As filed with the Securities and Exchange Commission on April 28, 2016

Registration Statement File No. 033-61679

Registration Statement File No. 811-08698

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT

UNDER THE SECURITIES ACT OF 1933

☐    Pre-Effective Amendment No.

☒    Post-Effective Amendment No. 28

and/or

REGISTRATION STATEMENT

UNDER THE INVESTMENT COMPANY ACT OF 1940

☒    Amendment No. 61

(Check appropriate box or boxes.)

C.M. Multi-Account A

(Exact Name of Registrant)

C.M. Life Insurance Company

(Name of Depositor)

100 Bright Meadow Boulevard

Enfield, Connecticut 06082

(Address of Depositor’s Principal Executive Offices) (Zip Code)

(860) 562-1000

(Depositor’s Telephone Number)

John E. Deitelbaum

Senior Vice President

C.M. Life Insurance Company

100 Bright Meadow Boulevard

Enfield, Connecticut 06082

(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering:    Continuous

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b) of Rule 485

☒	on May 1, 2016 pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐	on pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Individual or Group Deferred Variable Annuity Contract

Panorama Premier Variable Annuity

Issued by C.M. Life Insurance Company

C.M. Multi-Account A

This prospectus describes the Panorama Premier contract offered by C.M. Life Insurance Company. This contract is an individual deferred variable annuity. We no longer sell the contract. However, we continue to administer existing contracts. The contract provides for accumulation of contract value and annuity payments on a fixed and/or variable basis.

You, the contract owner, have a number of investment choices in this contract. Subject to state availability, these investment choices include three fixed account options as well as the following funds which are offered through our separate account, C.M. Multi-Account A.

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

Invesco V.I. Diversified Dividend Fund

Invesco V.I. Global Health Care Fund

Invesco V.I. Technology Fund

Fidelity® Variable Insurance Products Fund

Fidelity® VIP Contrafund® Portfolio

MML Series Investment Fund

MML Aggressive Allocation Fund

MML Balanced Allocation Fund

MML Blue Chip Growth Fund

MML Conservative Allocation Fund

MML Equity Income Fund

MML Equity Index Fund

MML Focused Equity Fund

MML Foreign Fund

MML Fundamental Growth Fund

MML Fundamental Value Fund

MML Global Fund

MML Growth Allocation Fund

MML Growth & Income Fund

MML Income & Growth Fund

MML Large Cap Growth Fund

MML Managed Volatility Fund

MML Mid Cap Growth Fund

MML Mid Cap Value Fund

MML Moderate Allocation Fund

MML Small Cap Growth Equity Fund

MML Small/Mid Cap Value Fund

MML Total Return Bond Fund

MML Series Investment Fund II

MML Blend Fund

MML Equity Fund

MML High Yield Fund

MML Inflation-Protected and Income Fund

MML Managed Bond Fund

MML Short-Duration Bond Fund

MML Small Cap Equity Fund

MML U.S. Government Money Market Fund 1

Oppenheimer Variable Account Funds

Oppenheimer Capital Appreciation Fund/VA

Oppenheimer Conservative Balanced Fund/VA 2

Oppenheimer Core Bond Fund/VA 3

Oppenheimer Discovery Mid Cap Growth Fund/VA

Oppenheimer Global Fund/VA

Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Government Money Fund/VA 4, 5

Oppenheimer International Growth Fund/VA

Oppenheimer Main Street Fund®/VA

PIMCO Variable Insurance Trust

PIMCO CommodityRealReturn® Strategy Portfolio

Voya Investors Trust

VY® Clarion Global Real Estate Portfolio

1	Formerly known as MML Money Market Fund.
2	Unavailable in contracts issued on or after 4/30/2012.
3	Effective 5/1/2009 and after, you may not allocate any new money to this fund via purchase payments or transfers.
4	Unavailable in contracts issued on or after 1/19/2008.
5	Formerly known as Oppenheimer Money Fund/VA.

To learn more about the Panorama Premier contract, you can obtain a copy of the Statement of Additional Information (SAI), dated May 1, 2016. We filed the SAI with the Securities and Exchange Commission (SEC) and it is legally a part of this prospectus. The SEC maintains a website (http://www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding companies that file electronically with the SEC. The Table of Contents of the SAI is on page 45 of this prospectus.

For a free copy of the SAI, or for general inquiries, call our Service Center at (800) 272-2216 or write to our Service Center using the following address: MassMutual Financial Group, Document Management Services – Annuities W360, P.O. Box 9067, Springfield, MA 01102-9067. (Overnight Mail Address: MassMutual Financial Group, Document Management Services – Annuities W360, 1295 State Street, Springfield, MA 01111-0111)

This prospectus is not an offer to sell the contract in any jurisdiction where it is illegal to offer the contract nor is it an offer to sell the contract to anyone to whom it is illegal to offer the contract.

The contract:

•	is not a bank or credit union deposit or obligation.
•	is not FDIC or NCUA insured.
•	is not insured by any federal government agency.
•	is not guaranteed by any bank or credit union.
•	may go down in value.
•	provides guarantees that are subject to our financial strength and claims-paying ability.

The SEC has not approved or disapproved the contract or determined that this prospectus is accurate or complete. Any representation that it has is a criminal offense.

Please read this prospectus before investing. You should keep it for future reference. It contains important information about the contract.

Effective May 1, 2016

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Index of Special Terms

We have tried to make this prospectus as readable and understandable for you as possible. By the very nature of the contract, however, certain technical words or terms are unavoidable. We have identified the following as some of these words or terms. The page that is indicated here is where we believe you will find the best explanation for the word or term.

Page
Accumulation Phase	4
Accumulation Unit	18
Annuitant	9
Annuity Date	26
Annuity Options	27
Annuity Payments	27
Annuity Unit Value	27
Claims-Paying Ability	43
Contract Anniversary	29
Free Withdrawals	25
Good Order	18
Income Phase	26
Non-Qualified	33
Purchase Payment	10
Qualified	33
Separate Account	12
Service Center	4
Sub-Account	12
Tax Deferral	5

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Contacting the Company

How to Contact Us.  You may contact us by calling the MassMutual Customer Service Center (our Service Center) at (800) 272-2216 Monday through Friday between 8 a.m. and 8 p.m. Eastern Time. You may also e-mail us by visiting www.massmutual.com/secure/emailus. Additionally, you may write to our Service Center using the following address: MassMutual Financial Group, Document Management Services – Annuities W360, P.O. Box 9067, Springfield, MA 01102-9067 or to our overnight mail address at MassMutual Financial Group, Document Management Services – Annuities W360, 1295 State Street, Springfield, MA 01111-0111.

Overview

The following is intended as a summary. Please read each section of this prospectus for additional detail.

We no longer sell the Panorama Premier variable annuity contract. However, we do continue to administer the contracts and you may continue making additional purchase payments to your existing contract.

This annuity is a contract between “you,” the owner and “us,” C. M. Life Insurance Company (“C.M. Life” or the “Company”). The contract is intended for retirement savings or other long-term investment purposes. In exchange for your purchase payments, we agree to pay you an income when you choose to receive it. You select the income period beginning on a date you designate. According to your contract, this date must be at least 5 years from when you purchase the contract. However, we currently allow you to select a date that is at least 30 days from when you purchase the contract.

The contract has two phases – the accumulation phase and the income phase. Your contract is in the accumulation phase until you decide to begin receiving annuity payments. During the accumulation phase we provide a death benefit. Once you begin receiving annuity payments, your contract enters the income phase.

Contract Type	The contract described in this prospectus is an individual deferred variable annuity. The contract provides for accumulation of contract value and annuity payments on a fixed and/or variable basis.
The Prospectus and the Contract	The prospectus and Statement of Additional Information (SAI) describe all material terms and features of your contract. Certain non-material provisions of your contract may be different than the general description in the prospectus and the SAI, and certain riders may not be available because of legal requirements in your state. See your contract for specific variations since any such state variation will be included in your contract or in riders or endorsements attached to your contract.
Annuity Options	We make annuity payments based on the annuity option you elect. When you elect an annuity option you also elect among a number of features, including, but not limited to: duration, number of payees, payments to beneficiaries, and whether payments will be variable and/or fixed payments. See “The Income Phase.”
Investment Choices	Through this contract, you can choose to allocate your purchase payments among various investment choices. Subject to state availability, your choices include over forty funds and three fixed accounts. See “Investment Choices.”
Withdrawals	Subject to certain restrictions, you may periodically make partial withdrawals of your contract value. If you make a full withdrawal of your contract value, all your rights under the contract will be terminated. Income taxes, tax penalties and a contingent deferred sales charge (CDSC) may apply to any withdrawal you request. See “Withdrawals,” “Expenses – Contingent Deferred Sales Charge” and “Taxes.”
Transfers	Subject to certain restrictions, you may periodically transfer contract value among available investment choices. See “Transfers and Transfer Programs.”
Death Benefit	A beneficiary may receive a benefit in the event of your death prior to the income phase. Once the income phase commences, payments upon death may be available to beneficiaries depending on the annuity option elected. See “Death Benefit” and “The Income Phase.”
Fees	Your contract value will be subject to certain fees. These charges will be reflected in your contract value and may be reflected in any annuity payments you choose to receive from the contract. See “Expenses” and “Table of Fees and Expenses.”

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Taxation	The Internal Revenue Code of 1986, as amended (IRC), has certain rules that apply to the contract. These tax treatments apply to earnings from the contract, withdrawals, death benefits and annuity options. See “Taxes.”
Tax Deferral	You are generally not taxed on contract earnings until you take money from your contract. This is known as tax deferral. Tax deferral is automatically provided by tax-qualified retirement plans. There is no additional tax deferral provided when a variable annuity contract is used to fund a tax-qualified retirement plan. Investors should only consider buying a variable annuity to fund a qualified plan for the annuity’s additional features such as lifetime income payments and death benefit protection.
Right to Cancel Your Contract	You have a right to examine your contract. If you change your mind about owning your contract, you can generally cancel it within 10 calendar days after receiving it. However, this time period may vary by state. See “Right to Cancel Your Contract.”
Our Claims-Paying Ability	Any guarantees we make under the contract are subject to our financial strength and claims-paying ability. See “Other Information – Our Ability to Make Payments Under the Contract.”

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Table of Fees and Expenses

The following tables describe the fees and expenses you pay when buying, owning, and surrendering the contract. In addition to other fees and expenses shown below, premium taxes may also apply, but are not reflected below.

I.  The first table describes the fees and expenses that you will pay at the time that you transfer the value between investment choices, or surrender the contract. We do not deduct a sales charge when we receive a purchase payment, but we may assess a contingent deferred sales charge as noted below.

Owner Transaction Expenses	Current	Maximum
Transfer Fee During the Accumulation Phase	$0	12 free transfers per calendar year; thereafter, the lesser of $20 or 2% of the amount transferred.
Contingent Deferred Sales Charge (as a percentage of purchase payment withdrawn or applied to certain annuity options 1)	7%	7%

Contingent Deferred Sales Charge Schedule

Year Since Purchase Payment was Accepted	1	2	3	4	5	6	7	8 and later
Percentage	7%	6%	5%	4%	3%	2%	1%	0%

II.  The next table describes fees and expenses you will pay periodically during the time you own the contract, not including underlying fund fees and expenses.

Periodic Contract Charges	Current	Maximum
Annual Contract Maintenance Charge	$30 [2]	$60
Separate Account Annual Expenses (as a percentage of average account value in the separate account)
Mortality and Expense Risk Charge	1.25%	1.25%
Administrative Charge	0.15%	0.25%

Total Separate Account Annual Expenses	1.40%	1.50%

Additional Contract Owner Expenses for Elected Options

If you are under age 80 when we issue your contract, for an additional charge you can elect the Ratchet Death Benefit as a replacement for the Basic Death Benefit which you automatically receive when you purchase the Panorama Premier contract.

Elected Options	Current	Maximum
Ratchet Death Benefit (deducted quarterly from your contract value)
if you were age 60 or less when we issued the contract	0.15% [3]	0.35% [4]
if you were age 61 through 70 when we issued the contract	0.15% [3]	0.50% [4]
if you were age 71 or older when we issued the contract	0.15% [3]	0.70% [4]

1	See Annuity Options E and F in “The Income Phase – Annuity Options.”
2	Currently waived if contract value is $50,000 or greater when we are to assess the charge, although we reserve the right to raise this to $100,000 as stated in the contract.
3	The charge is a percentage on an annual basis of the daily value of your contract value allocated to the funds and the fixed accounts, unless that charge exceeds the maximum charge, in which case the charge is the maximum charge.
4	The charge is a percentage on an annual basis of the daily value of your contract value allocated to the funds.

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Annual Fund Operating Expenses

While you own the contract, if your assets are invested in any of the sub-accounts, you will be subject to the fees and expenses charged by the fund in which that sub-account invests. The table below shows the minimum and maximum total operating expenses charged by any of the funds, expressed as a percentage of average net assets, for the year ended December 31, 2015 (before any waivers or reimbursements). 1 More detail concerning each fund’s fees and expenses that you may periodically be charged during the time that you own the contract is contained in each fund prospectus. Current and future expenses may be higher or lower than those shown.

Charge	Minimum	Maximum
Total Annual Fund Operating Expenses that are deducted from fund assets, including management fees, distribution, and/or 12b-1 fees, and other expenses.	0.43%	1.27%

1	The fund expenses used to prepare this table were provided to us by the funds. We have not independently verified such information.

The information above describes the fees and expenses you pay related to the contract. For information on compensation we may receive from the funds and their advisers and sub-advisers, see “Investment Choices – Compensation We Receive from Funds, Advisers and Sub-Advisers.” For information on compensation we pay to broker-dealers selling the contract, see “Other Information – Distribution.”

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Examples Using Current and Maximum Expenses

These Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract fees, separate account annual expenses, and fund fees and expenses.

Example I assumes that you withdraw all your contract value at the end of each year shown.

Example II assumes you do not withdraw any contract value at the end of each year shown, or that you decide to begin the income phase at the end of each year shown and we do not deduct a contingent deferred sales charge. (Currently the income phase is not available until 30 days after you purchase your contract).

Both Example I and Example II assume:

•	that you invest $10,000 in the contract for the time periods indicated,
•	that you allocate it to a sub-account that has a 5% gross return each year,
•	that you elected the Ratchet Death Benefit and you were at least age 71, and not yet age 80 or older when we issued the contract,
•	that either the current or maximum fees and expenses in the “Table of Fees and Expenses” apply, and
•	that you selected one of two sub-accounts:
1)	the one that invests in the fund with the maximum total operating expenses, or
2)	the one that invests in the fund with the minimum total operating expenses.

Examples Using Current Expenses.  Based on the above assumptions, your costs would be as shown in the following table. Your actual costs may be higher or lower.

	Example I				Example II
Years	1	3	5	10	1	3	5	10
Sub-Account with maximum total operating expenses	$931	$1,359	$1,792	$3,150	$286	$876	$1,492	$3,150
Sub-Account with minimum total operating expenses	$853	$1,120	$1,371	$2,312	$202	$624	$1,071	$2,312

Examples Using Maximum Expenses.  Based on the above assumptions, your costs would be as shown in the following table. Your actual costs may be higher or lower.

	Example I				Example II
Years	1	3	5	10	1	3	5	10
Sub-Account with maximum total operating expenses	$995	$1,552	$2,118	$3,788	$355	$1,080	$1,826	$3,788
Sub-Account with minimum total operating expenses	$917	$1,316	$1,717	$3,004	$271	$ 831	$1,417	$3,004

The examples using current expenses reflect the annual contract maintenance charge of $30 as an annual charge of 0.04%. The examples using maximum expenses reflect the annual contract maintenance charge of $60 as an annual charge of 0.08%.

The examples do not reflect any premium taxes. However, premium taxes may apply.

The examples should not be considered a representation of past or future expenses. Your actual expenses may be higher or lower than those shown in the examples. The assumed 5% annual rate of return is hypothetical. Actual returns may be greater or less than the assumed hypothetical return.

There is an accumulation unit value history in “Appendix A – Condensed Financial Information.”

There is information concerning compensation payments we make to sales representatives in connection with the sale of the contracts in “Other Information – Distribution.”

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The Company

In this prospectus, “we,” “us,” “our” and “the Company” refer to C.M. Life Insurance Company (C.M. Life). C.M. Life is a wholly-owned stock life insurance subsidiary of Massachusetts Mutual Life Insurance Company (MassMutual). C.M. Life provides life insurance and annuities to individuals and group life insurance to institutions. MassMutual and its subsidiaries provide life insurance, disability income insurance, long-term care insurance, annuities, retirement products, investment management, mutual funds and trust services to individual and institutional customers in all 50 states of the U.S. and the District of Columbia and Puerto Rico. Products and services are offered primarily through its career agency system, broker-dealers, insurance brokers, wire houses, consultants and other third-party distributors. MassMutual is a mutual life insurance company domiciled in the Commonwealth of Massachusetts. C.M. Life’s home office is located at 100 Bright Meadow Boulevard, Enfield, Connecticut 06082-1981.

Ownership of the Contract

Owner

In this prospectus, “you” and “your” refer to the owner. The owner is named at time of application. The owner can be an individual or a non-natural person (e.g., a corporation, limited liability company, partnership or certain other entities). We will not issue a contract to you if you have passed age 85 as of the date we proposed to issue the contract.

If your contract is non-qualified and owned by a non-natural person, the contract will generally not be treated as an annuity for tax purposes. This means that gain in the contract will be taxed each year while the contract is in the accumulation phase. This treatment is not generally applied to a contract held by a trust or other entity as an agent for a natural person. Before purchasing a contract to be owned by a non-natural person or before changing ownership on an existing contract that will result in it being owned by a non-natural person, you should consult a tax adviser to determine the tax impact. See “Taxes – Non-Natural Owner.”

As the owner of the contract, you exercise all rights under the contract. The owner names the beneficiary. You may change the owner of the contract at any time prior to the annuity date by sending written authorization on our form, in good order, to our Service Center. If you change the owner, the change is subject to our approval. Changing the owner may result in tax consequences. On and after the annuity date, you continue as the owner.

Contracts under qualified plans, including section 457 deferred compensation plans, generally must be held by the plan sponsor or plan trustee. Except for TSAs, Keogh plans, and IRAs, an individual cannot be the owner of a contract held to fund a qualified plan. Therefore, the individuals covered by the qualified plan have no ownership rights.

Joint Owner

Non-qualified contracts can be owned by joint owners. Unless prohibited by state law, only you and your spouse can be joint owners. We will not issue a contract to you if either proposed joint owner has passed age 85 as of the date we proposed to issue the contract. If there are joint owners, we require authorization from both joint owners for all transactions.

Annuitant

The annuitant is the person on whose life we base annuity payments. You designate the annuitant at the time of application. We will not issue a contract to you if the proposed annuitant has passed age 85 as of the date we proposed to issue the contract. You may change the annuitant before the annuity date, subject to our approval. However, the annuitant may not be changed on a contract owned by a non-natural person unless the contract was issued under a plan pursuant to IRC Section 401(a), 408(a), 408(b) or 408A. We will use the age of the annuitant to determine all applicable benefits under a contract owned by a non-natural person.

Beneficiary

The beneficiary is the person(s) or entity you name to receive any death benefit. You name the beneficiary at the time of application. You may change the beneficiary at any time before you die. To change the irrevocable beneficiary, we must receive written authorization on our form in good order at our Service Center from the irrevocable beneficiary.

If you are married and your contract is issued under an ERISA plan, your ability to name a primary beneficiary other than your spouse is restricted.

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Age

How We Determine Age of Annuitant, Owner and Beneficiary

In this prospectus the term “age,” except when discussed in regards to specific tax provisions, is defined as “insurance age,” which is a person’s age on his/her birthday nearest the date for which the age is being determined. This means we calculate your age based on your nearest birthday, which could be either your last birthday or your next. For example, age 80 is generally the period of time between age 79 years, 6 months and 1 day and age 80 and 6 months.

Additional Purchase Payments

We no longer sell the Panorama Premier variable annuity contract. However, we do continue to administer the contracts and you may continue making additional purchase payments to your existing contract.

Purchase Payments

The minimum amount we accepted for your initial purchase payment was:

•	$5,000 when the contract was bought as a non-qualified contract; or
•	$2,000 if you bought the contract as part of an IRA (Individual Retirement Annuity), 401(k) or other qualified plan.

If, when you applied for your contract, you elected to make purchase payments under our automatic investment plan option, we allowed you to satisfy the minimum initial payment requirement by making 12 consecutive monthly payments of as little as:

•	$416.66 for a non-qualified contract, or
•	$166.66 for a qualified contract.

Additional payments of less than $250 are subject to our approval.

The maximum amount of cumulative purchase payments we accept without our prior approval is based on your age when we issued the contract. The maximum amount is:

•	$1 million up to age 75; or
•	$500,000 if older than age 75.

If the owner is not a natural person, these purchase payment limits will apply to the annuitant’s age. If there are joint owners, age refers to the oldest owner.

Age is as of the nearest birthday. For example, age 80 is generally the period of time between age 79 years, 6 months and 1 day and age 80 and 6 months. See “Age.”

You can make additional purchase payments:

•	by mailing your check, that clearly indicates your name and contract number, to our lockbox:

First Class Mail

MassMutual Panorama Premier

Annuity Payment Services

MassMutual P.O. Box 74908

Chicago, IL 60675-4908

Overnight Mail

MassMutual Panorama Premier

Annuity Payment Services

350 North Orleans Street

Receipt & Dispatch, 8th Floor

Suite 4908

Chicago, IL 60654

•	by Wire Transfer:

JP Morgan Chase Bank

New York, New York

ABA #021000021

C.M. Life Insurance Co. Account #323956297

Ref: Annuity Contract #

Name: (Your Name)

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You may also send purchase payments to our Service Center. We have the right to reject any application or purchase payment.

Automatic Investment Plan (AIP).  Under the AIP, you may authorize us to periodically draw funds from an account of your choosing (restrictions may apply) for the purpose of making purchase payments to your contract. Contact our Service Center for information regarding setting up an AIP and any restrictions regarding use of the AIP.

Allocation of Purchase Payments

When you purchase your contract, we will apply your purchase payment among the investment choices according to the allocation instructions you provide. If you make additional purchase payments and do not provide new allocation instructions, we will apply each according to the allocation instructions we have on record.

Once we receive your initial purchase payment and the necessary information at our Service Center or lockbox, we will issue your contract and apply your initial purchase payment within 2 business days. If you do not give us all of the information we need, we will notify you. When we receive all of the necessary information, we will then apply your initial purchase payment within 2 business days. If for some reason we are unable to complete this process within 5 business days, we will either send back your money or get your permission to keep it until we receive all of the necessary information.

If you add more money to your contract by making additional purchase payments, we will credit these amounts to your contract on the business day we receive them and all necessary information in good order at our Service Center or lockbox. If we receive your purchase payment at our Service Center or lockbox on a non-business day or after the business day closes, we will credit the amount to your contract effective the next business day. Our business day closes when the New York Stock Exchange closes, usually 4:00 p.m. Eastern time.

Replacement of Life Insurance or Annuities

A “replacement” occurs when a new policy or contract is purchased and, in connection with the sale, an existing policy or contract is surrendered, lapsed, forfeited, assigned to the replacing insurer, otherwise terminated or used in a financed purchase. A “financed purchase” occurs when the purchase of a new life insurance policy or annuity contract involves the use of funds obtained from the values of an existing life insurance policy or annuity contract through withdrawal, surrender or loan.

There are circumstances in which replacing your existing life insurance policy or annuity contract can benefit you. As a general rule, however, replacement is not in your best interest. Accordingly, you should make a careful comparison of the costs and benefits of your existing policy or contract and the proposed policy or contract to determine whether replacement is in your best interest. You should be aware that the person selling you the new policy or contract will generally earn a commission if you buy the new policy or contract through a replacement. Remember that if you replace a policy or contract with another policy or contract, you might have to pay a surrender charge on the replaced policy or contract, and there may be a new surrender charge period for the new policy or contract. In addition, other charges may be higher (or lower) and the benefits may be different.

If you purchase the contract described in this prospectus in exchange for an existing policy or contract from another company, we may not receive your initial purchase payment from the other company for a substantial period of time after we receive your signed application.

You should also note that once you have replaced your variable life insurance policy or annuity contract, you generally cannot reinstate it even if you choose not to accept your new variable life insurance policy or annuity contract during your “free look” period. The only exception to this rule would be if your previously issued contract was issued in a state that requires the insurer to reinstate the previously surrendered policy or contract if the owner chooses to reject their new variable life insurance policy or annuity contract during the “free look” period.

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Right to Cancel Your Contract

You have a right to examine your contract. If you change your mind about owning your contract, you can cancel it within 10 calendar days after receiving it. When you cancel the contract within this time period, we will not assess a contingent deferred sales charge. Unless your state has other requirements, you will receive back your contract value as of the business day we receive your contract and your written request in good order at our Service Center, and your contract will be terminated. If you purchase this contract as an IRA, we will return the greater of your purchase payments less any withdrawals you took, or the contract value.

Investment Choices

Choose Investment Choices Appropriate for You.  When electing among your available investment choices consider your circumstances, investment goals, financial situation and risk tolerance. After you elect investment choices for your initial purchase payment, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate. Through the contract we offer a number of investment choices, but we do not recommend or endorse any particular investment choice and we do not provide investment advice. Because investment risk is borne by you, carefully consider your investment choice elections.

Understand the Risks Associated with Your Investment Choices.  If your contract value is allocated to a fund, your contract value will be influenced by the investment performance of that fund. You will want to read the fund prospectus, especially the section discussing the risks of investing in the fund. We will deliver current fund prospectuses and/or current summary fund prospectuses to you. You may also contact our Service Center to request current fund prospectuses and summary fund prospectuses. Summary fund prospectuses for certain funds may be unavailable.

Be Informed.  Read this prospectus. Also review information about the funds: the fund prospectus, statement of additional information, annual report and semiannual report.

The Separate Account

We established C.M. Multi-Account A (separate account) as a separate account under Connecticut law on August 3, 1994. The separate account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940.

The separate account holds the assets that underlie the contracts, except those assets allocated to our general account. We keep the separate account assets separate from the assets of our general account and other separate accounts. The separate account is divided into sub-accounts, each of which invests exclusively in a single investment choice.

We own the assets of the separate account. We credit gains to, or charge losses against, the separate account, whether or not realized, without regard to the performance of other investment accounts. The separate account’s assets may not be used to pay any of our liabilities other than those arising from the contracts. If the separate account’s assets exceed the required reserves and other liabilities, we may transfer the excess to our general account. The obligations of the separate account are not our generalized obligations and will be satisfied solely by the assets of the separate account.

The Funds

The following funds are available as investment choices under the contract. If your contract value is allocated to a fund, your contract value will be influenced by the investment performance of that fund.

These funds are only available to insurance company separate accounts and qualified retirement plans, are not available for purchase directly by the general public, and are not the same as other mutual fund portfolios with very similar or nearly identical names and investment goals and policies that are sold directly to the public. While a fund may have many similarities to these other publicly available mutual funds, you should not expect the investment results of the fund to be the same as the investment results of those publicly available mutual funds. We do not guarantee or make any representation that the investment results of the funds will be comparable to the investment results of any other mutual fund, even a mutual fund with the same investment adviser or manager.

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Fund Type	Investment Funds in Which the Sub-Accounts Purchase Shares	Investment Fund’s Adviser and Sub-Adviser
Asset Allocation
	MML Aggressive Allocation Fund (Initial Class) [1]	Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A
	MML Balanced Allocation Fund (Initial Class) [1]	Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A
	MML Conservative Allocation Fund (Initial Class) [1]	Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A
	MML Growth Allocation Fund (Initial Class) [1]	Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A
	MML Moderate Allocation Fund (Initial Class) [1]	Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A
Money Market
	MML U.S. Government Money Market Fund (Initial Class) [2]	Adviser: MML Investment Advisers, LLC Sub-Adviser: Babson Capital Management LLC
	Oppenheimer Government Money Fund/VA (Non-Service) [3,4]	Adviser: OFI Global Asset Management, Inc. Sub-Adviser: OppenheimerFunds, Inc.
Fixed Income
	MML High Yield Fund (Service Class I)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Babson Capital Management LLC
	MML Inflation-Protected and Income Fund (Initial Class)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Babson Capital Management LLC
	MML Managed Bond Fund (Service)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Babson Capital Management LLC
	MML Short-Duration Bond Fund (Service Class I)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Babson Capital Management LLC
	MML Total Return Bond Fund (Service Class I)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Metropolitan West Asset Management, LLC
	Oppenheimer Core Bond Fund/VA (Non-Service) [5]	Adviser: OFI Global Asset Management, Inc. Sub-Adviser: OppenheimerFunds, Inc.
	Oppenheimer Global Strategic Income Fund/VA (Non-Service)	Adviser: OFI Global Asset Management, Inc. Sub-Adviser: OppenheimerFunds, Inc.
Balanced
	MML Blend Fund (Initial Class)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Babson Capital Management LLC
	Oppenheimer Conservative Balanced Fund/VA (Non-Service) [6]	Adviser: OFI Global Asset Management, Inc. Sub-Adviser: OppenheimerFunds, Inc.
Large Cap Value
	MML Equity Fund (Initial Class)	Adviser: MML Investment Advisers, LLC Sub-Advisers: OppenheimerFunds, Inc. and Loomis, Sayles & Company, L.P.
	MML Equity Income Fund (Initial Class)	Adviser: MML Investment Advisers, LLC Sub-Adviser: T. Rowe Price Associates, Inc.

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Fund Type	Investment Funds in Which the Sub-Accounts Purchase Shares	Investment Fund’s Adviser and Sub-Adviser
Large Cap Value (continued)
	MML Fundamental Value Fund (Service Class I)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Wellington Management Company, LLP
	MML Income & Growth Fund (Initial Class)	Adviser: MML Investment Advisers, LLC Sub-Adviser: BlackRock Investment Management, LLC
Large Cap Blend
	Fidelity® VIP Contrafund® Portfolio (Initial Class)	Adviser: Fidelity Management & Research Company Sub-Adviser: FMR Co., Inc.
	Invesco V.I. Diversified Dividend Fund (Series I)	Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A
	MML Equity Index Fund (Class I)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Northern Trust Investments, Inc.
	MML Focused Equity Fund (Service Class I)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Harris Associates L.P.
	MML Growth & Income Fund (Initial Class)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Massachusetts Financial Services Company
	Oppenheimer Main Street Fund®/VA (Non-Service)	Adviser: OFI Global Asset Management, Inc. Sub-Adviser: OppenheimerFunds, Inc.
Large Cap Growth
	MML Blue Chip Growth Fund (Initial Class)	Adviser: MML Investment Advisers, LLC Sub-Adviser: T. Rowe Price Associates, Inc.
	MML Fundamental Growth Fund (Service Class I)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Wellington Management Company, LLP
	MML Large Cap Growth Fund (Initial Class)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Rainier Investment Management, LLC
	Oppenheimer Capital Appreciation Fund/VA (Non-Service)	Adviser: OFI Global Asset Management, Inc. Sub-Adviser: OppenheimerFunds, Inc.
Small/Mid Cap Value
	MML Mid Cap Value Fund (Initial Class)	Adviser: MML Investment Advisers, LLC Sub-Adviser: American Century Investment Management, Inc.
	MML Small/Mid Cap Value Fund (Initial Class)	Adviser: MML Investment Advisers, LLC Sub-Adviser: AllianceBernstein L.P.
Small/Mid Cap Blend
	MML Small Cap Equity Fund (Initial Class)	Adviser: MML Investment Advisers, LLC Sub-Adviser: OppenheimerFunds, Inc.
Small/Mid Cap Growth
	MML Mid Cap Growth Fund (Initial Class)	Adviser: MML Investment Advisers, LLC Sub-Adviser: T. Rowe Price Associates, Inc.
	MML Small Cap Growth Equity Fund (Initial Class)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Wellington Management Company, LLP

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Fund Type	Investment Funds in Which the Sub-Accounts Purchase Shares	Investment Fund’s Adviser and Sub-Adviser
Small/Mid Cap Growth (continued)
	Oppenheimer Discovery Mid Cap Growth Fund/VA (Non-Service)	Adviser: OFI Global Asset Management, Inc. Sub-Adviser: OppenheimerFunds, Inc.
International/Global
	MML Foreign Fund (Initial Class)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Templeton Investment Counsel, LLC
	MML Global Fund (Class II)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Massachusetts Financial Services Company
	Oppenheimer Global Fund/VA (Non-Service)	Adviser: OFI Global Asset Management, Inc. Sub-Adviser: OppenheimerFunds, Inc.
	Oppenheimer International Growth Fund/VA (Non-Service)	Adviser: OFI Global Asset Management, Inc. Sub-Adviser: OppenheimerFunds, Inc.
Specialty
	Invesco V.I. Global Health Care Fund (Series I)	Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A
	Invesco V.I. Technology Fund (Series I)	Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A
	MML Managed Volatility Fund (Initial Class)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Gateway Investment Advisers, LLC
	PIMCO CommodityRealReturn® Strategy Portfolio (Advisor Class)	Adviser: Pacific Investment Management Company LLC Sub-Adviser: N/A
	VY® Clarion Global Real Estate Portfolio (Class S)	Adviser: Voya Investments, LLC Sub-Adviser: CBRE Clarion Securities LLC

1	These are fund-of-funds investment choices. They are known as fund-of-funds because they invest in other underlying funds. A fund offered in a fund-of-funds structure may have higher expenses than a direct investment in the underlying funds because a fund-of-funds bears its own expenses and indirectly bears its proportionate share of expenses of the underlying fund in which it invests.

2	An investment in the MML U.S. Government Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to maintain a stable net asset value per share, it is possible to lose money by investing in the fund. The yield of this fund may become very low during periods of low interest rates. After deduction of Separate Account charges, the yield in the sub-account that invests in this fund could be negative.

3	Unavailable in contracts issued on or after January 19, 2008.

4	An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. The yield of this fund may become very low during periods of low interest rates. After deduction of Separate Account charges, the yield in the sub-account that invests in this fund could be negative.

5	Effective May 1, 2009 and after, you may not allocate any new money to this fund via purchase payments or transfers.

6	Unavailable in contracts issued on or after April 30, 2012.

There is no assurance that the funds will achieve their stated objective. The fund prospectuses contain more detailed information about the funds. We will deliver current fund prospectuses and/or current summary fund prospectuses to you. You may also contact our Service Center to request current fund prospectuses and summary fund prospectuses. Summary fund prospectuses for certain funds may be unavailable. You should read the information contained in the fund prospectuses carefully before investing.

Addition, Removal, Closure or Substitution of Funds

We have the right to change the funds offered through the contract, but only as permitted by law. If the law requires, we will also get your approval and the approval of any appropriate regulatory authorities. Changes may only impact certain contract owners. Examples of possible changes include: adding new funds or fund classes; removing existing funds or fund classes; closing existing funds or fund classes; or substituting a fund with a different fund. New or substitute funds may have different

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fees and expenses. We will not add, remove, close or substitute any shares attributable to your interest in a sub-account of the separate account without notice to you and prior approval of the SEC, to the extent required by applicable law. We reserve the right to transfer separate account assets to another separate account that we determine to be associated with the class of contracts to which your contract belongs.

Conflicts of Interest.  The funds available with this contract may also be available to registered separate accounts offering variable annuity and variable life products of other affiliated and unaffiliated insurance companies, as well as to the separate account and other separate accounts of C.M. Life. Although we do not anticipate any disadvantages to this, it is possible that a material conflict may arise between the interests of the separate account and one or more of the other separate accounts participating in the funds. A conflict may occur, for example, as a result of a change in law affecting the operations of variable life and variable annuity separate accounts, differences in the voting instructions of the owners and payees and those of other insurance companies, or some other reason. In the event of a conflict of interest, we will take steps necessary to protect owners and payees, including withdrawing the separate account from participation in the funds involved in the conflict or substituting shares of other funds.

Compensation We Receive from Funds, Advisers and Sub-Advisers

Compensation We Receive from Advisers and Sub-Advisers.  We and certain of our insurance affiliates receive compensation from the advisers and sub-advisers to some of the funds. We may use this compensation to pay expenses that we incur in promoting, issuing, distributing and administering the contract and, providing services, on behalf of the funds, in our role as intermediary to the funds. The amount of this compensation is determined by multiplying a specified annual percentage rate by the average net assets held in that fund that are attributable to the variable annuity and variable life insurance products issued by us and our affiliates that offer the particular fund (MassMutual’s variable contracts). These percentage rates differ, but currently do not exceed 0.25%. Some advisers and sub-advisers pay us more than others; some do not pay us any such compensation.

The compensation may not be reflected in a fund’s expenses because this compensation may not be paid directly out of a fund’s assets. These payments also may be derived, in whole or in part, from the advisory fee deducted from fund assets. Contract owners, through their indirect investment in the funds, bear the costs of these advisory fees (see the funds’ prospectuses for more information).

In addition, we may receive fixed dollar payments from the advisers and sub-advisers to certain funds so that the adviser and sub-adviser can participate in sales meetings conducted by MassMutual. Attending such meetings provides advisers and sub-advisers with opportunities to discuss and promote their funds. For a list of the funds whose advisers and sub-advisers currently pay such compensation, visit www.massmutual.com/legal/compagreements or call our Service Center at the number shown on page 1 of this prospectus.

Compensation We Receive from Funds.  We and certain of our affiliates also receive compensation from certain funds pursuant to Rule 12b-1 under the 1940 Act. This compensation is paid out of the fund’s assets and may be as much as 0.25% of the average net assets of an underlying fund which are attributable to MassMutual’s variable contracts. An investment in a fund with a 12b-1 fee will increase the cost of your investment in this contract.

Compensation and Fund Selection.  When selecting the funds that will be available with MassMutual’s variable contracts we consider each fund’s investment strategy, asset class, manager’s reputation, and performance. We also consider the amount of compensation that we receive from the funds, their advisers, sub-advisers, or their distributors. The compensation that we receive may be significant and we may profit from this compensation. Additionally, we offer certain funds through the contract at least in part because they are managed by us or an affiliate.

The Fixed Accounts

In most states, we offer three fixed accounts as investment choices: two fixed accounts for Dollar Cost Averaging (the DCA Fixed Accounts) and The Fixed Account (collectively, the fixed accounts). The fixed accounts are investment choices within our general account.

Purchase payments allocated to the fixed accounts and transfers to the fixed accounts become part of our general account which supports insurance and annuity obligations. The general account has not been registered under the Securities Act of 1933 (1933 Act) nor is the general account registered under the Investment Company Act of 1940 (1940 Act) because of exemptive and exclusionary provisions. Accordingly, neither the general account nor any interests therein are generally subject to the provisions of the 1933 Act or the 1940 Act.

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Disclosures regarding the fixed accounts or the general account, however, are subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in this prospectus. For more information about our general account see “Other Information – Our Ability to Make Payments Under the Contract.”

DCA Fixed Accounts.  Each DCA Fixed Account is a fixed account from which assets are systematically transferred to any fund(s). You may not transfer your contract value in a DCA Fixed Account to The Fixed Account. During the accumulation phase, you may choose to have your purchase payments allocated to a DCA Fixed Account for the period of the DCA Fixed Account Term (DCA Term). Your election must be in writing.

Currently, you have a choice of two DCA Fixed Accounts:

a)  DCA Fixed Account with a DCA Term of 6 months; or

b)  DCA Fixed Account with a DCA Term of 12 months.

To the extent permitted by law, we reserve the right to change the duration of the DCA Terms in the future. Your DCA Term will terminate upon payment of the death benefit. You may only participate in one DCA Fixed Account at a time.

How to Participate in the DCA Fixed Account.  To participate in the DCA Fixed Account you must apply a new purchase payment of $5,000 or greater to a DCA Term or provide us with evidence satisfactory to us that you will apply $5,000 or more to a DCA Term via transfer(s) from another financial institution. Purchase payments which originate from an annuity contract issued by us or any of our affiliates cannot be allocated to a DCA Fixed Account. We reserve the right to reject purchase payments. You cannot transfer current contract values into the DCA Fixed Account. The first DCA transfer will occur 5 business days after we receive all or a portion of the purchase payment into the DCA Fixed Account.

Any portion of the sum to be applied to the DCA Fixed Account that we receive after the start of the DCA Term, will be added to the amount in the current DCA Term and will participate only in the remaining period of that DCA Term. You may apply additional purchase payments to the current DCA term. Those additional purchase payments will be added to the amount in the current DCA Term and will participate only in the remaining period of the current DCA Term.

We make scheduled monthly transfers from the DCA Fixed Account. The first transfer will occur 5 business days after we receive your payment allocated to the DCA Fixed Account and a completed DCA Fixed Account election form. You may not take partial withdrawals from the DCA Fixed Account.

You may make a one-time transfer of your remaining contract value in the DCA Fixed Account into any of the fund(s), prior to the expiration of your DCA Term. Your transfer will be effective on the business day we receive, in good order, your written request or telephone request at our Service Center. Our business day closes when the New York Stock Exchange closes, usually 4:00 p.m. Eastern Time. If we receive your transfer request in good order at our Service Center on a non-business day or after our business day closes, your transfer request will be effective on the next business day.

We reserve the right to assess a fee for processing transactions under the DCA Fixed Account.

If you elect to make an allocation to a DCA Fixed Account, but your annuity date will occur prior to the end of that DCA Term, your DCA Term will expire early. It will expire on your annuity date. We will transfer any contract value remaining in the DCA Fixed Account on your annuity date in accordance with your DCA Fixed Account transfer instructions in effect at that time. No amounts will remain in the DCA Fixed Account after your annuity date.

We periodically set the interest rate we credit to the DCA Fixed Account. We will credit an interest rate at a rate not less than the minimum allowed by state law at the time we issue your contract. We reserve the right to change the guaranteed minimum interest rate for newly issued contracts, subject to applicable state law. The interest rate you will receive for the entire DCA Term is the interest rate in effect on the date your DCA Term begins. We guarantee the interest rate for the full DCA Term.

The Fixed Account.  You may allocate purchase payments to The Fixed Account. You can also make transfers of your contract value into The Fixed Account. You do not participate in the investment performance of the assets in The Fixed Account. Instead, we credit your contract with interest at a specified rate that we declare in advance. We will credit an interest rate at a rate not less than the minimum allowed by state law at the time we issue your contract. We reserve the right to change the guaranteed minimum interest rate for newly issued contracts, subject to applicable state law.

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Contract Value

Your contract value is the sum of your value in the separate account and the fixed account(s).

Your value in the separate account will vary depending on the investment performance of the funds you choose. In order to keep track of your contract value in the separate account, we use a unit of measure called an accumulation unit. During the income phase of your contract we call the unit an annuity unit.

Accumulation Units.  Every business day we determine the value of an accumulation unit for each of the separate account sub-accounts. Changes in the accumulation unit value reflect the investment performance of the fund as well as deductions for insurance and other charges.

The value of an accumulation unit may go up or down from business day to business day.

The Statement of Additional Information contains more information on the calculation of the accumulation unit value.

When you make a purchase payment, we credit your contract with accumulation units. We determine the number of accumulation units to credit by dividing the amount of the purchase payment allocated to a separate account sub-account by the value of the accumulation unit for that separate account sub-account. When you make a withdrawal, we deduct from your contract accumulation units representing the withdrawal amount.

We calculate the value of an accumulation unit for each separate account sub-account after the New York Stock Exchange closes each business day. Any change in the accumulation unit value will be reflected in your contract value.

Example.  On Monday we receive an additional purchase payment of $5,000 from you. You have told us you want this to go to the MML Managed Bond Fund. When the New York Stock Exchange closes on that Monday, we determine that the value of an accumulation unit for the MML Managed Bond Fund is $13.90. We then divide $5,000 by $13.90 and credit your contract on Monday night with 359.71 accumulation units for the MML Managed Bond Fund.

Business Days & Non-Business Days

Our business day closes when the New York Stock Exchange business day closes. The New York Stock Exchange business day usually closes at 4:00 p.m. Eastern time. Our non-business days are those days when the New York Stock Exchange is not open for trading.

Sending Requests in Good Order

From time to time you may want to submit a request for transfer among investment choices, a withdrawal, a change of beneficiary, or some other action. We can only act upon your request if we receive it in “good order.” Contact our Service Center to learn what information we require for your request to be in “good order.” Generally, your request must include the information and/or documentation we need to complete the action without using our own discretion to carry it out. Additionally, some actions may require that you submit your request on our form. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.

In addition to written requests, we may allow requests by fax, telephone or internet. Fax, telephone or internet transactions may not always be available. Fax, telephone and computer systems can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. We may make these additional methods available at our discretion. They may be suspended or discontinued at any time without notice. Not all transaction types can be requested by fax, telephone or the internet.

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Transfers and Transfer Programs

General Overview

We have the right to terminate, suspend, or modify the transfer and transfer program provisions described in this prospectus.

You can transfer all or part of your contract value. You can make transfers by written request, by telephone, by fax, or by other means we authorize. You must clearly indicate the amount and investment choices from and to which you wish to transfer. We will use reasonable procedures to confirm that instructions given to us are genuine. We may record all telephone instructions.

Your registered representative may provide us with instructions on your behalf involving fund transfers subject to our rules and requirements, including the restrictions on frequent trading and market timing activities.

Your transfer is effective on the business day we receive your request in good order at our Service Center. Our business day closes when the New York Stock Exchange closes, usually 4:00 p.m. Eastern time. If we receive your transfer request in good order at our Service Center on a non-business day or after our business day closes, your transfer request will be effective on the next business day.

Transfers During the Accumulation Phase

References to “The Fixed Account” pertain only to The Fixed Account and not the DCA Fixed Accounts. For DCA Fixed Account transfer rules see “Investment Choices – The Fixed Accounts – DCA Fixed Accounts.”

You may transfer all or part of your assets in a fund or The Fixed Account. You can make a transfer to or from The Fixed Account and to or from any fund. During the accumulation phase we do not assess a transfer fee. However, we reserve the right to allow twelve free transfers per calendar year and charge for transfers in excess of twelve. The charge equals $20 per transfer or 2% of the amount that is transferred, whichever is less.

The following rules apply to any transfer during the accumulation phase:

1)	Currently, the minimum amount which you can transfer is:

•	$100; or
•	the entire value in a fund, if less.

We reserve the right to impose a minimum transfer requirement of $1,000. Currently, we do not require that a minimum amount remain in the fund after a transfer. However, we reserve the right to impose a requirement that $1,000 remain in the fund after a transfer unless you transfer the entire fund value. We waive these requirements if the transfer is made in connection with the Rebalancing Program.

2)	You must clearly indicate the amount and investment choices from and to which you wish to transfer.
3)	During any contract year, we limit transfers out of The Fixed Account to the greater of $30,000 or 30% of your contract value in The Fixed Account as of the end of the previous contract year. However, if you transfer 30% of your contract value in The Fixed Account for three consecutive contract years, your transfer in the fourth consecutive contract year may be for the entire amount in The Fixed Account, provided that you have not applied payments or transferred contract value into The Fixed Account from the time the first annual transfer was made. We measure a contract year from the anniversary of the day we issued your contract. Transfers out of The Fixed Account are done on a first-in, first-out basis. In other words, amounts attributed to the oldest purchase payments are transferred first; then amounts attributed to the next oldest purchase payments are transferred; and so on.
4)	We consider The Fixed Account and a money market fund to be “competing accounts.” Transfers between competing accounts are not allowed. For a period of ninety days following a transfer out of a competing account, no transfers may be made into the other competing account. In addition, for a period of ninety days following a transfer into a competing account, no transfers may be made out of the other competing account.

Limits on Frequent Trading and Market Timing Activity

This contract and its investment choices are not designed to serve as vehicles for what we have determined to be frequent trading or market timing trading activity. We consider these activities to be abusive trading practices that can disrupt the management of a fund in the following ways:

•	by requiring the fund to keep more of its assets liquid rather than investing them for long-term growth, resulting in lost investment opportunity; and
•	by causing unplanned portfolio turnover.

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These disruptions, in turn, can result in increased expenses and can have an adverse effect on fund performance that could impact all contract owners and beneficiaries under the contract, including long-term contract owners who do not engage in these activities. Therefore, we discourage frequent trading and market timing trading activity and will not accommodate frequent transfers of contract value among the funds. Organizations and individuals that intend to trade frequently and/or use market timing investment strategies should not purchase this contract.

We have adopted policies and procedures to help us identify those individuals or entities that we determine may be engaging in frequent trading and/or market timing trading activities. We monitor trading activity to uniformly enforce those procedures. However, those who engage in such activities may employ a variety of techniques to avoid detection. Our ability to detect frequent trading or market timing may be limited by operational or technological systems, as well as by our ability to predict strategies employed by contract owners (or those acting on their behalf) to avoid detection. Therefore, despite our efforts to prevent frequent trading and the market timing of funds among the sub-accounts of the separate account, there can be no assurance that we will be able to identify and curtail every instance of trading of those who trade frequently or those who employ a market timing strategy or those who act as intermediaries on behalf of such persons. Moreover, our ability to discourage and restrict frequent trading or market timing may be limited by decisions of state regulatory bodies and court orders that we cannot predict.

In addition, some of the funds are available with variable products issued by other insurance companies. We do not know the effectiveness of the policies and procedures used by these other insurance companies to detect frequent trading and/or market timing. As a result of these factors, the funds may reflect lower performance and higher expenses across all contracts as a result of undetected abusive trading practices.

If we, or the investment adviser to any of the funds available with this contract, determine that a contract owner’s transfer patterns reflect frequent trading or employment of a market timing strategy, we will allow the contract owner to submit transfer requests by regular mail only. We will not accept other owner transfer requests if submitted by overnight mail, fax, the telephone, our website, or any other type of electronic medium. Additionally, we may reject any single trade that we determine to be abusive or harmful to the fund. Orders for the purchase of fund shares may be subject to acceptance by the fund. Therefore, we reserve the right to reject, without prior notice, any fund transfer request if the investment in the fund is not accepted for any reason.

The funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the funds describe the funds’ frequent trading and market timing policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. We have entered into a written agreement, as required by SEC regulation, with each fund or its principal underwriter that obligates us to provide to the fund promptly upon request certain information about the trading activity of individual contract owners, and to execute instructions from the fund to restrict or prohibit further purchases or transfers by specific contract owners who violate the frequent trading or market timing policies established by the fund.

Contract owners and other persons with interests in the contracts should be aware that the purchase and redemption orders received by the funds generally are “omnibus” orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the funds in their ability to apply their frequent trading or market timing policies and procedures. It may also require that we restrict or prohibit further purchases or transfers as requested by a fund on all contracts owned by a contract owner whose trading activity under one variable contract has violated a fund’s frequent trading or market timing policy. If a fund believes that an omnibus order reflects one or more transfer requests from contract owners engaged in frequent trading or market timing activity, the fund may reject the entire omnibus order.

We will notify you in writing if we reject a transfer or if we implement a restriction due to frequent trading or the use of market timing investment strategies. If we do not accept a transfer request, no change will be made to your allocations per that request. We will then allow you to resubmit the rejected transfer by regular mail only.

Additionally, we may in the future take any of the following restrictive actions that are designed to prevent the employment of a frequent trading or market timing strategy:

•	not accept transfer instructions from a contract owner or other person authorized to conduct a transfer;
•	limit the number of transfer requests that can be made during a contract year; and
•	require the value transferred into a fund to remain in that fund for a particular period of time before it can be transferred out of the fund.

We will apply any restrictive action we take uniformly to all contract owners we believe are employing a frequent trading or market timing strategy. These restrictive actions may not work to deter frequent trading or market timing activity.

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We reserve the right to revise our procedures for detecting frequent trading and/or market timing at any time without prior notice if we determine it is necessary to do so in order to better detect frequent trading and/or market timing, to comply with state or federal regulatory requirements, or to impose different restrictions on frequent traders and/or market timers. If we modify our procedures, we will apply the new procedure uniformly to all contract owners.

Transfers During the Income Phase

During the income phase, we allow 6 transfers each calendar year, and they are not subject to a transfer fee. You cannot transfer from the general account to a fund, but you can transfer from one or more funds to the general account once a contract year. The minimum amount which you can transfer is $1,000 or your entire interest in the fund, if less. After a transfer, the minimum amount which must remain in a fund is $1,000 unless you have transferred the entire value.

Transfer Programs

For detailed rules and restrictions pertaining to these programs and instructions for electing a program contact our Service Center.

Overview.  We currently offer the following transfer programs:

1)	Dollar Cost Averaging Program;
2)	Automatic Rebalancing Program; and
3)	Interest Sweep Option.

•	These programs are only available during the accumulation phase of your contract;
•	You may only participate in one of these programs at any one time;
•	You may not participate in these programs if you have a current election of a DCA Fixed Account;
•	We do not charge you for participation in these programs, though we reserve the right to charge for the programs in the future.

Dollar Cost Averaging Program.  This program allows you to systematically transfer a set amount or percentage from a selected fund to any of the other funds. By allocating amounts on a regular schedule as opposed to allocating the total amount at one particular time, you may be less susceptible to the impact of market fluctuations. Dollar cost averaging does not assure a profit and does not protect you against loss in declining markets. Since dollar cost averaging involves continuous investment in securities regardless of fluctuating price levels of such securities, you should consider your financial ability to continue the program through periods of fluctuating price levels.

Your Dollar Cost Averaging Program will terminate:

•	if you withdraw the total contract value;
•	upon payment of the death benefit;
•	if the last transfer you selected has been made;
•	if there is insufficient contract value in the source fund to make the transfer; or
•	if we receive from you, in good order, a written request or request over the telephone to terminate the program prior to the next scheduled transfer date.

Automatic Rebalancing Program.  Over time, the performance of each fund may cause your allocation to shift from your original allocation. You can direct us to automatically rebalance your contract value allocated to the funds in order to return to your original percentage allocations by selecting our Automatic Rebalancing Program. Contract value allocated to the fixed accounts cannot participate in the Automatic Rebalancing Program.

This program will terminate:

•	if you withdraw the total contract value;
•	upon payment of the death benefit;
•	if we receive from you, in good order, a written request or a request over the telephone to terminate the program or
•	if we receive any unscheduled transfer request.

Interest Sweep Option.  Under this program, we will automatically transfer earnings from your contract value in The Fixed Account to any one fund or combination of funds that you select. By allocating these earnings to the funds, you can pursue further growth in the value of your contract through more aggressive investments. However, the Interest Sweep Option does not assure a profit and does not protect against loss in declining markets.

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This program will terminate:

•	if, as the result of a withdrawal, you no longer have contract value in The Fixed Account;
•	if, at time of transfer, no interest is available for transfer (for example, if the interest earned is required to cover contract related charges or has been part of a partial withdrawal);
•	upon payment of the death benefit; or
•	if we receive from you, in good order, a written request or request over the telephone to terminate the program prior to the next scheduled transfer date.

Withdrawals

Your ability to take a withdrawal may be restricted by certain provisions of the Internal Revenue Code. Furthermore, if your contract is issued under a qualified plan, your ability to take a withdrawal may be restricted by your plan documents. Income taxes, tax penalties, a contingent deferred sales charge and certain restrictions may apply to any withdrawal you make.

During the accumulation phase you may make either partial or total withdrawals of your contract value.

When a partial withdrawal is made from a contract, we reflect the withdrawal as a reduction to the value of the contract’s death benefit. We describe this reduction in the “Death Benefit” section. If we reflect the reduction as a percentage of contract value withdrawn, the reduction will be greater when the value of your contract investment choices is lower due to market performance or other variables. If you withdraw your full contract value, the contract terminates and does not provide a death benefit.

Unless you instruct us otherwise, we will take any partial withdrawal proportionally from your contract value in the funds and The Fixed Account. When making a partial withdrawal, you must withdraw at least $100 or the entire value in a fund or The Fixed Account, if less. We require that after you make a partial withdrawal you keep at least $5,000 in a non-qualified contract. For qualified contracts, the amount is $2,000, unless your partial withdrawal is a minimum required distribution. Partial withdrawals may be subject to a contingent deferred sales charge.

When you make a total withdrawal you will receive the value of your contract:

•	less any applicable contingent deferred sales charge;
•	less any applicable premium tax;
•	less any annual contract maintenance charge, and
•	less any purchase payments we credited to your contract that have not cleared the bank, until they clear the bank.

We take withdrawals first from earnings and then from purchase payments. For purposes of the contingent deferred sales charge, we treat withdrawals as coming from the oldest purchase payments first.

Requests in Writing.  To request a withdrawal in writing, submit in good order to our Service Center, our partial surrender or full surrender form. If your withdrawal involves an exchange or transfer of assets to another financial institution, we also require a “letter of acceptance” from the financial institution.

Requests by Other Means.  You may request certain partial and full withdrawals by other means we authorize such as telephone or fax. Contact our Service Center for details.

Withdrawal Effective Date.  For written requests, your withdrawal is effective on the business day we receive, in good order, at our Service Center:

a)	our partial surrender or full surrender form; and
b)	if applicable, a “letter of acceptance.”

If we receive this item(s) at our Service Center on a non-business day or after our business day closes, your withdrawal request will be effective on the next business day. For telephone or fax requests, your withdrawal is effective on the business day we receive your communication in good order. For communications received after the close of the business day, your withdrawal will be effective on the next business day.

Delivery of Withdrawal Amount.  We will pay any withdrawal amount within 7 days of the withdrawal effective date, unless we are required to suspend or postpone withdrawal payments. See “Other Information – Suspension of Payments or Transfers.”

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We will pay any full or partial withdrawal to the qualified plan trustee or plan administrator, if you purchased your contract under a tax-qualified retirement plan, a non-qualified deferred compensation plan or a deferred compensation plan for a tax-exempt organization. The only exceptions are for required minimum distribution payments and for withdrawals from individually-owned qualified contracts or contracts owned under a governmental 457(b) deferred compensation plan.

Systematic Withdrawal Program.  For detailed rules and restrictions pertaining to this program and instructions for electing the program contact our Service Center.

The Systematic Withdrawal Program (SWP) allows you to set up automatic periodic withdrawals from your contract value. We do not charge you for participation in the SWP but we reserve the right to charge in the future. We will take any withdrawal under this program proportionally from your contract value in your selected investment choices.

Your SWP will end:

•	if you withdraw your total contract value;
•	if the next systematic withdrawal will lower your contract value below the minimum contract value we allow following a partial withdrawal, unless your withdrawal is a minimum required distribution;
•	if we receive, in good order, a notification of the owner’s death;
•	if we receive, in good order, a notification of the annuitant’s death if the owner is a non-natural person;
•	if we process the last withdrawal you selected;
•	if your value in a selected fund or the Fixed Account is insufficient to complete the withdrawal;
•	if you begin receiving annuity payments; or
•	if we receive from you, in good order, a written request or request over the telephone to terminate the program any time before or on the next withdrawal date.

Expenses

This section describes the charges and deductions we make under the contract to compensate us for the services and benefits we provide, costs and expenses we incur and risks we assume. We may profit from the charges deducted and we may use any such profits for any purpose, including payment of distribution expenses. These charges and deductions reduce the return on your investment in the contract. These charges and expenses are:

Insurance Charges

Each business day we deduct our insurance charges from the assets of the separate account. We do this as part of our calculation of the value of the accumulation units and the annuity units. The insurance charge has two parts:

1)	the mortality and expense risk charge; and
2)	the administrative charge.

Mortality and Expense Risk Charge

This charge is equal, on an annual basis, to 1.25% of the daily value of the assets invested in each fund, after fund expenses are deducted. This charge is for:

•	the mortality risk associated with the insurance benefits provided, including our obligation to make annuity payments after the annuity date regardless of how long all annuitants live, the death benefits, and the guarantee of rates used to determine your annuity payments during the income phase;
•	the expense risk that the current charges will be insufficient to cover the actual cost of administering the contract.

We cannot increase the mortality and expense risk charge. If the current mortality and expense risk charge is not sufficient to cover the mortality and expense risk, we will bear the loss. If the amount of the charge is more than sufficient to cover the mortality and expense risk, we will make a profit on the charge. We may use this profit for any purpose, including the payment of marketing and distribution expenses for the contract.

Administrative Charge

This charge is equal, on an annual basis, to 0.15% of the daily value of the assets invested in each fund, after fund expenses are deducted. We assess this charge, together with the annual contract maintenance charge, to reimburse us for all the expenses

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associated with the administration of the contract and the separate account. Some of these expenses are: preparation of the contract, confirmations, annual reports and statements, maintenance of contract records, personnel costs, legal and accounting fees, filing fees, and computer and systems costs. We may increase this charge at any time while you own the contract, but the charge will never exceed 0.25%. If we increase this charge, we will give you 90 days prior notice.

Annual Contract Maintenance Charge

At the end of each contract year, we deduct $30 from your contract as an annual contract maintenance charge. We assess this charge, together with the administrative charge, to reimburse us for all the expenses associated with the administration of the contract and the separate account. Some of these expenses are: preparation of the contract, confirmations, annual reports and statements, maintenance of contract records, personnel costs, legal and accounting fees, filing fees, and computer and systems costs. We may increase this charge at any time while you own the contract, but the charge will never exceed $60. If we increase this charge, we will give you 90 days prior notice. Currently, we will not deduct this charge if, when we are to make the deduction, the value of your contract is $50,000 or more. However, we reserve the right to increase the contract value amount at which we will waive this charge to $100,000 as provided by the contract. Subject to state regulations, we will deduct the annual contract maintenance charge proportionately from the investment choices you have selected.

If you make a total withdrawal from your contract, and the contract value is less than $50,000, we will deduct the full annual contract maintenance charge. If your contract enters the income phase on a date other than its contract anniversary and the contract value is less than $50,000, we will deduct a pro rata portion of the charge.

Contingent Deferred Sales Charge

We do not deduct a sales charge when we receive a purchase payment. However, we may assess a contingent deferred sales charge on the amount you withdraw that exceeds the free withdrawal amount. Additionally, we may assess a contingent deferred sales charge on amounts applied to Annuity Option E or F. We use this charge to cover certain expenses relating to the sale of the contract.

If we assess a contingent deferred sales charge, we will deduct it from the amount that you withdraw or apply to Annuity Option E or F.

The amount of the charge depends on the amount of the purchase payments, the length of time since you made the purchase payments, and the amount of your withdrawal or, if applicable, the amount you apply to Annuity Option E or F. The contingent deferred sales charge is assessed as follows:

Year since Purchase Payment was Accepted	Charge
1st Year	7%
2nd Year	6%
3rd Year	5%
4th Year	4%
5th Year	3%
6th Year	2%
7th Year	1%
8th Year and thereafter	0%

After your purchase payment has been in the contract for 7 years, there is no charge when you withdraw the purchase payment. Each purchase payment has its own 7-year sales charge period. We take withdrawals first from earnings, and then from purchase payments. For purposes of the contingent deferred sales charge, we treat withdrawals as coming from the oldest purchase payments first.

In addition to the free withdrawals described later in this section, we will not impose a contingent deferred sales charge under the following circumstances.

•	Upon payment of the death benefit.
•

On amounts withdrawn as Required Minimum Distributions (RMDs), to the extent they exceed the free withdrawal amount. In order to qualify for this exception you must be participating in a systematic withdrawal program established for the payment of RMDs, under which the annual RMD is calculated by us, based solely on the fair market value of

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this Contract (RMD program). If you choose to take withdrawals to satisfy your RMD for this Contract outside of our RMD program, or if you choose to take withdrawals from this Contract to satisfy your RMD(s) for other qualified assets, CDSC may apply.

•	Upon application of the contract value to any Single Life or Joint and Survivor Life Annuity Option, or to a Period Certain Annuity of at least 10 years.
•	If you redeem “excess contributions” from a plan qualifying for special income tax treatment. These types of plans are referred to as Qualified Plans, including Individual Retirement Annuities (IRAs). We look to the Internal Revenue Code for the definition and description of excess contributions.
•	When the contract is exchanged for another variable annuity contract issued by us or one of our affiliated insurance companies, of the type and class which we determine is eligible for such an exchange. A contingent deferred sales charge may apply to the contract received in the exchange. A reduced contingent deferred sales charge schedule may apply under this contract if another variable annuity contract issued by us or one of our affiliated insurance companies is exchanged for this contract. Exchange programs may not be available in all states. We have the right to modify, suspend or terminate any exchange program any time without prior notification. If you want more information about our current exchange programs, contact your registered representative or us at our Service Center.
•	If you are eligible for waiver of the contingent deferred sales charge due to your election of the Terminal Illness Benefit described in “Other Information.”
•	If you apply your entire contract value to purchase a single premium immediate life annuity or a fixed deferred annuity issued by us or one of our affiliates.
•	On any withdrawals made or amounts applied to an annuity option when you reach the latest permitted annuity date for your contract.

We may also waive the contingent deferred sales charge if you surrender your contract before April 30, 2017 and you use the proceeds of the surrender to purchase a new group annuity issued by us. The group annuity contract may be subject to charges upon withdrawal. Contact our Service Center for additional information.

Free Withdrawals

You may withdraw, without incurring a contingent deferred sales charge, the greater of:

•	the part of your contract value that is attributable to positive investment results, if any, on the date of withdrawal; or
•	10% of purchase payments made to your contract as of the date of withdrawal reduced by any free withdrawal(s) you previously took during the current contract year.

We take withdrawals first from any positive investment results, if any, and then from purchase payments. If you withdraw an amount which exceeds your investment gain, we will reduce the amount of your remaining purchase payments. We will calculate the contingent deferred sales charge based on your oldest purchase payments first.

Premium Taxes

Some states and other governmental entities charge premium taxes or similar taxes. We are responsible for the payment of these taxes and will make a deduction from your contract value for them. Some of these taxes are due when your contract is issued, others are due when annuity payments begin. Currently we do not charge you for these taxes until you begin receiving annuity payments or you make a total withdrawal. We may discontinue this practice and assess the charge when the tax is due. Premium taxes generally range from 0% to 3.5%, depending on the state.

Transfer Fee

During the accumulation phase we do not assess a transfer fee. However, we reserve the right to allow twelve free transfers per calendar year and charge for transfers in excess of twelve. The charge equals $20 per transfer or 2% of the amount that is transferred, whichever is less.

During the income phase, we allow six transfers, and they are not subject to a transfer fee. We consider all transfers made on one business day as one transfer.

Income Taxes

We will deduct from the contract any income taxes which we incur because of the operation of the separate account. At the present time, we are not making any such deductions. We will deduct any withholding taxes required by law.

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Fund Expenses

The separate account purchases shares of the funds at net asset value. The net asset value of each fund reflects expenses already deducted from the assets of the fund. Such expenses include investment management fees and other expenses and may include acquired fund fees and expenses. For some funds, expenses may also include 12b-1 fees to cover distribution and/or certain service expenses. When you select a fund as an investment choice, that fund’s expenses will increase the cost of your investment in the contract. See each fund’s prospectus for more information regarding these expenses.

Annual Credit

For contracts issued on or after September 10, 2001.

Does not pertain to contract value allocated to the fixed accounts.

If we issued you a contract on or after September 10, 2001, we will increase your contract value allocated to the funds by 0.15% on each contract anniversary while your contract is in effect. We will calculate this increase based on your contract value allocated to the funds on your contract anniversary. We will credit this increase proportionally to the funds you are invested in as of your contract anniversary.

We pay this credit amount out of the revenues we receive for selling the contracts that are eligible for the credit. We provide this credit amount in lieu of reducing expenses directly. We will not subject this credit to the assessment of a contingent deferred sales charge upon withdrawal.

The Income Phase

Overview.  If you want to receive regular income from your annuity, you can elect to apply your contract value so that you can receive fixed and/or variable annuity payments under one of the annuity options described in this section. We may base annuity payments on the age and sex of the annuitant(s) under all options except Annuity Option E. We may require proof of age and sex before annuity payments begin.

If your contract value is less than $2,000 on the annuity date, we reserve the right to pay you a lump sum rather than a series of annuity payments. If any annuity payment is less than $100, we reserve the right to change the payment basis to equivalent less frequent payments.

Annuity Payment Start Date.  You can choose the month and year in which annuity payments begin. We call that date the annuity date. According to your contract, your annuity date cannot be earlier than 5 years after you buy the contract. However, we currently allow you to select an annuity date that is at least 30 days after you purchase your contract. You may choose your annuity date when you purchase your contract. After you purchase your contract you can request an earlier annuity date by notifying us in writing at least 30 days before the annuity date. You can request that we delay your annuity date by notifying us in writing or by telephone any time before or on the annuity date.

Annuity payments must begin by the earlier of:

1)	the 90th birthday of the annuitant or oldest joint annuitant;
2)	your 90th birthday if you are not the annuitant or the 90th birthday of the oldest joint owner; or
3)	the latest date permitted under state law.

Upon written request we will defer the annuity date up to the 100th birthday.

Electing an Annuity Option.  On the annuity date, we must have written instructions in good order at our Service Center regarding your annuity option choice including whether you want fixed and/or variable payments.

If on the annuity date we do not have your instructions, we will assume you elected Option B with 10 years of payments guaranteed. We will use contract value in the funds to provide a variable portion of each annuity payment and contract value in The Fixed Account and the DCA Fixed Account, if any, to provide a fixed portion of each annuity payment. If your contract was issued in conjunction with an ERISA plan, we may default you to a different annuity option in order to comply with ERISA requirements.

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Required Minimum Distributions for Tax-Qualified Contracts.  In order to avoid adverse tax consequences, you should begin to take distributions from your contract no later than the beginning date required by the IRC. These distributions can be withdrawals or annuity payments. The distributions should be at least equal to the minimum amount required by the Internal Revenue Service or paid through an annuity option that complies with the required minimum distribution rules of IRC Section 401(a)(9). If your contract is an individual retirement annuity, the required beginning date is no later than April 1 of the calendar year after you reach age 70 1⁄2. For qualified plans and tax-sheltered annuities, that date is no later than April 1 of the calendar year following the later of: the year you reach age 70 1⁄2 or the year in which you retire. The option of deferring to retirement is not available if you are a 5% or greater owner of the employer sponsoring your qualified plan.

Fixed Annuity Payments.  If you choose fixed payments, the payment amount will not vary. The payment amount will depend upon the following:

•	the value of your contract on the annuity date;
•	the annuity option you elect;
•	the age and sex of the annuitant or joint annuitants, if applicable;
•	the minimum guaranteed payout rates associated with your contract;
•	the deduction of a contingent deferred sales charge (may be deducted under Annuity Options E and F only); and
•	the deduction of premium taxes, if applicable.

In most states, if the single premium immediate annuity rates offered by MassMutual on the annuity date are more favorable than the minimum guaranteed rates listed in your contract, those rates will be used.

Variable Annuity Payments.  If you choose variable payments, the payment amount will vary with the investment performance of the funds you elect.

The first payment amount will depend on the following:

•	the value of your contract on the annuity date;
•	the annuity option you elect;
•	the age and sex of the annuitant or joint annuitants, if applicable;
•	the minimum guaranteed payout rates associated with your contract;
•	an assumed investment rate (AIR) of 4% per year;
•	the deduction of a contingent deferred sales charge (may be deducted under Annuity Options E and F only); and
•	the deduction of premium taxes, if applicable.

Future variable payments will depend on the performance of the funds you elected. If the actual performance on an annualized basis exceeds the 4% assumed investment rate plus the deductions for expenses, your annuity payments will increase. Similarly, if the actual rate is less than 4% annualized plus the amount of the deductions, your annuity payments will decrease.

Annuity Unit Values.  In order to keep track of the value of your variable annuity payment, we use a unit of measure called an annuity unit. The value of your annuity units will fluctuate to reflect the investment performance of the funds you elected. We calculate the number of your annuity units at the beginning of the income phase. During the income phase, the number of annuity units will not change unless you make a transfer; make a withdrawal as permitted under certain annuity options; or you elect an annuity option with reduced payments to the survivor and those payments to the survivor commence. The Statement of Additional Information contains more information on how annuity payments and annuity unit values are calculated.

Annuity Options.  The available annuity options are listed in this section in the Annuity Options table. We may consent to other plans of payment in addition to those listed. After annuity payments begin, you cannot change the annuity option, the frequency of annuity payments, or make withdrawals, except as described under Annuity Options E and F.

Limitations on Annuity Options.  If you purchased the contract as a tax-qualified contract, the Internal Revenue Code may impose restrictions on which annuity option you may elect. Furthermore, if your contract is issued under an ERISA plan, and you are married when your contract enters the income phase, your ability to elect certain annuity options may be limited and/or require spousal consent.

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Annuity Options

We may consent to other plans of payment in addition to those listed, including a Joint and Last Survivor Annuity with Period Certain.

Lifetime Contingent Options (variable and/or fixed payments)
	Annuity Option A Life Income	Annuity Option B Life Income with Period Certain	Annuity Option C Joint and Last Survivor Annuity	Annuity Option D Joint and 2⁄3 Survivor Annuity
Number of Annuitants	one	one	two	two
Length of Payment Period	For as long as the annuitant lives.	For a guaranteed period of either 5, 10 or 20 years or as long as the annuitant lives, whichever is longer.	For as long as either annuitant lives.	For as long as either annuitant lives.
Annuity Payments After Death	None. All payments end upon the annuitant’s death.	When the annuitant dies,
if there are remaining
guaranteed payments,
the beneficiary may
elect to continue
receiving remaining
guaranteed payments or
the beneficiary may
elect a lump sum
payment equal to the
commuted value of the
remaining guaranteed
annuity payments.	100% of the payment will continue during the lifetime of the surviving annuitant. No payments will continue after the death of both annuitants.	Payments will continue
during the lifetime of the
surviving annuitant and
will be computed on the
basis of two-thirds of the
annuity payment (or
units) in effect during
the joint lifetime. No
payments will continue
after the death of both
annuitants.

Non-Lifetime Contingent Options (variable and/or fixed payments)
	Annuity Option E Period Certain Annuity	Annuity Option F Special Income Settlement Agreement
Number of Annuitants	one	Determined in accordance with terms agreed upon in writing by both you and us.
Length of Payment Period	For a specified period no less than five years and no greater than 30 years.	Determined in accordance with terms agreed upon in writing by both you and us.
Withdrawal Option/Switch Annuity Option	If, after you begin receiving payments, you would like to receive all or part of the commuted value of the remaining guaranteed payments under this annuity option at any time, you may elect to receive it in a lump sum or have it applied to another annuity option. If you so elect, your future payments will be adjusted accordingly.	If we agree to pay you a variable annuity
payment for a specified period of time
under this annuity option, and after you
begin receiving payments, you would like
to receive all or part of the commuted value
of the remaining guaranteed payments
under this annuity option at any time, you
may elect to receive it in a lump sum or
have it applied to another annuity option. If
you so elect, your future payments will be
adjusted accordingly.
Contingent Deferred Sales Charge	In most states, we will deduct a contingent deferred sales charge if you apply your contract value to this option and the period certain is less than 10 years. If it is permitted in your state, but we do not deduct a contingent deferred sales charge at that time, we will deduct a contingent deferred sales charge if you subsequently request a commuted lump sum payment to yourself or a commuted value to apply to another annuity option. We will waive the contingent deferred sales charge if you commence annuity payments because you have reached the latest permissible annuity payment start date (see (1), (2) and (3) under “The Income Phase – Annuity Payment Start Date”).
Annuity Payments After Death	When the annuitant dies, if there are remaining guaranteed payments, the beneficiary may elect to continue receiving remaining guaranteed payments or the beneficiary may elect a lump sum payment equal to the commuted value of the remaining guaranteed annuity payments. We will not deduct a contingent deferred sales charge.

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Death Benefit

Death of Contract Owner During the Accumulation Phase.  If you, or any joint owner, die during the accumulation phase, we will pay a death benefit to the primary beneficiary. If any joint owner dies, we will treat the surviving joint owner as the primary beneficiary and treat any other beneficiary designation, on record at the time of death, as a contingent beneficiary, unless both joint owners have submitted a written request to our Service Center, in good order, requesting otherwise.

Your beneficiary may request that the death benefit be paid under one of the death benefit options. If your contract is a non-qualified contract or is held as a traditional IRA (including SEP IRAs) or Roth IRA and the sole primary beneficiary is your surviving spouse, he or she may elect to become the owner of the contract. See “Death Benefit – Death Benefit Payment Options During the Accumulation Phase.”

Death Benefit During the Accumulation Phase.  The basic death benefit is the only death benefit available to owners of contracts purchased prior to May 1, 2000. Subject to state availability, if you purchased your contract on or after May 1, 2000, you may select the ratchet death benefit. However, if you were age 80 or over when we issued your contract, the ratchet death benefit is not available.

You select one of the available death benefits when we issue your contract. After we issue your contract, you may not change your death benefit selection.

If you select the ratchet death benefit, you will pay an additional charge. We will automatically pay a death benefit under the basic death benefit unless you have selected the ratchet death benefit.

Adjusted for Any Withdrawals or Less Any Withdrawals.  In this prospectus we describe the formulas we use to determine death benefit amounts. In some formulas we use the language “adjusted for any withdrawals” and in other formulas we use the language “less any withdrawals.” These phrases have different meanings.

Adjusted for Any Withdrawals

If you take a withdrawal, we adjust your death benefit by using the percentage of contract value withdrawn to lower the death benefit by the same percentage. We use the phrase “adjusted for any withdrawals” to describe this treatment of withdrawals within our formulas. Because this adjustment uses the percent of contract value withdrawn, the death benefit may be reduced by more than the actual dollar amount of the withdrawal. The reduction will be greater when the value of your contract investment choices is lower due to market performance or other variables.

Less Any Withdrawals

If you take a withdrawal, we lower your death benefit by subtracting the dollar amount of the withdrawal. We use the phrase “less any withdrawals” to describe this treatment of withdrawals within our formulas.

References to Age.  Age is as of the nearest birthday. For example, age 80 is generally the period of time between age 79 years, 6 months and 1 day and age 80 and 6 months. See “Age.”

Basic Death Benefit.  The death benefit paid will be the amount calculated (and adjusted for any applicable charges) as of the business day we receive proof of death and election of the payment method in good order at our Service Center. From the time the death benefit is determined until complete distribution is made, the value of the death benefit will fluctuate with the performance of the market. As a result, the death benefit amount may increase or decrease over time. The risk is borne by the beneficiary(ies).

The basic death benefit before you or the oldest joint owner reaches age 75 will be the greater of:

1)	your contract value; or
2)	your purchase payments, less any withdrawals and any applicable charges; or
3)	your contract value on the most recent 3 year contract anniversary, plus any subsequent purchase payments, less any subsequent withdrawals, including any applicable charges. Your first contract anniversary is one calendar year from the date we issued your contract.

For contracts issued on or after October 1, 2003, subject to state approval and implementation, the word “less” is replaced with the words “adjusted for.” See “Death Benefit – Adjusted for Any Withdrawals or Less Any Withdrawals.”

After you or the oldest joint owner reaches age 75, the death benefit during the accumulation period will be the greater of:

1)	your contract value; or
2)	your purchase payments, less any withdrawals and any applicable charges; or

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3)	your contract value on the most recent 3 year contract anniversary prior to the owner or the oldest joint owner reaching age 75, plus any subsequent purchase payments, less any subsequent withdrawals, including any applicable charges. Your first contract anniversary is one calendar year from the date we issued your contract.

For contracts issued on or after October 1, 2003, subject to state approval and implementation, the word “less” is replaced with the words “adjusted for.” See “Death Benefit – Adjusted for Any Withdrawals or Less Any Withdrawals.”

If the contract is owned by a non-natural person, owner means annuitant for purposes of determining the death benefit amount.

Ratchet Death Benefit.  The death benefit paid will be the amount calculated (and adjusted for any applicable charges) as of the business day we receive proof of death and election of the payment method in good order at our Service Center. From the time the death benefit is determined until complete distribution is made, the value of the death benefit will fluctuate with the performance of the market. As a result, the death benefit amount may increase or decrease over time. The risk is borne by the beneficiary(ies).

If you choose the ratchet death benefit, the death benefit will be the greater of:

1)	your contract value; or
2)	the annual ratchet death benefit amount.

We calculate the annual ratchet death benefit amount as follows:

When we issue your contract, the annual ratchet death benefit is equal to your initial purchase payment. Thereafter, and prior to the date you, or the oldest joint owner or the annuitant if the contract is owned by a non-natural entity reaches age 80, we will calculate the ratchet death benefit:

•	when you make a purchase payment;
•	when you make a partial withdrawal; and
•	on your contract anniversary.

You will increase your ratchet death benefit if you make a purchase payment. If you make a subsequent purchase payment, the annual ratchet death benefit is equal to the most recently calculated annual ratchet death benefit plus the additional purchase payment.

You will decrease your ratchet death benefit if you make a partial withdrawal. If you make a withdrawal, the annual ratchet death benefit is equal to the most recently calculated annual ratchet death benefit, minus an adjustment for the withdrawal. We calculate the adjustment for the withdrawal as follows:

a)	divide the amount withdrawn by the most recent contract value, and
b)	multiply it by the most recent annual ratchet death benefit.

On your contract anniversary, the annual ratchet death benefit is equal to the greater of your contract value or the most recently calculated annual ratchet death benefit.

If you do not make any additional purchase payments or any withdrawals, the annual ratchet death benefit will be the greater of all contract anniversary contract values on or prior to the date we calculate the death benefit.

When you, or the oldest joint owner, or the annuitant if the contract is owned by a non-natural entity, reaches age 80, the death benefit is the greater of:

1)	your contract value; or
2)	the annual ratchet death benefit amount calculated on the contract anniversary just prior to age 80, and adjusted for subsequent purchase payments and/or partial withdrawals in the same manner as described above.

We will deduct a quarterly charge for the ratchet death benefit from your contract value. This charge is currently 0.15% on an annual basis of the daily value of your contract value allocated to the funds and the fixed accounts, unless that charge exceeds the maximum charge, in which case the charge is the maximum charge. We will deduct this charge proportionately from the funds and the fixed accounts you have selected. We may increase this charge at any time while you own the contract, but the charge will never exceed the maximum charge. The maximum charge is a percentage on an annual basis of the daily value of your contract value allocated to the funds. The percentage is based on your age when the contract was issued: 0.35% age 60 or younger; 0.50% age 61 through age 70; or 0.70% age 71 or older.

Death Benefit Payment Options During the Accumulation Phase.  The availability of certain death benefit options may be limited for tax-qualified contracts in order to comply with the required minimum distribution rules.

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A beneficiary must elect to receive the death benefit under one of the following options, in the event you die during the accumulation phase.

•	Option 1 – lump sum payment of the death benefit within 5 years of the date of death; or

•	Option 2 – payment of the death benefit under an annuity option over the lifetime of the beneficiary or over a period not extending beyond the life expectancy of the beneficiary with distribution beginning within 1 year of the date of your death or the death of any joint owner.

Additional Option for a Spouse Who is the Sole Primary Beneficiary.  A surviving spouse who is the sole primary beneficiary under a contract that is either non-qualified or is held as a traditional IRA (including SEP IRAs) or Roth IRA may elect option 1, option 2, or may elect to continue the contract. Generally, if the contract is continued then:

1)	the initial value will equal the death benefit amount payable;
2)	all applicable contract features and benefits will be in the surviving spouse’s name; and
3)	the surviving spouse will exercise all of the contract owner’s rights under the contract.

Exceptions are as follows:

a)	if at the time the owner purchased the contract the surviving spouse was over the maximum contract issue age then the contract cannot be continued;
b)	if at the time the owner purchased the contract the surviving spouse was over the maximum allowable age for electing a certain feature then the feature is not available for continuance, but the contract may be continued.

If the sole primary beneficiary is a domestic partner or civil union partner, as defined under applicable state laws, we will treat him or her as a spouse for this provision, and he or she may elect to continue the contract as described herein. However, a domestic partner or civil union partner cannot elect to continue the contract if it is a traditional IRA or Roth IRA. Since current federal tax law does not define a spouse to include a domestic partner or civil union partner, such domestic partner or civil union partner who elects to continue the contract must still meet the distribution requirements of IRC Section 72(s). In order to meet these requirements, the amount of any gain in the contract will become subject to income tax at the time the election to continue the contract is made.

The right to continue the contract by a surviving spouse, a domestic partner, or a civil union partner can only be exercised once while the contract is in effect.

See “Taxes – Civil Unions & Domestic Partnerships” if you are in a domestic partnership or civil union.

Lump Sum Payment.  If a lump sum payment is requested, we will pay the amount within 7 calendar days after we receive proof of death and election of the payment method in good order at our Service Center unless we are required to suspend or delay payment.

Benefit Management Account.  For lump sum payments of at least $10,000, your beneficiary may elect to receive the death benefit by establishing an interest-bearing draft account called the Benefit Management Account (BMA). We periodically set the interest rate we credit to the BMA. That rate will not be less than the minimum guaranteed interest rate provided under the account. We will send a draftbook to the beneficiary who will have access to all the monies in the account, including interest, by writing a draft for all or part of the proceeds. Our drafts are similar to checks. The minimum draft amount is $250. If the account balance falls below $1,000, the BMA will be closed automatically and a check for the remaining balance, including interest, will be sent to the beneficiary. The beneficiary may close the BMA at any time. No deposits may be paid into the BMA. The BMA is part of our general account and is subject to the claims of our creditors. The BMA is not a bank account or bank deposit and is not insured by the Federal Deposit Insurance Corporation. We may make a profit on amounts left in the BMA. If the contract has been assigned, the BMA is not available for the assignee’s portion of the death benefit. The BMA may not be available in all states. We reserve the right to make changes in the terms and conditions of the BMA. Election of the BMA shall be treated as an election of a lump sum for tax reporting purposes under IRC Section 72(s) or 401(a)(9). Any interest paid on amounts in the BMA is taxable as ordinary income in the year such interest is credited.

Beneficiary IRA Election.  Beneficiary, Inherited, Legacy or “Stretch” IRAs are all terms used to describe an IRA that is used exclusively to distribute death proceeds of an IRA or other qualified investment to the beneficiary over that beneficiary’s life expectancy in order to meet the required minimum distribution (RMD) rules. Upon the contract owner’s death under an IRA or other qualified contract, a beneficiary(ies) may generally establish a Beneficiary IRA by either purchasing a new annuity contract or in some circumstances, by electing the Beneficiary IRA payout option under the current contract. Until withdrawn, amounts in a Beneficiary IRA or other qualified contract continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the RMD rules, are subject to tax.

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Eligibility Requirements/Restrictions:

If a beneficiary(ies) elects to establish a Beneficiary IRA after the death of the contract owner, the following rules apply:

1)	Any withdrawals under a new Beneficiary IRA contract in excess of the RMD may be subject to a contingent deferred sales charge as indicated by the terms of the contract purchased.
2)	For existing annuity contracts with single beneficiaries issued by us or one of our affiliates, the beneficiary will have the option of electing a Beneficiary IRA payout option under the current contract or establishing a Beneficiary IRA by purchasing a new annuity contract issued by us or one of our affiliates. Should the beneficiary decide to elect the Beneficiary IRA payout option under the current contract, any withdrawals in excess of the RMD will not be subject to a contingent deferred sales charge.
3)	For existing annuity contracts with multiple beneficiaries issued by us or one of our affiliates, a beneficiary wishing to establish a Beneficiary IRA funded by an annuity contract issued by us or one of our affiliates must purchase a new annuity contract.
4)	The source of funds to be invested must be from a traditional IRA, SEP IRA, SIMPLE IRA, Beneficiary IRA, TSA, 401(a) or a Qualified Employee Plan (includes Pension Plan, Money Purchase Pension Plan, Profit Sharing Plan, Keogh (HR10), Target Benefit Plan).
5)	Joint ownership of a Beneficiary IRA is not allowed.
6)	The annuity contract will be titled in the beneficiary’s name as beneficiary for the deceased contract owner. The beneficiary must be the annuitant and the annuitant cannot be changed.
7)	For non-spousal Beneficiary IRAs, RMDs must begin by December 31st of the year following the year of the date of the contract owner’s death. For spousal Beneficiary IRAs, RMDs may be deferred until the year the original owner would have attained age 70½. The RMD amount will generally be calculated based on the beneficiary’s life expectancy and will be withdrawn on a proportional basis from all investment accounts in which funds are invested. If the original contract owner died after attaining age 70 ½ and was younger than the beneficiary, the RMD amount may be calculated based on the original contract owner’s life expectancy in the year of his or her death. If there is a Beneficiary IRA previously established with another carrier and an RMD is required in the current calendar year, we will process the RMD. If however, an RMD is not required in the current calendar year, an RMD will not be processed until the year it is required.
8)	The contract value at time of issue will be equal to either the death benefit that would have been payable to the beneficiary if a lump sum distribution had been elected, or the contract value of an existing Beneficiary IRA that is being transferred to a new MassMutual annuity.
9)	Additional contributions cannot be applied to the Beneficiary IRA.
10)	Upon the death of the annuitant of the Beneficiary IRA, a death benefit, under the terms of the contract, will be paid to the succeeding beneficiary in a lump sum or over the annuitant’s remaining life expectancy as determined by the applicable IRS table.
11)	If the beneficiary is a trust, a Beneficiary IRA may only be established if the trust qualifies as a “see-through” trust. For see-through trusts, required minimum distributions must be calculated based upon the life expectancy of the oldest trust beneficiary and the oldest trust beneficiary must be the annuitant. In order to be a see-through trust, the trust must be valid under state law and be irrevocable, and all beneficiaries, current and future, must be identifiable from the trust instrument. If any beneficiary of the trust is not an individual, the trust is not a see-through trust and cannot establish a Beneficiary IRA.
12)	Additional rules may apply. Please consult your registered representative for further information.
13)	We have the right to modify, suspend or terminate the Beneficiary IRA program at any time without prior notification.
14)	A Beneficiary IRA may only be established by the beneficiary of the IRA owner/qualified plan participant whose death triggered the RMD requirements of IRC Section 401(a)(9). A Beneficiary IRA may not be established as a “second generation” Beneficiary IRA by a successor beneficiary.

Beneficiaries should consult a qualified tax adviser for advice prior to establishing a Beneficiary IRA.

Death of Contract Owner During the Income Phase.  If you or the joint owner dies during the income phase, but the annuitant is still alive, we will pay the remaining payments under the annuity option elected at least as rapidly as under the method of distribution in effect at the time of your death.

If you, or any joint owner, die during the income phase, the primary beneficiary will become the owner. If any joint owner dies, we will treat the surviving joint owner as the primary beneficiary and treat any other beneficiary designation, on record at the time of death, as a contingent beneficiary, unless both joint owners have submitted a written request to our Service Center, in good order, requesting otherwise.

Death of Annuitant.  If the annuitant, who is not the owner or joint owner, dies during the accumulation phase, you can name a new annuitant subject to our approval. If you do not name an annuitant within 30 days of the death of the annuitant, you will become the annuitant. However, if the owner is a non-natural person we will treat the death of the annuitant as the death of the owner, and you may not name a new annuitant.

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Upon the death of the annuitant on or after the annuity date, the death benefit, if any, is as specified in the annuity option elected. We will pay death benefits at least as rapidly as under the method of distribution in effect at the annuitant’s death.

Taxes

The information in this prospectus is general and is not an exhaustive discussion of all tax questions that might arise under the contract. The information is not written or intended as tax or legal advice. You should consult a tax adviser about your own circumstances. In addition, we do not profess to know the likelihood that current federal income tax laws and Treasury Regulations or the current interpretations of the Internal Revenue Code, Regulations, and other guidance will continue. We cannot make any guarantee regarding the future tax treatment of any contract. We reserve the right to make changes in the contract to assure that it continues to qualify as an annuity for tax purposes.

No attempt is made in this prospectus to consider any applicable state or other tax laws.

Taxation of the Company.  C.M. Life is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (IRC). For federal income tax purposes, the separate account is not a separate entity from C.M. Life, and its operations form a part of C.M. Life.

Annuities in General.  Annuity contracts are a means of both setting aside money for future needs - usually retirement - and for providing a mechanism to administer the payout of those funds. Congress recognized how important providing for retirement was and created special rules in the IRC for annuities. Simply stated, these rules provide that you will generally not be taxed on the earnings on the money held in your annuity contract until you take the money out. This is referred to as tax deferral.

Diversification.  IRC Section 817(h) imposes certain diversification standards on the underlying assets of variable annuity contracts. The IRC provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not, in accordance with regulations prescribed by the United States Treasury Department, adequately diversified. Disqualification of the contract as an annuity contract would result in a loss of tax deferral, meaning the imposition of federal income tax to the owner with respect to earnings under the contract prior to the receipt of payments under the contract. We intend that all investment portfolios underlying the contracts will be managed in such a manner as to comply with these diversification requirements.

Investor Control of Assets.  For variable annuity contracts, tax deferral also depends on the insurance company, and not you, having control of the assets held in the separate accounts. You can transfer among the sub-accounts of the separate account to another but cannot direct the investments each underlying fund makes. If you have too much investor control of the assets supporting the separate account funds, then you will be taxed on the gain in the contract as it is earned rather than when it is withdrawn. The Internal Revenue Service (IRS) has provided some guidance on investor control by issuing Revenue Rulings 2003-91 and 2003-92, but some issues remain unclear. One unanswered question is whether an owner will be deemed to own the assets in the contract if the variable contract offers too large a choice of funds in which to invest, and if so, what that number might be. We do not know if the IRS will issue any further guidance on this question. We do not know if any guidance would have a retroactive effect. Consequently, we reserve the right to modify the contract, as necessary, so that you will not be treated as having investor control of the assets held under the separate account.

Non-Qualified Contracts.  Your contract is referred to as a non-qualified contract if you purchase the contract as an individual and not under a qualified plan such as an Individual Retirement Annuity (IRA), Roth IRA, tax-sheltered annuity plan (TSA or TSA plan), corporate pension and profit-sharing plan (including 401(k) plans and H.R. 10 plans), or a governmental 457(b) deferred compensation plan.

Qualified Contracts.  Your contract is referred to as a qualified contract if it is purchased under a qualified retirement plan (qualified plan) such as an Individual Retirement Annuity (IRA), Roth IRA, tax-sheltered annuity plan (TSA or TSA plan), corporate pension and profit-sharing plan (including 401(k) plans and H.R. 10 plans), or a governmental 457(b) deferred compensation plan. Qualified plans are subject to various limitations on eligibility, contributions, transferability and distributions based on the type of plan. The tax rules regarding qualified plans are very complex and will have differing applications depending on individual facts and circumstances. You should consult a tax adviser as to the tax treatment and suitability of such an investment.

Taxation of participants in each qualified plan varies with the type of plan and terms and conditions of each specific plan. Owners, annuitants and beneficiaries are cautioned that benefits under a qualified plan may be subject to the terms and

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conditions of the plan regardless of the terms and conditions of the contracts issued pursuant to the plan. Some retirement plans are subject to distribution and other requirements that are not incorporated into our administrative procedures. Owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the contracts comply with applicable law.

Contracts issued under a qualified plan include special provisions restricting contract provisions that may otherwise be available as described in this prospectus. Generally, contracts issued under a qualified plan are not transferable. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain withdrawal penalties and restrictions may apply to distributions from qualified contracts. See “Taxes – Taxation of Qualified Contracts.”

Eligible rollover distributions from an IRA, TSA, qualified plan or governmental 457(b) deferred compensation plan may generally be rolled over into another IRA, TSA, qualified plan or governmental 457(b) deferred compensation plan, if permitted by the plan. These amounts may be transferred directly from one qualified plan or account to another, or as an indirect rollover, in which the plan participant receives a distribution from the qualified plan or account, and reinvests it in the receiving qualified plan or account within 60 days of receiving the distribution.

IRC Section 408(d)(3)(B) provides that an individual is only permitted to make one indirect rollover from an IRA to another IRA in any one year period. The IRS previously applied this limitation on an IRA-by-IRA basis, allowing a taxpayer to make an indirect rollover from an IRA, so long as he or she had not made an indirect rollover from that same IRA within the preceding one year period, even if he or she had made indirect rollovers from a different IRA. Effective for distributions on or after January 1, 2015, the limitation applies on an aggregate basis, meaning that an individual cannot make an indirect rollover from one IRA to another if he or she has made an indirect rollover involving any IRA (including a Roth, SEP, or SIMPLE IRA) within one year. It is important to note that the one rollover per year limitation does not apply to amounts transferred directly between IRAs in a trustee-to-trustee transfer.

On July 6, 1983, the Supreme Court decided in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employer’s deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women. The contracts we sell in connection with qualified plans use annuity tables which do not differentiate on the basis of sex. Such annuity tables are also available for use in connection with certain non-qualified deferred compensation plans.

Following are general descriptions of the types of qualified plans with which the contracts may be used. Such descriptions are not exhaustive and are for general informational purposes only. The tax rules regarding qualified plans are very complex and will have differing applications depending on individual facts and circumstances. You should consult a tax adviser as to the tax treatment and suitability of your investment. The contribution limits referenced in the plan descriptions below are the limits for 2016, and may change in subsequent years.

Individual Retirement Annuities

IRC Section 408(b) permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity (IRA). IRAs are subject to limitations on eligibility, contributions, transferability and distributions. See “Taxes – Taxation of Qualified Contracts.” For 2016, IRA contributions are limited to the lesser of $5,500 or 100% of compensation, and an additional catch-up contribution of $1,000 is available for individuals age 50 and over. Contributions are deductible, unless you are an active participant in a qualified plan and your modified adjusted gross income exceeds certain limits. Contracts issued for use with IRAs are subject to special requirements by the IRC, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. You should consult a tax adviser as to the tax treatment and suitability of such an investment.

SEP IRAs

IRC Section 408(k) permits certain employers to establish IRAs for employees that qualify as Simplified Employee Pension (SEP) IRAs. Contributions to the plan for the benefit of employees will not be includible in the gross income of the employees until distributed from the plan. SEP IRAs are treated as defined contribution plans for purposes of the limits on employer contributions. For 2016, employer contributions cannot exceed the lesser of:

i)	$53,000; or
ii)	25% of compensation (a maximum of $265,000 of compensation may be considered).

The employee may treat the SEP account as a traditional IRA and make deductible and non-deductible contributions if the general IRA requirements are met. SEP IRAs are subject to additional restrictions, including on items such as: the form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. See “Taxes – Taxation of Qualified Contracts.” You should consult a tax adviser as to the tax treatment and suitability of such an investment.

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Roth IRAs

IRC Section 408A permits eligible individuals to contribute to a non-deductible IRA, known as a Roth IRA. Roth IRAs are subject to limitations on eligibility, contributions, transferability and distributions. For 2016, Roth IRA contributions are limited to the lesser of $5,500 or 100% of compensation, and an additional catch-up contribution of $1,000 is available for individuals age 50 or over. The maximums are decreased by any contributions made to a traditional IRA for the same tax year. Lower maximum Roth IRA contribution limits apply to individuals whose modified adjusted gross income exceeds certain limits. Amounts may be rolled over from one Roth IRA to another Roth IRA. Furthermore, an individual may make a rollover contribution from a non-Roth IRA to a Roth IRA, known as a conversion. The individual must pay tax on any portion of the IRA being rolled over that represents income or previously deductible IRA contributions. The determination of taxable income is based on the fair market value of the IRA at the time of the conversion. See “Taxes – Required Distributions” for information on the determination of the fair market value of an annuity contract that provides additional benefits (such as certain living or death benefits). You should consult a tax adviser as to the tax treatment and suitability of such an investment.

Corporate Pension and Profit-Sharing Plans

IRC Sections 401(a) and 401(k) permit employers to establish various types of retirement plans for employees. Contributions made to the plan for the benefit of the employees and the earnings on those contributions are generally not included in gross income of the employees until distributed from the plan. The tax consequences to participants may vary depending upon the particular plan design. In general, annual contributions made by an employer and employee to a defined contribution plan may not exceed the lesser of:

i)	$53,000; or
ii)	100% of compensation or earned income (a maximum of $265,000 of compensation may be considered).

An employee’s elective salary reduction contributions under a cash or deferred arrangement (i.e. a 401(k) plan) are limited to $18,000, with an additional catch-up contribution of up to $6,000 available for eligible participants age 50 or over. Defined benefit plans are limited to contributions necessary to fund a promised level of benefit. For 2016, the annual benefit under a defined benefit plan is limited to:

i)	100% of compensation for a participant’s highest three years; or
ii)	$210,000.

Plans are subject to additional restrictions, including on such items as: the form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. See “Taxes – Taxation of Qualified Contracts.” You should consult a tax adviser as to the tax treatment and suitability of such an investment.

H.R. 10 Plans

IRC Section 401(a) permits self-employed individuals to establish qualified plans for themselves and their employees, commonly referred to as “H.R.10” or “Keogh” plans. Contributions made to the plan for the benefit of the employees and the earnings on those contributions are generally not included in gross income of the employees until distributed from the plan. The tax consequences to participants may vary depending upon the particular plan design. In general, H.R. 10 Plans are subject to the same restrictions as corporate pension and profit-sharing plans (see “Taxes – Qualified Contracts – Corporate Pension and Profit-Sharing Plans”), including limitations on eligibility, participation, contributions, time and manner of distributions, transferability and taxation of distributions. See “Taxes – Taxation of Qualified Contracts.” You should consult a tax adviser as to the tax treatment and suitability of such an investment.

Tax-Sheltered Annuities

IRC Section 403(b) permits certain eligible employers to purchase annuity contracts, known as Tax-Sheltered Annuities (TSAs), under a section 403(b) program. Eligible employers are organizations that are exempt from tax under IRC Section 501(c)(3) and public educational organizations. Contributions made to a TSA and the earnings on those contributions are generally not included in gross income of the employee until distributed from the plan. TSAs are subject to limitations on contributions, which may be made as “elective deferrals” (contributions made pursuant to a salary reduction agreement) or as non-elective or matching contributions by an employer. In general, annual contributions made by an employer and employee to a TSA may not exceed the lesser of:

i)	$53,000; or
ii)	100% of includible compensation (a maximum of $265,000 of includible compensation may be considered).

An employee’s elective salary reduction contributions are limited to $18,000. In addition, certain catch-up contributions may be made by eligible participants age 50 or over and those with 15 or more years of service with the same employer. TSAs are subject to additional restrictions, including on such items as: the form, manner and timing of distributions; transferability of

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benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. See “Taxes – Tax-Sheltered Annuities Taxation and Withdrawal Restrictions.” You should consult a tax adviser as to the tax treatment and suitability of such an investment.

Governmental 457(b) Deferred Compensation Plans

Employees of (and independent contractors who perform services for) certain state and local governmental units, or certain tax-exempt employers, may participate in an IRC Section 457(b) plan of the employer, allowing them to defer part of their salary or other compensation. Contributions made to an IRC Section 457(b) plan and the earnings on those contributions are generally not included in gross income of the employee until distributed from the plan. IRC Section 457(b) deferrals are limited to the lesser of:

i)	$18,000; or
ii)	100% of includible compensation. In addition, certain catch-up contributions may be made by eligible participants age 50 or over, and those within three years of normal retirement age under the plan.

The contract purchased is issued to the employer or trustee, as applicable. All contract value in a governmental 457(b) deferred compensation plan must be held for the exclusive benefit of the employee, and such plans are subject to limitations on distributions. See “Taxes – Withdrawal Restrictions – Governmental 457(b) Deferred Compensation Contract.” You should consult a tax adviser as to the tax treatment and suitability of such an investment.

Taxation of Non-Qualified Contracts.  You, as the owner of a non-qualified annuity, will generally not be taxed on any increases in the value of your contract until a distribution occurs. There are different rules as to how you are taxed depending on whether the distribution is a withdrawal or an annuity payment.

Withdrawals

The IRC generally treats any withdrawal as first coming from earnings and then from your investment in the contract, if the withdrawal is:

1)	allocable to investment in the contract made after August 13, 1982 in an annuity contract entered into prior to August 14, 1982; or
2)	from an annuity contract entered into after August 13, 1982.

The withdrawn earnings are subject to tax as ordinary income.

Annuity Payments

Annuity payments occur as the result of the contract reaching its annuity start date. A portion of each annuity payment is treated as a partial return of your investment in the contract and is not taxed. The remaining portion of the annuity payment is treated as ordinary income. The annuity payment is divided between these taxable and non-taxable portions based on the calculation of an exclusion amount. The exclusion amount for annuity payments based on a fixed annuity option is determined by multiplying the payment by the ratio that the cost basis of the contract (adjusted for any period certain or refund feature) bears to the expected return under the contract. The exclusion amount for annuity payments based on a variable annuity option is determined by dividing the cost basis of the contract (adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid. Annuity payments received after you have recovered all of your investment in the contract are fully taxable.

The IRC also provides that any amount received (both annuity payments and withdrawals) under an annuity contract which is included in income may be subject to a tax penalty. The amount of the penalty is an additional tax equal to 10% of the amount that is includible in income. Some withdrawals will be exempt from the penalty. They include any amounts:

1)	paid on or after you reach age 59 1⁄2;
2)	paid to your beneficiary after you die;
3)	paid if you become totally disabled (as that term is defined in the IRC);
4)	paid in a series of substantially equal periodic payments made annually (or more frequently) for your life or life expectancy or for the joint lives or joint life expectancies of you and your designated beneficiary;
5)	paid under an immediate annuity; or
6)	which come from investment in the contract made before August 14, 1982.

With respect to (4) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59 1⁄2 or 5 years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% tax penalty), but for the exception, plus interest for the tax years in which the exception was used. The rules governing substantially equal periodic payments are complex. You should consult a tax adviser for more specific information.

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Multiple Contracts

The IRC provides that multiple non-qualified annuity contracts which are issued within a calendar year to the same owner by one company or its affiliates are treated as one deferred annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such combination of contracts. This rule does not apply to immediate annuities.

Tax Treatment of Assignments

An assignment or pledge of a contract may be a taxable event. You should consult a tax adviser if you wish to assign or pledge your contract. Annuity contracts issued after April 22, 1987 that are transferred for less than full and adequate consideration (including gifts) are subject to tax to the extent of gain in the contract. This does not apply to transfers between spouses or certain transfers incident to a divorce under IRC Section 1041.

Distributions After Death of Owner

In order to be treated as an annuity contract for federal income tax purposes, IRC Section 72(s) requires any non-qualified contract to contain certain provisions specifying how your interest in the contract will be distributed in the event of the death of an owner of the contract. Specifically, IRC Section 72(s) requires that a) if any owner dies on or after the annuity start date, but prior to the time the entire interest in the contract has been distributed, the entire interest in the contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such owner’s death; and b) if any owner dies prior to the annuity start date, the entire interest in the contract will be distributed within five years after the date of such owner’s death. These requirements will be considered satisfied as to any portion of an owner’s interest which is payable to or for the benefit of a designated beneficiary and which is distributed over the life of such designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, provided that such distributions begin within one year of the owner’s death. The designated beneficiary refers to a natural person designated by the owner as a beneficiary and to whom ownership of the contract passes by reason of death. However, if the designated beneficiary is the surviving spouse of the deceased owner, the contract may be continued with the surviving spouse as the new owner. The non-qualified contracts contain provisions that are intended to comply with these IRC requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise.

Taxation of Qualified Contracts.  If you have no cost basis for your interest in a qualified contract, the full amount of any distribution is taxable to you as ordinary income. If you do have a cost basis for all or some of your interest, a portion of the distribution is taxable, generally based on the ratio of your cost basis to your total contract value. Special tax rules may be available for certain distributions from a qualified plan.

IRC Section 72(t) imposes a 10% penalty tax on the taxable portion of any distribution from qualified plans, including contracts issued and qualified under IRC Sections 401 (pension and profit-sharing plans), 403 (TSAs), 408 (IRAs), and 408A (Roth IRAs). Exceptions from the penalty tax are as follows:

1)	distributions made on or after you reach age 59 1⁄2;
2)	distributions made after your death;
3)	distributions made that are attributable to the employee being disabled as defined in the IRC;
4)	after severance from employment, distributions that are part of a series of substantially equal periodic payments made not less frequently than annually for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary (in applying this exception to distributions from IRAs, a severance of employment is not required);
5)	distributions made after severance from employment if you have reached age 55 (not applicable to distributions from IRAs);
6)	distributions made to you up to the amount allowable as a deduction to you under IRC Section 213 for amounts you paid during the taxable year for medical care;
7)	distributions made on account of an IRS levy made on a qualified retirement plan or IRA;
8)	distributions made to an alternate payee pursuant to a qualified domestic relations order (not applicable to distributions from IRAs);
9)	distributions from an IRA for the purchase of medical insurance (as described in IRC Section 213(d)(1)(D)) for you and your spouse and dependents if you received unemployment compensation for at least 12 weeks and have not been re-employed for at least 60 days;
10)	certain qualified reservist distributions;
11)	distributions from an IRA to the extent they do not exceed your qualified higher education expenses (as defined in IRC Section 72(t)(7)) for the taxable year; and
12)	distributions from an IRA which are qualified first-time homebuyer distributions (as defined in IRC Section 72(t)(8)).

With respect to (4) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59 1⁄2 or 5 years from the date of the first periodic payment, then the tax for the year of the modification is increased by an

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amount equal to the tax which would have been imposed (the 10% penalty tax) but for the exception, plus interest for the tax years in which the exception was used. The IRS has indicated that a modification will occur if, after the first valuation date, there is:

i)	any addition to the account balance other than gains or losses;
ii)	any non-taxable transfer of a portion of the account balance to another retirement plan; or
iii)	a rollover by the individual of the amount received resulting in such amount not being taxable.

The rules governing substantially equal periodic payments are complex. You should consult a tax adviser or IRS Revenue Ruling 2002-62 for more specific information.

Tax-Sheltered Annuities Taxation and Withdrawal Restrictions.  Under IRS regulations, effective January 1, 2009, all TSA plans must have a written plan document which specifies the requirements that each contract must meet in order to be qualified under the plan. In addition, the document must provide a list of the providers and contracts that are permitted to be purchased by TSA plan participants under the plan. TSA plan participants should be aware that if a TSA plan removes the provider or specific contract type that the TSA plan participant owns from its approved list, the TSA plan participant may be restricted from making further salary reduction contributions into that contract. TSA plans also have the right to restrict the ability to take loans and hardship withdrawals from a TSA contract. Because a plan participant may own more than one TSA contract, before we process a transaction we may require the TSA plan to approve the transaction to ensure that rules regarding loans, hardships and distribution restrictions are met. TSA plan participants should contact their individual TSA plan to determine the specific rules that apply to them.

The IRS regulations also make significant changes to Revenue Ruling 90-24 exchanges or transfers. Under the regulations an exchange may only be done when the TSA plan allows TSA exchanges under its plan and the provider of the new TSA contract agrees to share information with the TSA plan to ensure that the requirements of the TSA plan are met. Given this restriction, before a TSA exchange is processed, the TSA plan is required to approve the transaction or provide a list of vendors for which it has an information sharing agreement (ISA). Additionally, because most of the regulations were not effective until 2009, there was great uncertainty about their application to contract exchanges that took place between September 24, 2007 and January 1, 2009. Because of this uncertainty, it is possible that an exchange that took place prior to January 1, 2009 caused a TSA plan participant to incur taxation on the value of the contract. However, it is also possible that such an exchange did not have adverse tax consequences. If a TSA plan participant exchanged a contract to a TSA contract with a provider that does not have an ISA with the TSA plan, the participant had until July 1, 2009 to avoid adverse tax consequences by exchanging the contract for a TSA contract with which the TSA plan does have an ISA.

The IRC limits the withdrawal of purchase payments made by TSA plan participants through salary reductions from certain TSAs. Withdrawals of salary reduction amounts and their earnings can be made when a TSA plan participant:

1)	reaches age 59 1⁄2;
2)	has a severance from employment;
3)	dies;
4)	becomes disabled, as that term is defined in the IRC; or
5)	the TSA plan terminates (starting 1/1/2009).

In the case of hardship, the TSA plan participant can only withdraw the purchase payments and not any earnings. The TSA plan participant is required to suspend salary reduction contributions to any other TSA contract for a six-month period following the date of hardship distribution.

TSA contract value as of December 31, 1988 and contract amounts attributable to service with a former employer are not subject to these restrictions. Additionally, return of excess contributions or amounts paid to a spouse as a result of a qualified domestic relations order are not subject to these restrictions.

TSA contracts issued January 1, 2009 and after are subject to distribution restrictions on employer contributions. These restrictions are determined by the TSA plan and can be based on criteria such as completing years of service or attaining a stated age.

Withdrawal Restrictions – Governmental 457(b) Deferred Compensation Contract.  Amounts may not be paid to a participant of a governmental 457(b) deferred compensation plan prior to the participant’s:

•	attainment of age 70 1⁄2;
•	severance from employment;
•	incurring an unforeseeable emergency; or
•	compliance with a qualified domestic relations order (QDRO).

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In certain circumstances, amounts may also be distributed upon termination of the deferred compensation plan or if the contract contains $5,000 or less, as provided by the plan.

Governmental 457(b) deferred compensation plans are subject to the required minimum distribution rules of IRC Section 401(a)(9). The sections of this prospectus related to qualified contracts contain more detailed information regarding these rules.

Required Minimum Distribution for Qualified Contracts.  For qualified contracts other than Roth IRAs, distributions generally must begin no later than April 1st of the calendar year following the later of:

a)	the calendar year in which you attain age 70 1⁄2; or
b)	the calendar year in which you retire.

The date set forth in (b) does not apply to an IRA or to a five-percent owner of the employer maintaining the plan. Required distributions generally must be over a period not exceeding your life or life expectancy or the joint lives or joint life expectancies of you and your designated beneficiary. Upon your death, additional distribution requirements are imposed. If your contract has not entered the income phase and your death occurs after your required beginning date, distributions must be made at least as rapidly as under the method in effect at the time of your death or over the life or life expectancy of the designated beneficiary. If your contract has not entered the income phase and your death occurs before your required beginning date, the remaining interest must be distributed within 5 years or over the life or life expectancy of the designated beneficiary. If your death occurs after your contract has entered the income phase, distributions must be made at least as rapidly as under the method in effect at the time of your death. If your contract is held as a Roth IRA, there are no required minimum distributions during your life. However, upon your death your beneficiary is subject to required minimum distribution requirements. Any remaining interest must be distributed within 5 years or over your beneficiary’s life expectancy. If required minimum distributions are not made, a 50% penalty tax is imposed on the amount that should have been distributed.

The Regulations under IRC Section 401(a)(9) include a provision that could increase the dollar amount of required minimum distributions for individuals who fund their IRA or qualified retirement plan with an annuity contract. During the accumulation phase of the annuity contract, Treasury Regulations Section 1.401(a)(9)-6, Q&A-12 requires that individuals add the actuarial present value of any additional benefits provided under the annuity (such as certain living or death benefits) to the dollar amount credited to the owner or beneficiary under the contract in order to determine the fair market value of the contract. A larger fair market value will result in the calculation of a higher required minimum distribution amount. You should consult a tax adviser to determine how this may impact your specific circumstances.

Taxation of Death Benefit Proceeds.  Amounts may be distributed from a contract because of your death or the death of the annuitant. Generally, such amounts are includible in the income of the recipient as follows:

i)	if distributed in a lump sum, they are taxed in the same manner as a full withdrawal of the contract; or
ii)	if distributed under a payout option, they are taxed in the same way as annuity payments.

Section 1035 Tax Free Exchanges.  IRC Section 1035 provides that a life insurance, endowment, or annuity contract may be exchanged for an annuity contract on a tax free basis. When this type of exchange occurs, the gain in the original contract is preserved in the new contract by transferring the cost basis under the original contract to the new contract. The IRS has provided guidance on the partial exchange of an annuity contract for another annuity contract. According to the guidance, partial exchanges occurring on or after October 24, 2011 will be tax free if no distribution takes place from either contract within 180 days after the exchange. If a distribution occurs within 180 days after the exchange, the IRS will apply general tax principles to determine the tax treatment of the transfer. The limitation on distributions within 180 days does not apply to annuity payments that are based on life expectancy or on a period certain of 10 or more years. You should consult a tax adviser before entering into any 1035 exchange.

Partial exchanges which occurred prior to October 24, 2011 were subject to more restrictive guidance. You should consult a tax adviser if you have questions regarding the taxation of a prior exchange.

Beginning January 1, 2010, the Pension Protection Act of 2006 permits the exchange of an annuity contract for a qualified long-term care contract to qualify as a tax free 1035 exchange. However, if an annuity contract has entered the income phase, there is uncertainty and a lack of guidance regarding whether the exchange can qualify. Therefore, if an annuity contract has entered the income phase and the contract or the resulting annuity payments are exchanged for a qualified long-term care contract, we will not treat that as a tax free 1035 exchange.

The IRS has also issued guidance allowing a beneficiary of a non-qualified annuity contract to enter into a 1035 exchange of the death benefit for a new annuity contract, provided that the new contract will be administered as if the owner is deceased for purposes of the death benefit requirements of IRC Section 72(s). In order to allow the death benefit under a non-qualified

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annuity contract to be exchanged, we may require additional documentation from the issuer of the new contract, in order to ensure that this requirement is met.

Income Tax Reporting and Withholding.  Federal law requires that we file an information return on Form 1099-R with the IRS (with a copy to you) reporting any taxable amounts paid to you under the annuity contract. By January 31st of the calendar year following the year of any payment(s), we will issue the Form 1099-R to the owner of the annuity contract. Following the death of the owner the Form 1099-R will be sent to each beneficiary who receives a payment under the contract.

The portion of any distribution that is includible in the gross income of the owner is subject to federal income tax withholding. The amount of the withholding depends on the type of distribution. Withholding for periodic payments is at the same rate as wages and at the rate of 10% from non-periodic payments. However, the owner, in most cases, may elect not to have taxes withheld or to have withholding done at a different rate (but not lower). Distributions from certain retirement plans, excluding IRAs, that are not directly rolled over to another eligible retirement plan or IRA, are subject to a mandatory 20% withholding. The 20% withholding requirement generally does not apply to:

a)	a series of substantially equal payments made at least annually for:

i)	the life or life expectancy of the owner, or joint and last survivor expectancy of the owner and a designated beneficiary; or
ii)	for a specified period of 10 years or more;
b)	distributions which are required minimum distributions; or
c)	hardship distributions from a 401(k) plan or a tax-sheltered annuity.

You should consult a tax adviser regarding withholding requirements.

Generation Skipping Transfer Tax Withholding.  Under certain circumstances, the IRC may impose a generation skipping transfer tax when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the owner. Regulations issued under the IRC may require us to deduct the tax from your contract, or from any applicable payment, and pay it directly to the IRS.

Medicare Hospital Insurance Tax.  Effective for tax years beginning after December 31, 2012, a Medicare Hospital Insurance Tax (known as the Unearned Income Medicare Contribution) applies to all or part of a taxpayer’s net investment income, at a rate of 3.8%, when certain income thresholds are met. Net investment income is defined to include, among other things, non-qualified annuities and net gain attributable to the disposition of property. Under regulations issued in 2013, the taxable portion of any distribution from a non-qualified annuity contract – including surrenders, withdrawals, and annuity payments – is included in net investment income. Net investment income also includes the gain from the sale of a non-qualified annuity contract. Under current guidance, we are required to report to the IRS whether a distribution is potentially subject to the tax. You should consult a tax adviser as to the potential impact of the Medicare Hospital Insurance Tax on your contract.

Non-Resident Aliens and Foreign Entities.  Generally, a distribution from a contract to a non-resident alien or foreign entity is subject to federal tax withholding at a rate of 30% of the amount of income that is distributed. A non-resident alien is a person who is neither a citizen, nor a resident, of the United States of America (U.S.). We are required to withhold the tax and send it to the IRS. Some distributions to non-resident aliens or foreign entities may be subject to a lower (or no) tax if a treaty applies. In order to obtain the benefits of such a treaty, the non-resident alien must claim the treaty benefit on Form W-8BEN (or the equivalent form), providing us with:

1)	proof of residency (in accordance with IRS requirements); and
2)	the applicable individual taxpayer identification number.

If the above conditions are not met, we will withhold 30% of the income from the distribution. Additionally, under the Foreign Account Tax Compliance Act effective July 1, 2014, U.S. withholding may occur with respect to certain entity owners (including foreign financial institutions and non-financial foreign entities (such as corporations, partnerships, and trusts)) at a 30% rate without regard to lower treaty rates.

Civil Unions & Domestic Partnerships.  Parties to a civil union or domestic partnership are not treated as spouses under federal law. Consequently, certain transactions, such as a change of ownership or continuation of the contract after death, may be taxable to those individuals. You should consult a tax adviser for more information on this subject.

Non-Natural Owner.  When a non-qualified contract is owned by a non-natural person (e.g., a corporation, limited liability company, partnership, trust or certain other entities) the contract will generally not be treated as an annuity for tax purposes. This means that gain in the contract will be taxed each year while the contract is in the accumulation phase. This treatment is not generally applied to a contract held by a trust or other entity as an agent for a natural person. If any beneficiary (including

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a contingent beneficiary) of a trust is a non-natural person, the contract will not be treated as owned by an agent for a natural person, and gain in the contract will be taxed annually, whether or not the trust is a grantor trust for income tax purposes. This treatment also does not apply to a contract that qualifies as an immediate annuity. Before purchasing a contract to be owned by a non-natural person or changing ownership on an existing contract that will result in it being owned by a non-natural person, you should consult a tax adviser to determine the tax impact.

State versus Federal Tax.  On June 7, 2001, President Bush signed into law the Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA). Some of EGTRRA’s provisions include increased contribution limits for qualified retirement plans, catch-up contribution limits for eligible participants and enhanced rollover opportunities.

It is important to note that some states do not automatically conform their state income tax codes to reflect changes to the federal income tax code. Consequently, these states will not follow the provisions enacted by EGTRRA until they conform their income tax codes to the federal code. This nonconformity may result in state income tax consequences to participants of qualified retirement arrangements. Accordingly, participants of qualified retirement arrangements should consult a tax adviser to determine whether any adverse state income tax consequences would result from their compliance with EGTRRA’s provisions.

Other Information

Terminal Illness Benefit

In most states, you may elect to receive payment under your Terminal Illness Benefit. We will require written proof that you are terminally ill and not expected to live more than 12 months. This proof will include certification by a licensed medical practitioner performing within the scope of his/her license. You may not be the licensed medical practitioner, nor can the medical practitioner be your parent, spouse or child.

We will determine the amount of payment when we receive your written request. The Terminal Illness Benefit will equal the death benefit we would pay out on your contract. Payment of the Terminal Illness Benefit will terminate the contract. If joint owners are named, we will use the age of the oldest to determine the Terminal Illness Benefit. If the contract is owned by a non-natural person, the Terminal Illness Benefit applies to the annuitant.

Distribution

The contracts are no longer for sale to the public. While the contracts were offered for sale, they were sold by both registered representatives of MML Investors Services, LLC (MMLIS), a subsidiary of MassMutual, and by registered representatives of other broker-dealers who entered into distribution agreements with MML Distributors, LLC (MML Distributors), a subsidiary of MassMutual. Pursuant to separate underwriting agreements with the Company, on its own behalf and on behalf of the Separate Account, MMLIS serves as principal underwriter of the contracts sold by its registered representatives, and prior to April 1, 2014, MML Distributors served as principal underwriter of the contracts sold by registered representatives of other broker-dealers who entered into distribution agreements (Distribution Agreements) with MML Distributors. Effective April 1, 2014, MML Strategic Distributors, LLC (MSD) replaced MML Distributors in all such Distribution Agreements for these contracts.

Both MMLIS and MSD are registered with the Securities and Exchange Commission as broker-dealers under the Securities Exchange Act of 1934 and are members of the Financial Industry Regulatory Authority (FINRA). Commissions for sales of the contract by MMLIS registered representatives are paid on behalf of MMLIS to its registered representatives. Commissions for sales of the contract by registered representatives of other broker-dealers are paid on behalf of MSD to those broker-dealers. MMLIS and MSD also receive compensation for their actions as principal underwriters of the contracts. We also pay expense allowances in connection with the sales of the contracts. The total compensation paid for the sale of the contract, including commissions and cash payments, may range up to 8.5% of purchase payments made to a contract and/or up to 2.4% of contract value annually.

Additional Compensation Paid to MMLIS.  Most MMLIS registered representatives are also MassMutual insurance agents, and as such, are eligible for certain cash and non-cash benefits from MassMutual. Cash compensation includes bonuses and allowances based on factors such as sales, productivity and persistency. Non-cash compensation includes various recognition items such as prizes and awards as well as attendance at, and payment of the costs associated with attendance at, conferences, seminars and recognition trips, and also includes contributions to certain individual plans such as pension and medical plans. Sales of this contract may help these registered representatives and their supervisors qualify for such benefits. MMLIS registered representatives who are also general agents or sales managers of MassMutual also may receive overrides, allowances and other compensation that is based on sales of the contract by their registered representatives.

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Additional Compensation Paid to Certain Broker-Dealers.  We and MSD make additional commission payments to certain broker-dealers in the form of asset-based payments and sales-based payments. We also make cash payments and non-cash payments to certain broker-dealers. The asset-based and sales-based payments are made to participate in those broker-dealers’ preferred provider programs or marketing support programs, or to otherwise promote this contract. Asset-based payments are based on the value of the assets in the MassMutual contracts sold by that broker-dealer. Sales-based payments are paid on each sale of the contract and each subsequent purchase payment applied to the contract. Cash payments are made to attend sales conferences and educational seminars sponsored by certain broker-dealers. Non-cash payments include various promotional items. For a list of the broker-dealers to whom we currently pay additional compensation for selling this contract, visit www.massmutual.com/legal/compagreements or call our Service Center at the number shown on page 1 of this prospectus.

The additional compensation arrangements described in the preceding paragraphs are not offered to all broker-dealers and the terms of such arrangements may differ among broker-dealers. Some broker-dealers may receive two or more of these payments. Such payments may give us greater access to the registered representatives of the broker-dealers that receive such compensation or may influence the way that a broker-dealer markets the contract. Any such compensation will be paid by MSD or us and will not result in any additional direct charge to you.

The additional compensation arrangements may provide a registered representative with an incentive to sell this contract over other available variable annuity contracts whose issuers do not provide such compensation or who provide lower levels of such compensation. Your registered representative typically receives a portion of the compensation that is payable to his or her broker-dealer, depending on the agreement between the representative and their firm. MassMutual is not involved in determining compensation paid to a registered representative of an unaffiliated broker-dealer. You may contact your broker-dealer or registered representative to find out more information about the compensation they may receive in connection with your purchase of a contract. You may want to take these compensation arrangements into account when evaluating any recommendations regarding this contract.

We intend to recoup a portion of the cash and non-cash compensation payments that we make through the assessment of certain charges described in this prospectus, including the contingent deferred sales charge. We may also use some of the 12b-1 distribution fee payments and other payments that we receive from certain funds to help us make these cash and non-cash payments.

Special Arrangements

For certain group or sponsored arrangements there may be expense savings that could be passed on to the customer because our cost for sales, administration, and mortality generally vary with the size of the customer. We will consider factors such as the size of the group, the nature of the sale, the expected purchase payment volume, and other factors we consider significant in determining whether to reduce charges. Subject to applicable state laws and regulations, we reserve the right to reduce or waive the administrative charge, the annual contract maintenance charge or any other charge that is appropriate to reflect any expense savings. We will make any reductions according to our rules in effect when an application for a contract is approved. We may change these rules from time to time. Any reduction in charges will reflect differences in costs or services, and will not be unfairly discriminatory.

We reserve the right to modify or terminate this arrangement.

Assignment

You can assign the contract at any time during your lifetime. We will not be bound by the assignment until we receive written notice of the assignment in good order. We will not be liable for any payment or other action we take in accordance with the contract before we receive notice of the assignment. You may be subject to tax consequences if you assign your contract.

If the contract is issued pursuant to a qualified plan, there may be limitations on your ability to assign the contract. If you assign your contract, your rights may only be exercised with the consent of the assignee of record.

We are not responsible for the validity of an assignment.

Unclaimed Property

Every state has some form of unclaimed property law that imposes varying legal and practical obligations on insurers and, indirectly, on contract owners, beneficiaries, and any other payees of proceeds from a contract. Unclaimed property laws generally provide for the transfer of benefits or payments under various circumstances to the abandoned property division or

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unclaimed property office in the state of last residence. This process is known as escheatment. To help avoid escheatment, keep your own information, as well as beneficiary and any other payee information up-to-date, including: full names, postal and electronic media addresses, telephone numbers, dates of birth, and social security numbers. To update this information, contact our Service Center.

Voting Rights

We are the legal owner of the fund shares. When a fund solicits proxies in conjunction with a vote of shareholders, we are required to obtain, from you and other owners, instructions as to how to vote those shares. When we receive those instructions, we will vote all of the shares for which we have not received voting instructions, in proportion to those instructions. This will also include any shares that we own on our own behalf. This may result in a small number of owners controlling the outcome of the vote. If we determine that we are no longer required to comply with the above, we will vote the shares in our own right.

During the accumulation phase of your contract and while the annuitant is living, we determine the number of shares you may vote by dividing your contract value in each fund, if any, by $100. Fractional shares are counted. During the income phase or after the annuitant dies, we determine the number of shares you may vote based on our liability for future variable monthly annuity payments.

Changes to the Contract

We reserve the right to amend the contract to meet the requirements of applicable federal or state laws or regulations, or as otherwise provided in the contract. We will notify you by written notice of such amendments.

Suspension of Payments or Transfers

We may be required to suspend or postpone transfers from the funds or payments from the funds for withdrawals or death benefits during any period when:

•	the New York Stock Exchange is closed (other than customary weekend and holiday closings);
•	trading on the New York Stock Exchange is restricted;
•	an emergency exists as a result of which disposal of shares of the funds is not reasonably practicable or we cannot reasonably value the shares of the funds; or
•	during any other period when the Securities and Exchange Commission, by order, so permits for your protection.

We reserve the right to defer payment for a withdrawal from The Fixed Account for the period permitted by law but not for more than six months.

If, pursuant to the Securities and Exchange Commission’s rules, a money market fund (Fund) suspends payment of redemption proceeds in connection with a liquidation of the Fund, we will delay payment of any transfer, withdrawal or death benefit from the applicable money market sub-account until the Fund is liquidated.

Termination of Contract

We will terminate your contract upon the occurrence of any of the following events:

1)	the date of the last annuity payment;
2)	the date payment is made of the entire contract value;
3)	the date of the last payment upon death to the last beneficiary; or
4)	the date your contract is returned under the right to examine contract provision.

Anti-Money Laundering

Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to reject a purchase payment or block a contract owner’s ability to make certain transactions and thereby refuse to accept any request for transfers, withdrawals, or death benefits, until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your contract to government regulators.

Our Ability to Make Payments Under the Contract

Our Claims-Paying Ability.  Our “claims-paying ability” is our ability to meet any contractual obligation we have to make payments under the contract. These amounts include death benefits, annuity payments, withdrawals and any amounts paid out

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through the contract’s additional features. It is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations, and as with any insurance product, there are risks to purchasing this contract. For this reason, you should consider our financial strength and claims-paying ability to meet our obligations under the contract when purchasing a contract and making investment decisions.

Obligations of Our Separate Account.  Contract value you allocate to the funds is maintained in our separate account. Any withdrawals or transfers of contract value from the funds will be taken from the separate account. We cannot use the separate account’s assets to pay any of our liabilities other than those arising from the contracts. See “Investment Choices – The Separate Account.”

Obligations of Our General Account.  Contract value you allocate to the fixed accounts is maintained in our general account. The assets of our general account support our insurance and annuity obligations and are subject to our general liabilities from our business operations and to claims by our creditors. We use general account assets for many purposes including to pay death benefits, annuity payments, withdrawals and transfers from the fixed accounts and to pay amounts we provide to you through an elected additional feature that are in excess of your contract value allocated to the separate account.

Because of exemptive and exclusionary provisions, the general account, unlike the separate account, has not been registered under the Securities Act of 1933 (1933 Act) or the Investment Company Act of 1940 (1940 Act). Because of this, the general account is generally not subject to the provisions of the 1933 Act or the 1940 Act. However, disclosures regarding the general account are subject to certain generally applicable provisions of the federal securities laws that require complete and accurate statements in prospectuses.

Our Financial Statements

We encourage both existing and prospective owners to read and understand our financial statements. Our audited statutory financial statements and those of the separate account are included in the Statement of Additional Information (SAI). You can request an SAI by contacting our Service Center at the number or address on page 1 of this prospectus.

Computer System Failures and Cybersecurity

The Company relies on its parent, MassMutual, for various operating and administrative services including computer systems. The Company, MassMutual and its business partners rely on computer systems to conduct business, including customer service, marketing and sales activities, customer relationship management and producing financial statements. While MassMutual and the Company’s business partners have policies, procedures, automation and backup plans designed to prevent or limit the effect of failures, computer systems may be vulnerable to disruptions or breaches as a result of natural disasters, man-made disasters, criminal activity, pandemics, or other events beyond their control. The failure of the computer systems for any reason could disrupt operations, result in the loss of customer business and adversely impact profitability.

MassMutual and the Company’s business partners retain confidential information on their respective computer systems, including customer information and proprietary business information. Any compromise of the security of the computer systems that results in the disclosure of personally identifiable customer information could damage our reputation, expose us to litigation, increase regulatory scrutiny and require us to incur significant technical, legal, and other expenses.

Legal Proceedings

The Company is subject to legal and regulatory actions, including class action lawsuits, in the ordinary course of its business. Our pending legal and regulatory actions include proceedings specific to us, as well as proceedings generally applicable to business practices in the industry in which we operate. From time to time, we also are subject to governmental and administrative proceedings and regulatory inquiries, examinations, and investigations in the ordinary course of our business. In addition, we, along with other industry participants, may occasionally be subject to investigations, examinations, and inquiries (in some cases industry-wide) concerning issues upon which regulators have decided to focus. Some of these proceedings involve requests for substantial and/or unspecified amounts, including compensatory or punitive damages.

While it is not possible to predict with certainty the ultimate outcome of any pending litigation proceedings or regulatory action, management believes, based on information currently known to it, that the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect upon the separate account, the ability of the principal underwriter(s) to perform in accordance with its contracts with the Company on behalf of the separate account, or the ability of the Company to meet its obligations under the contracts.

For more information regarding the Company’s litigation and other legal proceedings, see the notes to the Company’s financial statements contained within the Statement of Additional Information.

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Table of Contents of the Statement of Additional Information

Assignment of Contract

Distribution and Administration

Accumulation Units and Unit Value

Transfers During the Income Phase

Payment of Death Benefit

Annuity Payments

Experts

Financial Statements

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To obtain a free copy of the Statement of Additional Information, return this request form to the address shown below or call our Service Center at (800) 272-2216.

To:	MassMutual Financial Group

Document Management Services - Annuities W360

P.O. Box 9067

Springfield, MA 01102-9067

Please send me the Statement of Additional Information for C.M. Life’s Panorama Premier (AN2000SAI).

Name

Address

City	State	Zip

Telephone

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[THIS PAGE INTENTIONALLY LEFT BLANK]

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Appendix A

Condensed Financial Information

The following schedules include accumulation unit values for the periods indicated. We have extracted some of this data from the separate account’s audited financial statements. You should read this information in conjunction with the separate account’s audited financial statements and related notes that are included in the Statement of Additional Information.

Accumulation Unit Values

Sub-Account	Dec. 31, 2015	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2007	Dec. 31, 2006	Value at Inception Date
Fidelity® VIP Contrafund®	$32.07	$32.30	$29.26	$22.60	$19.69	$20.48	$17.72	$13.24	$23.36	$20.15	$10.00	(b)
Invesco V.I. Diversified Dividend	10.52	10.46	9.40	7.27	6.21	6.43	5.92	4.71	11.77	15.35	10.00	(a)
Invesco V.I. Global Health Care	24.73	24.31	20.60	14.86	12.47	12.16	11.71	9.30	13.22	11.99	10.00	(a)
Invesco V.I. Technology	4.80	4.56	4.17	3.38	3.08	3.29	2.75	1.77	3.23	3.05	10.00	(a)
MML Aggressive Allocation	14.54	14.87	14.25	11.34	9.94	10.27	8.97	6.79	—	—	10.00	(e)
MML Asset Allocation	—	—	—	—	13.11	13.07	11.77	10.20	14.85	14.89	10.00	(d)
MML Balanced Allocation	13.52	13.76	13.25	11.73	10.59	10.55	9.49	7.79	—	—	10.00	(e)
MML Blend	16.40	16.62	15.18	12.80	11.52	11.15	10.05	8.46	11.10	10.63	10.00	(f)
MML Blue Chip Growth	28.10	25.65	23.83	17.10	14.66	14.66	12.80	9.12	16.07	14.47	10.00	(d)
MML Concentrated Growth	—	—	—	—	8.17	8.35	7.41	5.26	13.28	11.69	10.00	(c)
MML Conservative Allocation	13.44	13.68	13.20	12.02	10.94	10.82	9.81	8.21	—	—	10.00	(e)
MML Emerging Growth	—	—	—	—	4.79	5.20	4.21	3.81	6.65	5.72	10.00	(a)
MML Enhanced Index Core Equity	—	—	—	—	10.26	10.14	9.01	7.36	11.91	11.56	10.00	(g)
MML Equity	13.12	13.78	12.52	9.53	8.33	8.77	7.75	6.01	10.44	10.18	10.00	(f)
MML Equity Income	21.11	22.99	21.68	16.92	14.63	14.95	13.19	10.68	16.88	16.60	10.00	(d)
MML Equity Index	15.27	15.34	13.74	10.57	9.28	9.26	8.20	6.59	10.65	10.27	10.00	(f)
MML Focused Equity	13.84	15.45	13.99	10.31	—	—	—	—	—	—	10.00	(h)
MML Foreign	13.11	13.87	15.12	12.69	10.81	12.17	11.79	9.25	15.91	14.22	10.00	(c)
MML Fundamental Growth	14.34	13.73	12.56	9.65	—	—	—	—	—	—	10.00	(h)
MML Fundamental Value	13.74	14.40	13.15	10.22	—	—	—	—	—	—	10.00	(h)
MML Global	11.85	12.18	11.88	9.38	7.69	8.13	7.31	5.62	10.04	9.82	10.00	(c)
MML Growth & Income	20.10	20.28	18.50	14.15	12.01	12.41	11.29	8.97	15.18	15.45	10.00	(d)
MML Growth Allocation	14.18	14.49	13.89	11.48	10.17	10.36	9.14	7.15	—	—	10.00	(e)
MML High Yield	13.37	13.75	13.85	12.70	11.05	10.59	—	—	—	—	10.00	(i)
MML Income & Growth	18.76	19.04	17.68	14.39	13.03	12.52	11.36	9.76	15.17	15.51	10.00	(b)
MML Inflation-Protected and Income	13.14	13.53	13.26	14.72	13.97	12.48	11.88	10.84	11.49	10.84	10.00	(d)

49

Sub-Account	Dec. 31, 2015	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2007	Dec. 31, 2006	Value at Inception Date
MML Large Cap Growth	$13.35	$12.88	$11.93	$9.06	$7.93	$8.35	$7.13	$5.48	$9.40	$8.39	$10.00	(c)
MML Managed Bond	12.24	12.53	11.97	12.37	11.89	11.27	10.71	—	—	—	10.00	(j)
MML Managed Volatility	13.72	13.51	13.12	11.29	10.12	10.68	9.64	7.48	12.50	12.16	10.00	(a)
MML Mid Cap Growth	51.83	49.22	44.07	32.69	29.14	29.92	23.69	16.53	28.03	24.32	10.00	(b)
MML Mid Cap Value	30.86	31.75	27.60	21.46	18.65	19.03	16.07	12.51	16.80	17.44	10.00	(c)
MML Moderate Allocation	13.86	14.15	13.59	11.72	10.50	10.54	9.42	7.59	—	—	10.00	(e)
MML Money Market (m)	9.12	9.25	9.38	9.51	9.65	9.78	9.92	10.05	—	—	10.00	(e)
MML NASDAQ-100®	—	—	—	—	5.04	4.95	4.20	2.77	4.82	4.12	10.00	(a)
MML Oppenheimer Small Company Opportunities (k)	—	—	—	—	—	—	10.13	11.14	18.71	20.42	10.00	(g)
MML Short-Duration Bond	10.34	10.42	10.45	10.52	10.38	10.19	—	—	—	—	10.00	(i)
MML Small Cap Equity	26.99	29.01	26.23	18.86	16.16	16.75	13.77	10.22	16.79	17.23	10.00	(b)
MML Small Cap Growth Equity	27.36	29.23	27.99	19.12	17.09	18.29	15.17	11.12	18.34	16.97	10.00	(f)
MML Small Cap Index	—	—	—	—	17.11	17.26	13.93	11.32	16.73	17.06	10.00	(c)
MML Small/Mid Cap Value	25.85	27.75	25.71	18.87	16.07	17.62	14.09	10.01	16.46	20.44	10.00	(d)
MML T. Rowe Price Growth Equity (l)	—	—	—	—	—	—	5.11	4.68	8.29	8.05	10.00	(c)
MML Total Return Bond	10.22	10.37	10.07	10.41	—	—	—	—	—	—	10.00	(h)
Oppenheimer Capital Appreciation	17.60	17.23	15.14	11.84	10.52	10.79	10.00	7.02	13.06	11.61	10.00	(c)
Oppenheimer Conservative Balanced (n), (p)	13.24	13.32	12.48	11.19	10.10	10.17	9.13	7.60	13.63	13.32	10.00	(a)
Oppenheimer Core Bond (o)	13.87	13.93	13.17	13.37	12.29	11.51	10.48	9.69	16.13	15.67	10.00	(b)
Oppenheimer Discovery Mid Cap Growth	14.65	13.93	13.36	9.96	8.67	8.70	6.92	5.29	10.54	10.05	10.00	(c)
Oppenheimer Global	27.78	27.10	26.87	21.40	17.90	19.79	17.31	12.56	21.29	20.31	10.00	(c)
Oppenheimer Global Strategic Income	19.89	20.63	20.35	20.66	18.46	18.56	16.37	13.97	16.51	15.27	10.00	(c)
Oppenheimer High Income (o), (q)	—	—	—	—	3.69	3.84	3.39	2.74	13.04	13.24	10.00	(c)
Oppenheimer International Growth	30.28	29.69	32.45	26.14	21.69	23.70	20.94	15.25	26.96	24.28	10.00	(b)
Oppenheimer Main Street	16.30	16.00	14.66	11.28	9.79	9.93	8.67	6.85	11.30	10.97	10.00	(c)
Oppenheimer Money (r), (t)	12.26	12.43	12.60	12.78	12.96	13.14	13.32	13.47	13.29	12.84	10.00	(b)
Panorama Growth	—	—	—	—	12.98	13.13	11.53	9.05	14.90	14.42	10.00	(b)
Panorama Total Return	—	—	—	—	12.48	12.62	10.97	9.29	15.35	14.71	10.00	(b)
PIMCO CommodityRealReturn® Strategy	5.06	6.90	8.60	10.22	9.86	10.82	8.83	6.32	11.42	9.40	10.00	(s)
VY® Clarion Global Real Estate	13.82	14.19	12.64	12.36	9.97	10.68	9.34	7.10	10.08	12.22	10.00	(s)

50

Accumulation Units Outstanding

Sub-Account	Dec. 31, 2015	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2007	Dec. 31, 2006
Fidelity® VIP Contrafund® (b)	1,339,995	1,446,406	1,605,545	1,840,598	2,156,192	2,636,677	3,100,460	3,893,076	5,239,298	6,634,486
Invesco V.I. Diversified Dividend (a)	83,662	93,792	106,897	119,118	125,897	144,527	170,861	214,966	280,082	352,568
Invesco V.I. Global Health Care (a)	188,864	195,633	218,535	220,957	258,237	310,017	388,182	498,867	679,529	871,732
Invesco V.I. Technology (a)	405,972	469,289	540,390	605,432	668,579	818,831	944,861	983,085	1,470,082	1,809,045
MML Aggressive Allocation (e)	120,482	138,725	108,347	102,651	98,717	100,464	127,298	84,803	—	—
MML Asset Allocation (d)	—	—	—	—	963,449	1,162,520	1,421,214	1,792,834	2,868,564	3,580,396
MML Balanced Allocation (e)	302,082	371,904	407,744	345,309	256,385	213,535	145,783	87,521	—	—
MML Blend (f)	1,565,491	1,747,045	1,897,320	2,126,956	2,108,112	2,460,821	2,909,749	3,730,347	4,886,838	6,214,108
MML Blue Chip Growth (d)	319,377	342,770	362,318	395,148	304,329	359,573	423,212	269,460	375,758	414,909
MML Concentrated Growth (c)	—	—	—	—	1,055,587	1,299,438	1,527,352	1,827,080	2,393,319	2,975,161
MML Conservative Allocation (e)	181,505	214,055	224,230	271,730	263,748	235,253	260,644	166,272	—	—
MML Emerging Growth (a)	—	—	—	—	175,984	205,946	250,129	298,026	452,150	466,929
MML Enhanced Index Core Equity (g)	—	—	—	—	269,484	334,752	388,103	453,687	601,002	809,119
MML Equity (f)	887,566	956,167	1,061,191	1,193,669	1,381,341	1,658,258	1,988,038	2,370,234	3,114,562	3,740,650
MML Equity Income (d)	255,061	286,133	334,365	386,054	444,020	529,145	608,426	751,144	1,103,359	1,283,727
MML Equity Index (f)	436,265	469,018	557,106	623,325	729,481	897,109	1,054,141	1,256,943	1,753,627	2,383,044
MML Focused Equity (h)	18,913	18,689	20,815	8,606	—	—	—	—	—	—
MML Foreign (c)	297,231	316,834	363,649	432,196	502,665	642,320	775,297	1,002,721	1,489,182	1,798,835
MML Fundamental Growth (h)	4,865	2,825	1,545	—	—	—	—	—	—	—
MML Fundamental Value (h)	5,996	6,712	5,211	1,085	—	—	—	—	—	—
MML Global (c)	629,837	693,449	770,453	852,912	969,660	1,159,508	1,370,843	1,678,788	2,203,768	2,913,407
MML Growth & Income (d)	534,645	594,205	677,292	788,695	969,806	1,247,260	1,489,563	1,877,436	2,735,047	3,673,765
MML Growth Allocation (e)	179,040	198,985	230,541	204,727	158,376	148,607	119,853	64,374	—	—
MML High Yield (i)	59,072	86,146	90,118	75,665	43,914	15,556	—	—	—	—
MML Income & Growth (b)	728,584	825,290	944,370	1,108,592	1,318,197	1,602,102	1,879,347	2,351,792	3,320,900	4,447,676
MML Inflation-Protected and Income (d)	314,448	366,938	467,759	567,801	608,544	649,971	733,931	817,123	935,433	1,054,548
MML Large Cap Growth (c)	581,849	646,815	743,300	872,816	983,662	1,184,209	1,418,317	1,743,383	2,288,392	3,055,435
MML Managed Bond (j)	225,621	260,378	370,223	485,296	354,608	308,915	143,107	—	—	—
MML Managed Volatility (a)	296,503	333,210	398,406	457,023	530,239	675,000	800,636	1,065,788	1,485,056	1,788,957
MML Mid Cap Growth (b)	843,192	926,070	1,034,940	1,182,628	1,424,068	1,703,506	1,999,817	2,448,927	3,402,485	4,463,987
MML Mid Cap Value (c)	610,808	685,207	763,774	882,575	1,047,398	1,290,203	1,497,014	2,002,779	2,872,412	3,651,894
MML Moderate Allocation (e)	389,527	396,833	397,276	388,884	371,284	336,168	205,631	93,260	—	—
MML Money Market (e), (m)	1,316,270	1,432,392	1,569,313	1,849,963	474,994	284,549	341,593	701,251	—	—

51

Sub-Account	Dec. 31, 2015	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2007	Dec. 31, 2006
MML NASDAQ-100® (a)	—	—	—	—	413,279	497,497	485,018	435,747	579,809	626,900
MML Oppenheimer Small Company Opportunities (g), (k)	—	—	—	—	—	—	—	319,597	504,872	649,366
MML Short-Duration Bond (i)	61,568	63,074	72,243	70,621	40,187	11,032	—	—	—	—
MML Small Cap Equity (b)	282,962	330,494	383,551	428,663	477,385	599,617	718,339	603,680	879,685	1,164,242
MML Small Cap Growth Equity (f)	171,466	182,619	221,508	238,467	283,514	364,333	439,506	533,665	722,797	944,752
MML Small Cap Index (c)	—	—	—	—	246,112	299,878	379,538	440,296	582,025	843,605
MML Small/Mid Cap Value (d)	127,056	137,423	163,747	178,339	224,357	288,867	321,225	393,000	574,395	825,184
MML T. Rowe Price Growth Equity (c), (l)	—	—	—	—	—	—	—	346,628	448,956	611,001
MML Total Return Bond (h), (m)	21,733	34,106	29,315	10,372	—	—	—	—	—	—
Oppenheimer Capital Appreciation (c)	1,151,318	1,264,742	1,427,529	1,674,240	1,908,252	2,419,622	2,889,100	3,550,660	4,602,684	5,768,070
Oppenheimer Conservative Balanced (a), (n), (p)	851,506	974,270	1,123,061	1,333,036	664,402	817,593	1,062,316	1,535,336	2,335,107	3,009,224
Oppenheimer Core Bond (b), (o)	583,546	671,763	785,698	945,089	1,147,903	1,424,488	1,825,848	2,638,871	3,874,323	4,962,704
Oppenheimer Discovery Mid Cap Growth (c)	823,112	918,239	1,052,350	1,196,348	1,337,613	1,556,380	1,861,056	2,261,013	2,907,945	3,831,229
Oppenheimer Global (c)	1,176,088	1,276,806	1,443,253	1,663,876	2,037,250	2,469,057	2,874,918	3,586,077	5,098,212	6,484,954
Oppenheimer Global Strategic Income (c)	827,244	951,785	1,096,027	1,264,514	1,366,747	1,756,929	2,081,001	2,683,074	3,697,712	4,074,590
Oppenheimer High Income (c), (o), (q)	—	—	—	—	690,965	881,933	1,153,812	1,528,314	2,004,598	2,711,561
Oppenheimer International Growth (b)	370,788	403,475	443,575	511,944	631,017	774,533	899,211	1,094,434	1,513,947	1,754,821
Oppenheimer Main Street (c)	1,828,764	2,027,191	2,281,420	2,619,710	2,236,623	2,715,463	3,202,098	4,132,850	5,773,580	7,288,907
Oppenheimer Money (b), (r), (t)	350,309	407,465	482,207	585,712	759,677	908,142	1,301,605	2,338,125	2,412,122	2,425,353
Panorama Growth (b)	—	—	—	—	573,905	690,152	781,611	933,338	1,206,269	1,505,392
Panorama Total Return (b)	—	—	—	—	759,709	856,610	957,346	1,189,407	1,660,093	2,054,330
PIMCO CommodityRealReturn® Strategy (s)	75,444	91,702	108,911	130,959	149,542	156,798	164,755	218,394	62,289	17,708
VY® Clarion Global Real Estate (s)	71,870	79,225	67,880	68,864	61,219	65,525	68,787	87,744	103,504	146,418

Notes to Condensed Financial Information

(a)	Commencement of public offering was May 1, 2000.
(b)	Commencement of public offering was September 1, 1998.
(c)	Commencement of public offering was September 1, 1999.
(d)	Commencement of public offering was May 1, 2003.
(e)	Commencement of public offering was January 19, 2008.
(f)	Commencement of public offering was May 1, 1999.
(g)	Commencement of public offering was May 1, 2001.
(h)	Commencement of public offering was May 1, 2012.
(i)	Commencement of public offering was May 1, 2010.
(j)	Commencement of public offering was May 1, 2009.

52

(k)	Effective May 1, 2009, MML Oppenheimer Small Company Opportunities was merged into MML Oppenheimer Small Cap Equity.
(l)	Effective May 1, 2009, MML T. Rowe Price Growth Equity was merged into MML T. Rowe Price Blue Chip Growth.
(m)	Effective on or about May 1, 2016, known as MML U.S. Government Money Market.
(n)	This sub-account is unavailable in contracts issued on or after April 30, 2012.
(o)	Effective May 1, 2009 and after, you may not allocate any new money to this sub-account via purchase payments or transfers.
(p)	This sub-account was formerly known as Oppenheimer Capital Income.
(q)	Effective October 26, 2012, Oppenheimer High Income was merged into Oppenheimer Global Strategic Income.
(r)	This sub-account is unavailable in contracts issued on or after January 19, 2008.
(s)	Commencement of public offering was May 1, 2006.
(t)	Effective on or about April 29, 2016, known as Oppenheimer Government Money.

53

PART B

INFORMATION REQUIRED IN A

STATEMENT OF ADDITIONAL INFORMATION

PANORAMA PREMIER

C.M. LIFE INSURANCE COMPANY

(Depositor)

C.M. MULTI-ACCOUNT A

(Registrant)

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2016

This is not a prospectus. This Statement of Additional Information should be read in conjunction with the prospectus dated May 1, 2016, for the individual variable deferred annuity contracts with flexible purchase payments which are referred to herein.

For a copy of the prospectus call (800) 272-2216 or write to: MassMutual Financial Group, Document Management Services – Annuities W360, P.O. Box 9067, Springfield, MA 01102-9067.

Panorama Premier

Statement of Additional Information

ASSIGNMENT OF CONTRACT

The Company will not be charged with notice of any assignment of a contract or of the interest of any beneficiary or of any other person unless the assignment is in writing and the Company receives the original or a true copy thereof in good order at our Service Center. The Company assumes no responsibility for the validity of any assignment.

For qualified contracts, the following exceptions and provisions should be noted:

1)  No person entitled to receive annuity payments under a contract or part or all of the contract’s value will be permitted to commute, anticipate, encumber, alienate or assign such amounts, except upon the written authority of the contract owner given during the annuitant’s lifetime and received in good order by the Company at our Service Center. To the extent permitted by law, no contract nor any proceeds or interest payable thereunder will be subject to the annuitant’s or any other person’s debts, contracts or engagements, nor to any levy or attachment for payment thereof;

2)  If an assignment of a contract is in effect on the maturity date, the Company reserves the right to pay to the assignee in one sum the amount of the contract’s maturity value to which he is entitled, and to pay any balance of such value in one sum to the contract owner, regardless of any payment options which the contract owner may have elected. Moreover, if an assignment of a contract is in effect at the death of the annuitant prior to the maturity date, the Company will pay to the assignee in one sum, the death benefit amount which corresponds to the death benefit choice in effect at the time of the annuitant’s death. Any balance of such value will be paid to the beneficiary in one sum or applied under one or more of the payment options elected.

3)  Contracts used in connection with a tax-qualified retirement plan must be endorsed to provide that they may not be sold, assigned or pledged for any purpose unless they are owned by the trustee of a trust described in Section 401(a) or by the administrator of an annuity plan described under Section 403(a) of the Internal Revenue Code of 1986, as amended (IRC); and

4)  Contracts issued under a plan for an Individual Retirement Annuity pursuant to IRC Section 408 must be endorsed to provide that they are non-transferable. Such contracts may not be sold, assigned, discounted, or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose by the Annuitant to any person or party other than the Company, except to a former spouse of the annuitant in accordance with the terms of a divorce decree or other written instrument incident to a divorce.

Assignments may be subject to federal income tax.

Panorama Premier

Statement of Additional Information

DISTRIBUTION AND ADMINISTRATION

The contracts are no longer for sale to the public. While the contracts were offered for sale, they were sold by both registered representatives of MML Investors Services, LLC (MMLIS), a subsidiary of MassMutual, and by registered representatives of other broker-dealers who entered into distribution agreements with MML Distributors, LLC (MML Distributors), a subsidiary of MassMutual. Pursuant to separate underwriting agreements with the Company, on its own behalf and on behalf of the Separate Account, MMLIS serves as principal underwriter of the contracts sold by its registered representatives, and prior to April 1, 2014, MML Distributors served as principal underwriter of the contracts sold by registered representatives of other broker-dealers who entered into distribution agreements (Distribution Agreements) with MML Distributors. Effective April 1, 2014, MML Strategic Distributors, LLC (MSD) replaced MML Distributors in all such Distribution Agreements for these contracts.

MMLIS and MSD are located at 1295 State Street, Springfield, MA 01111-0001. MML Distributors is located at 100 Bright Meadow Boulevard, Enfield, CT 06082-1981. MMLIS, MML Distributors and MSD are registered with the SEC as broker-dealers under the Securities and Exchange Act of 1934 and are members of the Financial Industry Regulatory Authority (FINRA).

During the last three years, MMLIS, MML Distributors (for contracts issued before April 1, 2014) and MSD were paid the compensation amounts shown below for their actions as principal underwriters for the contracts described in the prospectus.

Year	MMLIS	MML Distributors	MSD
2015	$205,952	N/A	$41,165
2014	$190,776	$100,877	$19,811
2013	$180,804	$25,545	N/A

Commissions for sales of the contracts by MMLIS registered representatives are paid by MassMutual on behalf of MMLIS to its registered representatives. Commissions for sales of the contracts by registered representatives of other broker-dealers are paid by MassMutual on behalf of MSD to those broker-dealers.

During the last three years, commissions, as described in the prospectus, were paid by MassMutual through MMLIS, MML Distributors (for contracts issued before April 1, 2014) and MSD as shown below.

Year	MMLIS	MML Distributors	MSD
2015	$2,105,350	N/A	$364,453
2014	$2,036,267	$89,947	$257,996
2013	$2,023,014	$304,670	N/A

We no longer offer this contract for sale to the public. However, contract owners may continue to make purchase payments to existing contracts subject to certain restrictions.

The offering is on a continuous basis.

Under an administration agreement with the separate account, MassMutual has agreed to provide and assume: (1) all services and expenses required for the administration of contracts with assets held by the separate account; and (2) all services and expenses required for the administration of the separate account. C.M. Life compensated MassMutual for providing these administrative services as shown below.

2015	2014	2013
$8,786,343	$9,455,771	$9,839,556

Panorama Premier

Statement of Additional Information

ACCUMULATION UNITS AND UNIT VALUE

During the accumulation phase, accumulation units shall be used to account for all amounts allocated to or withdrawn from the sub-accounts of the separate account as a result of purchase payments, withdrawals, transfers, or fees and charges. The Company will determine the number of accumulation units of a sub-account purchased or canceled. This will be done by dividing the amount allocated to (or the amount withdrawn from) the sub-account by the dollar value of one accumulation unit of the sub-account as of the end of the business day during which the transaction is received in good order at our Service Center.

The accumulation unit value for each sub-account was arbitrarily set initially at $10. Subsequent accumulation unit values for each sub-account are determined for each day in which the New York Stock Exchange is open for business (business day) by multiplying the accumulation unit value for the immediately preceding business day by the net investment factor for the sub-account for the current business day.

The net investment factor for each sub-account is determined by dividing A by B and subtracting C where:

A is (i) the net asset value per share of the funding vehicle or portfolio of a funding vehicle held by the sub-account for the current business day; plus (ii) any dividend per share declared on behalf of such funding vehicle or portfolio of a funding vehicle that has an ex-dividend date within the current business day; less (iii) the cumulative charge or credit for taxes reserved which is determined by the Company to have resulted from the operation or maintenance of the sub-account.

B is the net asset value per share of the funding vehicle or portfolio held by the sub-account for the immediately preceding business day, minus the cumulative charge or credit for taxes reserved which is determined by C.M. Life to have resulted from the operation or maintenance of the sub-account as of the immediately preceding business day.

C is the cumulative charge since the immediately preceding business day for the insurance charges.

The accumulation unit value may increase or decrease from business day to business day.

TRANSFERS DURING THE INCOME PHASE

Transfers of annuity reserves between sub-accounts will be made by converting the number of annuity units attributable to the annuity reserves being transferred to the number of annuity units of the sub-account to which the transfer is made, so that the next annuity payment if it were made at that time would be the same amount that it would have been without the transfer. Thereafter, annuity payments will reflect changes in the value of the new annuity units.

The amount transferred to the general account from a sub-account will be based on the annuity reserves for the contract owner in that sub-account. Transfers to the general account will be made by converting the annuity units being transferred to purchase fixed annuity payments under the annuity option in effect and based on the age of the annuitant at the time of the transfer.

See the “Transfers and Transfer Programs – Transfers During the Income Phase” section in the prospectus for more information about transfers during the income phase.

Panorama Premier

Statement of Additional Information

4

PAYMENT OF DEATH BENEFIT

The Company will require due proof of death before any death benefit is paid. Due proof of death will be:

1)  a certified death certificate;

2)  a certified decree of a court of competent jurisdiction as to the finding of death; or

3)  any other proof satisfactory to the Company.

All death benefits will be paid in accordance with applicable law or regulations governing death benefit payments.

The beneficiary designation in effect on the date we issue the contract will remain in effect until changed. Unless the contract owner provides otherwise, the death benefit will be paid in equal shares to the beneficiary(ies) as follows:

1)  to the primary beneficiary(ies) who survive the contract owner’s and/or the annuitant’s death, as applicable; or

2)  if there is no primary beneficiary who survives the contract owner’s death and/or any annuitant’s death, as applicable, to the contingent beneficiary(ies) who survive the contract owner’s and/or the annuitant’s death, as applicable; or

3)  if there is no primary or contingent beneficiary who survives the contract owner’s death and/or any annuitant’s death, as applicable, to the contract owner or the contract owner’s estate.

You may name an irrevocable beneficiary(ies). In that case, a change of beneficiary requires the consent of any irrevocable beneficiary. If an irrevocable beneficiary is named, the contract owner retains all other contractual rights.

See the “Death Benefit” section in the prospectus for more information on death benefits.

ANNUITY PAYMENTS

A variable annuity payment is an annuity with payments which; 1) are not predetermined as to dollar amount; and 2) will vary in amount with the net investment results of the applicable sub-accounts of the separate account. Annuity payments also depend upon the age of the annuitant and any joint annuitant and the assumed interest factor utilized and may vary by gender of the annuitant and any joint annuitant. The annuity table used will depend upon the annuity option chosen. The dollar amount of annuity payments after the first is determined as follows:

1)  The dollar amount of the first annuity payment is divided by the value of an annuity unit as of the annuity date. This establishes the number of annuity units for each annuity payment. The number of annuity units will remain the same for the life of the contract unless you transfer among investment choices during the income phase or if you elected an annuity option with reduced payments to the survivor and the reduced payments to a survivor commence.

2)  For each sub-account, the fixed number of annuity units is multiplied by the annuity unit value on each subsequent annuity payment date.

3)  The total dollar amount of each variable annuity payment is the sum of all sub-account variable annuity payments.

The number of annuity units is determined as follows:

1)  The number of annuity units credited in each sub-account will be determined by dividing the product of the portion of the contract value to be applied to the sub-account and the annuity purchase rate by the value of one annuity unit in that sub-account on the annuity date. The purchase rates are set forth in the variable annuity rate tables in the contract.

Panorama Premier

Statement of Additional Information

5

2)  For each sub-account, the amount of each annuity payment equals the product of the annuitant’s number of annuity units and the annuity unit value on the payment date. The amount of each payment may vary.

The value of any annuity unit for each sub-account of the separate account was arbitrarily set initially at $10. The sub-account annuity unit value at the end of any subsequent valuation period is determined as follows:

1)  The net investment factor for the current business day is multiplied by the value of the annuity unit for the sub-account for the immediately preceding business day.

2)  The result in (1) is then divided by an assumed investment rate factor. The assumed investment rate factor equals 1.00 plus the assumed investment rate for the number of days since the preceding business day. The assumed investment rate is based on an effective annual rate of 4%.

The value of an annuity unit may increase or decrease from business day to business day. See “The Income Phase” section in the prospectus for more information.

EXPERTS

The financial statements of C.M. Multi-Account A as of December 31, 2015 and for each of the years or periods in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended and the statutory financial statements of C.M. Life Insurance Company (the Company) as of December 31, 2015 and 2014, and for the three-year period ended December 31, 2015, included in this Statement of Additional Information, have been included herein in reliance upon the reports of KPMG LLP, an independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing. The KPMG LLP audit report dated February 19, 2016 states that the Company prepared the financial statements of C.M. Life Insurance Company using statutory accounting practices prescribed or permitted by the State of Connecticut Insurance Department (statutory accounting practices), which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the KPMG LLP audit report states that the financial statements are not intended to be and, therefore, are not presented fairly in accordance with U.S. generally accepted accounting principles and further states that those statements are presented fairly, in all material respects, in accordance with statutory accounting practices. The principal business address of KPMG LLP is One Financial Plaza, 755 Main Street, Hartford, Connecticut 06103.

Panorama Premier

Statement of Additional Information

6

Report of Independent Registered Public Accounting Firm

The Board of Directors of C. M. Life Insurance Company and

Contract Owners of C. M. Multi-Account A:

We have audited the accompanying statement of assets and liabilities of C. M. Multi-Account A (comprised of the sub-accounts listed in Note 2) (collectively, “the Separate Account”) as of December 31, 2015, the related statements of operations and changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the underlying mutual funds or their transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of C. M. Multi-Account A as of December 31, 2015, and the results of its operations and changes in its net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/    KPMG LLP

Hartford, CT

March 3, 2016

LA2053	F-1

C.M. Multi-Account A

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

	Fidelity® VIP Contrafund® Sub-Account	Invesco V.I. Diversified Dividend Sub-Account	Invesco V.I. Global Health Care Sub-Account	Invesco V.I. Technology Sub-Account	MML Aggressive Allocation Sub-Account	MML Balanced Allocation Sub-Account	MML Blend Sub-Account	MML Blue Chip Growth Sub-Account	MML Conservative Allocation Sub-Account	MML Core Allocation Sub-Account	MML Equity Sub-Account	MML Equity Income Sub-Account

ASSETS
Investments
Number of shares	2,876,292	132,885	391,725	238,768	1,851,337	2,202,738	3,123,354	1,461,066	2,115,073	487,650	1,307,419	1,819,784

Identified cost	$78,803,292	$2,371,808	$8,352,070	$3,971,125	$20,021,149	$23,804,086	$58,038,683	$19,803,100	$22,848,588	$5,601,746	$30,144,625	$18,652,494

Value	$97,563,820	$3,092,233	$12,437,255	$4,495,994	$18,698,507	$22,137,512	$69,409,215	$23,070,230	$20,791,164	$5,890,807	$35,406,073	$20,545,366
Dividends receivable	-	-	-	-	-	-	-	-	-	-	-	-
Receivable from C.M. Life Insurance Company	-	349	3,040	1,573	36,029	1,873	21,094	3,006	1,718	4,619	10,176	1,538

Total assets	97,563,820	3,092,582	12,440,295	4,497,567	18,734,536	22,139,385	69,430,309	23,073,236	20,792,882	5,895,426	35,416,249	20,546,904

LIABILITIES
Annuitant mortality fluctuation reserve	3,345	68	204	145	-	-	5,275	376	-	-	5,559	-
Payable to C.M. Life Insurance Company	1,826	-	-	-	-	-	-	-	-	-	-	-

Total liabilities	5,171	68	204	145	-	-	5,275	376	-	-	5,559	-

NET ASSETS	$97,558,649	$3,092,514	$12,440,091	$4,497,422	$18,734,536	$22,139,385	$69,425,034	$23,072,860	$20,792,882	$5,895,426	$35,410,690	$20,546,904

Net Assets:
Accumulation units – value	$97,432,357	$3,090,246	$12,433,286	$4,492,572	$18,734,536	$22,094,583	$69,242,150	$23,060,327	$20,765,048	$5,895,426	$35,225,400	$20,546,904
Contracts in payout (annuitization) period	126,292	2,268	6,805	4,850	-	44,802	182,884	12,533	27,834	-	185,290	-

Net assets	$97,558,649	$3,092,514	$12,440,091	$4,497,422	$18,734,536	$22,139,385	$69,425,034	$23,072,860	$20,792,882	$5,895,426	$35,410,690	$20,546,904

Outstanding units
Contract owners	3,760,878	303,157	524,071	941,519	1,268,155	1,617,612	3,997,772	809,762	1,530,928	338,043	2,430,415	956,478

UNIT VALUE
Panorama Premier	$32.07	$10.52	$24.73	$4.80	$14.54	$13.52	$16.40	$28.10	$13.44	$-	$13.12	$21.11
Panorama Passage®
Tier 1	24.10	10.38	24.38	4.74	14.44	13.42	17.41	27.78	13.34	-	14.61	20.87
Tier 2	23.61	10.17	23.89	4.64	14.26	13.25	17.06	27.22	13.18	-	14.32	20.45
Tier 3	25.10	10.79	25.36	4.93	14.73	13.69	18.13	28.67	13.61	-	15.22	21.54
Tier 4	24.28	10.44	24.54	4.77	14.43	13.41	17.54	27.74	13.33	-	14.72	20.84
MassMutual Artistry	21.53	9.47	22.07	4.68	14.80	13.76	17.92	28.89	13.68	17.44	15.52	21.71

See Notes to Financial Statements.

C.M. Multi-Account A

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2015

	MML Equity Index Sub-Account	MML Focused Equity Sub-Account	MML Foreign Sub-Account	MML Fundamental Growth Sub-Account	MML Fundamental Value Sub-Account	MML Global Sub-Account	MML Growth Sub-Account	MML Growth & Income Sub-Account	MML Growth Allocation Sub-Account	MML High Yield Sub-Account	MML Income & Growth Sub-Account	Inflation-Protected and Income Sub-Account

ASSETS
Investments
Number of shares	722,108	56,802	1,256,550	12,179	48,441	1,067,184	179,771	2,367,448	4,517,800	283,314	2,368,745	1,504,316

Identified cost	$12,980,072	$799,665	$12,151,241	$162,259	$716,174	$10,435,922	$2,212,617	$22,018,525	$46,957,324	$3,000,069	$22,989,548	$16,690,184

Value	$17,879,398	$685,032	$11,924,656	$151,140	$680,602	$12,731,503	$2,612,068	$31,202,962	$43,777,480	$2,589,488	$26,885,258	$14,907,772
Dividends receivable	-	-	-	-	-	-	-	-	-	-	-	-
Receivable from C.M. Life Insurance Company	2,297	26	1,704	5,892	445	994	3,051	1,037	18,929	1,821	330	-

Total assets	17,881,695	685,058	11,926,360	157,032	681,047	12,732,497	2,615,119	31,203,999	43,796,409	2,591,309	26,885,588	14,907,772

LIABILITIES
Annuitant mortality fluctuation reserve	1,125	-	2,153	-	-	575	-	1,460	-	-	1,049	1,566
Payable to C.M. Life Insurance Company	-	-	-	-	-	-	-	-	-	-	-	11,670

Total liabilities	1,125	-	2,153	-	-	575	-	1,460	-	-	1,049	13,236

NET ASSETS	$17,880,570	$685,058	$11,924,207	$157,032	$681,047	$12,731,922	$2,615,119	$31,202,539	$43,796,409	$2,591,309	$26,884,539	$14,894,536

Net Assets:
Accumulation units – value	$17,843,078	$685,058	$11,852,448	$157,032	$681,047	$12,708,584	$2,615,119	$31,135,883	$43,796,409	$2,591,309	$26,849,581	$14,842,330
Contracts in payout (annuitization) period	37,492	-	71,759	-	-	23,338	-	66,656	-	-	34,958	52,206

Net assets	$17,880,570	$685,058	$11,924,207	$157,032	$681,047	$12,731,922	$2,615,119	$31,202,539	$43,796,409	$2,591,309	$26,884,539	$14,894,536

Outstanding units
Contract owners	1,161,343	49,281	931,453	10,906	49,236	1,140,447	110,713	1,527,989	3,038,614	192,542	1,659,931	1,117,936

UNIT VALUE
Panorama Premier	$15.27	$13.84	$13.11	$14.34	$13.74	$11.85	$-	$20.10	$14.18	$13.37	$18.76	$13.14
Panorama Passage®
Tier 1	15.91	13.79	13.25	14.29	13.70	11.52	-	19.87	14.08	13.30	14.50	12.99
Tier 2	15.59	13.71	12.99	14.21	13.62	11.29	-	19.47	13.90	13.18	14.21	12.73
Tier 3	16.57	13.92	13.80	14.42	13.83	12.00	-	20.51	14.36	13.49	15.10	13.41
Tier 4	16.03	13.79	13.35	14.28	13.69	11.61	-	19.84	14.07	13.30	14.61	12.97
MassMutual Artistry	14.38	13.95	12.27	14.45	13.86	8.42	23.62	20.67	14.43	13.54	13.57	13.51

See Notes to Financial Statements.

C.M. Multi-Account A

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2015

	MML International Sub-Account	MML International Equity Sub-Account	MML Large Cap Growth Sub-Account	MML Managed Bond Sub-Account	MML Managed Bond Sub-Account	MML Managed Volatility Sub-Account	MML Mid Cap Growth Sub-Account	MML Mid Cap Value Sub-Account	MML Moderate Allocation Sub-Account	MML Money Market Sub-Account	MML Short-Duration Bond Sub-Account	MML Small Cap Equity Sub-Account

				(Initial Class)	(Service Class)
ASSETS
Investments
Number of shares	149,263	3,376	1,459,006	2,791,502	224,654	1,004,898	5,524,094	4,992,499	5,207,382	31,699,727	293,146	2,475,977

Identified cost	$1,500,635	$31,903	$16,110,489	$35,660,269	$2,920,500	$11,965,846	$69,109,841	$53,717,978	$56,763,103	$31,668,232	$2,915,231	$20,657,593

Value	$1,437,402	$29,639	$17,070,365	$34,369,272	$2,760,963	$14,341,154	$85,623,458	$53,619,434	$55,510,691	$31,665,776	$2,840,581	$20,464,434
Dividends receivable	-	-	-	-	-	-	-	-	-	-	-	-
Receivable from C.M. Life Insurance Company	281	22	-	3,282	-	639	16,752	-	23,693	-	3,136	2,077

Total assets	1,437,683	29,661	17,070,365	34,372,554	2,760,963	14,341,793	85,640,210	53,619,434	55,534,384	31,665,776	2,843,717	20,466,511

LIABILITIES
Annuitant mortality fluctuation reserve	-	-	5,083	-	-	4,630	7,443	10,014	-	6,969	-	472
Payable to C.M. Life Insurance Company	-	-	650	-	104	-	-	196	-	2,441	-	-

Total liabilities	-	-	5,733	-	104	4,630	7,443	10,210	-	9,410	-	472

NET ASSETS	$1,437,683	$29,661	$17,064,632	$34,372,554	$2,760,859	$14,337,163	$85,632,767	$53,609,224	$55,534,384	$31,656,366	$2,843,717	$20,466,039

Net Assets:
Accumulation units – value	$1,437,683	$29,661	$16,850,223	$34,372,554	$2,760,859	$14,137,774	$85,384,653	$53,275,437	$55,447,717	$31,424,079	$2,843,717	$20,450,294
Contracts in payout (annuitization) period	-	-	214,409	-	-	199,389	248,114	333,787	86,667	232,287	-	15,745

Net assets	$1,437,683	$29,661	$17,064,632	$34,372,554	$2,760,859	$14,337,163	$85,632,767	$53,609,224	$55,534,384	$31,656,366	$2,843,717	$20,466,039

Outstanding units
Contract owners	94,847	3,457	1,347,339	1,849,581	225,621	1,028,682	2,080,312	1,622,728	3,950,939	3,438,830	273,140	816,603

UNIT VALUE
Panorama Premier	$-	$-	$13.35	$-	$12.24	$13.72	$51.83	$30.86	$13.86	$9.12	$10.34	$26.99
Panorama Passage®
Tier 1	-	-	13.52	18.35	-	13.53	38.55	32.82	13.77	9.06	10.29	24.41
Tier 2	-	-	13.25	17.98	-	13.26	37.78	32.16	13.59	8.94	10.20	23.92
Tier 3	-	-	14.08	19.11	-	14.07	40.15	34.18	14.04	9.24	10.44	25.42
Tier 4	-	-	13.62	18.49	-	13.61	38.85	33.07	13.76	9.05	10.29	24.60
MassMutual Artistry	15.16	8.58	10.88	18.32	-	14.08	30.70	34.59	14.11	9.28	10.47	23.26

See Notes to Financial Statements.

C.M. Multi-Account A

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2015

	MML Small Cap Growth Equity Sub-Account	MML Small Company Value Sub-Account	MML Small/Mid Cap Value Sub-Account	MML Strategic Emerging Markets Sub-Account	MML Total Return Bond Sub-Account	Oppenheimer Capital Appreciation Sub-Account	Oppenheimer Conservative Balanced Sub-Account	Oppenheimer Core Bond Sub-Account	Oppenheimer Discovery Mid Cap Growth Sub-Account	Oppenheimer Global Sub-Account	Oppenheimer Global Multi- Alternatives Sub-Account	Oppenheimer Global Strategic Income Sub-Account

ASSETS
Investments
Number of shares	922,510	54,267	1,158,649	100,672	140,587	851,889	1,187,135	1,080,801	397,866	2,351,071	3,584	9,997,028

Identified cost	$14,956,925	$998,583	$10,985,532	$994,142	$1,472,938	$36,565,686	$14,593,513	$9,659,213	$19,445,936	$73,111,102	$37,811	$53,153,057

Value	$12,461,194	$791,211	$13,139,085	$823,493	$1,421,332	$47,271,322	$17,165,977	$8,332,979	$30,576,036	$89,340,717	$34,588	$48,785,498
Dividends receivable	-	-	-	-	-	-	-	-	-	-	-	-
Receivable from C.M. Life Insurance Company	-	518	9,756	-	789	10,719	-	-	-	-	-	-

Total assets	12,461,194	791,729	13,148,841	823,493	1,422,121	47,282,041	17,165,977	8,332,979	30,576,036	89,340,717	34,588	48,785,498

LIABILITIES
Annuitant mortality fluctuation reserve	2,440	-	84	-	-	7,225	3,841	7,027	2,820	8,526	-	6,151
Payable to C.M. Life Insurance Company	121	-	-	42	-	-	665	506	718	1,212	13	34,203

Total liabilities	2,561	-	84	42	-	7,225	4,506	7,533	3,538	9,738	13	40,354

NET ASSETS	$12,458,633	$791,729	$13,148,757	$823,451	$1,422,121	$47,274,816	$17,161,471	$8,325,446	$30,572,498	$89,330,979	$34,575	$48,745,144

Net Assets:
Accumulation units – value	$12,377,311	$791,729	$13,145,941	$823,451	$1,422,121	$47,033,991	$17,033,423	$8,091,210	$30,478,490	$89,036,045	$34,575	$48,540,111
Contracts in payout (annuitization) period	81,322	-	2,816	-	-	240,825	128,048	234,236	94,008	294,934	-	205,033

Net assets	$12,458,633	$791,729	$13,148,757	$823,451	$1,422,121	$47,274,816	$17,161,471	$8,325,446	$30,572,498	$89,330,979	$34,575	$48,745,144

Outstanding units
Contract owners	575,491	38,850	499,238	74,450	138,282	3,033,101	1,290,912	600,440	2,812,469	3,845,545	3,667	2,456,626

UNIT VALUE
Panorama Premier	$27.36	$-	$25.85	$-	$10.22	$17.60	$13.24	$13.87	$14.65	$27.78	$-	$19.89
Panorama Passage®
Tier 1	24.26	-	25.56	-	10.19	17.65	13.06	-	14.49	27.48	-	19.50
Tier 2	23.77	-	25.05	-	10.13	17.30	12.80	-	14.19	26.93	-	19.11
Tier 3	25.27	-	26.38	-	10.28	18.38	13.58	-	15.09	28.62	-	20.31
Tier 4	24.45	-	25.53	-	10.19	17.79	13.14	-	14.60	27.69	-	19.65
MassMutual Artistry	17.11	20.38	26.58	11.06	10.31	12.82	13.27	-	8.05	19.09	9.43	19.62

See Notes to Financial Statements.

C.M. Multi-Account A

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2015

	Oppenheimer International Growth Sub-Account	Oppenheimer Main Street Sub-Account	Oppenheimer Money Sub-Account	PIMCO Commodity- RealReturn® Strategy Sub-Account	VY Clarion Global Real Estate Sub-Account

ASSETS
Investments
Number of shares	11,476,273	1,727,162	10,518,662	219,928	232,499

Identified cost	$22,009,345	$40,758,580	$10,518,662	$2,999,669	$2,609,957

Value	$25,247,801	$50,502,207	$10,518,662	$1,537,297	$2,722,559
Dividends receivable	-	-	34	-	-
Receivable from C.M. Life Insurance Company	96	-	-	-	17,473

Total assets	25,247,897	50,502,207	10,518,696	1,537,297	2,740,032

LIABILITIES
Annuitant mortality fluctuation reserve	2,233	2,371	223	-	-
Payable to C.M. Life Insurance Company	-	10,337	6,263	403	-

Total liabilities	2,233	12,708	6,486	403	-

NET ASSETS	$25,245,664	$50,489,499	$10,512,210	$1,536,894	$2,740,032

Net Assets:
Accumulation units – value	$25,171,221	$50,410,466	$10,504,783	$1,536,894	$2,740,032
Contracts in payout (annuitization) period	74,443	79,033	7,427	-	-

Net assets	$25,245,664	$50,489,499	$10,512,210	$1,536,894	$2,740,032

Outstanding units
Contract owners	1,238,909	3,117,294	925,890	299,974	196,168

UNIT VALUE
Panorama Premier	$30.28	$16.30	$12.26	$5.06	$13.82
Panorama Passage®
Tier 1	19.55	16.63	10.57	5.01	13.70
Tier 2	19.16	16.30	10.35	4.94	13.49
Tier 3	20.36	17.32	11.00	5.14	14.03
Tier 4	19.70	16.76	10.65	5.01	13.68
MassMutual Artistry	14.38	15.05	10.68	5.17	14.11

See Notes to Financial Statements.

C.M. Multi-Account A

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

For The Year Ended December 31, 2015

	Fidelity® VIP Contrafund® Sub-Account	Invesco V.I. Diversified Dividend Sub-Account	Invesco V.I. Global Health Care Sub-Account	Invesco V.I. Technology Sub-Account	MML Aggressive Allocation Sub-Account	MML Balanced Allocation Sub-Account	MML Blend Sub-Account	MML Blue Chip Growth Sub-Account	MML Conservative Allocation Sub-Account	MML Core Allocation Sub-Account	MML Equity Sub-Account	MML Equity Income Sub-Account

Investment income
Dividends	$1,046,501	$53,824	$-	$-	$386,326	$624,705	$1,568,306	$-	$618,539	$77,572	$794,574	$420,689

Expenses
Mortality and expense risk fees and administrative charges	1,314,584	39,582	170,488	60,262	224,544	281,020	928,925	289,227	273,215	69,479	479,763	279,661

Net investment income (loss)	(268,083)	14,242	(170,488)	(60,262)	161,782	343,685	639,381	(289,227)	345,324	8,093	314,811	141,028

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	1,862,614	192,848	1,131,308	205,554	418,903	265,655	2,706,147	1,148,487	9,876	184,654	784,702	713,377
Realized gain distribution	9,186,239	-	1,147,596	459,210	2,213,174	1,640,857	5,600,519	3,674,217	1,478,687	143,980	1,735,479	2,219,981

Realized gain (loss)	11,048,853	192,848	2,278,904	664,764	2,632,077	1,906,512	8,306,666	4,822,704	1,488,563	328,634	2,520,181	2,933,358

Change in net unrealized appreciation/depreciation of investments	(11,330,756)	(180,975)	(1,884,024)	(365,047)	(3,208,676)	(2,599,195)	(9,797,698)	(2,440,090)	(2,175,964)	(469,251)	(4,584,106)	(4,945,696)

Net gain (loss) on investments	(281,903)	11,873	394,880	299,717	(576,599)	(692,683)	(1,491,032)	2,382,614	(687,401)	(140,617)	(2,063,925)	(2,012,338)

Net increase (decrease) in net assets resulting from operations	(549,986)	26,115	224,392	239,455	(414,817)	(348,998)	(851,651)	2,093,387	(342,077)	(132,524)	(1,749,114)	(1,871,310)

Capital transactions:
Transfer of net premiums	2,667,876	208,184	423,858	141,241	2,418,141	2,119,070	1,351,504	805,128	1,549,865	952,512	814,312	572,604
Transfers due to death benefits	(691,460)	(57,846)	(176,902)	(6,141)	(270,931)	(351,077)	(1,547,211)	(215,784)	(119,370)	-	(331,637)	(156,932)
Transfers due to annuity benefit payments	(16,784)	(350)	(1,325)	(1,807)	-	(3,804)	(20,927)	(1,740)	(2,448)	-	(15,692)	-
Transfers due to withdrawal of funds	(7,255,814)	(233,425)	(1,016,671)	(484,752)	(734,274)	(1,709,806)	(6,536,135)	(1,388,387)	(2,708,515)	(530,609)	(2,990,870)	(1,908,356)
Transfers due to loans, net of repayments	37,499	829	(9,021)	(639)	(59,181)	38,233	22,816	25,309	5,845	(25,402)	33,124	9,780
Transfers due to rider and contingent deferred sales charges	(7,327)	(275)	(830)	(336)	(540)	(500)	(4,207)	(1,295)	(529)	-	(1,471)	(1,280)
Transfers due to net charge (credit) to annuitant mortality fluctuation	3,205	171	(398)	(111)	-	3,796	3,875	213	3,064	-	4,225	-
Transfers between Sub-Accounts and to/from Fixed Account	(1,392,353)	178,012	372,849	(43,491)	(155,301)	(413,966)	(91,283)	58,811	837,615	(175,281)	(972,318)	(155,415)

Net increase (decrease) in net assets resulting from capital transactions	(6,655,158)	95,300	(408,440)	(396,036)	1,197,914	(318,054)	(6,821,568)	(717,745)	(434,473)	221,220	(3,460,327)	(1,639,599)

Total increase (decrease)	(7,205,144)	121,415	(184,048)	(156,581)	783,097	(667,052)	(7,673,219)	1,375,642	(776,550)	88,696	(5,209,441)	(3,510,909)

NET ASSETS, at beginning of the year	104,763,793	2,971,099	12,624,139	4,654,003	17,951,439	22,806,437	77,098,253	21,697,218	21,569,432	5,806,730	40,620,131	24,057,813

NET ASSETS, at end of the year	$97,558,649	$3,092,514	$12,440,091	$4,497,422	$18,734,536	$22,139,385	$69,425,034	$23,072,860	$20,792,882	$5,895,426	$35,410,690	$20,546,904

See Notes to Financial Statements.

C.M. Multi-Account A

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2015

	MML Equity Index Sub-Account	MML Focused Equity Sub-Account	MML Foreign Sub-Account	MML Fundamental Growth Sub-Account	MML Fundamental Value Sub-Account	MML Global Sub-Account	MML Growth Sub-Account	MML Growth & Income Sub-Account	MML Growth Allocation Sub-Account	MML High Yield Sub-Account	MML Income & Growth Sub-Account	MML Inflation- Protected and Income Sub-Account

Investment income
Dividends	$274,262	$11,839	$380,451	$962	$7,273	$156,310	$17,042	$388,391	$1,039,989	$176,811	$535,241	$179,661

Expenses
Mortality and expense risk fees and administrative charges	241,508	9,227	169,819	1,590	7,382	181,552	29,417	415,029	509,917	35,108	368,601	203,624

Net investment income (loss)	32,754	2,612	210,632	(628)	(109)	(25,242)	(12,375)	(26,638)	530,072	141,703	166,640	(23,963)

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	854,045	15,461	(105,429)	(723)	(2,753)	414,716	96,244	1,101,515	516,389	(52,673)	805,844	(119,506)
Realized gain distribution	409,851	96,302	-	25,874	45,775	567,802	148,433	-	4,628,418	16,379	1,747,487	-

Realized gain (loss)	1,263,896	111,763	(105,429)	25,151	43,022	982,518	244,677	1,101,515	5,144,807	(36,294)	2,553,331	(119,506)

Change in net unrealized appreciation/depreciation of investments	(1,366,753)	(194,910)	(763,336)	(21,561)	(67,502)	(1,292,566)	(111,235)	(1,324,809)	(6,529,581)	(169,435)	(3,144,926)	(278,986)

Net gain (loss) on investments	(102,857)	(83,147)	(868,765)	3,590	(24,480)	(310,048)	133,442	(223,294)	(1,384,774)	(205,729)	(591,595)	(398,492)

Net increase (decrease) in net assets resulting from operations	(70,103)	(80,535)	(658,133)	2,962	(24,589)	(335,290)	121,067	(249,932)	(854,702)	(64,026)	(424,955)	(422,455)

Capital transactions:
Transfer of net premiums	438,377	24,166	299,184	42,268	37,297	279,800	287,854	674,563	5,763,034	164,901	538,397	425,746
Transfers due to death benefits	(153,628)	-	(96,459)	-	(4,842)	(135,077)	-	(383,197)	(89,482)	(221,214)	(447,032)	(278,362)
Transfers due to annuity benefit payments	(3,984)	-	(6,803)	-	-	(3,121)	-	(6,894)	-	-	(4,416)	(4,904)
Transfers due to withdrawal of funds	(1,124,625)	(42,776)	(1,191,227)	(27,914)	(52,201)	(978,819)	(207,823)	(2,757,978)	(1,983,763)	(244,346)	(2,926,645)	(1,472,876)
Transfers due to loans, net of repayments	(1,852)	(730)	5,318	-	331	4,560	(18,779)	16,456	(85,711)	(1,311)	9,440	5,106
Transfers due to rider and contingent deferred sales charges	(410)	(79)	(1,033)	(4)	(4)	(868)	-	(2,313)	(328)	(178)	(1,920)	(961)
Transfers due to net charge (credit) to annuitant mortality fluctuation	1,470	-	3,599	-	-	1,418	-	6,110	-	-	600	1,772
Transfers between Sub-Accounts and to/from Fixed Account	(551,740)	10,881	(36,825)	55,906	199,799	(164,199)	3,203	(708,475)	537,981	90,624	(369,680)	(456,635)

Net increase (decrease) in net assets resulting from capital transactions	(1,396,392)	(8,538)	(1,024,246)	70,256	180,380	(996,306)	64,455	(3,161,728)	4,141,731	(211,524)	(3,201,256)	(1,781,114)

Total increase (decrease)	(1,466,495)	(89,073)	(1,682,379)	73,218	155,791	(1,331,596)	185,522	(3,411,660)	3,287,029	(275,550)	(3,626,211)	(2,203,569)

NET ASSETS, at beginning of the year	19,347,065	774,131	13,606,586	83,814	525,256	14,063,518	2,429,597	34,614,199	40,509,380	2,866,859	30,510,750	17,098,105

NET ASSETS, at end of the year	$17,880,570	$685,058	$11,924,207	$157,032	$681,047	$12,731,922	$2,615,119	$31,202,539	$43,796,409	$2,591,309	$26,884,539	$14,894,536

See Notes to Financial Statements.

C.M. Multi-Account A

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2015

	MML International Sub-Account	MML International Equity Sub-Account	MML Large Cap Growth Sub-Account	MML Managed Bond Sub-Account	MML Managed Bond Sub-Account	MML Managed Volatility Sub-Account	MML Mid Cap Growth Sub-Account	MML Mid Cap Value Sub-Account	MML Moderate Allocation Sub-Account	MML Money Market Sub-Account	MML Short-Duration Bond Sub-Account	MML Small Cap Equity Sub-Account

				(Initial Class)	(Service Class)
Investment Income
Dividends	$13,205	$57	$-	$1,035,767	$80,716	$265,797	$-	$1,092,493	$1,324,170	$1,690	$57,477	$190,935

Expenses
Mortality and expense risk fees and administrative charges	17,117	342	229,671	449,984	41,753	189,154	1,150,706	728,227	683,892	415,830	34,801	288,208

Net investment income (loss)	(3,912)	(285)	(229,671)	585,783	38,963	76,643	(1,150,706)	364,266	640,278	(414,140)	22,676	(97,273)

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	4,501	(31)	622,589	51,712	(19,943)	311,785	3,604,610	888,240	817,534	(458)	(12,855)	1,023,601
Realized gain distribution	33,069	-	3,523,954	151,381	13,128	-	9,888,330	8,103,979	3,808,815	32	-	3,467,164

Realized gain (loss)	37,570	(31)	4,146,543	203,093	(6,815)	311,785	13,492,940	8,992,219	4,626,349	(426)	(12,855)	4,490,765

Change in net unrealized appreciation/depreciation of investments	(129,054)	(1,737)	(3,233,460)	(1,497,034)	(101,796)	(126,198)	(7,596,931)	(10,907,869)	(6,367,120)	(864)	(28,864)	(5,924,856)

Net gain (loss) on investments	(91,484)	(1,768)	913,083	(1,293,941)	(108,611)	185,587	5,896,009	(1,915,650)	(1,740,771)	(1,290)	(41,719)	(1,434,091)

Net increase (decrease) in net assets resulting from operations	(95,396)	(2,053)	683,412	(708,158)	(69,648)	262,230	4,745,303	(1,551,384)	(1,100,493)	(415,430)	(19,043)	(1,531,364)

Capital transactions:
Transfer of net premiums	139,360	3,411	227,389	1,465,967	46,399	309,423	2,018,900	1,105,698	5,935,536	1,319,199	77,742	421,239
Transfers due to death benefits	-	-	(180,047)	(391,423)	(8,745)	(121,861)	(1,114,100)	(1,056,409)	(639,773)	(199,842)	(224)	(429,945)
Transfers due to annuity benefit payments	-	-	(18,846)	-	-	(16,353)	(27,998)	(28,486)	(6,829)	(22,729)	-	(1,514)
Transfers due to withdrawal of funds	(73,790)	(70)	(1,416,991)	(3,110,545)	(429,082)	(1,235,181)	(6,120,939)	(4,762,768)	(3,084,630)	(5,204,525)	(284,293)	(2,071,392)
Transfers due to loans, net of repayments	(4,210)	-	9,203	32,382	-	3,954	21,989	20,671	(40,971)	29,994	1,535	4,410
Transfers due to rider and contingent deferred sales charges	-	-	(1,422)	(4,493)	(106)	(1,812)	(3,825)	(4,597)	(407)	(1,640)	(100)	(2,228)
Transfers due to net charge (credit) to annuitant mortality fluctuation	-	-	4,177	-	-	3,805	4,433	9,815	4,078	10,279	-	1,260
Transfers between Sub-Accounts and to/from Fixed Account	114,334	13,441	(389,849)	335,281	(41,615)	(522,924)	(1,466,233)	(946,537)	179,451	711,770	479,883	(426,971)

Net increase (decrease) in net assets resulting from capital transactions	175,694	16,782	(1,766,386)	(1,672,831)	(433,149)	(1,580,949)	(6,687,773)	(5,662,613)	2,346,455	(3,357,494)	274,543	(2,505,141)

Total increase (decrease)	80,298	14,729	(1,082,974)	(2,380,989)	(502,797)	(1,318,719)	(1,942,470)	(7,213,997)	1,245,962	(3,772,924)	255,500	(4,036,505)

NET ASSETS, at beginning of the year	1,357,385	14,932	18,147,606	36,753,543	3,263,656	15,655,882	87,575,237	60,823,221	54,288,422	35,429,290	2,588,217	24,502,544

NET ASSETS, at end of the year	$1,437,683	$29,661	$17,064,632	$34,372,554	$2,760,859	$14,337,163	$85,632,767	$53,609,224	$55,534,384	$31,656,366	$2,843,717	$20,466,039

See Notes to Financial Statements.

C.M. Multi-Account A

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2015

	MML Small Cap Growth Equity Sub-Account	MML Small Company Value Sub-Account	MML Small/Mid Cap Value Sub-Account	MML Strategic Emerging Markets Sub-Account	MML Total Return Bond Sub-Account	Oppenheimer Capital Appreciation Sub-Account	Oppenheimer Conservative Balanced Sub-Account	Oppenheimer Core Bond Sub-Account	Oppenheimer Discovery Mid Cap Growth Sub-Account	Oppenheimer Global Sub-Account	Oppenheimer Global Multi- Alternatives Sub-Account	Oppenheimer Global Strategic Income Sub-Account

Investment income
Dividends	$-	$1,131	$103,610	$7,700	$46,212	$46,329	$425,179	$365,158	$-	$1,246,464	$38	$3,174,669

Expenses
Mortality and expense risk fees and administration charges	179,217	9,796	179,677	10,227	17,862	632,546	247,053	120,263	414,942	1,206,901	401	678,764

Net investment income (loss)	(179,217)	(8,665)	(76,067)	(2,527)	28,350	(586,217)	178,126	244,895	(414,942)	39,563	(363)	2,495,905

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(15,781)	(1,038)	432,742	(14,039)	(482)	2,328,866	443,567	(518,574)	2,386,849	2,290,982	(25)	(309,156)
Realized gain distribution	2,719,791	81,149	2,366,903	-	15,959	8,868,397	-	-	2,896,609	6,214,116	-	-

Realized gain (loss)	2,704,010	80,111	2,799,645	(14,039)	15,477	11,197,263	443,567	(518,574)	5,283,458	8,505,098	(25)	(309,156)

Change in net unrealized appreciation/depreciation of investments	(3,361,566)	(128,890)	(3,679,079)	(123,629)	(61,184)	(9,458,436)	(687,784)	249,932	(3,135,695)	(5,828,064)	(1,363)	(3,951,343)

Net gain (loss) on investments	(657,556)	(48,779)	(879,434)	(137,668)	(45,707)	1,738,827	(244,217)	(268,642)	2,147,763	2,677,034	(1,388)	(4,260,499)

Net increase (decrease) in net assets resulting from operations	(836,773)	(57,444)	(955,501)	(140,195)	(17,357)	1,152,610	(66,091)	(23,747)	1,732,821	2,716,597	(1,751)	(1,764,594)

Capital transactions:
Transfer of net premiums	342,173	67,840	513,094	85,158	131,821	919,972	186,410	1	573,268	2,156,387	2,729	1,350,819
Transfers due to death benefits	(108,831)	-	(88,535)	(1,140)	(11,236)	(440,499)	(754,280)	(328,445)	(464,160)	(1,049,042)	-	(575,932)
Transfers due to annuity benefit payments	(11,532)	-	(362)	-	-	(20,572)	(25,647)	(20,810)	(9,204)	(30,289)	-	(19,622)
Transfers due to withdrawal of funds	(1,040,397)	(62,425)	(1,182,571)	(24,486)	(134,296)	(4,045,671)	(1,604,148)	(805,707)	(2,720,046)	(7,398,902)	(141)	(5,505,293)
Transfers due to loans, net of repayments	13,103	145	(10,849)	(1,941)	1,744	20,941	(2,270)	-	49,946	88,352	-	9,974
Transfers due to rider and contingent deferred sales charges	(896)	-	(430)	-	(5)	(3,177)	(1,044)	(921)	(1,540)	(5,380)	-	(4,562)
Transfers due to net charge (credit) to annuitant mortality fluctuation	2,632	-	308	-	-	5,628	8,630	5,083	3,592	8,966	-	6,408
Transfers between Sub-Accounts and to/from Fixed Account	(166,657)	17,107	(447,950)	37,319	(61,329)	(958,514)	(171,198)	(106,741)	(936,856)	(1,469,223)	2,868	(917,383)

Net increase (decrease) in net assets resulting from capital transactions	(970,405)	22,667	(1,217,295)	94,910	(73,301)	(4,521,892)	(2,363,547)	(1,257,540)	(3,505,000)	(7,699,131)	5,456	(5,655,591)

Total increase (decrease)	(1,807,178)	(34,777)	(2,172,796)	(45,285)	(90,658)	(3,369,282)	(2,429,638)	(1,281,287)	(1,772,179)	(4,982,534)	3,705	(7,420,185)

NET ASSETS, at beginning of the year	14,265,811	826,506	15,321,553	868,736	1,512,779	50,644,098	19,591,109	9,606,733	32,344,677	94,313,513	30,870	56,165,329

NET ASSETS, at end of the year	$12,458,633	$791,729	$13,148,757	$823,451	$1,422,121	$47,274,816	$17,161,471	$8,325,446	$30,572,498	$89,330,979	$34,575	$48,745,144

See Notes to Financial Statements.

C.M. Multi-Account A

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2015

	Oppenheimer International Growth Sub-Account	Oppenheimer Main Street Sub-Account	Oppenheimer Money Sub-Account	PIMCO Commodity- RealReturn® Strategy Sub-Account	VY Clarion Global Real Estate Sub-Account

Investment income
Dividends	$311,671	$489,427	$1,184	$88,021	$88,106

Expenses
Mortality and expense risk fees and administration charges	343,860	688,154	144,775	24,767	38,068

Net investment income (loss)	(32,189)	(198,727)	(143,591)	63,254	50,038

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	679,366	2,190,309	-	(409,141)	147,298
Realized gain distribution	1,902,304	7,991,493	-	-	-

Realized gain (loss)	2,581,670	10,181,802	-	(409,141)	147,298

Change in net unrealized appreciation/depreciation of investments	(1,962,255)	(8,930,270)	-	(220,606)	(278,487)

Net gain (loss) on investments	619,415	1,251,532	-	(629,747)	(131,189)

Net increase (decrease) in net assets resulting from operations	587,226	1,052,805	(143,591)	(566,493)	(81,151)

Capital transactions:
Transfer of net premiums	690,382	1,006,927	337,334	97,357	142,253
Transfers due to death benefits	(128,589)	(618,463)	(201,105)	(16,931)	(21,228)
Transfers due to annuity benefit payments	(7,187)	(10,040)	(760)	-	-
Transfers due to withdrawal of funds	(1,967,597)	(4,237,601)	(1,684,970)	(130,801)	(167,654)
Transfers due to loans, net of repayments	656	3,441	22,832	1,465	(331)
Transfers due to rider and contingent deferred sales charges	(1,000)	(2,525)	(1,231)	(26)	(197)
Transfers due to net charge (credit) to annuitant mortality fluctuation	432	1,802	278	-	-
Transfers between Sub-Accounts and to/from Fixed Account	(405,143)	(912,664)	13,395	(155,222)	(356,458)

Net increase (decrease) in net assets resulting from capital transactions	(1,818,046)	(4,769,123)	(1,514,227)	(204,158)	(403,615)

Total increase (decrease)	(1,230,820)	(3,716,318)	(1,657,818)	(770,651)	(484,766)

NET ASSETS, at beginning of the year	26,476,484	54,205,817	12,170,028	2,307,545	3,224,798

NET ASSETS, at end of the year	$25,245,664	$50,489,499	$10,512,210	$1,536,894	$2,740,032

See Notes to Financial Statements.

C.M. Multi-Account A

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

For The Year Ended December 31, 2014

	Fidelity® VIP Contrafund® Sub-Account	Invesco V.I. Diversified Dividend Sub-Account	Invesco V.I. Global Health Care Sub-Account	Invesco V.I. Technology Sub-Account	MML Aggressive Allocation Sub-Account	MML Balanced Allocation Sub-Account	MML Blend Sub-Account	MML Blue Chip Growth Sub-Account	MML China Sub-Account	MML Conservative Allocation Sub-Account	MML Core Allocation Sub-Account	MML Equity Sub-Account

Investment income
Dividends	$974,922	$48,990	$-	$-	$180,047	$471,999	$1,570,361	$-	$-	$544,758	$51,395	$623,774

Expenses
Mortality and expense risk fees and administrative charges	1,325,730	36,448	148,647	59,612	198,436	279,806	956,483	272,400	981	274,973	60,029	504,078

Net investment income (loss)	(350,808)	12,542	(148,647)	(59,612)	(18,389)	192,193	613,878	(272,400)	(981)	269,785	(8,634)	119,696

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	3,397,603	214,055	793,023	272,741	604,637	361,977	2,647,572	1,403,350	(6,756)	245,928	98,200	1,155,697
Realized gain distribution	2,045,425	-	451,604	388,020	1,448,118	1,371,241	769,152	2,134,651	24,197	1,405,758	167,723	-

Realized gain (loss)	5,443,028	214,055	1,244,627	660,761	2,052,755	1,733,218	3,416,724	3,538,001	17,441	1,651,686	265,923	1,155,697

Change in net unrealized appreciation/depreciation of investments	5,267,564	82,931	872,930	(182,108)	(1,271,286)	(1,036,006)	2,916,590	(1,689,248)	(34,556)	(1,125,843)	71,111	2,658,083

Net gain (loss) on investments	10,710,592	296,986	2,117,557	478,653	781,469	697,212	6,333,314	1,848,753	(17,115)	525,843	337,034	3,813,780

Net increase (decrease) in net assets resulting from operations	10,359,784	309,528	1,968,910	419,041	763,080	889,405	6,947,192	1,576,353	(18,096)	795,628	328,400	3,933,476

Capital transactions:
Transfer of net premiums	2,532,423	77,805	282,961	120,397	2,219,201	1,729,653	1,452,722	705,654	6,779	1,361,602	838,302	995,850
Transfers due to death benefits	(619,899)	(23,896)	(87,482)	(20,039)	(51,265)	(6,772)	(1,146,333)	(192,721)	-	(263,321)	-	(372,475)
Transfers due to annuity benefit payments	(17,057)	(330)	(1,028)	(1,586)	-	(2,883)	(20,495)	(1,617)	-	(1,545)	-	(15,343)
Transfers due to withdrawal of funds	(9,395,496)	(451,777)	(1,190,715)	(666,075)	(880,979)	(1,446,776)	(6,340,224)	(1,751,231)	(336)	(1,166,430)	(317,858)	(4,190,314)
Transfers due to loans, net of repayments	(23,714)	(1,703)	4,681	2,367	(65,055)	(50,061)	38,193	(17,435)	173	21,578	(19,029)	16,171
Transfers due to rider and contingent deferred sales charges	(7,438)	(242)	(835)	(355)	(389)	(540)	(4,354)	(1,268)	-	(443)	-	(1,709)
Transfers due to net charge (credit) to annuitant mortality fluctuation	2,851	-	112	182	-	(6,066)	1,808	468	-	(6,339)	-	1,957
Transfers between Sub-Accounts and to/from Fixed Account	(1,244,481)	274,026	373,182	173,787	951,816	(215,884)	1,012,162	(160,019)	(270,116)	(392,817)	477,131	(749,257)

Net increase (decrease) in net assets resulting from capital transactions	(8,772,811)	(126,117)	(619,124)	(391,322)	2,173,329	671	(5,006,521)	(1,418,169)	(263,500)	(447,715)	978,546	(4,315,120)

Total increase (decrease)	1,586,973	183,411	1,349,786	27,719	2,936,409	890,076	1,940,671	158,184	(281,596)	347,913	1,306,946	(381,644)

NET ASSETS, at beginning of the year	103,176,820	2,787,688	11,274,353	4,626,284	15,015,030	21,916,361	75,157,582	21,539,034	281,596	21,221,519	4,499,784	41,001,775

NET ASSETS, at end of the year	$104,763,793	$2,971,099	$12,624,139	$4,654,003	$17,951,439	$22,806,437	$77,098,253	$21,697,218	$-	$21,569,432	$5,806,730	$40,620,131

See Notes to Financial Statements.

C.M. Multi-Account A

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2014

	MML Equity Income Sub-Account	MML Equity Index Sub-Account	MML Focused Equity Sub-Account	MML Foreign Sub-Account	MML Fundamental Growth Sub-Account	MML Fundamental Value Sub-Account	MML Global Sub-Account	MML Growth Sub-Account	MML Growth & Income Sub-Account	MML Growth Allocation Sub-Account	MML High Yield Sub-Account	MML Income & Growth Sub-Account

Investment income
Dividends	$414,458	$262,976	$2,534	$334,455	$552	$6,350	$122,843	$9,773	$392,969	$607,335	$208,444	$554,876

Expenses
Mortality and expense risk fees and administrative charges	309,210	248,401	9,758	189,808	907	4,920	190,437	26,382	432,951	458,628	41,279	395,572

Net investment income (loss)	105,248	14,575	(7,224)	144,647	(355)	1,430	(67,594)	(16,609)	(39,982)	148,707	167,165	159,304

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	1,314,232	1,270,606	63,799	160,358	1,335	8,722	472,161	97,490	1,446,640	841,100	8,669	872,515
Realized gain distribution	550,787	254,450	69,068	-	5,741	18,359	235,362	82,289	-	3,260,173	129,967	-

Realized gain (loss)	1,865,019	1,525,056	132,867	160,358	7,076	27,081	707,523	179,779	1,446,640	4,101,273	138,636	872,515

Change in net unrealized appreciation/depreciation of investments	(501,330)	601,515	(49,160)	(1,512,007)	656	12,233	(265,208)	(17,464)	1,806,167	(2,552,068)	(319,043)	1,267,933

Net gain (loss) on investments	1,363,689	2,126,571	83,707	(1,351,649)	7,732	39,314	442,315	162,315	3,252,807	1,549,205	(180,407)	2,140,448

Net increase (decrease) in net assets resulting from operations	1,468,937	2,141,146	76,483	(1,207,002)	7,377	40,744	374,721	145,706	3,212,825	1,697,912	(13,242)	2,299,752

Capital transactions:
Transfer of net premiums	710,768	517,942	34,317	344,867	4,410	52,910	163,450	284,414	798,531	5,557,882	188,719	599,781
Transfers due to death benefits	(100,203)	(112,274)	-	(111,840)	-	-	(119,463)	(17,699)	(296,282)	-	(140,905)	(280,698)
Transfers due to annuity benefit payments	-	(3,857)	-	(7,326)	-	-	(3,500)	-	(7,370)	-	-	(4,197)
Transfers due to withdrawal of funds	(2,859,706)	(2,317,093)	(57,226)	(1,246,615)	(890)	(23,756)	(1,276,871)	(121,743)	(3,554,909)	(2,052,698)	(462,798)	(3,105,776)
Transfers due to loans, net of repayments	11,325	(1,383)	(91)	(3,493)	-	788	(4,637)	5,096	19,487	(37,049)	6,676	(331)
Transfers due to rider and contingent deferred sales charges	(1,533)	(438)	(80)	(1,185)	(2)	(7)	(983)	-	(2,482)	(493)	(260)	(2,116)
Transfers due to net charge (credit) to annuitant mortality fluctuation	-	753	-	2,042	-	-	609	-	1,272	-	-	849
Transfers between Sub-Accounts and to/from Fixed Account	(840,776)	421,290	(65,805)	217,596	22,702	161,416	(78,731)	13,033	(1,144,672)	(119,019)	274,479	(450,281)

Net increase (decrease) in net assets resulting from capital transactions	(3,080,125)	(1,495,060)	(88,885)	(805,954)	26,220	191,351	(1,320,126)	163,101	(4,186,425)	3,348,623	(134,089)	(3,242,769)

Total increase (decrease)	(1,611,188)	646,086	(12,402)	(2,012,956)	33,597	232,095	(945,405)	308,807	(973,600)	5,046,535	(147,331)	(943,017)

NET ASSETS, at beginning of the year	25,669,001	18,700,979	786,533	15,619,542	50,217	293,161	15,008,923	2,120,790	35,587,799	35,462,845	3,014,190	31,453,767

NET ASSETS, at end of the year	$24,057,813	$19,347,065	$774,131	$13,606,586	$83,814	$525,256	$14,063,518	$2,429,597	$34,614,199	$40,509,380	$2,866,859	$30,510,750

See Notes to Financial Statements.

C.M. Multi-Account A

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2014

	MML Inflation- Protected and Income Sub-Account	MML International Sub-Account	MML International Equity Sub-Account	MML Large Cap Growth Sub-Account	MML Managed Bond Sub-Account	MML Managed Bond Sub-Account	MML Managed Volatility Sub-Account	MML Mid Cap Growth Sub-Account	MML Mid Cap Value Sub-Account	MML Moderate Allocation Sub-Account	MML Money Market Sub-Account	MML Short-Duration Bond Sub-Account

					(Initial Class)	(Service Class)
Investment income
Dividends	$502,720	$11,334	$306	$-	$1,253,456	$114,020	$114,287	$-	$931,823	$873,575	$1,100	$56,797

Expenses
Mortality and expense risk fees and administrative charges	231,314	15,330	32	228,190	478,432	52,108	204,565	1,109,177	738,003	633,882	478,833	34,212

Net investment income (loss)	271,406	(3,996)	274	(228,190)	775,024	61,912	(90,278)	(1,109,177)	193,820	239,693	(477,733)	22,585

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	7,878	15,379	(2)	887,773	104,066	(31,870)	577,646	4,251,974	1,857,815	995,867	(248)	(17,971)
Realized gain distribution	404,779	43,632	87	2,199,497	-	-	810,995	11,029,434	9,691,214	3,074,484	257	330

Realized gain (loss)	412,657	59,011	85	3,087,270	104,066	(31,870)	1,388,641	15,281,408	11,549,029	4,070,351	9	(17,641)

Change in net unrealized appreciation/depreciation of investments	(270,454)	(111,967)	(527)	(1,480,481)	1,111,550	156,605	(804,157)	(4,556,958)	(3,405,861)	(2,117,245)	(666)	(10,507)

Net gain (loss) on investments	142,203	(52,956)	(442)	1,606,789	1,215,616	124,735	584,484	10,724,450	8,143,168	1,953,106	(657)	(28,148)

Net increase (decrease) in net assets resulting from operations	413,609	(56,952)	(168)	1,378,599	1,990,640	186,647	494,206	9,615,273	8,336,988	2,192,799	(478,390)	(5,563)

Capital transactions:
Transfer of net premiums	620,003	216,098	5,702	204,798	1,263,592	28,522	386,985	1,378,511	1,183,093	5,901,316	1,102,909	121,648
Transfers due to death benefits	(31,238)	-	-	(78,741)	(279,216)	-	(102,027)	(455,047)	(154,683)	(15,397)	(205,347)	(10,125)
Transfers due to annuity benefit payments	(6,426)	-	-	(18,576)	-	-	(16,213)	(26,053)	(27,121)	(5,956)	(23,902)	-
Transfers due to withdrawal of funds	(2,067,395)	(82,775)	-	(1,948,557)	(6,306,372)	(570,260)	(1,517,687)	(7,446,234)	(5,389,576)	(2,422,176)	(5,672,342)	(480,867)
Transfers due to loans, net of repayments	(1,546)	3,195	-	10,846	(1,369)	-	(7,530)	(24,284)	(22,307)	(73,809)	41,193	661
Transfers due to rider and contingent deferred sales charges	(1,358)	-	-	(1,462)	(9,265)	(191)	(2,053)	(3,726)	(4,903)	(640)	(1,772)	(259)
Transfers due to net charge (credit) to annuitant mortality fluctuation	1,219	-	-	4,091	-	-	3,875	3,354	5,234	(5,389)	4,509	-
Transfers between Sub-Accounts and to/from Fixed Account	(664,018)	72,707	9,398	193,662	451,531	(812,603)	(738,800)	(1,923,546)	(310,905)	109,554	206,181	261,993

Net increase (decrease) in net assets resulting from capital transactions	(2,150,759)	209,225	15,100	(1,633,939)	(4,881,099)	(1,354,532)	(1,993,450)	(8,497,025)	(4,721,168)	3,487,503	(4,548,571)	(106,949)

Total increase (decrease)	(1,737,150)	152,273	14,932	(255,340)	(2,890,459)	(1,167,885)	(1,499,244)	1,118,248	3,615,820	5,680,302	(5,026,961)	(112,512)

NET ASSETS, at beginning of the year	18,835,255	1,205,112	-	18,402,946	39,644,002	4,431,541	17,155,126	86,456,989	57,207,401	48,608,120	40,456,251	2,700,729

NET ASSETS, at end of the year	$17,098,105	$1,357,385	$14,932	$18,147,606	$36,753,543	$3,263,656	$15,655,882	$87,575,237	$60,823,221	$54,288,422	$35,429,290	$2,588,217

See Notes to Financial Statements.

C.M. Multi-Account A

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2014

	MML Small Cap Equity Sub-Account	MML Small Cap Growth Equity Sub-Account	MML Small Company Value Sub-Account	MML Small/Mid Cap Value Sub-Account	MML Strategic Emerging Markets Sub-Account	MML Total Return Bond Sub-Account	Oppenheimer Capital Appreciation Sub-Account	Oppenheimer Capital Income Sub-Account	Oppenheimer Core Bond Sub-Account	Oppenheimer Discovery Mid Cap Growth Sub-Account	Oppenheimer Global Sub-Account	Oppenheimer Diversified Alternatives Sub-Account

Investment income
Dividends	$232,612	$-	$-	$95,690	$425	$23,913	$217,046	$420,676	$536,643	$-	$1,102,808	$775

Expenses
Mortality and expense risk fees and administrative charges	304,410	184,034	8,951	191,624	11,060	17,131	622,093	275,929	136,659	413,922	1,254,501	110

Net investment income (loss)	(71,798)	(184,034)	(8,951)	(95,934)	(10,635)	6,782	(405,047)	144,747	399,984	(413,922)	(151,693)	665

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	1,346,556	734,198	27,830	832,619	(42,959)	(8,298)	3,344,124	355,397	(615,171)	2,125,588	3,856,512	-
Realized gain distribution	3,069,091	3,731,597	206,092	334,417	-	-	1,181,717	-	-	-	4,499,176	621

Realized gain (loss)	4,415,647	4,465,795	233,922	1,167,036	(42,959)	(8,298)	4,525,841	355,397	(615,171)	2,125,588	8,355,688	621

Change in net unrealized appreciation/depreciation of investments	(1,888,835)	(3,654,393)	(227,329)	121,012	(6,588)	42,754	2,296,103	866,791	807,724	(354,118)	(7,148,974)	(1,861)

Net gain (loss) on investments	2,526,812	811,402	6,593	1,288,048	(49,547)	34,456	6,821,944	1,222,188	192,553	1,771,470	1,206,714	(1,240)

Net increase (decrease) in net assets resulting from operations	2,455,014	627,368	(2,358)	1,192,114	(60,182)	41,238	6,416,897	1,366,935	592,537	1,357,548	1,055,021	(575)

Capital transactions:
Transfer of net premiums	505,419	374,581	171,543	571,281	95,743	168,601	856,285	150,196	7,507	881,914	2,037,939	11,651
Transfers due to death benefits	(135,951)	(161,988)	-	(129,360)	(1,028)	-	(295,943)	(394,325)	(190,561)	(119,887)	(508,571)	-
Transfers due to annuity benefit payments	(1,427)	(11,047)	-	(359)	-	-	(19,432)	(24,735)	(47,353)	(8,432)	(30,549)	-
Transfers due to withdrawal of funds	(2,307,950)	(1,522,671)	(67,068)	(1,782,211)	(71,741)	(93,256)	(5,287,903)	(3,018,226)	(1,130,794)	(3,151,699)	(9,992,915)	8
Transfers due to loans, net of repayments	3,247	(22,668)	(255)	7,541	(1,369)	2,604	13,656	(1,769)	-	3,243	6,769	-
Transfers due to rider and contingent deferred sales charges	(2,312)	(1,039)	-	(469)	-	(8)	(3,294)	(1,095)	(950)	(1,725)	(5,780)	-
Transfers due to net charge (credit) to annuitant mortality fluctuation	417	1,202	-	(48)	-	-	3,593	5,870	5,247	(5,287)	6,215	-
Transfers between Sub-Accounts and to/from Fixed Account	(655,380)	(520,599)	15,739	(482,996)	(23,510)	223,063	(1,004,016)	(261,662)	(251,041)	(850,637)	(1,848,968)	19,786

Net increase (decrease) in net assets resulting from capital transactions	(2,593,937)	(1,864,229)	119,959	(1,816,621)	(1,905)	301,004	(5,737,054)	(3,545,746)	(1,607,945)	(3,252,510)	(10,335,860)	31,445

Total increase (decrease)	(138,923)	(1,236,861)	117,601	(624,507)	(62,087)	342,242	679,843	(2,178,811)	(1,015,408)	(1,894,962)	(9,280,839)	30,870

NET ASSETS, at beginning of the year	24,641,467	15,502,672	708,905	15,946,060	930,823	1,170,537	49,964,255	21,769,920	10,622,141	34,239,639	103,594,352	-

NET ASSETS, at end of the year	$24,502,544	$14,265,811	$826,506	$15,321,553	$868,736	$1,512,779	$50,644,098	$19,591,109	$9,606,733	$32,344,677	$94,313,513	$30,870

See Notes to Financial Statements.

C.M. Multi-Account A

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2014

	Oppenheimer Global Strategic Income Sub-Account	Oppenheimer International Growth Sub-Account	Oppenheimer Main Street Sub-Account	Oppenheimer Money Sub-Account	PIMCO Commodity- RealReturn® Strategy Sub-Account	VY Clarion Global Real Estate Sub-Account

Investment income
Dividends	$2,541,335	$346,296	$451,967	$1,354	$7,626	$30,657

Expenses
Mortality and expense risk fees and administrative charges	757,213	376,880	710,366	166,820	36,533	36,105

Net investment income (loss)	1,784,122	(30,584)	(258,399)	(165,466)	(28,907)	(5,448)

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(3,380)	1,104,603	3,259,016	-	(144,747)	145,405
Realized gain distribution	-	609,491	1,092,504	-	-	-

Realized gain (loss)	(3,380)	1,714,094	4,351,520	-	(144,747)	145,405

Change in net unrealized appreciation/depreciation of investments	(797,916)	(4,184,206)	711,872	-	(387,120)	174,566

Net gain (loss) on investments	(801,296)	(2,470,112)	5,063,392	-	(531,867)	319,971

Net increase (decrease) in net assets resulting from operations	982,826	(2,500,696)	4,804,993	(165,466)	(560,774)	314,523

Capital transactions:
Transfer of net premiums	1,667,008	856,804	697,085	689,691	214,720	112,493
Transfers due to death benefits	(697,197)	(89,371)	(609,744)	(206,451)	(632)	(30,307)
Transfers due to annuity benefit payments	(20,278)	(7,713)	(9,382)	(791)	-	-
Transfers due to withdrawal of funds	(6,109,056)	(2,489,684)	(5,289,137)	(1,892,538)	(343,189)	(322,228)
Transfers due to loans, net of repayments	1,496	(18,182)	4,891	26,613	168	426
Transfers due to rider and contingent deferred sales charges	(5,435)	(1,112)	(2,625)	(1,455)	(67)	(187)
Transfers due to net charge (credit) to annuitant mortality fluctuation	4,296	1,379	664	278	-	-
Transfers between Sub-Accounts and to/from Fixed Account	(1,470,658)	(307,840)	(1,111,681)	(438,837)	118,632	467,905

Net increase (decrease) in net assets resulting from capital transactions	(6,629,824)	(2,055,719)	(6,319,929)	(1,823,490)	(10,368)	228,102

Total increase (decrease)	(5,646,998)	(4,556,415)	(1,514,936)	(1,988,956)	(571,142)	542,625

NET ASSETS, at beginning of the year	61,812,327	31,032,899	55,720,753	14,158,984	2,878,687	2,682,173

NET ASSETS, at end of the year	$56,165,329	$26,476,484	$54,205,817	$12,170,028	$2,307,545	$3,224,798

See Notes to Financial Statements.

C. M. Multi-Account A

Notes To Financial Statements

1.	ORGANIZATION

C.M. Multi-Account A (the “Separate Account”) is a separate investment account of C.M. Life Insurance Company (“C.M. Life”) established on August 3, 1994. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940 (“the 1940 Act”).

C.M. Life is a subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”).

C.M. Life maintains three segments within the Separate Account, they are: Panorama Premier, Panorama Passage®, and MassMutual Artistry. One of the three segments, Panorama Passage®, has multiple tiers. The unit values of these tiers differ based on the associated expense ratio.

The assets and liabilities of the Separate Account are clearly identified and distinguished from C.M. Life’s other assets and liabilities. The Separate Account assets are not chargeable with liabilities arising from any other C.M. Life business.

2.	INVESTMENT OF THE SEPARATE ACCOUNT’S ASSETS

As of December 31, 2015, the Separate Account consists of fifty-three sub-accounts which invest in the following mutual funds. All of the funds may not be available to all of the three segments of the Separate Account:

Sub-Accounts	The sub-account listed in the first column invests in the fund in this column

Fidelity® VIP Contrafund® Sub-Account	Fidelity® VIP Contrafund® Portfolio [1]

Invesco V.I. Diversified Dividend Sub-Account	Invesco V.I. Diversified Dividend Fund [3]

Invesco V.I. Global Health Care Sub-Account	Invesco V.I. Global Health Care Fund [3]

Invesco V.I. Technology Sub-Account	Invesco V.I. Technology Fund [3]

MML Aggressive Allocation Sub-Account	MML Aggressive Allocation Fund [4]

MML Balanced Allocation Sub-Account	MML Balanced Allocation Fund [4]

MML Blend Sub-Account	MML Blend Fund [5]

MML Blue Chip Growth Sub-Account	MML Blue Chip Growth Fund [4]

MML Conservative Allocation Sub-Account	MML Conservative Allocation Fund [4]

MML Core Allocation Sub-Account	MML American Funds® Core Allocation [4]

MML Equity Sub-Account	MML Equity Fund [5]

MML Equity Income Sub-Account	MML Equity Income Fund [4]

MML Equity Index Sub-Account	MML Equity Index Fund [4]

MML Focused Equity Sub-Account	MML Focused Equity Fund [4]

MML Foreign Sub-Account	MML Foreign Fund [4]

MML Fundamental Growth Sub-Account	MML Fundamental Growth Fund [4]

MML Fundamental Value Sub-Account	MML Fundamental Value Fund [4]

MML Global Sub-Account	MML Global Fund [4]

MML Growth Sub-Account	MML American Funds® Growth Fund [4]

MML Growth & Income Sub-Account	MML Growth & Income Fund [4]

MML Growth Allocation Sub-Account	MML Growth Allocation Fund [4]

MML High Yield Sub-Account (Service Class I)	MML High Yield Fund [5]

MML Income & Growth Sub-Account	MML Income & Growth Fund [4]

Notes To Financial Statements (Continued)

Sub-Accounts	The sub-account listed in the first column invests in the fund in this column

MML Inflation-Protected and Income Sub-Account	MML Inflation-Protected and Income Fund [5]

MML International Sub-Account	MML American Funds® International Fund [4]

MML International Equity Sub-Account	MML International Equity Fund [4]

MML Large Cap Growth Sub-Account	MML Large Cap Growth Fund [4]

MML Managed Bond Sub-Account (Initial Class)	MML Managed Bond Fund (Initial Class) [5]

MML Managed Bond Sub-Account (Service Class)	MML Managed Bond Fund (Service Class) [5]

MML Managed Volatility Sub-Account	MML Managed Volatility Fund [4]

MML Mid Cap Growth Sub-Account	MML Mid Cap Growth Fund [4]

MML Mid Cap Value Sub-Account	MML Mid Cap Value Fund [4]

MML Moderate Allocation Sub-Account	MML Moderate Allocation Fund [4]

MML Money Market Sub-Account	MML Money Market Fund [5]

MML Short-Duration Bond Sub-Account	MML Short-Duration Bond Fund [5]

MML Small Cap Equity Sub-Account	MML Small Cap Equity Fund [5]

MML Small Cap Growth Equity Sub-Account	MML Small Cap Growth Equity Fund [4]

MML Small Company Value Sub-Account	MML Small Company Value Fund [4]

MML Small/Mid Cap Value Sub-Account	MML Small/Mid Cap Value Fund [4]

MML Strategic Emerging Markets Sub-Account	MML Strategic Emerging Markets Fund [5]

MML Total Return Bond Sub-Account	MML Total Return Bond Fund [4]

Oppenheimer Capital Appreciation Sub-Account	Oppenheimer Capital Appreciation Fund/VA 6

Oppenheimer Conservative Balanced Sub-Account [8]	Oppenheimer Conservative Balanced Fund/VA 6

Oppenheimer Core Bond Sub-Account	Oppenheimer Core Bond Fund/VA 6

Oppenheimer Discovery Mid Cap Growth Sub-Account	Oppenheimer Discovery Mid Cap Growth Fund/VA 6

Oppenheimer Global Sub-Account	Oppenheimer Global Fund/VA 6

Oppenheimer Global Multi-Alternatives Sub-Account [9]	Oppenheimer Global Multi-Alternatives Fund/VA 6

Oppenheimer Global Strategic Income Sub-Account	Oppenheimer Global Strategic Income Fund/VA 6

Oppenheimer International Growth Sub-Account	Oppenheimer International Growth Fund/VA 6

Oppenheimer Main Street Sub-Account	Oppenheimer Main Street Fund®/VA 6

Oppenheimer Money Sub-Account	Oppenheimer Money Fund/VA 6

PIMCO CommodityRealReturn® Strategy Sub-Account	PIMCO CommodityRealReturn® Strategy Portfolio [7]

VY Clarion Global Real Estate Sub-Account	VY Clarion Global Real Estate Portfolio [2]

In addition to the fifty-three sub-accounts, some contract owners may also allocate funds to the Fixed Interest Account (“FIA”) which is part of C.M. Life’s general investment account (“General Account”). Because of exemptive and exclusionary provisions in the securities law, interests in the FIA are not registered under the Securities Act of 1933, and the General Account and the FIA are not registered as an investment company under the 1940 Act.

[1]	Fidelity® Management & Research Company is the investment adviser to this Portfolio.
[2]	VOYA Investments, LLC is the investment adviser to this Portfolio.
[3]	Invesco Advisers, Inc. is the investment adviser to the listed Funds.
[4]	MML Investments Advisers, LLC is the investment adviser to the listed MML Trust Funds pursuant to an investment management agreement.
[5]	MML Investments Advisers, LLC is the investment adviser to the listed MML II Trust Funds pursuant to an investment management agreement.
[6]	OFI Global Asset Management, Inc. serves as the investment adviser to the listed Funds/Portfolios.
[7]	Pacific Investment Management Company LLC is the investment adviser to this Portfolio.
[8]	Oppenheimer Conservative Balanced Sub-Account was formerly known as Oppenheimer Capital Income Sub-Account.
[9]	Oppenheimer Global Multi-Alternatives Sub-Account was formerly known as Oppenheimer Diversified Alternatives Sub-Account.

Notes To Financial Statements (Continued)

3.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Separate Account in preparation of the financial statements in conformity with generally accepted accounting principles.

A.	Investment Valuation

Investments in the investment sub-accounts are valued at the closing net asset value of each of the respective underlying funds, which value their investment securities at fair value.

B.	Accounting for Investments

Investment transactions are accounted for on a trade-date basis and identified cost is the basis followed in determining the cost of investments sold for financial statement purposes. Dividend income and gains from realized gain distributions are recorded on the ex-distribution date, and they are generally reinvested in the underlying investment sub-account.

C.	Federal Income Taxes

C.M. Life is taxed under federal law as a life insurance company under the provisions of the 1986 Internal Revenue Code, as amended. Under existing federal law, no taxes are payable on net investment income and net realized capital gains attributable to contracts which depend on the Separate Account’s investment performance. Accordingly, no provision for federal income tax has been made. C.M. Life may, however, make such a charge in the future if an unanticipated change of current law results in a company tax liability attributable to the Separate Account.

D.	Contract Charges

See Note 8B for charges associated with the contracts.

E.	Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

F.	Loans

If the certificate is a tax-sheltered annuity (“TSA”), the contract owners may be able to take a loan under their certificate. All such loans must conform to the requirements of the Internal Revenue Code. There are limitations on the amount of the loan the participants can take, and there is a required loan repayment schedule. When a loan is made, the Separate Account transfers the amount of the loan to C.M. Life, thereby decreasing both the investments and net assets of the Separate Account. The contract owner is charged interest on the outstanding loan amount based on the interest rate then in effect.

G.	Annuitant Mortality Fluctuation

The Separate Account maintains a reserve as required by regulatory authorities to provide for mortality losses incurred. The reserve is adjusted quarterly for mortality losses and gains and its proportionate share of changes in value. Transfers to or from C.M. Life are then made quarterly to adjust the Separate Account. Net transfer from C.M. Life to the Separate Account totaled $106,883 for the year ended December 31, 2015. Net transfer from C.M. Life to the Separate Account totaled $39,289 for the year ended December 31, 2014. The reserve is subject to a maximum of 3% of the Separate Account’s annuity reserves. Any mortality losses in excess of this reserve will be borne by C.M. Life. The reserve is not available to owners of the contracts except to the extent necessary to cover mortality losses under the contracts.

H.	Annuity Reserves

Annuity reserves are developed by using accepted actuarial methods and are computed using the 1994 MGDB table.

Notes To Financial Statements (Continued)

4.	FAIR VALUE OF FINANCIAL INSTRUMENTS

The Separate Account defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In determining fair value, the Separate Account generally uses the market approach as the valuation technique due to the nature of the mutual fund investments offered in the Separate Account. This technique maximizes the use of observable inputs and minimizes the use of unobservable inputs. Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Valuation Inputs: Various inputs are used to determine the value of the Separate Account’s investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds and credit risk)
•	Level 3 – unobservable inputs

The net assets of the Separate Account are measured at fair value. All the net assets are categorized as Level 1 as of December 31, 2015. There have been no transfers between levels for the year ended December 31, 2015.

5.	RELATED PARTY TRANSACTIONS

A.	Sales Agreements

The contracts currently being offered are sold by both registered representatives of MML Investors Services, LLC (“MMLIS”), a subsidiary of MassMutual, and by registered representatives of other broker-dealers who have entered into distribution agreements with MML Strategic Distributors, LLC (“MSD”), a subsidiary of MassMutual. Pursuant to separate underwriting agreements with C.M. Life and the Separate Account, MMLIS serves as principal underwriter of the contracts sold by its registered representatives and MSD serves as principal underwriter of the contracts sold by registered representatives of other broker-dealers who have entered into distribution agreements with MSD.

Both MMLIS and MSD are registered with the Securities and Exchange Commission (the “SEC”) as broker-dealers under the Securities and Exchange Act of 1934 and are members of the Financial Industry Regulatory Authority (“FINRA”). Commissions for sales of contracts by MMLIS registered representatives are paid on behalf of MMLIS to its registered representatives. Commissions for sales of contracts by registered representatives of other broker-dealers are paid on behalf of MSD to those broker-dealers. MMLIS and MSD also receive compensation for their actions as principal underwriters of the contracts.

B.	Receivable from/Payable to C.M. Life

Certain fees such as cost of insurance fees and mortality and expense risk fees are charges paid between the General Account and the Separate Account.

Notes To Financial Statements (Continued)

6.	PURCHASE AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales investments for the year ended December 31, 2015 were as follows:

	Fidelity® VIP Contrafund® Sub-Account	Invesco V.I. Diversified Dividend Sub-Account	Invesco V.I. Global Health Care Sub-Account	Invesco V.I. Technology Sub-Account	MML Aggressive Allocation Sub-Account	MML Balanced Allocation Sub-Account	MML Blend Sub-Account	MML Blue Chip Growth Sub-Account	MML Conservative Allocation Sub-Account	MML Core Allocation Sub-Account	MML Equity Sub-Account	MML Equity Income Sub-Account

Cost of purchases	$11,781,346	$541,631	$2,455,260	$794,197	$5,377,418	$4,626,465	$8,749,724	$5,065,116	$4,446,741	$1,111,129	$3,268,391	$3,230,813
Proceeds from sales	(9,478,727)	(426,785)	(1,883,659)	(787,178)	(1,762,231)	(2,959,585)	(9,636,195)	(2,400,398)	(3,058,747)	(734,253)	(4,656,057)	(2,508,026)

	MML Equity Index Sub-Account	MML Focused Equity Sub-Account	MML Foreign Sub-Account	MML Fundamental Growth Sub-Account	MML Fundamental Value Sub-Account	MML Global Sub-Account	MML Growth Sub-Account	MML Growth & Income Sub-Account	MML Growth Allocation Sub-Account	MML High Yield Sub-Account	MML Income & Growth Sub-Account	MML Inflation-Protected and Income Sub-Account
Cost of purchases	$1,491,194	$169,069	$970,349	$119,339	$294,035	$1,114,086	$489,772	$835,093	$11,501,721	$699,634	$2,849,292	$617,267
Proceeds from sales	(2,437,202)	(78,768)	(1,789,365)	(29,759)	(66,491)	(1,568,676)	(284,888)	(4,024,661)	(2,210,818)	(763,775)	(4,135,921)	(2,440,657)

	MML International Sub-Account	MML International Equity Sub-Account	MML Large Cap Growth Sub-Account	MML Managed Bond Sub-Account	MML Managed Bond Sub-Account	MML Managed Volatility Sub-Account	MML Mid Cap Growth Sub-Account	MML Mid Cap Value Sub-Account	MML Moderate Allocation Sub-Account	MML Money Market Sub-Account	MML Short-Duration Bond Sub-Account	MML Small Cap Equity Sub-Account
				(Initial Class)	(Service Class)
Cost of purchases	$305,968	$17,053	$3,869,057	$3,787,248	$333,727	$510,188	$11,607,462	$9,995,190	$11,467,794	$3,811,828	$870,292	$4,065,655
Proceeds from sales	(99,276)	(570)	(2,340,916)	(4,722,588)	(703,862)	(2,015,661)	(9,586,282)	(7,164,191)	(4,683,649)	(7,588,894)	(589,377)	(3,199,014)

	MML Small Cap Growth Equity Sub-Account	MML Small Company Value Sub-Account	MML Small/Mid Cap Value Sub-Account	MML Strategic Emerging Markets Sub-Account	MML Total Return Bond Sub-Account	Oppenheimer Capital Appreciation Sub-Account	Oppenheimer Conservative Balanced Sub-Account	Oppenheimer Core Bond Sub-Account	Oppenheimer Discovery Mid Cap Growth Sub-Account	Oppenheimer Global Sub-Account	Oppenheimer Global Multi-Alternatives Sub-Account	Oppenheimer Global Strategic Income Sub-Account
Cost of purchases	$3,304,398	$179,358	$2,827,398	$155,453	$308,613	$9,495,879	$624,035	$416,814	$3,672,416	$8,761,322	$5,450	$4,191,862
Proceeds from sales	(1,734,625)	(84,359)	(1,763,513)	(62,969)	(338,200)	(5,740,511)	(2,809,893)	(1,429,967)	(4,694,457)	(10,204,390)	(313)	(7,385,589)

	Oppenheimer International Growth Sub-Account	Oppenheimer Main Street Sub-Account	Oppenheimer Money Sub-Account	PIMCO Commodity- RealReturn® Strategy Sub-Account	VY Clarion Global Real Estate Sub-Account
Cost of purchases	$3,205,338	$9,182,854	$1,866,718	$302,784	$306,721
Proceeds from sales	(3,152,738)	(6,151,151)	(3,518,703)	(443,325)	(677,737)

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS

The changes in outstanding units for the two years ended December 31, 2015 were as follows:

2015	Fidelity® VIP Contrafund® Sub-Account	Invesco V.I. Diversified Dividend Sub-Account	Invesco V.I. Global Health Care Sub-Account	Invesco V.I. Technology Sub-Account	MML Aggressive Allocation Sub-Account	MML Balanced Allocation Sub-Account	MML Blend Sub-Account	MML Blue Chip Growth Sub-Account	MML Conservative Allocation Sub-Account	MML Core Allocation Sub-Account	MML Equity Sub-Account	MML Equity Income Sub-Account

Units purchased	123,368	20,666	18,317	31,218	163,189	156,054	78,085	30,115	113,995	54,285	56,408	27,041
Units withdrawn	(306,628)	(28,142)	(49,386)	(105,949)	(75,681)	(149,747)	(463,261)	(57,973)	(207,135)	(32,037)	(221,043)	(93,875)
Units transferred between Sub-Accounts and to/from the Fixed Account	(58,360)	18,339	13,915	(10,323)	(10,256)	(28,946)	(6,068)	1,990	61,418	(9,583)	(61,127)	(6,794)

Net increase (decrease)	(241,620)	10,864	(17,154)	(85,054)	77,252	(22,639)	(391,245)	(25,868)	(31,722)	12,665	(225,762)	(73,627)

2015 (Continued)	MML Equity Index Sub-Account	MML Focused Equity Sub-Account	MML Foreign Sub-Account	MML Fundamental Growth Sub-Account	MML Fundamental Value Sub-Account	MML Global Sub-Account	MML Growth Sub-Account	MML Growth & Income Sub-Account	MML Growth Allocation Sub-Account	MML High Yield Sub-Account	MML Income & Growth Sub-Account	MML Inflation- Protected and Income Sub-Account
Units purchased	30,162	1,635	24,451	2,946	2,631	29,624	12,665	34,852	397,052	11,773	36,769	32,298
Units withdrawn	(83,337)	(3,018)	(94,983)	(2,082)	(4,244)	(97,238)	(10,299)	(153,748)	(152,167)	(33,363)	(208,958)	(129,837)
Units transferred between Sub-Accounts and to/from the Fixed Account	(36,016)	720	(2,865)	3,953	14,511	(12,585)	181	(35,100)	35,705	6,609	(21,639)	(33,044)

Net increase (decrease)	(89,190)	(663)	(73,397)	4,818	12,898	(80,200)	2,546	(153,996)	280,591	(14,981)	(193,829)	(130,583)

2015 (Continued)	MML International Sub-Account	MML International Equity Sub-Account	MML Large Cap Growth Sub-Account	MML Managed Bond Sub-Account	MML Managed Bond Sub-Account	MML Managed Volatility Sub-Account	MML Mid Cap Growth Sub-Account	MML Mid Cap Value Sub-Account	MML Moderate Allocation Sub-Account	MML Money Market Sub-Account	MML Short-Duration Bond Sub-Account	MML Small Cap Equity Sub-Account
					(Initial Class)	(Service Class)
Units purchased	8,652	370	20,293	81,301	3,139	24,787	59,012	33,482	423,706	150,318	7,503	17,640
Units withdrawn	(4,826)	(8)	(127,470)	(186,673)	(34,912)	(100,843)	(171,193)	(174,639)	(275,947)	(588,929)	(27,068)	(94,014)
Units transferred between Sub-Accounts and to/from the Fixed Account	6,888	1,463	(31,845)	17,702	(2,984)	(37,724)	(39,105)	(28,773)	11,350	77,414	45,373	(15,337)

Net increase (decrease)	10,714	1,825	(139,021)	(87,670)	(34,757)	(113,780)	(151,286)	(169,930)	159,109	(361,197)	25,808	(91,711)

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS (Continued)

2015 (Continued)	MML Small Cap Growth Equity Sub-Account	MML Small Company Value Sub-Account	MML Small/Mid Cap Value Sub-Account	MML Strategic Emerging Markets Sub-Account	MML Total Return Bond Sub-Account	Oppenheimer Capital Appreciation Sub-Account	Oppenheimer Conservative Balanced Sub-Account	Oppenheimer Core Bond Sub-Account	Oppenheimer Discovery Mid Cap Growth Sub-Account	Oppenheimer Global Sub-Account	Oppenheimer Global Multi- Alternatives Sub-Account	Oppenheimer Global Strategic Income Sub-Account
Units purchased	17,388	3,234	19,161	7,230	12,906	69,549	14,752	358	67,122	108,298	278	68,805
Units withdrawn	(49,823)	(3,019)	(47,033)	(2,488)	(14,103)	(289,463)	(177,309)	(82,084)	(291,137)	(357,796)	(8)	(297,749)
Units transferred between Sub-Accounts and to/from the Fixed Account	(8,276)	817	(15,661)	3,228	(5,799)	(64,523)	(12,663)	(7,615)	(88,934)	(62,093)	287	(44,778)

Net increase (decrease)	(40,712)	1,032	(43,533)	7,970	(6,996)	(284,437)	(175,220)	(89,341)	(312,949)	(311,592)	557	(273,721)

2015 (Continued)	Oppenheimer International Growth Sub-Account	Oppenheimer Main Street Sub-Account	Oppenheimer Money Sub-Account	PIMCO Commodity- RealReturn® Strategy Sub-Account	VY Clarion Global Real Estate Sub-Account
Units purchased	42,066	64,149	31,593	16,348	10,013
Units withdrawn	(103,002)	(303,976)	(160,086)	(24,407)	(14,416)
Units transferred between Sub-Accounts and to/from the Fixed Account	(17,080)	(55,873)	(2,903)	(22,826)	(24,463)

Net increase (decrease)	(78,016)	(295,699)	(131,395)	(30,885)	(28,866)

2014	Fidelity® VIP Contrafund® Sub-Account	Invesco V.I. Diversified Dividend Sub- Account	Invesco V.I. Global Health Care Sub-Account	Invesco V.I. Technology Sub-Account	MML Aggressive Allocation Sub-Account	MML Balanced Allocation Sub-Account	MML Blend Sub-Account	MML Blue Chip Growth Sub-Account	MML China Sub-Account	MML Conservative Allocation Sub-Account	MML Core Allocation Sub-Account	MML Equity Sub-Account
Units purchased	124,449	9,556	14,353	29,411	154,666	131,909	89,385	29,211	451	106,069	48,981	70,028
Units withdrawn	(409,651)	(50,126)	(59,181)	(159,976)	(72,565)	(116,019)	(450,579)	(80,766)	(25)	(111,405)	(20,475)	(312,612)
Units transferred between Sub-Accounts and to/from the Fixed Account	(51,265)	28,361	17,203	40,397	67,217	(16,258)	58,550	(6,679)	(17,372)	(29,307)	27,634	(54,600)

Net increase (decrease)	(336,467)	(12,207)	(27,625)	(90,168)	149,318	(368)	(302,644)	(58,234)	(16,946)	(34,643)	56,140	(297,184)

2014	MML Equity Income Sub-Account	MML Equity Index Sub-Account	MML Focused Equity Sub-Account	MML Foreign Sub-Accoun	MML Fundamental Growth Sub-Account	MML Fundamental Value Sub-Account	MML Global Sub-Account	MML Growth Sub-Account	MML Growth & Income Sub-Account	MML Growth Allocation Sub-Account	MML High Yield Sub-Account	MML Income & Growth Sub-Account
Units purchased	33,657	37,219	2,412	26,375	337	3,869	16,988	13,501	45,269	399,617	13,548	46,289
Units withdrawn	(133,414)	(169,115)	(4,226)	(94,651)	(67)	(1,803)	(123,744)	(6,639)	(202,256)	(158,308)	(41,985)	(214,113)
Units transferred between Sub-Accounts and to/from the Fixed Account	(38,464)	31,440	(4,341)	16,370	1,829	12,039	(6,846)	536	(60,515)	(7,173)	18,896	(29,203)

Net increase (decrease)	(138,221)	(100,456)	(6,155)	(51,906)	2,099	14,105	(113,602)	7,398	(217,502)	234,136	(9,541)	(197,027)

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS (Continued)

2014 (Continued)	MML Inflation-Protected and Income Sub-Account	MML International Sub-Account	MML International Equity Sub-Account	MML Large Cap Growth Sub-Account	MML Managed Bond Sub-Account	MML Managed Bond Sub-Account	MML Managed Volatility Sub-Account	MML Mid Cap Growth Sub- Account	MML Mid Cap Value Sub-Account	MML Moderate Allocation Sub-Account	MML Money Market Sub-Account	MML Short-Duration Bond Sub-Account
					(Initial Class)	(Service Class)

Units purchased	45,731	13,303	601	21,577	71,977	2,326	29,734	48,711	39,055	431,490	127,849	11,593
Units withdrawn	(154,363)	(4,970)	-	(178,183)	(351,249)	(45,922)	(123,365)	(215,978)	(180,512)	(190,950)	(634,100)	(46,743)
Units transferred between Sub-Accounts and to/from the Fixed Account	(49,557)	4,266	1,031	10,507	22,874	(66,249)	(55,276)	(51,447)	(9,863)	8,554	21,890	24,683

Net increase (decrease)	(158,189)	12,599	1,632	(146,099)	(256,398)	(109,845)	(148,907)	(218,714)	(151,320)	249,093	(484,361)	(10,468)

2014 (Continued)	MML Small Cap Equity Sub-Account	MML Small Cap Growth Equity Sub-Account	MML Small Company Value Sub-Account	MML Small/Mid Cap Value Sub-Account	MML Strategic Emerging Sub-Account	MML Total Return Bond Sub-Account	Oppenheimer Capital Appreciation Sub-Account	Oppenheimer Capital Income Sub-Account	Oppenheimer Core Bond Sub-Account	Oppenheimer Discovery Mid Cap Growth Sub-Account	Oppenheimer Global Sub-Account	Oppenheimer Diversified Alternatives Sub-Account
Units purchased	22,708	21,024	8,042	22,785	6,921	16,647	75,136	12,485	429	104,083	111,255	1,159
Units withdrawn	(98,889)	(75,391)	(3,184)	(72,660)	(5,416)	(9,019)	(400,898)	(265,190)	(99,682)	(332,928)	(465,418)	-
Units transferred between Sub-Accounts and to/from the Fixed Account	(24,756)	(21,760)	827	(18,195)	(1,457)	21,659	(79,708)	(20,304)	(17,694)	(83,558)	(81,035)	1,951

Net increase (decrease)	(100,937)	(76,127)	5,685	(68,070)	48	29,287	(405,470)	(273,009)	(116,947)	(312,403)	(435,198)	3,110

2014 (Continued)	Oppenheimer Global Strategic Income Sub-Account	Oppenheimer International Growth Sub-Account	Oppenheimer Main Street Sub-Account	Oppenheimer Money Sub-Account	PIMCO Commodity- RealReturn® Strategy Sub-Account	VY Clarion Global Real Estate Sub-Account
Units purchased	83,084	54,447	50,011	62,668	24,136	8,561
Units withdrawn	(331,847)	(127,538)	(393,105)	(180,638)	(38,225)	(26,152)
Units transferred between Sub-Accounts and to/from the Fixed Account	(71,770)	(11,473)	(73,382)	(36,479)	13,018	32,051

Net increase (decrease)	(320,533)	(84,562)	(416,476)	(154,449)	(1,071)	14,460

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS

A.	A summary of units outstanding, unit values, net assets, investment income ratios, expense ratios (excluding expenses of the underlying funds) and total return ratios for each of the five years in the period ended December 31, 2015 follows:

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
Fidelity® VIP Contrafund® Sub-Account
2015	3,760,878	$21.53 to $23.61	$97,558,649	1.02%	1.18% to 1.65%	(0.98)% to (0.51)%
2014	4,002,498	21.64 to 23.85	104,763,793	0.94	1.18 to 1.65	10.11 to 10.63
2013	4,338,965	19.56 to 21.66	103,176,820	1.06	1.18 to 1.65	29.14 to 29.75
2012	4,776,988	15.08 to 16.77	88,266,098	1.30	1.18 to 1.65	14.51 to 15.05
2011	5,340,718	13.11 to 14.64	86,580,622	0.96	1.18 to 1.65	(4.12) to (3.67)

Invesco V.I. Diversified Dividend Sub-Account
2015	303,157	9.47 to 10.17	3,092,514	1.72	1.18 to 1.65	0.40 to 0.87
2014	292,293	9.39 to 10.13	2,971,099	1.72	1.18 to 1.65	10.98 to 11.50
2013	304,500	8.42 to 9.13	2,787,688	2.26	1.18 to 1.65	28.89 to 29.50
2012	322,291	6.50 to 7.08	2,286,382	2.08	1.18 to 1.65	16.78 to 17.33
2011	308,262	5.54 to 6.06	1,861,651	0.21	1.18 to 1.65	(3.69) to (3.24)

Invesco V.I. Global Health Care Sub-Account
2015	524,071	22.07 to 23.89	12,440,091	-	1.18 to 1.65	1.47 to 1.95
2014	541,225	21.65 to 23.55	12,624,139	-	1.18 to 1.65	17.71 to 18.27
2013	568,850	18.31 to 20.00	11,274,353	0.68	1.18 to 1.65	38.24 to 38.89
2012	595,540	13.18 to 14.47	8,524,628	-	1.18 to 1.65	18.92 to 19.48
2011	664,096	11.03 to 12.17	7,987,898	-	1.18 to 1.65	2.25 to 2.73

Invesco V.I. Technology Sub-Account
2015	941,519	4.64 to 4.68	4,497,422	-	1.18 to 1.65	5.07 to 5.56
2014	1,026,573	4.42 to 4.44	4,654,003	-	1.18 to 1.65	9.23 to 9.75
2013	1,116,741	4.04 to 4.05	4,626,284	-	1.18 to 1.65	23.10 to 23.68
2012	1,185,956	3.27 to 3.29	3,982,632	-	1.18 to 1.65	9.45 to 9.97
2011	1,297,164	2.97 to 3.00	3,968,031	0.18	1.18 to 1.65	(6.61) to (6.17)

MML Aggressive Allocation Sub-Account
2015	1,268,155	14.26 to 14.80	18,734,536	2.06	1.18 to 1.65	(2.47) to (2.01)
2014	1,190,903	14.62 to 15.10	17,951,439	1.09	1.18 to 1.65	4.12 to 4.61
2013	1,041,585	14.04 to 14.44	15,015,030	1.22	1.18 to 1.65	25.31 to 25.90
2012	941,320	11.20 to 11.47	10,780,170	0.85	1.18 to 1.65	13.83 to 14.37
2011	757,585	9.84 to 10.03	7,585,978	1.09	1.18 to 1.65	(3.46) to (3.00)

MML Babson Enhanced Index Core Equity Sub-Account
2015	-	-	-	-	-	-
2014	-	-	-	-	-	-
2013	-	-	-	-	-	-
2012[4]	-	-	-	1.99	1.18 to 1.65	8.32 to 8.49
2011	521,469	10.02 to 14.21	5,674,551	1.36	1.18 to 1.65	0.90 to 1.37

MML Balanced Allocation Sub-Account
2015	1,617,612	13.25 to 13.76	22,139,385	2.75	1.18 to 1.65	(1.99) to (1.53)
2014	1,640,251	13.52 to 13.97	22,806,437	2.10	1.18 to 1.65	3.62 to 4.11
2013	1,640,619	13.05 to 13.42	21,916,361	2.40	1.18 to 1.65	12.61 to 13.14
2012	1,365,955	11.59 to 11.86	16,134,504	1.83	1.18 to 1.65	10.56 to 11.08
2011	1,126,363	10.48 to 10.68	11,984,856	2.59	1.18 to 1.65	0.07 to 0.54

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
MML Blend Sub-Account
2015	3,997,772	$17.06 to $17.92	$69,425,034	2.13%	1.18% to 1.65%	(1.56)% to (1.09)%
2014	4,389,017	17.33 to 18.12	77,098,253	2.07	1.18 to 1.65	9.17 to 9.69
2013	4,691,661	15.87 to 16.52	75,157,582	2.03	1.18 to 1.65	18.35 to 18.90
2012	5,229,251	13.41 to 13.89	70,403,039	2.12	1.18 to 1.65	10.80 to 11.32
2011	5,230,347	12.11 to 12.48	63,273,986	2.05	1.18 to 1.65	3.07 to 3.55

MML Blue Chip Growth Sub-Account
2015	809,762	27.22 to 28.89	23,072,860	-	1.18 to 1.65	9.28 to 9.79
2014	835,630	24.91 to 26.31	21,697,218	-	1.18 to 1.65	7.34 to 7.85
2013	893,864	23.21 to 24.40	21,539,034	0.22	1.18 to 1.65	39.02 to 39.67
2012	975,201	16.69 to 17.47	16,824,358	0.09	1.18 to 1.65	16.37 to 16.92
2011	830,159	14.34 to 14.94	12,255,296	0.04	1.18 to 1.65	(0.29) to 0.18

MML Capital Guardian Asset Allocation Sub-Account
2015	-	-	-	-	-	-
2014	-	-	-	-	-	-
2013	-	-	-	-	-	-
2012[4]	-	-	-	2.55	1.18 to 1.65	5.44 to 5.60
2011	2,609,265	12.83 to 13.36	34,490,062	2.01	1.18 to 1.65	0.02 to 0.49

MML China Sub-Account
2015	-	-	-	-	-	-
2014[9]	-	15.54	-	-	1.18	(6.48)
2013	16,946	16.62	281,596	1.10	1.18	9.94
2012	19,576	15.11	295,874	-	1.18	23.78
2011	22,292	12.21	272,192	-	1.18	(20.07)

MML Concentrated Growth Sub-Account
2015	-	-	-	-	-	-
2014	-	-	-	-	-	-
2013	-	-	-	-	-	-
2012	-	-	-	2.18	1.18 to 1.65	10.27 to 10.44
2011	2,067,121	6.09 to 8.06	15,803,082	0.70	1.18 to 1.65	(2.39) to (1.93)

MML Conservative Allocation Sub-Account
2015	1,530,928	13.18 to 13.68	20,792,882	2.85	1.18 to 1.65	(2.01) to (1.55)
2014	1,562,650	13.45 to 13.89	21,569,432	2.51	1.18 to 1.65	3.41 to 3.89
2013	1,597,293	13.00 to 13.37	21,221,519	2.33	1.18 to 1.65	9.50 to 10.01
2012	1,499,407	11.88 to 12.15	18,122,844	2.02	1.18 to 1.65	9.58 to 10.09
2011	1,137,933	10.84 to 11.04	12,505,634	2.87	1.18 to 1.65	0.90 to 1.37

MML Core Allocation Sub-Account
2015	338,043	17.44	5,895,426	1.32	1.18	(2.28)
2014	325,378	17.85	5,806,730	1.01	1.18	6.78
2013	269,238	16.71	4,499,784	1.35	1.18	16.91
2012	217,914	14.30	3,115,127	1.60	1.18	10.38
2011	176,904	12.95	2,290,971	1.60	1.18	(1.33)

MML Emerging Growth Sub-Account
2015	-	-	-	-	-	-
2014	-	-	-	-	-	-
2013	-	-	-	-	-	-
2012[4]	-	-	-	-	1.18 to 1.65	6.38 to 6.55
2011	463,453	4.68 to 4.95	2,251,729	-	1.18 to 1.65	(8.07) to (7.64)

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
MML Equity Sub-Account
2015	2,430,415	$14.32 to $15.52	$35,410,690	2.07%	1.18% to 1.65%	(5.01)% to (4.56)%
2014	2,656,177	15.07 to 16.26	40,620,131	1.55	1.18 to 1.65	9.74 to 10.26
2013	2,953,361	13.74 to 14.75	41,001,775	1.87	1.18 to 1.65	31.14 to 31.71
2012	3,357,040	10.48 to 11.20	35,418,591	1.93	1.18 to 1.65	14.10 to 4.69
2011	3,768,922	9.18 to 9.76	34,598,320	1.53	1.18 to 1.65	(5.33) to (4.88)

MML Equity Income Sub-Account
2015	956,478	20.45 to 21.71	20,546,904	1.88	1.18 to 1.65	(8.41) to (7.98)
2014	1,030,105	22.33 to 23.59	24,057,813	1.68	1.18 to 1.65	5.78 to 6.28
2013	1,168,326	21.11 to 22.19	25,669,001	1.88	1.18 to 1.65	27.81 to 28.41
2012	1,250,929	16.52 to 17.28	21,409,135	2.11	1.18 to 1.65	15.39 to 15.94
2011	1,386,649	14.31 to 14.91	20,467,832	1.64	1.18 to 1.65	(2.41) to (1.96)

MML Equity Index Sub-Account
2015	1,161,343	14.38 to 15.59	17,880,570	1.46	1.18 to 1.65	(0.66) to (0.19)
2014	1,250,533	14.41 to 15.70	19,347,065	1.37	1.18 to 1.65	11.32 to 11.85
2013	1,350,989	12.88 to 14.10	18,700,979	1.54	1.18 to 1.65	29.77 to 30.30
2012	1,463,333	9.89 to 10.87	15,584,934	1.52	1.18 to 1.65	13.50 to 4.12
2011	1,605,647	8.66 to 9.57	14,986,440	1.58	1.18 to 1.65	0.05 to 0.52

MML Focused Equity Sub-Account
2015	49,281	13.71 to 13.95	685,058	1.63	1.18 to 1.65	(10.64) to (10.22)
2014	49,944	15.35 to 15.54	774,131	0.33	1.18 to 1.65	10.14 to 10.66
2013	56,099	13.93 to 14.04	786,533	-	1.18 to 1.65	35.39 to 36.03
2012[8]	19,763	10.29 to 10.32	203,890	0.79	1.18 to 1.65	2.91 to 3.23

MML Foreign Sub-Account
2015	931,453	12.27 to 12.99	11,924,207	2.82	1.18 to 1.65	(5.74) to (5.30)
2014	1,004,850	12.96 to 13.78	13,606,586	2.22	1.18 to 1.65	(8.49) to (8.06)
2013	1,056,756	14.09 to 15.06	15,619,542	1.89	1.18 to 1.65	18.83 to 19.39
2012	1,189,687	11.80 to 12.67	14,764,304	2.12	1.18 to 1.65	17.11 to 17.66
2011	1,366,620	10.03 to 10.82	14,461,410	1.85	1.18 to 1.65	(11.38) to (10.95)

MML Fundamental Growth Sub-Account
2015	10,906	14.21 to 14.45	157,032	0.76	1.18 to 1.65	4.18 to 4.67
2014	6,088	13.64 to 13.81	83,814	0.78	1.18 to 1.65	9.00 to 9.52
2013	3,989	12.51 to 12.61	50,217	-	1.18 to 1.65	29.82 to 30.43
2012[8]	2,331	9.64 to 9.67	22,528	1.12	1.18 to 1.65	(3.64) to (3.33)

MML Fundamental Value Sub-Account
2015	49,236	13.62 to 13.86	681,047	1.21	1.18 to 1.65	(4.77) to (4.32)
2014	36,338	14.30 to 14.48	525,256	1.51	1.18 to 1.65	9.17 to 9.68
2013	22,233	13.10 to 13.20	293,161	2.25	1.18 to 1.65	28.42 to 29.02
2012[8]	4,561	10.20 to 10.23	46,653	1.04	1.18 to 1.65	2.01 to 2.33

MML Global Sub-Account
2015	1,140,447	8.42 to 11.29	12,731,922	1.14	1.18 to 1.65	(2.97) to (2.51)
2014	1,220,647	8.64 to 11.63	14,063,518	0.85	1.18 to 1.65	2.30 to 2.78
2013	1,334,249	8.40 to 11.37	15,008,923	1.17	1.18 to 1.65	26.24 to 26.83
2012	1,456,977	6.63 to 9.01	12,981,879	1.02	1.18 to 1.65	21.76 to 22.33
2011	1,674,922	5.42 to 7.40	12,227,098	0.95	1.18 to 1.65	(5.72) to (5.28)

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
MML Growth Sub-Account
2015	110,713	$23.62	$2,615,119	0.68%	1.18%	5.16%
2014	108,167	22.46	2,429,597	0.44	1.18	6.73
2013	100,769	21.05	2,120,790	0.32	1.18	28.04
2012	87,331	16.44	1,435,412	0.20	1.18	16.03
2011	76,630	14.17	1,085,524	0.28	1.18	(5.85)

MML Growth & Income Sub-Account
2015	1,527,989	19.47 to 20.67	31,202,539	1.17	1.18 to 1.65	(1.15) to (0.69)
2014	1,681,985	19.70 to 20.81	34,614,199	1.14	1.18 to 1.65	9.37 to 9.88
2013	1,899,487	18.01 to 18.94	35,587,799	1.32	1.18 to 1.65	30.36 to 30.98
2012	2,170,339	13.82 to 14.46	31,063,914	1.24	1.18 to 1.65	17.53 to 18.08
2011	2,523,706	11.76 to 12.24	30,589,328	1.08	1.18 to 1.65	(3.43) to (2.98)

MML Growth Allocation Sub-Account
2015	3,038,614	13.90 to 14.43	43,796,409	2.44	1.18 to 1.65	(2.34) to (1.88)
2014	2,758,023	14.24 to 14.71	40,509,380	1.59	1.18 to 1.65	4.04 to 4.53
2013	2,523,887	13.68 to 14.07	35,462,845	1.77	1.18 to 1.65	20.63 to 21.20
2012	2,219,779	11.34 to 11.61	25,736,556	1.41	1.18 to 1.65	12.61 to 13.14
2011	1,872,953	10.07 to 10.26	19,199,347	1.89	1.18 to 1.65	(2.04) to (1.58)

MML High Yield Sub-Account (Service Class I)
2015	192,542	13.18 to 13.54	2,591,309	6.41	1.18 to 1.65	(3.00) to (2.54)
2014	207,523	13.59 to 13.89	2,866,859	6.52	1.18 to 1.65	(0.94) to (0.47)
2013	217,064	13.72 to 13.96	3,014,190	6.27	1.18 to 1.65	8.78 to 9.30
2012	168,802	12.61 to 12.77	2,147,237	6.55	1.18 to 1.65	14.62 to 15.16
2011	114,256	11.00 to 11.09	1,264,319	7.94	1.18 to 1.65	4.05 to 4.54

MML Income & Growth Sub-Account
2015	1,659,931	13.57 to 14.21	26,884,539	1.87	1.18 to 1.65	(1.73) to (1.27)
2014	1,853,760	13.74 to 14.46	30,510,750	1.81	1.18 to 1.65	7.43 to 7.94
2013	2,050,787	12.73 to 13.46	31,453,767	1.75	1.18 to 1.65	22.58 to 23.15
2012	2,342,571	10.34 to 10.98	29,333,007	1.07	1.18 to 1.65	10.12 to 10.64
2011	2,740,283	9.34 to 9.97	31,118,133	2.96	1.18 to 1.65	3.88 to 4.37

MML Inflation-Protected and Income Sub-Account
2015	1,117,936	12.73 to 13.51	14,894,536	1.12	1.18 to 1.65	(3.12) to (2.66)
2014	1,248,519	13.14 to 13.88	17,098,105	2.77	1.18 to 1.65	1.76 to 2.24
2013	1,406,708	12.91 to 13.57	18,835,255	1.84	1.18 to 1.65	(10.18) to (9.76)
2012	1,671,196	14.37 to 15.04	24,806,537	3.15	1.18 to 1.65	5.14 to 5.63
2011	1,695,939	13.67 to 14.24	23,844,566	4.95	1.18 to 1.65	11.64 to 12.16

MML International Sub-Account
2015	94,847	15.16	1,437,683	0.91	1.18	(6.05)
2014	84,133	16.13	1,357,385	0.87	1.18	(4.23)
2013	71,534	16.85	1,205,112	0.94	1.18	19.67
2012	62,419	14.08	878,697	1.30	1.18	16.00
2011	59,766	12.14	725,303	1.45	1.18	(15.36)

MML International Equity Sub-Account
2015	3,457	8.58	29,661	0.20	1.18	(6.21)
2014[10]	1,632	9.15	14,932	7.25	1.18	(8.52)

MML Large Cap Growth Sub-Account
2015	1,347,339	10.88 to 13.25	17,064,632	-	1.18 to 1.65	3.40 to 3.89
2014	1,486,360	10.48 to 12.81	18,147,606	-	1.18 to 1.65	7.72 to 8.23
2013	1,632,459	9.68 to 11.90	18,402,946	0.38	1.18 to 1.65	31.35 to 31.97
2012	1,867,203	7.33 to 9.06	16,003,639	0.06	1.18 to 1.65	13.91 to 14.45
2011	2,086,348	6.41 to 7.95	15,644,962	0.22	1.18 to 1.65	(5.27) to (4.82)

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
MML Managed Bond Sub-Account (Initial Class)
2015	1,849,581	$17.98 to $18.32	$34,372,554	2.83%	1.18% to 1.65%	(2.37)% to (1.91)%
2014	1,937,251	18.41 to 18.67	36,753,543	3.22	1.18 to 1.65	4.71 to 5.21
2013	2,193,649	17.59 to 17.75	39,644,002	3.09	1.18 to 1.65	(3.25) to (2.79)
2012	2,567,131	18.18 to 18.26	47,714,877	2.86	1.18 to 1.65	4.04 to 4.53
2011	2,727,516	17.47	48,438,560	3.66	1.18 to 1.65	5.56 to 6.06

MML Managed Bond Sub-Account (Service Class)
2015	225,621	12.24	2,760,859	2.57	1.40	(2.37)
2014	260,378	12.53	3,263,656	2.93	1.40	4.71
2013	370,223	11.97	4,431,541	2.84	1.40	(3.25)
2012	485,296	12.37	6,003,936	2.67	1.40	4.04
2011	354,608	11.89	4,216,920	3.51	1.40	5.56

MML Managed Volatility Sub-Account
2015	1,028,682	13.26 to 14.08	14,337,163	1.76	1.18 to 1.65	1.32 to 1.80
2014	1,142,462	13.09 to 13.83	15,655,882	0.70	1.18 to 1.65	2.69 to 3.17
2013	1,291,369	12.74 to 13.41	17,155,126	1.38	1.18 to 1.65	15.90 to 16.45
2012	1,437,014	10.99 to 11.51	16,400,966	0.69	1.18 to 1.65	11.31 to 11.83
2011	1,678,444	9.88 to 10.29	17,121,843	0.87	1.18 to 1.65	(5.46) to (5.02)

MML Mid Cap Growth Sub-Account
2015	2,080,312	30.70 to 37.78	85,632,767	-	1.18 to 1.65	5.04 to 5.53
2014	2,231,598	29.09 to 35.97	87,575,237	-	1.18 to 1.65	11.42 to 11.94
2013	2,450,312	25.99 to 32.28	86,456,989	0.28	1.18 to 1.65	34.45 to 35.09
2012	2,744,494	19.24 to 24.01	72,138,093	-	1.18 to 1.65	11.92 to 12.44
2011	3,179,314	17.11 to 21.45	75,155,839	-	1.18 to 1.65	(2.84) to (2.38)

MML Mid Cap Value Sub-Account
2015	1,622,728	32.16 to 34.59	53,609,224	1.89	1.18 to 1.65	(3.07) to (2.61)
2014	1,792,658	33.18 to 35.52	60,823,221	1.59	1.18 to 1.65	14.75 to 15.29
2013	1,943,978	28.91 to 30.81	57,207,401	1.80	1.18 to 1.65	28.30 to 28.90
2012	2,241,679	22.54 to 23.90	51,178,295	1.63	1.18 to 1.65	14.79 to 15.33
2011	2,572,929	19.63 to 20.72	50,848,634	1.98	1.18 to 1.65	(2.26) to (1.80)

MML Moderate Allocation Sub-Account
2015	3,950,939	13.59 to 14.11	55,534,384	2.37	1.18 to 1.65	(2.27) to (1.81)
2014	3,791,830	13.91 to 14.37	54,288,422	1.69	1.18 to 1.65	3.89 to 4.38
2013	3,542,737	13.39 to 13.77	48,608,120	1.82	1.18 to 1.65	15.65 to 16.19
2012	3,160,802	11.58 to 11.85	37,336,494	1.51	1.18 to 1.65	11.32 to 11.84
2011	2,615,453	10.40 to 10.59	27,610,427	2.02	1.18 to 1.65	(0.65) to (0.18)

MML Money Market Sub-Account
2015	3,438,830	8.94 to 9.28	31,656,366	0.01	1.18 to 1.65	(1.64) to (1.17)
2014	3,800,027	9.09 to 9.39	35,429,290	-	1.18 to 1.65	(1.64) to (1.17)
2013	4,284,388	9.24 to 9.50	40,456,251	-	1.18 to 1.65	(1.64) to (1.17)
2012	5,000,650	9.40 to 9.62	47,826,805	-	1.18 to 1.65	(1.64) to (1.18)
2011	1,288,821	9.55 to 9.73	12,472,178	-	1.18 to 1.65	(1.63) to (1.17)

MML NASDAQ-100® Sub-Account
2015	-	-	-	-	-	-
2014	-	-	-	-	-	-
2013	-	-	-	-	-	-
2012[4]	-	-	-	0.39	1.18 - 1.65	15.42 - 15.60
2011	931,254	4.92 to 5.19	4,745,410	0.26	1.18 - 1.65	1.45 - 1.92

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
MML Short-Duration Bond Sub-Account
2015	273,140	$10.20 to $10.47	$2,843,717	2.12%	1.18% to 1.65%	(0.97)% to (0.50)%
2014	247,332	10.30 to 10.53	2,588,217	2.16	1.18 to 1.65	(0.54) to (0.07)
2013	257,800	10.36 to 10.54	2,700,729	1.70	1.18 to 1.65	(0.91) to (0.44)
2012	271,448	10.45 to 10.58	2,862,200	1.93	1.18 to 1.65	1.08 to 1.56
2011	154,535	10.34 to 10.42	1,605,906	1.57	1.18 to 1.65	1.64 to 2.11

MML Small Cap Equity Sub-Account
2015	816,603	23.26 to 23.92	20,466,039	0.84	1.18 to 1.65	(7.18) to (6.74)
2014	908,314	24.95 to 25.77	24,502,544	0.97	1.18 to 1.65	10.32 to 10.84
2013	1,009,251	22.51 to 23.36	24,641,467	1.00	1.18 to 1.65	38.72 to 39.37
2012	1,098,636	16.15 to 16.84	19,295,451	-	1.18 to 1.65	16.44 to 16.99
2011	1,214,911	13.80 to 14.46	18,253,897	0.92	1.18 to 1.65	(3.77) to (3.32)

MML Small Cap Index Sub-Account
2015	-	-	-	-	-	-
2014	-	-	-	-	-	-
2013	-	-	-	-	-	-
2012[4]	-	-	-	0.93	1.18 to 1.65	7.19 to 7.35
2011	658,844	14.85 to 17.02	10,733,032	0.68	1.18 to 1.65	(1.09) to (0.63)

MML Small Cap Growth Equity Sub-Account
2015	575,491	17.11 to 23.77	12,458,633	-	1.18 to 1.65	(6.65) to (6.21)
2014	616,203	18.24 to 25.47	14,265,811	-	1.18 to 1.65	4.17 to 4.66
2013	692,330	17.43 to 24.45	15,502,672	-	1.18 to 1.65	46.09 to 46.77
2012	758,322	11.88 to 16.74	11,537,884	-	1.18 to 1.65	11.55 to 12.08
2011	858,572	10.60 to 15.00	11,844,950	-	1.18 to 1.65	(6.78) to (6.35)

MML Small Company Value Sub-Account
2015	38,850	20.38	791,729	0.14	1.18	(6.75)
2014	37,818	21.86	826,506	-	1.18	(0.94)
2013	32,133	22.06	708,905	1.13	1.18	29.81
2012	27,640	17.00	469,765	-	1.18	13.63
2011	19,304	14.96	288,729	-	1.18	(2.71)

MML Small/Mid Cap Value Sub-Account
2015	499,238	25.05 to 26.58	13,148,757	0.71	1.18 to 1.65	(7.08) to (6.64)
2014	542,771	26.95 to 28.47	15,321,553	0.62	1.18 to 1.65	7.65 to 8.16
2013	610,841	25.04 to 26.32	15,946,060	0.72	1.18 to 1.65	35.92 to 36.56
2012	676,687	18.42 to 19.28	12,943,056	0.70	1.18 to 1.65	17.11 to 17.66
2011	779,835	15.73 to 16.38	12,667,235	0.57	1.18 to 1.65	(9.01) to (8.58)

MML Strategic Emerging Markets Sub-Account
2015	74,450	11.06	823,451	0.89	1.18	(15.36)
2014	66,480	13.07	868,736	0.05	1.18	(6.74)
2013	66,432	14.01	930,823	-	1.18	(7.84)
2012	63,472	15.20	964,997	0.18	1.18	14.55
2011	54,802	13.27	727,383	0.01	1.18	(23.35)

MML Total Return Bond Sub-Account
2015	138,282	10.13 to 10.31	1,422,121	3.19	1.18 to 1.65	(1.68) to (1.22)
2014	145,278	10.30 to 10.43	1,512,779	1.70	1.18 to 1.65	2.72 to 3.20
2013	115,991	10.03 to 10.11	1,170,537	2.11	1.18 to 1.65	(3.45) to (3.00)
2012[8]	57,186	10.39 to 10.42	595,556	0.94	1.18 to 1.65	3.89 to 4.22

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)

Oppenheimer Capital Appreciation Sub-Account
2015	3,033,101	$12.82 to $17.30	$47,274,816	0.09%	1.18% to 1.65%	1.85% to 2.33%
2014	3,317,538	12.53 to 16.98	50,644,098	0.44	1.18 to 1.65	13.52 to 14.05
2013	3,723,008	10.98 to 14.96	49,964,255	0.98	1.18 to 1.65	27.62 to 28.22
2012	4,285,418	8.57 to 11.72	44,995,362	0.66	1.18 to 1.65	12.25 to 12.78
2011	4,826,761	7.59 to 10.44	45,102,958	0.38	1.18 to 1.65	(2.76) to (2.31)

Oppenheimer Conservative Balanced Sub-Account
2015	1,290,912	12.80 to 13.27	17,161,471	2.29	1.18 to 1.65	(0.82) to (0.35)
2014	1,466,132	12.90 to 13.32	19,591,109	2.02	1.18 to 1.65	6.43 to 6.93
2013	1,739,141	12.12 to 12.46	21,769,920	2.35	1.18 to 1.65	11.32 to 11.84
2012	2,037,643	10.89 to 11.14	22,833,859	1.61	1.18 to 1.65	10.50 to 11.02
2011	1,293,782	9.86 to 10.03	13,063,511	2.39	1.18 to 1.65	(0.92) to (0.46)

Oppenheimer Core Bond Sub-Account
2015	600,440	13.87	8,325,446	4.06	1.40	(0.44)
2014	689,781	13.93	9,606,733	5.25	1.40	5.77
2013	806,728	13.17	10,622,141	5.17	1.40	(1.49)
2012	967,045	13.37	12,925,369	4.95	1.40	8.75
2011	1,171,809	12.29	14,401,412	6.14	1.40	6.77

Oppenheimer Discovery Mid Cap Growth Sub-Account
2015	2,812,469	8.05 to 14.19	30,572,498	-	1.18 to 1.65	4.86 to 5.36
2014	3,125,418	7.64 to 13.54	32,344,677	-	1.18 to 1.65	4.05 to 4.54
2013	3,437,821	7.30 to 13.01	34,239,639	0.01	1.18 to 1.65	33.76 to 34.39
2012	3,871,547	5.44 to 9.73	28,799,006	-	1.18 to 1.65	14.54 to 15.08
2011	4,181,591	4.72 to 8.49	27,255,956	-	1.18 to 1.65	(0.56) to (0.09)

Oppenheimer Global Sub-Account
2015	3,845,545	19.09 to 26.93	89,330,979	1.30	1.18 to 1.65	2.24 to 2.72
2014	4,157,137	18.58 to 26.33	94,313,513	1.11	1.18 to 1.65	0.62 to 1.09
2013	4,592,335	18.38 to 26.17	103,594,352	1.38	1.18 to 1.65	25.22 to 25.81
2012	5,159,214	14.61 to 20.90	92,994,291	2.15	1.18 to 1.65	19.28 to 19.84
2011	6,000,954	12.19 to 17.52	91,320,019	1.32	1.18 to 1.65	(9.79) to (9.36)

Oppenheimer Global Multi-Alternatives Sub-Account
2015	3,667	9.43	34,575	0.11	1.18	(5.00)
2014[10]	3,110	9.92	30,870	5.40	1.18	(0.75)

Oppenheimer Global Strategic Income Sub-Account
2015	2,456,626	19.11 to 19.62	48,745,144	5.91	1.18 to 1.65	(3.86) to (3.41)
2014	2,730,347	19.88 to 20.31	56,165,329	4.25	1.18 to 1.65	1.16 to 1.63
2013	3,050,880	19.65 to 19.99	61,812,327	5.03	1.18 to 1.65	(1.77) to (1.30)
2012	3,437,337	20.00 to 20.25	70,637,473	5.87	1.18 to 1.65	11.67 to 12.20
2011	3,569,638	17.91 to 18.05	65,399,487	3.36	1.18 to 1.65	(0.79) to (0.33)

Oppenheimer High Income Sub-Account
2015	-	-	-	-	-	-
2014	-	-	-	-	-	-
2013	-	-	-	-	-	-
2012[7]	-	-	-	16.21	1.18 to 1.65	11.33 to 11.76
2011	1,639,788	3.63 to 3.79	6,111,637	9.62	1.18 to 1.65	(3.93) to (3.48)

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
Oppenheimer International Growth Sub-Account
2015	1,238,909	$14.38 to $19.16	$25,245,664	1.17%	1.18% to 1.65%	1.74% to 2.22%
2014	1,316,925	14.06 to 18.83	26,476,484	1.19	1.18 to 1.65	(8.74) to (8.31)
2013	1,401,487	15.34 to 20.63	31,032,899	1.35	1.18 to 1.65	23.81 to 24.39
2012	1,582,672	12.33 to 16.66	28,490,974	1.47	1.18 to 1.65	20.22 to 20.78
2011	1,856,027	10.21 to 13.86	28,102,018	1.01	1.18 to 1.65	(8.68) to (8.25)

Oppenheimer Main Street Sub-Account
2015	3,117,294	15.05 to 16.30	50,489,499	0.93	1.18 to 1.65	1.64 to 2.12
2014	3,412,993	14.74 to 16.03	54,205,817	0.83	1.18 to 1.65	8.89 to 9.40
2013	3,829,469	13.47 to 14.73	55,720,753	1.11	1.18 to 1.65	29.62 to 30.23
2012	4,406,149	10.35 to 11.36	49,322,508	1.03	1.18 to 1.65	14.95 to 15.50
2011	3,964,847	8.96 to 9.88	38,447,344	0.87	1.18 to 1.65	(1.65) to (1.18)

Oppenheimer Money Sub-Account
2015	925,890	10.35 to 10.68	10,512,210	0.01	1.18 to 1.65	(1.63) to (1.16)
2014	1,057,285	10.52 to 10.80	12,170,028	0.01	1.18 to 1.65	(1.63) to (1.16)
2013	1,211,734	10.70 to 10.93	14,158,984	0.01	1.18 to 1.65	(1.62) to (1.16)
2012	1,557,772	10.88 to 11.06	18,378,896	0.01	1.18 to 1.65	(1.63) to (1.17)
2011	1,876,992	11.06 to 11.19	22,468,530	0.01	1.18 to 1.65	(1.62) to (1.16)

Panorama Growth Sub-Account
2015	-	-	-	-	-	-
2014	-	-	-	-	-	-
2013	-	-	-	-	-	-
2012[6]	-	-	-	1.24	1.18 to 1.65	13.75 to 13.92
2011	876,545	8.87 to 8.97	10,194,977	0.82	1.18 to 1.65	(1.39) to (0.93)

Panorama Total Return Sub-Account
2015	-	-	-	-	-	-
2014	-	-	-	-	-	-
2013	-	-	-	-	-	-
2012[5]	-	-	-	2.51	1.18 to 1.65	5.65 to 5.81
2011	1,018,641	9.13 to 9.43	11,961,108	2.81	1.18 to 1.65	(1.40) to (0.94)

PIMCO CommodityRealReturn® Strategy Sub-Account
2015	299,974	4.94 to 5.17	1,536,894	4.52	1.18 to 1.65	(26.88) to (26.54)
2014	330,859	6.75 to 7.03	2,307,545	0.26	1.18 to 1.65	(19.95) to (19.58)
2013	331,930	8.43 to 8.74	2,878,687	1.70	1.18 to 1.65	(16.11) to (15.72)
2012	355,271	10.05 to 10.37	3,656,736	2.37	1.18 to 1.65	3.40 to 3.89
2011	380,184	9.72 to 9.99	3,767,626	13.73	1.18 to 1.65	(9.05) to (8.63)

VY Clarion Global Real Estate Sub-Account
2015	196,168	13.49 to 14.11	2,740,032	2.96	1.18 to 1.65	(2.88) to (2.42)
2014	225,034	13.88 to 14.46	3,224,798	1.08	1.18 to 1.65	12.00 to 12.52
2013	210,574	12.40 to 12.85	2,682,173	5.54	1.18 to 1.65	2.01 to 2.49
2012	204,886	12.15 to 12.54	2,549,186	0.54	1.18 to 1.65	23.50 to 24.17
2011	177,804	9.83 to 10.10	1,783,916	3.27	1.18 to 1.65	(6.85) to (6.41)

[1]

The investment income ratios represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owners accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-account invests.

[2]

The expense ratios represent the annualized contract expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction of unit values. Charges made directly to contract owners accounts through the redemption of units and expenses of the underlying fund have been excluded.

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

[3]

The total returns are for the periods indicated, including changes in the value of the underlying fund, and the expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns and unit values are not within the ranges presented.

[4]	Effective April 27, 2012, this fund closed and is no longer available.
[5]	For the period January 1, 2012 through April 27, 2012. Effective April 27, 2012, Panorama Total Return Sub-Account merged into Oppenheimer Capital Income Sub-Account.
[6]	For the period January 1, 2012 through April 27, 2012. Effective April 27, 2012, Panorama Growth Sub-Account merged into Oppenheimer Main Street Sub-Account.
[7]	For the period January 1, 2012 through October 26, 2012. Effective October 26, 2012 Oppenheimer High Income Sub-Account merged into Oppenheimer Global Strategic Income Sub-Account.
[8]	For the period May 1, 2012 through December 31, 2012. Effective May 1, 2012, this fund became available as an investment option in the Separate Account.
[9]	For the period January 1, 2014 through April 27, 2014. Effective April 28, 2014, MML China Fund merged into MML Foreign Fund.
[10]	For the period May 1, 2014 (date this fund became available as an investment option in the Separate Account) through December 31, 2014.

B.	The Separate Account assesses charges associated with the contract. These charges are either assessed as a direct reduction in unit values or through a redemption of units for all contracts contained within the Separate Account.

Mortality and Expense Risk Charge*	This charge is equal, on an annual basis, to 1.03% - 1.50% of the daily value of the assets invested in each fund.
This charge is assessed through a reduction in unit values.

Administrative Charge	This charge is equal, on an annual basis, to 0.15% of the daily value of the assets invested in each fund.
This charge is assessed through a reduction in unit values.

Annual Contract Maintenance Charge	$0 - $40 per contract, annually.
This charge is assessed through the redemption of units.

Contingent Deferred Sales Charge	0.00% - 8.00%
This charge is assessed through the redemption of units.

Death Benefit Options
Charges for these options are annualized and are assessed through a redemption of units.

A. Reset Death Benefit**	0.00% - 0.20%

B. Ratchet Death Benefit***	0.00% - 0.70%

*	The Panorama Premier segment charges its contract owners a mortality and expense risk charge equal, on an annual basis, to 1.25% of the daily value of the assets invested in each fund. Subject to state availability, contracts issued on or after September 10, 2001 will receive an increase in the contract value allocated to the fund by 0.15% on each contract anniversary.
**	For Panorama Passage the charge for the Reset Death Benefit is 0.10% on an annual basis of the daily value of the contract value allocated to the funds and the fixed accounts, unless the charge exceeds the maximum charge, in which case, the charge is the maximum charge. The maximum charge is 0.20% on an annual basis of the daily value of the contract value allocated to the funds.
***	The Ratchet Death Benefit is 0.25% for Panorama Passage and 0.15% for Panorama Premier on an annual basis of the daily value of the contract value allocated to the funds and the fixed accounts, unless that charge exceeds the maximum, in this case the charge is the maximum charge. The maximum charge is 0.35% if age 60 or less at contract issue, 0.50% if age 61 through age 70 at contract issue, and 0.70% if age 71 or older at contract issue, of the contract value allocated to the funds.

9.	SUBSEQUENT EVENTS

The Separate Account’s management has reviewed events occurring through March 3, 2016 the date the financial statements were issued and no subsequent events occurred requiring accrual or disclosure.

C.M. LIFE INSURANCE COMPANY

STATUTORY FINANCIAL STATEMENTS

As of December 31, 2015 and 2014 and

for the years ended December 31, 2015, 2014 and 2013

C.M. LIFE INSURANCE COMPANY

STATUTORY FINANCIAL STATEMENTS

Independent Auditors’ Report

The Board of Directors and Shareholder of

C.M. Life Insurance Company:

We have audited the accompanying financial statements of C.M. Life Insurance Company (the Company), which comprise the statutory statements of financial position as of December 31, 2015 and 2014, and the related statutory statements of operations, changes in shareholder’s equity, and cash flows for the three-year period ended December 31, 2015, and the related notes to the statutory financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with statutory accounting practices prescribed or permitted by the State of Connecticut Insurance Department. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company using statutory accounting practices prescribed or permitted by the State of Connecticut Insurance Department, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the financial statements are not intended to be presented in accordance with U.S. generally accepted accounting principles.

The effects on the financial statements of the variances between the statutory accounting practices described in Note 2 and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the variances between statutory accounting practices and U.S. generally accepted accounting principles discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles paragraph, the financial statements referred to above do not present fairly, in accordance with U.S. generally accepted accounting principles, the financial position of the Company as of December 31, 2015 and 2014, or the results of its operations or its cash flows for the three-year period ended December 31, 2015.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2015 and 2014, and the results of its operations and its cash flows for the three-year period ended December 31, 2015, in accordance with statutory accounting practices prescribed or permitted by the State of Connecticut Insurance Department described in Note 2.

/s/     KPMG LLP

Hartford, CT

February 19, 2016

C.M. LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF FINANCIAL POSITION

	December 31,
	2015	2014
	($ In Millions Except for Par Value)
Assets:

Bonds	$4,201	$4,305
Preferred stocks	30	29
Common stock – subsidiary and affiliate	238	218
Common stocks – unaffiliated	2	3
Mortgage loans	986	944
Policy loans	154	147
Real estate	-	24
Partnerships and limited liability companies	231	229
Derivatives	554	525
Cash, cash equivalents and short-term investments	314	205
Other invested assets	193	168

Total invested assets	6,903	6,797
Investment income due and accrued	100	95
Deferred income taxes	39	37
Other than invested assets	17	-

Total assets excluding separate accounts	7,059	6,929
Separate account assets	1,744	1,863

Total assets	$8,803	$8,792

Liabilities:

Policyholders’ reserves	$4,437	$4,536
Liabilities for deposit-type contracts	66	56
Contract claims and other benefits	23	10
Transfers due from separate accounts	(6)	(8)
Payable to parent	13	12
Federal income taxes	2	13
Asset valuation reserve	77	79
Repurchase agreements	240	240
Collateral	123	55
Derivatives	514	469
Other liabilities	174	163

Total liabilities excluding separate accounts	5,663	5,625
Separate account liabilities	1,744	1,862

Total liabilities	7,407	7,487

Shareholder’s equity:

Common stock, $200 par value 50,000 shares authorized, 12,500 shares issued and outstanding	3	3
Paid-in and contributed surplus	450	450
Surplus	943	852

Total shareholder’s equity	1,396	1,305

Total liabilities and shareholder’s equity	$8,803	$8,792

See notes to statutory financial statements

C.M. LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF OPERATIONS

	Years Ended December 31,
	2015	2014	2013
	(In Millions)
Revenue:
Premium income	$296	$318	$356
Net investment income	336	349	351
Fees and other income	62	59	41

Total revenue	694	726	748

Benefits and expenses:
Policyholders’ benefits	674	740	656
Change in policyholders’ reserves	(198)	(266)	(210)
General insurance expenses	26	36	36
Commissions	22	22	24
State taxes, licenses and fees	9	9	10

Total benefits and expenses	533	541	516

Net gain from operations before federal income taxes	161	185	232
Federal income tax expense	38	23	50

Net gain from operations	123	162	182
Net realized capital losses	(5)	(2)	(11)

Net income	$118	$160	$171

See notes to statutory financial statements

C.M. LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF CHANGES IN SHAREHOLDER’S EQUITY

	Years Ended December 31,
	2015	2014	2013

	(In Millions)
Shareholder’s equity, beginning of year	$1,305	$1,071	$961

Increase (decrease) due to:
Net income	118	160	171
Change in net unrealized capital gains (losses), net of tax	7	49	(30)
Change in net unrealized foreign exchange capital gains (losses), net of tax	(13)	(16)	3
Change in other net deferred income taxes	18	(71)	30
Change in nonadmitted assets	(35)	82	(50)
Change in reserve valuation basis	-	-	(4)
Change in asset valuation reserve	2	(11)	(3)
Prior period adjustments	(2)	8	(6)
Other	(4)	33	(1)

Net increase	91	234	110

Shareholder’s equity, end of year	$1,396	$1,305	$1,071

See notes to statutory financial statements

C.M. LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF CASH FLOWS

	Years Ended December 31,
	2015	2014	2013
	($ In Millions)
Cash from operations:
Premium and other income collected	$349	$377	$399
Net investment income	318	319	342
Benefit payments	(670)	(733)	(659)
Net transfers from separate accounts	100	113	140
Commissions and other expenses	(58)	(90)	(75)
Federal and foreign income taxes paid	(64)	(54)	(45)

Net cash from operations	(25)	(68)	102

Cash from investments:
Proceeds from investments sold, matured or repaid:
Bonds	708	1,596	1,319
Preferred and common stocks - unaffiliated	5	6	13
Mortgage loans	164	119	164
Real estate	25	5	2
Partnerships	52	53	57
Derivatives	3	137	(89)
Other	(12)	(73)	(76)

Total investment proceeds	945	1,843	1,390

Cost of investments acquired:
Bonds	(611)	(1,165)	(1,370)
Preferred and common stocks - unaffiliated	(3)	(7)	(8)
Common stocks - affiliated	-	(1)	(9)
Mortgage loans	(210)	(207)	(261)
Real estate	-	(3)	(1)
Partnerships	(67)	(37)	(81)
Derivatives	-	(8)	(20)
Other	(3)	(6)	40

Total investments acquired	(894)	(1,434)	(1,710)
Net (increase) decrease in policy loans	(7)	32	-

Net cash from investing activities	44	441	(320)

Cash from financing and other sources:
Net deposits (withdrawals) from deposit-type contracts	9	-	(6)
Change in repurchase and reverse repurchase agreements	-	53	(11)
Change in collateral	68	(60)	(59)
Other cash provided (used)	13	(376)	5

Net cash from financing and other sources	90	(383)	(71)

Net change in cash, cash equivalents and short-term investments	109	(10)	(289)
Cash, cash equivalents and short-term investments, beginning of year	205	215	504

Cash, cash equivalents and short-term investments, end of year	$314	$205	$215

See notes to statutory financial statements

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

1.	Nature of operations

These statutory financial statements include the accounts of C.M. Life Insurance Company (the Company), a wholly owned stock life insurance subsidiary of Massachusetts Mutual Life Insurance Company (MassMutual). MassMutual is a mutual life insurance company domiciled in the Commonwealth of Massachusetts. The Company provides life insurance and annuities to individuals and group life insurance to institutions.

MassMutual and its subsidiaries provide life insurance, disability income insurance, long-term care insurance, annuities, retirement products, investment management, mutual funds and trust services to individual and institutional customers in all 50 states of the U.S. and the District of Columbia and Puerto Rico. Products and services are offered primarily through its career agency system, broker-dealers, insurance brokers, wire houses, consultants and other third-party distributors.

2.	Summary of significant accounting policies

a.	Basis of presentation

The statutory financial statements have been prepared in conformity with the statutory accounting practices of the National Association of Insurance Commissioners (NAIC) and the accounting practices prescribed or permitted by the State of Connecticut Insurance Department (the Department).

Statutory accounting practices are different in some respects from financial statements prepared in accordance with United States (U.S.) generally accepted accounting principles (U.S. GAAP). The more significant differences between statutory accounting principles and U.S. GAAP are as follows: (a) bonds are generally carried at amortized cost, whereas U.S. GAAP generally reports bonds at fair value; (b) changes in the fair value of derivative financial instruments are recorded as changes in shareholder’s equity, whereas U.S. GAAP generally reports these changes as revenue unless deemed an effective hedge; (c) embedded derivatives are recorded as part of the underlying contract, whereas U.S. GAAP would identify and bifurcate certain embedded derivatives from the underlying contract or security and account for them separately at fair value; (d) income recognition on partnerships and limited liability companies (LLCs), which are accounted for under the equity method, is limited to the amount of cash distribution, whereas U.S. GAAP does not have this limitation; (e) changes in the balances of deferred income taxes, which provide for book versus tax temporary differences, are subject to limitation and are recorded in shareholder’s equity, whereas U.S. GAAP would generally include the change in deferred taxes in net income; (f) assets are reported at admitted asset value and assets designated as nonadmitted are excluded through a charge against shareholder’s equity, whereas U.S. GAAP recognizes all assets, net of any valuation allowances; (g) statutory policy reserves are based upon prescribed methods, such as the Commissioners’ Reserve Valuation Method, Commissioners’ Annuity Reserve Valuation Method or net level premium method, and prescribed statutory mortality, morbidity and interest assumptions at the time of issuance, whereas U.S. GAAP policy reserves would generally be based upon the net level premium method or the estimated gross margin method with estimates, at time of issuance, of future mortality, morbidity, persistency and interest; (h) policyholder reserves are presented net of reinsurance ceded, unearned ceded premium and unpaid ceded claims, whereas U.S. GAAP would report these reinsurance balances as an asset; (i) an asset valuation reserve (AVR) is reported as a contingency reserve to stabilize shareholder’s equity against fluctuations in the statement value of real estate, partnerships and LLCs and certain common stocks as well as credit-related changes in the value of bonds, mortgage loans and certain derivatives, whereas U.S. GAAP does not record this reserve; (j) after-tax realized capital gains (losses) that result from changes in the overall level of interest rates for all types of fixed-income investments and interest-related hedging activities are deferred into the interest maintenance reserve (IMR) and amortized into revenue, whereas U.S. GAAP reports these gains and losses as revenue; (k) changes to the mortgage loan valuation allowance are recognized in net unrealized capital gains (losses), net of tax, in the Statutory Statements of Changes in Shareholder’s Equity, whereas U.S. GAAP reports these changes in net realized capital gains (losses); (l) payments received for universal and variable life insurance products and certain variable and fixed deferred annuities are reported as premium income and corresponding change in reserves, whereas U.S. GAAP would treat these payments as deposits to policyholders’ account balances; (m) certain acquisition costs, such as commissions and other variable costs, directly related to acquiring new business are charged to current operations as incurred, whereas U.S. GAAP would generally capitalize these expenses and amortize them based on profit emergence over the expected life of the policies or over the premium payment period; and (n) comprehensive income is not presented, whereas U.S. GAAP presents changes in unrealized capital gains (losses) and foreign currency translations as other comprehensive income.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The preparation of financial statements requires management to make estimates and assumptions that impact the reported amounts of assets and liabilities, the disclosure of assets and liabilities as of the date of the statutory financial statements and the reported amounts of revenues and expenses during the reporting periods. The most significant estimates include those used in determining the carrying values of investments including the amount of mortgage loan investment valuation reserves, other-than-temporary impairment(s) (OTTI), the liabilities for policyholders’ reserves, the determination of admissible deferred tax assets (DTAs), the liability for taxes and the liability for litigation or other contingencies. Future events including, but not limited to, changes in the level of mortality, morbidity, interest rates, persistency, asset valuations and defaults could cause results to differ from the estimates used in the statutory financial statements. Although some variability is inherent in these estimates, management believes the amounts presented are appropriate.

b.	Corrections of errors and reclassifications

For the year ended December 31, 2015, corrections of prior year errors were recorded in shareholder’s equity, net of tax:

	Decrease to:

	Prior Year Net Income	Current Year Shareholder’s Equity	Correction of Asset or Liability Balances

	(In Millions)

Fees and other income	$(2)	$(2)	$2

Total	$(2)	$(2)	$2

For the year ended December 31, 2014, corrections of prior year errors were recorded in shareholder’s equity:

	Increase (Decrease) to:

	Prior Year Net Income	Current Year Shareholder’s Equity	Correction of Asset or Liability Balances

	(In Millions)

Other liabilities	$11	$11	$(11)
Policyholders’ reserves	(3)	(3)	3

Total	$8	$8	$(8)

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

For the year ended December 31, 2013, corrections of prior year errors were recorded in shareholder’s equity on a pre-tax basis with any associated tax corrections reported through net income:

	Decrease to:

	Prior Year Net Income	Current Year Shareholder’s Equity	Correction of Asset or Liability Balances

	(In Millions)

Premium income	$(6)	$(6)	$6

Total	$(6)	$(6)	$6

Certain prior year amounts within these financial statements have been reclassified to conform to the current year presentation.

c.	Bonds

Bonds are generally valued at amortized cost using the constant yield interest method with the exception of NAIC Category 6 bonds, which are in or near default, and certain residential mortgage-backed securities (RMBS) and commercial mortgage-backed securities (CMBS), which are rated by outside modelers, which are carried at the lower of amortized cost or fair value. NAIC ratings are applied to bonds and other securities. Categories 1 and 2 are considered investment grade, while Categories 3 through 6 are considered below investment grade. Bond transactions are recorded on a trade date basis, except for private placement bonds, which are recorded on the funding date.

For fixed income securities that do not have a fixed schedule of payments, such as asset-backed securities (ABS), mortgage-backed securities (MBS), including RMBS and CMBS, and structured securities, including collateralized debt obligations (CDOs), amortization or accretion is revalued quarterly based on the current estimated cash flows, using either the prospective or retrospective adjustment methodologies for each type of security.

Certain fixed income securities, with the highest ratings from a rating agency follow the retrospective method of accounting. Under the retrospective method, the recalculated effective yield equates the present value of the actual and anticipated cash flows, including new prepayment assumptions, to the original cost of the investment. Prepayment assumptions are based on borrower constraints and economic incentives such as the original term, age and coupon of the loan as affected by the interest rate environment. The current carrying value is then increased or decreased to the amount that would have resulted had the revised yield been applied since inception, and investment income is correspondingly decreased or increased.

All other fixed income securities, such as floating rate bonds and interest only securities, including those that have been impaired, follow the prospective method of accounting. Under the prospective method, the recalculated future effective yield equates the carrying value of the investment to the present value of the anticipated future cash flows.

The fair value of bonds is based on quoted market prices when available. If quoted market prices are not available, values provided by other third-party organizations are used. If values provided by other third-party organizations are unavailable, fair value is estimated using internal models by discounting expected future cash flows using observable current market rates applicable to yield, credit quality and maturity of the investment or using quoted market values for comparable investments. Internal inputs used in the determination of fair value include estimated prepayment speeds, default rates, discount rates and collateral values, among others. Structure characteristics and cash flow priority are also considered. Fair values resulting from internal models are those expected to be received in an orderly transaction between willing market participants at the financial statement date.

Refer to Note 2aa. “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” for information on the Company’s policy for determining OTTI.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

d.	Preferred stocks

Preferred stocks in good standing are generally valued at amortized cost. Preferred stocks not in good standing, those that are rated Categories 4 through 6 by the Securities Valuation Office (SVO) of the NAIC, are valued at the lower of amortized cost or fair value. Fair values are based on quoted market prices, when available. If quoted market prices are not available, values provided by other third-party organizations are used. If values provided by other third-party organizations are unavailable, fair value is estimated using internal models. These models use inputs not directly observable or correlated with observable market data. Typical inputs integrated into the Company’s internal discounted expected earnings models include, but are not limited to, earnings before interest, taxes, depreciation and amortization estimates. Fair values resulting from internal models are those expected to be received in an orderly transaction between willing market participants at the financial statement date.

Refer to Note 2aa. “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” for information on the Company’s policy for determining OTTI.

e.	Common stock - subsidiary and affiliate

The Company accounts for the value of its subsidiary and affiliate, primarily, MML Bay State Life Insurance Company (MML Bay State), a wholly owned stock life insurance subsidiary, at their underlying statutory net equity. MML Bay State’s operating results, less dividends declared, are reflected as net unrealized capital gains in the Statutory Statements of Changes in Shareholder’s Equity. Dividends are recorded in net investment income when declared and received. The cost basis of common stock – subsidiary and affiliate is adjusted for impairments deemed to be other than temporary consistent with common stocks - unaffiliated.

f.	Common stocks - unaffiliated

Unaffiliated common stocks are carried at fair value, which is based on quoted market prices when available. If quoted market prices are not available, values provided by other third-party organizations are used. If values from other third parties are unavailable, fair values are determined by management using estimates based upon internal models. The Company’s internal models include estimates based upon comparable company analysis, review of financial statements, broker quotes and last traded price. Fair values resulting from internal models are those expected to be received in an orderly transaction between willing market participants at the financial statement date.

Refer to Note 2aa. “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” for information on the Company’s policy for determining OTTI.

g.	Mortgage loans

Mortgage loans are valued at the unpaid principal balance of the loan, net of unamortized premium, discount, mortgage origination fees and valuation allowances. Interest income earned on impaired loans is accrued on the outstanding principal balance of the loan based on the loan’s contractual coupon rate. Interest is not accrued for (i) impaired loans more than 60 days past due, (ii) delinquent loans more than 90 days past due, or (iii) loans that have interest that is not expected to be collected. The Company continually monitors mortgage loans where the accrual of interest has been discontinued, and will resume the accrual of interest on a mortgage loan when the facts and circumstances of the borrower and property indicate that the payments will continue to be received according to the terms of the original or modified mortgage loan agreement.

Refer to Note 2aa. “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” for information on the Company’s policy for determining OTTI.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

h.	Policy loans

Policy loans are carried at the outstanding loan balance less amounts unsecured by the cash surrender value of the policy. At issuance, policy loans are fully secured by the cash surrender value of the policy. Unsecured amounts can occur when subsequent charges are incurred on the underlying policy without the receipt of additional premium. If the premium is not paid during the contractual grace period, the policy will lapse. Unsecured nonadmitted amounts were less than $1 million as of December 31, 2015 and 2014. Policy loans earn interest calculated based upon either a fixed or a variable interest rate. Accrued investment income on policy loans more than 90 days past due is included in the unpaid balance of the policy loan to the extent it does not exceed the cash surrender value of the underlying contract.

i.	Real estate

Investment real estate, which the Company has the intent to hold for the production of income, is carried at depreciated cost, less encumbrances. Depreciation is calculated using the straight-line method over the estimated useful life of the real estate holding, not to exceed 40 years. Depreciation expense is included in net investment income.

Real estate held for sale is initially carried at the lower of depreciated cost or fair value less estimated selling costs and is no longer depreciated. Adjustments to carrying value, including for further declines in fair value, are recorded in a valuation reserve, which is included in realized capital losses.

Fair value is generally estimated using the present value of expected future cash flows discounted at a rate commensurate with the underlying risks. The Company also obtains external appraisals for a rotating selection of properties annually. If an external appraisal is not obtained, an internal appraisal is performed.

Refer to Note 2aa. “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” for information on the Company’s policy for determining OTTI.

j.	Partnerships and limited liability companies

Partnerships and LLCs, except for partnerships that generate and realize low income housing tax credits (LIHTCs), are accounted for using the equity method with the change in the equity value of the underlying investment recorded in surplus. Distributions received are recognized as net investment income to the extent the distribution does not exceed previously recorded accumulated undistributed earnings.

Investments in partnerships that generate LIHTCs are carried at amortized cost unless considered impaired. Under the amortized cost method, the excess of the carrying value of the investment over its estimated residual value is amortized into net investment income during the period in which tax benefits are recognized.

The equity method is suspended if the carrying value of the investment is reduced to zero due to losses from the investment. Once the equity method is suspended, losses are not recorded until the investment returns to profitability and the equity method is resumed. However, if the Company has guaranteed obligations of the investment or is otherwise committed to provide further financial support for the investment, losses will continue to be reported up to the amount of those guaranteed obligations or commitments.

Refer to Note 2aa. “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” for information on the Company’s policy for determining OTTI.

k.	Derivatives

Derivatives are carried at fair value, which is based primarily upon quotations obtained from counterparties and independent sources. These quotations are compared to internally derived prices and a price challenge is lodged with the counterparties and independent sources when a significant difference cannot be explained by appropriate adjustments to the internal model. When quoted market values are not reliable or available, the value is based on an internal valuation process using market observable inputs that other market participants would use. Changes in the fair value of these instruments are recorded as unrealized capital gains (losses) in shareholder’s equity. Gains and losses realized on settlement, termination, closing or assignment of contracts are recorded as realized capital gains (losses). Amounts receivable and payable are accrued as net investment income.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

l.	Cash, cash equivalents and short-term investments

The Company considers all highly liquid investments purchased with original maturities of three months or less to be cash and cash equivalents and carries them at amortized cost.

Short-term investments, which are carried at amortized cost, consist of all highly liquid investments purchased with maturities of greater than three months and less than or equal to 12 months. Investments in short-term bonds are classified as short-term investments.

The carrying value reported in the Statutory Statements of Financial Position for cash, cash equivalents and short-term investment instruments approximates the fair value.

m.	Investment income due and accrued

Accrued investment income consists primarily of interest and dividends. Interest is recognized on an accrual basis and dividends are recorded as earned on the ex-dividend date.

n.	Other than invested assets

Other than invested assets primarily includes deferred and uncollected premium, reinsurance recoverables and other receivables.

o.	Separate accounts

Separate accounts are segregated funds administered and invested by the Company. Selection from the separate accounts or its sub-accounts is directed by individual variable annuity and individual and group variable life contract holders/policyholders. The returns produced by separate account assets increase or decrease separate account reserves. Separate account assets consist principally of marketable securities reported at fair value. Separate account assets can only be used to satisfy separate account liabilities and are not available to satisfy the general obligations of the Company. Separate account administrative and investment advisory fees are included in fees and other income.

The Company only has separate accounts classified as nonguaranteed for which the contract holder/policyholder assumes the investment risk.

Premium income, benefits and expenses of the separate accounts are included in the Statutory Statements of Operations with the offset recorded in the change in policyholders’ reserves. Investment income and realized capital gains (losses) on the assets of separate accounts accrue to contract holders/policyholders and are not recorded in the Statutory Statement of Operations. Unrealized capital gains (losses) on assets of separate accounts accrue to contract holders/policyholders and, accordingly, are reflected in the separate account liability to the contract holder/policyholder.

p.	Nonadmitted assets

Assets designated as nonadmitted by the NAIC primarily include the amount of DTAs (subject to certain limitations) that will not be realized by the end of the third calendar year following the current year end, advances and prepayments, certain investments in partnerships and LLCs for which qualifying audits are not performed, commission on long term lease, investment income due and accrued, and certain other receivables. Assets that are designated as nonadmitted are excluded from the Statutory Statements of Financial Position through a charge against surplus.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

q.	Reinsurance

The Company enters into reinsurance agreements with affiliated and unaffiliated insurers in the normal course of business to limit its insurance risk.

Premium income, benefits to policyholders and policyholders’ reserves are reported net of reinsurance. Premium, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company records a receivable for reinsured benefits paid, but not yet reimbursed by the reinsurer and reduces policyholders’ reserves for the portion of insurance liabilities that are reinsured. Commissions and expense allowances on reinsurance ceded and modified coinsurance (Modco) reserve adjustments on reinsurance ceded are recorded as revenue.

r.	Policyholders’ reserves

Policyholders’ reserves provide for the present value of estimated future obligations in excess of estimated future premium on policies in force.

Reserves for individual life insurance contracts are developed using accepted actuarial methods computed principally on the net level premium or Commissioners’ Reserve Valuation Method bases using the 1980 Commissioners’ Standard Ordinary mortality table with assumed interest rates. Reserves for disability riders associated with life contracts are calculated using morbidity rates from the 1952 Period 2 Intercompany Disability Table, modified to reflect the Company’s morbidity experience.

The Company charges a higher premium on certain contracts that cover substandard mortality risk. For these policies, the reserve calculations are based on a substandard mortality rate, which is a multiple of the standard mortality tables.

Certain variable universal life and universal life contracts include features such as guaranteed minimum death benefits (GMDB) or other guarantees that ensure continued death benefit coverage when the policy would otherwise lapse. The value of the guarantee is only available to the beneficiary in the form of a death benefit. The liability for variable and universal life GMDBs and other guarantees is included in policyholders’ reserves and the related change in this liability is included in change in policyholders’ reserves.

Reserves for individual payout annuities are developed using accepted actuarial methods computed principally under Commissioners’ Annuity Reserve Valuation Method (CARVM) using applicable interest rates and mortality tables. Individual payout annuities primarily use the 1983 Individual Annuity Mortality and Annuity 2000 tables.

Certain individual variable annuity products issued by the Company offer GMDBs. The liability for GMDBs is included in policyholders’ reserves and the related change in this liability is included in change in policyholders’ reserves.

Variable annuity GMDBs provide a death benefit in excess of the contract value if the contract value is less than the guaranteed minimum amount. Some contracts provide that guarantee upon the contract owner’s death and others provide it upon the annuitant’s death. This amount may be based on a return of premium (the premium paid generally adjusted for withdrawals), a roll-up (an accumulation of premium at a specified interest rate adjusted for withdrawals), a reset (the contract value on a specified anniversary date adjusted for subsequent withdrawals, which is allowed to decrease when reset) or a ratchet (the contract value on a specified anniversary date adjusted for subsequent withdrawals, which is never allowed to decrease when reset). For a variable annuity contract, a decline in the stock market causing the contract value to fall below the guaranteed specified amount will increase the net amount at risk, which is the amount of the GMDBs in excess of the contract value.

Reserves for individual fixed deferred annuities are developed using accepted actuarial methods computed principally under CARVM using applicable interest rates and mortality tables. Individual fixed deferred annuities primarily use the 1983 Individual Annuity Mortality and Annuity 2000 tables.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Reserves for individual variable deferred annuities are developed using accepted actuarial methods computed principally under CARVM for variable annuities using applicable interest rates and mortality tables. Individual variable deferred annuities primarily use the 1994 Minimum Guaranteed Death Benefit or Annuity 2000 tables. The liability is evaluated under both a standard scenario and stochastic scenarios net of currently held applicable hedge asset cash flows. The Company holds the reserve liability valuation at the higher of the standard or stochastic scenario values. Based on the Company’s currently held hedges, if market interest rates increase, the fair value of the Company hedges would decrease in value and reserves would decrease. Should market interest rates decrease, the fair value of the Company hedges would increase in value and reserves would increase. In addition, the Company elected to hold additional reserves above those indicated based on the stochastic or standard scenario in order to maintain a prudent level of reserve adequacy.

The standard scenario is a prescriptive reserve with minimal company discretion. The primary driver of the standard scenario result is the composition of the in force policies, with the key factor being the extent to which the product guarantees are “in the money.” The value of the reserve guarantees under the standard scenario is driven primarily by equity markets.

For the stochastic scenarios, the Company uses the American Academy of Actuaries’ scenarios. Prudent estimate assumptions are used for mortality, expenses and commissions, investment management fees, taxes and policyholder behavior including lapses, partial withdrawals, annuitization and additional premium. These assumptions are consistent with those used for asset adequacy testing and are based on Company experience. Stochastic reserves are driven by the degree that the variable annuity benefits are “in the money” at projected interest rates and equity market levels, expenses, discount rates, net derivative values, and policyholder behavior.

Tabular interest, tabular reserves less actual reserves released, and tabular cost for all life and annuity contracts and supplementary contracts involving life contingencies are determined in accordance with NAIC Annual Statement instructions. For tabular interest, term life products use a formula that applies a weighted average interest rate determined from a seriatim valuation file to the mean average reserves. Universal life, variable life, group life, annuity and supplemental contracts use a formula that applies a weighted average credited rate to the mean account value. For contracts without an account value (e.g., a Single Premium Immediate Annuity) a weighted average statutory valuation rate is applied to the mean statutory reserve or accepted actuarial methods using applicable interest rates are applied.

All policyholders’ reserves and accruals are presented net of reinsurance. Management believes that these liabilities and accruals represent management’s best estimate and will be sufficient, in conjunction with future revenues, to meet future anticipated obligations of policies and contracts in force.

s.	Liabilities for deposit-type contracts

Liabilities for investment-type contracts such as supplementary contracts not involving life contingencies are based on account value or accepted actuarial methods using applicable interest rates.

t.	Transfers due from separate accounts

Transfers due from separate accounts represent a net receivable from the Company’s separate accounts.

u. Federal income taxes

Total federal income taxes are based upon the Company’s best estimate of its current and deferred tax assets or liabilities. Current tax expense (benefit) is reported in the Statutory Statements of Operations as federal income tax expense (benefit) if resulting from operations and within net realized capital gains (losses) if resulting from invested asset transactions. Changes in the balances of deferred taxes, which provide for book-to-tax temporary differences, are subject to limitations and are reported within various lines within surplus. Accordingly, the reporting of book-to-tax temporary differences, such as reserves and policy acquisition costs, and of book-to-tax permanent differences, such as tax-exempt interest and tax credits, results in effective tax rates in the Statutory Statements of Operations that differ from the federal statutory tax rate.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

v.	Asset valuation reserve

The Company maintains an AVR that is a contingency reserve to stabilize shareholder’s equity against fluctuations in the carrying value of common stocks, real estate, partnerships and LLCs as well as credit-related changes in the value of bonds, preferred stocks, mortgage loans, and certain derivatives. The AVR is reported as a liability and the change in AVR, net of tax, is reported in shareholder’s equity.

w.	Repurchase agreements

The Company has entered into repurchase agreements whereby the Company sells securities and simultaneously agrees to repurchase the same or substantially the same securities. These repurchase agreements are carried at cost and accounted for as collateralized borrowings with the proceeds from the sale of the securities recorded as a liability while the underlying securities continue to be recorded as an investment by the Company. Earnings on these investments are recorded as investment income and the difference between the proceeds and the amount at which the securities will be subsequently reacquired is amortized as interest expense. Repurchase agreements are used as a tool for overall portfolio management to help ensure the Company maintains adequate assets in order to provide yield, spread and duration to support liabilities and other corporate needs.

The Company provides collateral, as dictated by the repurchase agreements, to the counterparty in exchange for a loan. If the fair value of the securities sold becomes less than the loan, the counterparty may require additional collateral.

The carrying value reported in the Statutory Statements of Financial Position for repurchase agreements approximates the fair value.

x	Interest maintenance reserve

The Company maintains an IMR that is used to stabilize net income against fluctuations in interest rates. After-tax realized capital gains (losses) which result from changes in interest rates for all types of fixed-income investments and interest-related derivatives are deferred into the IMR and amortized into revenue using the grouped amortization method. In the grouped amortization method, assets are grouped based on years of maturity. The IMR is included in other liabilities, or if negative, is recorded as a nonadmitted asset.

y.	Other liabilities

Other liabilities primarily consist of interest due on derivatives, the IMR and remittances and items not allocated.

z.	Premium and related expense recognition

Life insurance premium revenue is generally recognized annually on the anniversary date of the policy. However, premium for flexible products, primarily universal life and variable universal life contracts, is recognized as revenue when received. Annuity premium is recognized as revenue when received.

Premium revenue is adjusted by the related deferred premium adjustment. Deferred premium adjusts for the overstatement created in the calculation of reserves as the reserve computation assumes the entire year’s net premium is collected annually at the beginning of the policy year and does not take into account installment or modal payments. Commissions and other costs related to issuance of new policies and policy maintenance and settlement costs are charged to current operations when incurred. Surrender fee charges on certain life and annuity products are recorded as a reduction of benefits and expenses.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

aa.	Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)

Realized capital gains (losses), net of taxes, exclude gains (losses) deferred into the IMR and gains (losses) of the separate accounts. Realized capital gains (losses), including OTTI, are recognized in net income and are determined using the specific identification method.

Bonds - general

The Company employs a systematic methodology to evaluate OTTI by conducting a quarterly analysis of bonds. The impairment review process provides a framework for deriving OTTI in a manner consistent with market participant assumptions. The Company considers the following factors, where applicable depending on the type of securities, in the evaluation of whether a decline in value is other than temporary: (a) the likelihood that the Company will be able to collect all amounts due according to the contractual terms of the debt security; (b) the present value of the expected future cash flows of the security; (c) the characteristics, quality and value of the underlying collateral or issuer securing the position; (d) collateral structure; (e) the length of time and extent to which the fair value has been below amortized cost; (f) the financial condition and near-term prospects of the issuer; (g) adverse conditions related to the security or industry; (h) the rating of the security; (i) the Company’s ability and intent to hold the investment for a period of time sufficient to allow for an anticipated recovery to amortized cost; and (j) other qualitative and quantitative factors in determining the existence of OTTI including, but not limited to, unrealized loss trend analysis and significant short-term changes in value.

For corporate securities, if it is determined that a decline in the fair value of a bond is other than temporary, OTTI is recognized in earnings as a realized loss equal to the difference between the investment’s amortized cost basis and, generally, its fair value at the balance sheet date. For loan-backed and structured securities, if the present value of cash flows expected to be collected is less than the amortized cost basis of the security, an OTTI is recognized in earnings as a realized loss equal to the difference between the investment’s amortized cost basis and the present value of cash flows expected to be collected. The expected cash flows are discounted at the security’s effective interest rate. Internal inputs used in determining the amount of the OTTI on structured securities include collateral performance, prepayment speeds, default rates, and loss severity based on borrower and loan characteristics, as well as deal structure including subordination, over-collateralization and cash flow priority. In addition, if the Company has the intent to sell, or the inability, or lack of intent to retain the investment for a period sufficient to recover the amortized cost basis, an OTTI is recognized in earnings as a realized loss equal to the entire difference between the investment’s amortized cost basis and its fair value at the balance sheet date.

When a bond is other-than-temporarily impaired, a new cost basis is established. For loan-backed and structured securities, any difference between the new amortized cost basis and any increased present value of future cash flows expected to be collected is accreted into net investment income over the expected remaining life of the bond.

Bonds - structured and loan-backed securities

ABS and MBS are evaluated for OTTI on a quarterly basis using scenarios customized by collateral type. Cash flow estimates are based on various assumptions and inputs obtained from external industry sources along with internal analysis and actual experience. Assumptions are based on the specifics of each security including collateral type, loan type, vintage and subordination level in the structure. Where applicable, assumptions include prepayment speeds, default rates and loss severity, weighted average maturity and changes in the collateral values.

The Company has a review process for determining if CDOs are at risk for OTTI. For the senior, mezzanine and junior debt tranches, cash flows are modeled using five scenarios based on the current ratings and values of the underlying corporate credit risks and incorporating prepayment and default assumptions that vary according to collateral attributes of each CDO. The prepayment and default assumptions are varied within each model based upon rating (base case), historical expectations (default), rating change improvement (optimistic), rating change downgrade (pessimistic) and fair value (market). The default rates produced by these five scenarios are assigned an expectation weight according to current market and economic conditions and fed into a sixth scenario. OTTI is recorded if this sixth scenario results in the loss of any principal or interest payments due.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

For the most subordinated junior CDO tranches, the present value of the projected cash flows in the sixth scenario is measured using an effective yield. If the current book value of the security is greater than the present value measured using an effective yield, an OTTI is taken in an amount sufficient to produce its effective yield. Certain CDOs cannot be modeled using all six scenarios because of limitations on the data needed for all scenarios. The cash flows for these CDOs, including foreign currency denominated CDOs, are projected using a customized scenario management believes is reasonable for the applicable collateral pool.

Common and preferred stock

The cost basis of common and preferred stocks is adjusted for impairments deemed to be other than temporary. The Company considers the following factors in the evaluation of whether a decline in value is other than temporary: (a) the financial condition and near-term prospects of the issuer; (b) the Company’s ability and intent to retain the investment for a period sufficient to allow for a near-term recovery in value; and (c) the period and degree to which the value has been below cost. The Company conducts a quarterly analysis of issuers whose common or preferred stock is not-in-good standing or valued below 80% of cost. The Company also considers other qualitative and quantitative factors in determining the existence of OTTI including, but not limited to, unrealized loss trend analysis and significant short-term changes.

Mortgage loans

The Company performs internal reviews at least annually to determine if individual mortgage loans are performing or nonperforming. The fair values of performing mortgage loans are estimated by discounting expected future cash flows using current interest rates for similar loans with similar credit risk. For nonperforming loans, the fair value is the estimated collateral value of the underlying real estate. If foreclosure is probable, the Company will obtain an external appraisal.

Mortgage loans are considered to be impaired when, based upon current available information and events, it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement. A valuation allowance is recorded on a loan-by-loan basis in net unrealized capital losses for the excess of the carrying value of the mortgage loan over the fair value of its underlying collateral. Such information or events could include property performance, capital budgets, future lease roll, a property inspection as well as payment trends. Collectability and estimated decreases in collateral values are also assessed on a loan-by-loan basis considering all events and conditions relevant to the loan. This evaluation is inherently subjective as it requires estimates that are susceptible to significant revisions as more information becomes available, as changes occur in the market or as negotiations with the borrowing entity evolve. If there is a change in the fair value of the underlying collateral or the estimated loss on the loan, the valuation allowance is adjusted accordingly. An OTTI occurs upon the realization of a credit loss, typically through foreclosure or after a decision is made to accept a discounted payoff, and is recognized in realized capital losses. The previously recorded valuation allowance is reversed from unrealized capital losses. When an OTTI is recorded, a new cost basis is established reflecting management’s estimate of the fair value of the collateral.

Real estate

For real estate held for the production of income, depreciated cost is adjusted for impairments whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable, with the impairment being included in realized capital losses. An impairment is recorded when the property’s estimated future net operating cash flows over ten years, undiscounted and without interest charges, is less than book value.

Adjustments to the carrying value of real estate held for sale are recorded in a valuation reserve as realized capital losses when the fair value less estimated selling costs is less than the carrying value.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Partnerships and LLCs

When it is probable that the Company will be unable to recover the outstanding carrying value of an investment based on undiscounted cash flows, or there is evidence indicating an inability of the investee to sustain earnings to justify the carrying value of the investment, OTTI is recognized in realized capital losses reflecting the excess of the carrying value over the estimated fair value of the investment. The estimated fair values of limited partnership interests are generally based on the Company’s share of the net asset value (NAV) as provided in the financial statements of the investees. In certain circumstances, management may adjust the NAV by a premium or discount when it has sufficient evidence to support applying such adjustments.

For determining impairments in partnerships that generate LIHTCs, the Company uses the present value of all future benefits, the majority of which are tax credits, discounted at a risk-free rate ranging from 0.5% for future benefits of two years to 2.3% for future benefits of ten or more years and compares the results to its current book value. Impairments are recognized in realized capital losses reflecting the excess of the carrying value over the estimated fair value of the investment.

Unrealized capital gains (losses)

Unrealized capital gains (losses) include changes in the fair value of derivatives, excluding interest rate swaps and credit default index swaps associated with replicated assets; currency translation adjustments on foreign-denominated bonds; changes in the fair value of unaffiliated common stocks; changes in the fair value of bonds and preferred stocks that are carried at fair value; and changes in the inflation adjustments on U.S. Treasury inflation-indexed securities. Changes in the Company’s equity investments in partnerships and LLCs, including the earnings as reported on the financial statements earnings recorded as accumulated undistributed earnings, foreign exchange asset valuation and mark-to-market on operating assets, and subsidiary and certain affiliates are also reported as changes in unrealized capital gains (losses). Unrealized capital gains (losses) are recorded as a change in shareholder’s equity net of tax.

3.	New accounting standards

a.	Adoption of new accounting standards

In December 2014, the NAIC issued Statement of Statutory Accounting Principles (SSAP) No. 40 Revised, “Real Estate Investments” (SSAP No. 40R), which was effective January 1, 2015, and requires that single real estate property investments that are directly and wholly-owned through a LLC be accounted for, and reported as, directly owned real estate provided that certain criteria are met. For investments meeting the criteria that were previously reported within SSAP No. 48, “Joint Ventures, Partnerships and Limited Liability Companies” (SSAP No. 48), and owned as of the effective date, this guidance required that the Company recognize a cumulative effect of a change in accounting principle as if the entity had followed the revisions of SSAP No. 40R since acquisition of the property. The adoption of this guidance did not have a significant impact on the Company’s valuation of its assets.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

4.	Investments

The Company maintains a diversified investment portfolio. Investment policies limit concentration in any asset class, geographic region, industry group, economic characteristic, investment quality or individual investment.

a.	Bonds

The carrying value and fair value of bonds were as follows:

	December 31, 2015

	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

	(In Millions)

U.S. government and agencies	$272	$19	$-	$291
All other governments	1	-	-	1
States, territories and possessions	34	3	-	37
Political subdivisions	15	1	-	16
Special revenue	131	13	-	144
Industrial and miscellaneous	3,417	137	95	3,459
Parent, subsidiaries and affiliates	331	15	2	344

Total	$4,201	$188	$97	$4,292

The December 31, 2015 gross unrealized losses exclude $3 million of losses embedded in the carrying value of NAIC Class 6 bonds.

	December 31, 2014

	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

	(In Millions)

U.S. government and agencies	$273	$23	$-	$296
All other governments	1	-	-	1
States, territories and possessions	72	7	-	79
Political subdivisions	16	2	-	18
Special revenue	83	14	-	97
Industrial and miscellaneous	3,554	249	31	3,772
Parent, subsidiaries and affiliates	306	21	2	325

Total	$4,305	$316	$33	$4,588

The December 31, 2014 gross unrealized losses exclude $2 million of losses embedded in the carrying value of NAIC Class 6 bonds.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The quality of the bond portfolio is determined by the use of SVO ratings and the equivalent rating agency designations, except for RMBS and CMBS that use outside modelers. The following sets forth the NAIC class ratings for the bond portfolio including RMBS and CMBS:

		December 31,
		2015		2014
NAIC Class	Equivalent Rating Agency Designation	Carrying Value	% of Total	Carrying Value	% of Total
		($ In Millions)
1	Aaa/Aa/A	$2,136	51%	$2,134	49%
2	Baa	1,595	38	1,696	39
3	Ba	214	5	201	5
4	B	205	5	223	5
5	Caa and lower	35	1	29	1
6	In or near default	16	-	22	1

	Total	$4,201	100%	$4,305	100%

The following summarizes NAIC ratings for RMBS and CMBS subject to NAIC modeling:

	December 31,
	2015				2014
	RMBS		CMBS		RMBS		CMBS
NAIC Class	Carrying Value	% of Total	Carrying Value	% of Total	Carrying Value	% of Total	Carrying Value	% of Total
	($ In Millions)

1	$64	100%	$94	99%	$76	100%	$134	99%
2	-	-	-	-	-	-	1	1
3	-	-	1	1	-	-	-	-

	$64	100%	$95	100%	$76	100%	$135	100%

The following is a summary of the carrying value and fair value of bonds as of December 31, 2015 by contractual maturity. Expected maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations with or without prepayment penalties. Securities with more than one maturity date are included in the table using the final maturity date.

	Carrying Value	Fair Value

	(In Millions)

Due in one year or less	$82	$83
Due after one year through five years	1,269	1,309
Due after five years through ten years	1,288	1,287
Due after ten years	1,562	1,613

Total	$4,201	$4,292

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Sales proceeds and related gross realized capital gains (losses) from bonds were as follows:

	Years Ended December 31,
	2015	2014	2013

	(In Millions)

Proceeds from sales	$189	$543	$210
Gross realized capital gains from sales	16	48	16
Gross realized capital losses from sales	(7)	(3)	(3)

The following is a summary of the fair values and gross unrealized losses aggregated by bond category and length of time that the securities were in a continuous unrealized loss position:

	December 31, 2015

	Less Than 12 Months			12 Months or Longer

	Fair Value	Unrealized Losses	Number of Issuers	Fair Value	Unrealized Losses	Number of Issuers

	($ In Millions)

Industrial and miscellaneous	$1,166	$56	957	$360	$40	309
Parent, subsidiaries and affiliates	16	1	13	62	3	15

Total	$1,182	$57	970	$422	$43	324

The December 31, 2015 gross unrealized losses include $3 million of losses embedded in the carrying value of NAIC Category 6 bonds.

	December 31, 2014

	Less Than 12 Months			12 Months or Longer

	Fair Value	Unrealized Losses	Number of Issuers	Fair Value	Unrealized Losses	Number of Issuers

	($ In Millions)

Industrial and miscellaneous	$599	$18	611	$322	$14	274
Parent, subsidiaries and affiliates	57	2	9	12	1	4

Total	$656	$20	620	$334	$15	278

The December 31, 2014 gross unrealized losses include $2 million of losses embedded in the carrying value of NAIC Category 6 bonds.

As of December 31, 2015 and 2014, management has not deemed these unrealized losses to be other than temporary because the investment’s carrying value is expected to be realized and the Company has the ability and intent not to sell these investments until recovery, which may be at maturity.

As of December 31, 2015, investments in structured and loan-backed securities that had unrealized losses, which were not recognized in earnings, had a fair value of $477 million. Securities in an unrealized loss position for less than 12 months had a fair value of $235 million and unrealized losses of $6 million. Securities in an unrealized loss position for greater than 12 months had a fair value of $242 million and unrealized losses of $9 million. These securities were primarily categorized as industrial and miscellaneous or parent, subsidiaries and affiliates.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

As of December 31, 2014, investments in structured and loan-backed securities that had unrealized losses, which were not recognized in earnings, had a fair value of $378 million. Securities in an unrealized loss position for less than 12 months had a fair value of $247 million and unrealized losses of $5 million. Securities in an unrealized loss position for greater than 12 months had a fair value of $131 million and unrealized losses of $5 million. These securities were primarily categorized as industrial and miscellaneous or parent, subsidiaries and affiliates.

In the course of the Company’s investment management activities, securities may be sold and reacquired within 30 days to enhance the Company’s yield on its investment portfolio. In 2015 or 2014, the Company did not sell any securities with the NAIC Designation 3 or below that were reacquired within 30 days of the sale date.

The Company had assets on deposit with government authorities or trustees, as required by law in the amount of $3 million as of December 31, 2015 and 2014.

Residential mortgage-backed exposure

RMBS are included in the U.S. government and agencies, special revenue, and industrial and miscellaneous bond categories. The Alt-A category includes option adjustable-rate mortgages and the subprime category includes ‘scratch and dent’ or reperforming pools, high loan-to-value pools and pools where the borrowers have very impaired credit but the average loan-to-value is low, typically 70% or below. In identifying Alt-A and subprime exposure, management used a combination of qualitative and quantitative factors, including FICO scores and loan-to-value ratios.

As of December 31, 2015, RMBS had a total carrying value of $87 million and a fair value of $99 million, of which approximately 33%, based on carrying value, was classified as Alt-A. Alt-A and subprime RMBS had a total carrying value of $48 million and a fair value of $55 million.

As of December 31, 2014, RMBS had a total carrying value of $104 million and a fair value of $119 million, of which approximately 34%, based on carrying value, was classified as Alt-A. Alt-A and subprime RMBS had a total carrying value of $57 million and a fair value of $66 million.

During the year ended December 31, 2015, there were no significant credit downgrades for the securities held by the Company that were backed by residential mortgage pools.

Leveraged loan exposure

Leveraged loans are loans extended to companies that already have considerable amounts of debt. The Company reports leveraged loans as bonds. These leveraged loans have interest rates higher than typical loans, reflecting the additional risk of default from issuers with high debt-to-equity ratios.

As of December 31, 2015, total leveraged loans and leveraged loan CDOs had a carrying value of $459 million and a fair value of $460 million, of which approximately 93%, based on carrying value, were domestic leveraged loans and CDOs.

As of December 31, 2014, total leveraged loans and leveraged loan CDOs had a carrying value of $692 million and a fair value of $703 million, of which approximately 93%, based on carrying value, were domestic leveraged loans and CDOs.

Commercial mortgage-backed exposure

The Company holds bonds backed by pools of commercial mortgages. The mortgages in these pools have varying risk characteristics related to underlying collateral type, borrower’s risk profile and ability to refinance and the return provided to the borrower from the underlying collateral. These investments had a carrying value of $96 million and fair value of $99 million as of December 31, 2015 and a carrying value of $137 million and fair value of $143 million as of December 31, 2014.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

b.	Preferred stocks

The carrying value and fair value of preferred stocks were as follows:

	December 31,
	2015	2014

	(In Millions)

Carrying value	$30	$29
Gross unrealized gains	1	2
Gross unrealized losses	1	-

Fair value	$30	$31

As of December 31, 2015, investments in preferred stocks in an unrealized loss position included holdings with a fair value of $2 million in two issuers with unrealized losses of less than $1 million, all of which were in an unrealized loss position for more than 12 months. As of December 31, 2014, investments in preferred stocks in an unrealized loss position included holdings with a fair value of $5 million in nine issuers with unrealized losses of less than $1 million, all of which were in an unrealized loss position for more than 12 months. Based upon the Company’s impairment review process discussed in Note 2aa. “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” the decline in value of these securities was not considered to be other than temporary as of December 31, 2015 or 2014.

The Company held preferred stocks for which the transfer of ownership was restricted by contractual requirements with carrying values of $5 million as of December 31, 2015 and $2 million as of December 31, 2014.

c.	Common stock - subsidiary and affiliate

MML Bay State primarily provides variable life and bank-owned life insurance business. The Company did not receive a dividend from MML Bay State in 2015 or 2014. The Company received a dividend from MML Bay State of $20 million in 2013. A majority of MML Bay State’s shareholder’s equity is subject to dividend restrictions. Dividend restrictions, imposed by state regulations, limit the payment of dividends to the Company without prior approval from the Department. Under these regulations, $23 million of shareholder’s equity is available for distribution to the shareholder in 2016 without prior regulatory approval. The Company does not rely on dividends from its subsidiary to meet its operating cash flow requirements.

The Company did not hold any affiliated common stocks for which the transfer of ownership was restricted by contractual requirements as of December 31, 2015 or 2014.

Summarized below is certain statutory financial information for MML Bay State:

	As of and for Years Ended December 31,
	2015	2014	2013

	(In Millions)

Total revenue	$97	$100	$104
Net income	21	16	22
Assets	4,700	4,671	4,588
Liabilities	4,469	4,459	4,392
Equity	231	212	196

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

d.	Common stocks - unaffiliated

The adjusted cost basis and carrying value of unaffiliated common stocks were as follows:

	December 31,
	2015	2014

	(In Millions)

Adjusted cost basis	$1	$1
Gross unrealized gains	1	2

Carrying value	$2	$3

As of December 31, 2015 and 2014, investments in unaffiliated common stocks in an unrealized loss position included holdings with a fair value of less than $1 million in 10 issuers. Based upon the Company’s impairment review process discussed in Note 2aa. “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” the decline in value of these securities was not considered to be other than temporary as of December 31, 2015 or 2014.

The Company held common stocks, for which the transfer of ownership was restricted by contractual requirements, with carrying values of $1 million as of December 31, 2015 and 2014.

e.	Mortgage loans

Mortgage loans comprised commercial mortgage loans and residential mortgage loans. The Company’s commercial mortgage loans primarily finance various types of real estate properties throughout the U.S., the United Kingdom and Canada. The Company holds commercial mortgage loans for which it is the primary lender and mezzanine loans that are subordinate to senior secured first liens. The Company’s loan agreements with the senior lender contain negotiated provisions that are designed to maximize the Company’s influence with the objective of mitigating the Company’s risks as the secondary lender for mezzanine loans. Commercial mortgage loans have varying risk characteristics including, among others, the borrower’s liquidity, the underlying percentage of completion of a project, the returns generated by the collateral, the refinance risk associated with maturity of the loan and deteriorating collateral value.

Residential mortgage loans are primarily seasoned pools of homogeneous residential mortgage loans substantially backed by Federal Housing Administration (FHA) and Veterans Administration (VA) guarantees. As of December 31, 2015 and 2014, the Company did not have any direct subprime exposure through the purchases of unsecuritized whole-loan pools.

Geographical concentration is considered prior to the purchase of mortgage loans and residential mortgage loan pools. The mortgage loan portfolio is diverse with no significant concentrations in any particular geographic region as of December 31, 2015 or 2014.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The carrying value and fair value of the Company’s mortgage loans were as follows:

	December 31,
	2015		2014

	Carrying Value	Fair Value	Carrying Value	Fair Value

	(In Millions)

Commercial mortgage loans:
Primary lender	$803	$828	$734	$761
Mezzanine loans	1	1	-	-

Total commercial mortgage loans	804	829	734	761

Residential mortgage loans:
FHA insured and VA guaranteed	180	176	208	204
Other residential loans	2	2	2	2

Total residential mortgage loans	182	178	210	206

Total mortgage loans	$986	$1,007	$944	$967

As of December 31, 2015, scheduled commercial mortgage loan maturities were as follows (in millions):

2016	$42
2017	32
2018	62
2019	48
2020	56
Thereafter	564

Commercial mortgage loans	804
Residential mortgage loans	182

Total	$986

The Company uses an internal rating system as its primary method of monitoring credit quality. The following illustrates the Company’s mortgage loan portfolio categorized by what it believes is the equivalent rating agency designation:

	December 31, 2015

	AAA/AA/A	BBB	BB	B	CCC and Lower	Total

	(In Millions)

Commercial mortgage loans:
Primary lender	$337	$410	$38	$10	$8	$803
Mezzanine loans	-	-	1	-	-	1

Total commercial mortgage loans	337	410	39	10	8	804

Residential mortgage loans:
FHA insured and VA guaranteed	180	-	-	-	-	180
Other residential loans	2	-	-	-	-	2

Total residential mortgage loans	182	-	-	-	-	182

Total mortgage loans	$519	$410	$39	$10	$8	$986

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2014

	AAA/AA/A	BBB	BB	B	CCC and Lower	Total

	(In Millions)

Commercial mortgage loans:
Primary lender	$314	$328	$83	$6	$3	$734
Residential mortgage loans:
FHA insured and VA guaranteed	208	-	-	-	-	208
Other residential loans	2	-	-	-	-	2

Total residential mortgage loans	210	-	-	-	-	210

Total mortgage loans	$524	$328	$83	$6	$3	$944

The loan-to-value ratios by property type of the Company’s commercial mortgage loans were as follows:

	December 31, 2015

	Less Than	81% to	Above		% of
	81%	95%	95%	Total	Total

	($ In Millions)

Office	$317	$2	$8	$327	41%
Apartments	168	-	-	168	21
Industrial and other	103	11	-	114	14
Hotels	105	3	-	108	13
Retail	85	2	-	87	11

Total	$778	$18	$8	$804	100%

	December 31, 2014

	Less Than	81% to	Above		% of
	81%	95%	95%	Total	Total

	($ In Millions)

Office	$287	$2	$3	$292	40%
Apartments	155	-	-	155	21
Industrial and other	109	30	-	139	19
Hotels	79	-	4	83	11
Retail	65	-	-	65	9

Total	$695	$32	$7	$734	100%

The maximum percentage of any one commercial mortgage loan to the estimated value of secured collateral at the time the loan was originated, exclusive of mezzanine, insured, guaranteed or purchase money mortgages, was 79.3% as of December 31, 2015 and 86.3% as of December 31, 2014. The maximum percentage of any one mezzanine loan to the estimated value of secured collateral at the time the loan was originated was 60.3% as of December 31, 2015. The Company did not have any mezzanine loans as of December 31, 2014.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The geographic distribution of commercial mortgage loans was as follows:

	December 31, 2015
	Carrying Value	Average Loan-to-Value Ratio

	($ In Millions)

California	$268	54%
New York	86	52%
Illinois	72	51%
Texas	46	58%
Massachusetts	35	59%
Washington	34	48%
All other	203	55%
United Kingdom	35	53%
Canada	25	74%

Total commercial mortgage loans	$804	56%

All other consists of 22 jurisdictions, with no individual exposure exceeding $27 million.

	December 31, 2014
	Carrying Value	Average Loan-to-Value Ratio

	($ In Millions)

California	$217	58%
New York	82	54%
Illinois	65	50%
Texas	43	56%
Massachusetts	39	57%
Pennsylvania	28	52%
All other	200	56%
Canada	31	65%
United Kingdom	29	44%

Total commercial mortgage loans	$734	56%

All other consists of 24 jurisdictions, with no individual exposure exceeding $23 million.

Interest rates, including fixed and variable, on the Company’s portfolio of mortgage loans were:

	December 31,
	2015			2014
			Weighted			Weighted
	Low	High	Average	Low	High	Average
Commercial mortgage loans	3.1%	10.0%	4.7%	1.1%	10.0%	4.7%
Residential mortgage loans	2.4%	9.8%	5.3%	2.5%	10.0%	5.4%
Mezzanine mortgage loans	10.8%	12.0%	11.4%	-%	-%	-%

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Interest rates, including fixed and variable, on new mortgage loans were:

	Years Ended December 31,
	2015			2014
			Weighted			Weighted
	Low	High	Average	Low	High	Average
Commercial mortgage loans	3.3%	8.3%	4.2%	3.1%	6.5%	4.3%
Residential mortgage loans	3.9%	4.9%	4.0%	4.5%	4.7%	4.6%
Mezzanine mortgage loans	10.8%	12.0%	11.4%	-%	-%	-%

As of December 31, 2015 and 2014, the Company had no impaired mortgage loans with or without a valuation allowance.

As of December 31, 2013, the carrying value, average carrying value, unpaid principal balance, valuation allowance and interest income of the Company’s impaired commercial mortgage loans with an allowance recorded were each less than $1 million.

As of and for the years ended December 31, 2015 and 2014, there was no valuation allowance recorded and no changes in the valuation allowance for the Company’s commercial mortgage loans. The following presents changes in the valuation allowance recorded for the Company’s commercial mortgage loans for the year ended December 31, 2013:

	Primary
	Lender	Mezzanine	Total

	(In Millions)

Beginning balance	$-	$(1)	$(1)
Additions	(4)	(1)	(5)
Decreases	-	1	1
Write-downs	4	1	5

Ending balance	$-	$-	$-

The Company did not hold any restructured mortgage loans or mortgage loans with principal or interest past due as of December 31, 2015 or 2014. The Company had no mortgage loans with suspended interest accruals as of December 31, 2015 or 2014.

f.	Real estate

The carrying value of real estate was as follows:

	December 31,
	2015	2014

	(In Millions)

Held for the production of income	$-	$41
Accumulated depreciation	-	(7)
Encumbrances	-	(10)

Total real estate	$-	$24

Non-income producing properties that are held for investment consist of properties under construction. The Company held no non-income producing real estate as of December 31, 2015 and the carrying value of non-income producing real estate was $1 million as of December 31, 2014.

The Company had no depreciation expense on real estate for the year ended December 31, 2015. Depreciation expense was $1 million for the years ended December 31, 2014 and 2013.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

g.	Partnerships and limited liability companies

Partnership and LLC holdings, at carrying value, by annual statement category were:

	December 31,
	2015	2014

	(In Millions)

Joint venture interests:
Real estate	$90	$103
Common stocks	102	85
Fixed maturities/preferred stock	26	26
Surplus notes	10	10
LIHTCs	3	4
Mortgage loans	-	1

Total	$231	$229

There were no write-downs or reclassifications of LIHTC partnerships made during the years ended December 31, 2015 or December 31, 2014 due to forfeiture or ineligibility of tax credits or similar issues. In addition, there are no LIHTC properties currently subject to regulatory review.

h.	Derivatives

The Company uses derivative financial instruments in the normal course of business to manage risks, primarily to reduce currency, interest rate and duration imbalances determined in asset/liability analyses. The Company also uses a combination of derivatives and fixed income investments to create synthetic investments. These synthetic investments are created when they are economically more attractive than the actual instrument or when similar instruments are unavailable. Synthetic investments are created either to hedge and reduce the Company’s credit exposure or to create an investment in a particular asset. The Company held synthetic investments with a net notional amount of $63 million as of December 31, 2015 and $77 million as of December 31, 2014. These net notional amounts included no replicated asset transaction values as of December 31, 2015 and $13 million of replicated asset transactions as of December 31, 2014, as defined under statutory accounting practices as the result of pairing of a long derivative contract with cash instruments.

The Company’s derivative strategy employs a variety of derivative financial instruments, including interest rate swaps, currency swaps, equity and credit default swaps, options, interest rate caps and floors, forward contracts and financial futures. Investment risk is assessed on a portfolio basis and individual derivative financial instruments are not generally designated in hedging relationships; therefore, as allowed by statutory accounting practices, the Company intentionally has not applied hedge accounting.

Under interest rate swaps, the Company agrees, at specified intervals, to an exchange of variable rate and fixed rate interest payments calculated by reference to an agreed upon notional principal amount. Typically, no cash is exchanged at the outset of the contract and no principal payments are made by either party. Cash is paid or received based on the terms of the swap agreement. Interest rate swaps are primarily used to more closely match the cash flows of assets and liabilities. Interest rate swaps are also used to mitigate changes in the value of assets anticipated to be purchased and other anticipated transactions and commitments.

Under currency swaps, the Company agrees to an exchange of principal denominated in two different currencies at current rates, under an agreement to repay the principal at a specified future date and rate. The Company uses currency swaps for the purpose of managing currency exchange risks in its assets and liabilities.

Credit default swaps involve a transfer of the credit risk of fixed income instruments from one party to another in exchange for periodic premium payments. The buyer of the credit default swap receives credit protection, whereas the seller of the swap provides protection for the credit worthiness of the underlying security. A credit default swap transfers the risk of default from the buyer of the swap to the seller. If a specified credit event occurs, as defined by the agreement, the seller is obligated to pay the counterparty the contractually agreed upon amount and receives in return the underlying security in an amount equal to the notional value of the credit default swap. A credit event is generally defined as default on contractually obligated interest or principal payments or bankruptcy.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company does not sell credit default swaps as a participant in the credit insurance market. The Company does, however, use credit default swaps as part of its investment management process. The Company buys credit default swaps as an efficient means to reduce credit exposure to particular issuers or sectors in the Company’s investment portfolio. The Company sells credit default swaps in order to create synthetic investment positions that enhance the return on its investment portfolio by providing comparable exposure to fixed income securities that might not be available in the primary market.

Options grant the purchaser the right to buy or sell a security or enter a derivative transaction at a stated price within a stated period. The Company’s option contracts have terms of up to 15 years. A swaption is an option to enter an interest rate swap to either receive or pay a fixed rate at a future date. The Company purchases these options for the purpose of managing interest rate risks in its assets and liabilities.

The Company utilizes certain other agreements including forward contracts and financial futures. Currency forwards are contracts in which the Company agrees with other parties to exchange specified amounts of identified currencies at a specified future date. Typically, the exchange rate is agreed upon at the time of the contract. In addition, the Company also uses “to be announced” forward contracts (TBAs) to hedge interest rate risk and participate in the mortgage-backed securities market in an efficient and cost effective way. Typically, the price is agreed upon at contract inception and payment is made at a specified future date. The Company usually does not purchase TBAs with settlement by the first possible delivery date and thus, accounts for these TBAs as derivatives. TBAs that settle on the first possible delivery date are accounted for as bonds. The Company’s futures contracts are exchange traded and have credit risk. Margin requirements are met with the deposit of securities. Futures contracts are generally settled with offsetting transactions. Forward contracts and financial futures are used by the Company to reduce exposures to various risks including interest rates and currency rates.

The Company’s principal derivative market risk exposures are interest rate risk, which includes the impact of inflation, and credit risk. Interest rate risk pertains to the change in fair value of the derivative instruments as market interest rates move. The Company is exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. To minimize credit risk for bilateral transactions (individual contracts entered between the Company and a counterparty), the Company and its derivative counterparties generally enter into master netting agreements that allow the use of credit support annexes and require collateral to be posted in the amount owed under each transaction, subject to certain minimums. For over the counter cleared derivative transactions between the Company and a counterparty, the parties enter into a series of master netting and other agreements that govern, among other things, clearing and collateral requirements. These transactions are cleared through a clearinghouse and each derivative counterparty is only exposed to the default risk of the clearinghouse. Certain interest rate swaps and credit default swaps into which the Company enters are considered cleared transactions. These cleared transactions require initial and daily variation margin collateral postings. These same agreements allow for contracts in a positive position, in which amounts are due to the Company, to be offset by contracts in a negative position. This right of offset, combined with collateral obtained from counterparties, reduces the Company’s exposure. Net collateral pledged by the counterparties was less than ($1) million as of December 31, 2015 and $27 million as of December 31, 2014. In the event of default, the full market value exposure at risk in a net gain position, net of offsets and collateral was $9 million as of December 31, 2015 and $7 million as of December 31, 2014. The statutory net amount at risk, defined as net collateral pledged and statement values excluding accrued interest, was $14 million as of December 31, 2015 and $20 million as of December 31, 2014. The Company regularly monitors counterparty credit ratings and exposures, derivative positions and valuations and the value of collateral posted to ensure counterparties are credit-worthy and the concentration of exposure is minimized. The Company monitors this exposure as part of its management of the Company’s overall credit exposures.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following summarizes the carrying values and notional amounts of the Company’s derivative financial instruments:

	December 31, 2015

	Assets		Liabilities

	Carrying	Notional	Carrying	Notional
	Value	Amount	Value	Amount

	(In Millions)

Interest rate swaps	$474	$6,333	$513	$6,970
Options	47	472	-	-
Currency swaps	31	288	-	32
Forward contracts	2	79	1	106
Credit default swaps	-	-	-	11
Financial futures	-	391	-	-

Total	$554	$7,563	$514	$7,119

	December 31, 2014

	Assets		Liabilities

	Carrying	Notional	Carrying	Notional
	Value	Amount	Value	Amount

	(In Millions)

Interest rate swaps	$462	$6,214	$465	$5,157
Options	49	528	-	-
Currency swaps	11	166	4	67
Forward contracts	3	150	-	11
Credit default swaps	-	14	-	35
Financial futures	-	510	-	-

Total	$525	$7,582	$469	$5,270

In most cases, the notional amounts are not a measure of the Company’s credit exposure. However, notional amounts are a measure of the Company’s credit exposure for credit default swaps that are in the form of a replicated asset and mortgage-backed forwards. For these swaps and forwards, the Company is fully exposed to notional amounts of $63 million as of December 31, 2015 and $77 million as of December 31, 2014.

The collateral amounts exchanged are calculated on the basis of the notional amounts and the other terms of the instruments, which relate to interest rates, exchange rates, security prices or financial or other indices.

The average fair value of outstanding derivative assets was $574 million for the year ended December 31, 2015 and was $424 million for the year ended December 31, 2014. The average fair value of outstanding derivative liabilities was $521 million for the year ended December 31, 2015 and $408 million for the year ended December 31, 2014.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following summarizes the notional amounts of the Company’s credit default swaps by contractual maturity:

	December 31,
	2015	2014

	(In Millions)

Due in one year or less	$3	$38
Due after one year through five years	8	11

Total	$11	$49

The following presents the Company’s gross notional interest rate swap positions:

	December 31,
	2015	2014

	(In Millions)

Open interest rate swaps in a fixed pay position	$6,647	$5,578
Open interest rate swaps in a fixed receive position	6,656	5,793

Total interest rate swaps	$13,303	$11,371

The following summarizes the Company’s net realized gains (losses) on closed contracts and change in net unrealized gains (losses) related to market fluctuations on open contracts by derivative type:

	Year Ended
	December 31, 2015

	Net Realized Gains (Losses) on Closed Contracts	Change In Net Unrealized Gains on Open Contracts

	(In Millions)

Interest rate swaps	$(1)	$(37)
Currency swaps	1	24
Options	(5)	4
Forward contracts	11	(2)
Financial futures	(8)	-

Total	$(2)	$(11)

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	Year Ended
	December 31, 2014

	Net Realized Gains (Losses) on Closed Contracts	Change In Net Unrealized (Losses) on Open Contracts

	(In Millions)

Interest rate swaps	$(8)	$2
Currency swaps	-	17
Options	(11)	29
Credit default swaps	-	1
Forward contracts	11	4
Financial futures	126	-

Total	$118	$53

	Year Ended
	December 31, 2013

	Net Realized Gains (Losses) on Closed Contracts	Change In Net Unrealized Gains (Losses) on Open Contracts

	(In Millions)

Interest rate swaps	$(12)	$(3)
Currency swaps	4	(8)
Options	(2)	(29)
Credit default swaps	-	(1)
Forward contracts	(4)	-
Financial futures	(98)	-

Total	$(112)	$(41)

The following summarizes gross and net information of derivative assets and liabilities, along with collateral posted in connection with master netting agreements:

	December 31, 2015			December 31, 2014

	Derivative	Derivative		Derivative	Derivative
	Asset	Liabilities	Net	Asset	Liabilities	Net

	(In Millions)

Gross	$554	$514	$40	$525	$469	$56
Due and accrued	54	90	(36)	46	75	(29)
Gross amounts offset	(466)	(466)	-	(513)	(513)	-

Net asset	142	138	4	58	31	27
Collateral posted	(166)	(166)	-	(194)	(167)	(27)

Net	$(24)	$(28)	$4	$(136)	$(136)	$-

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

i.	Repurchase agreements

The Company had repurchase agreements with carrying values of $240 million as of December 31, 2015 and December 31, 2014. As of December 31, 2015, the maturity of these agreements ranged from January 6, 2016 through February 2, 2016 and the interest rates ranged from 0.4% to 0.5%. The outstanding amounts were collateralized by cash and bonds with a carrying value of $244 million as of December 31, 2015 and $241 million as of December 31, 2014.

j.	Net investment income

Net investment income, including IMR amortization, comprised the following:

	Years Ended December 31,
	2015	2014	2013

	(In Millions)

Bonds	$206	$217	$238
Preferred stocks	2	2	1
Common stocks - subsidiary	-	-	20
Mortgage loans	47	45	42
Policy loans	7	7	9
Real estate	-	3	3
Partnerships and LLCs	24	33	25
Derivatives	43	35	18
Cash, cash equivalents and short-term investments	1	-	1
Other	1	1	-

Subtotal investment income	331	343	357
Amortization of the IMR	17	21	9
Investment expenses	(12)	(15)	(15)

Net investment income	$336	$349	$351

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

k.	Net realized capital gains (losses)

Net realized capital (losses), which include OTTI and are net of deferral to the IMR, comprised the following:

	Years Ended December 31,
	2015	2014	2013

	(In Millions)

Bonds	$(5)	$43	$9
Preferred stocks	1	1	2
Common stocks - unaffiliated	2	1	2
Mortgage loans	-	-	(4)
Real estate	1	-	-
Partnerships and LLCs	(5)	(1)	(2)
Derivatives	(2)	118	(112)
Other	12	(3)	(2)

Net realized capital gains (losses) before federal and state taxes and deferral to the IMR	4	159	(107)
Net federal and state tax expense	(16)	(18)	(6)

Net realized capital (losses) gains before deferral to the IMR	(12)	141	(112)
Net after tax losses (gains) deferred to the IMR	7	(143)	101

Net realized capital (losses)	$(5)	$(2)	$(11)

The IMR liability balance was $61 million as of December 31, 2015 and $84 million as of December 31, 2014 and was included in other liabilities on the Statutory Statements of Financial Position. Refer to Note 2u. “Interest maintenance reserve” for information on the Company’s policy for IMR.

OTTI, included in the realized capital losses, consisted of the following:

	Years Ended December 31,
	2015	2014	2013

	(In Millions)

Bonds	$(13)	$(3)	$(4)
Mortgage loans	-	-	(5)
Partnerships and LLCs	(2)	(2)	(1)

Total	$(15)	$(5)	$(10)

The Company recognized OTTI of $1 million for the year ended December 31, 2015, $2 million for the year ended December 31, 2014 and $2 million for the year ended December 31, 2013, on structured and loan backed securities, which are included in bonds, primarily due to the present value of expected cash flows being less than the amortized cost.

For the year ended December 31, 2015, less than $1 million of the $13 million of bond OTTI, for the year ended December 31, 2014, 33% of the $3 million of bond OTTI and for the year ended December 31, 2013, 25% of the $4 million of bond OTTI were determined using internally developed models. The remaining OTTI amounts were determined using external inputs such as publicly observable fair values and credit ratings. Refer to Note 2aa. “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” for more information on assumptions and inputs used in the Company’s OTTI models.

Refer to Note 17. “Impairment listing for loan-backed and structured securities” for a CUSIP level list of impaired structured securities where the present value of cash flows expected to be collected is less than the amortized cost basis.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

5.	Federal income taxes

The Company provides for DTAs in accordance with statutory accounting practices and has met the required threshold to utilize the three-year reversal period and 15% of surplus limitation.

The net DTA or deferred tax liability (DTL) recognized in the Company’s assets, liabilities and surplus is as follows:

	December 31, 2015

	Ordinary	Capital	Total

	(In Millions)

Gross DTAs	$146	$42	$188
Statutory valuation allowance adjustment	-	-	-

Adjusted gross DTAs	146	42	188
DTAs nonadmitted	(73)	(20)	(93)

Subtotal net admitted DTA	73	22	95
Total gross DTLs	(38)	(18)	(56)

Net admitted DTA(L)	$35	$4	$39

	December 31, 2014

	Ordinary	Capital	Total

	(In Millions)

Gross DTAs	$123	$30	$153
Statutory valuation allowance adjustment	-	-	-

Adjusted gross DTAs	123	30	153
DTAs nonadmitted	(48)	(15)	(63)

Subtotal net admitted DTA	75	15	90
Total gross DTLs	(43)	(10)	(53)

Net admitted DTA(L)	$32	$5	$37

	Change

	Ordinary	Capital	Total

	(In Millions)

Gross DTAs	$23	$12	$35
Statutory valuation allowance adjustment	-	-	-

Adjusted gross DTAs	23	12	35
DTAs nonadmitted	(25)	(5)	(30)

Subtotal net admitted DTA	(2)	7	5
Total gross DTLs	5	(8)	(3)

Net admitted DTA(L)	$3	$(1)	$2

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The amount of adjusted gross DTA admitted under each component of the guidance and the resulting change by tax character are as follows:

	December 31, 2015

	Ordinary	Capital	Total

	(In Millions)

Admitted DTA 3 years:
Federal income taxes that can be recovered	$35	$4	$39
Remaining adjusted gross DTAs expected to be realized within 3 years (lesser of 1 or 2):
1. Adjusted gross DTA to be realized	-	-	-
2. Adjusted gross DTA allowed per limitation threshold	203	-	203

Lesser of lines 1 or 2	-	-	-
Adjusted gross DTAs offset by existing DTLs	38	18	56

Total admitted DTA realized within 3 years	$73	$22	$95

	December 31, 2014

	Ordinary	Capital	Total

	(In Millions)

Admitted DTA 3 years:
Federal income taxes that can be recovered	$26	$5	$31
Remaining adjusted gross DTAs expected to be realized within 3 years
1. Adjusted gross DTA to be realized	6	-	6
2. Adjusted gross DTA allowed per limitation threshold	172	-	172

Lesser of lines 1 or 2	6	-	6
Adjusted gross DTAs offset by existing DTLs	43	10	53

Total admitted DTA realized within 3 years	$75	$15	$90

	Change

	Ordinary	Capital	Total

	(In Millions)

Admitted DTA 3 years:
Federal income taxes that can be recovered	$9	$(1)	$8
Remaining adjusted gross DTAs expected to be realized within 3 years
1. Adjusted gross DTA to be realized	(6)	-	(6)
2. Adjusted gross DTA allowed per limitation threshold	31	-	31

Lesser of lines 1 or 2	(6)	-	(6)
Adjusted gross DTAs offset by existing DTLs	(5)	8	3

Total admitted DTA realized within 3 years	$(2)	$7	$5

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company’s total realization threshold limitations are as follows:

	December 31,
	2015	2014

	($ In Millions)

Ratio percentage used to determine recovery period and threshold limitation	1,387%	1,343%

Amount of adjusted capital and surplus used to determine recovery period and threshold limitation above	$1,358	$1,147

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The ultimate realization of DTAs depends on the generation of future taxable income during the periods in which the temporary differences are deductible. Management considers the scheduled reversal of DTLs, including the impact of available carryback and carryforward periods, projected taxable income and tax-planning strategies in making this assessment. The impact of tax-planning strategies is as follows:

December 31, 2015

	Ordinary	Capital	Total

(Percent)

Impact of tax planning strategies:
Adjusted gross DTAs
(% of total adjusted gross DTAs)	- %	- %	- %

Net admitted adjusted gross DTAs
(% of total net admitted adjusted gross DTAs)	- %	100%	10%

December 31, 2014

	Ordinary	Capital	Total

(Percent)

Impact of tax planning strategies:
Adjusted gross DTAs
(% of total adjusted gross DTAs)	- %	- %	- %

Net admitted adjusted gross DTAs
(% of total net admitted adjusted gross DTAs)	- %	13%	13%

Change

	Ordinary	Capital	Total

(Percent)

Impact of tax planning strategies:
Adjusted gross DTAs
(% of total adjusted gross DTAs)	- %	- %	- %

Net admitted adjusted gross DTAs
(% of total net admitted adjusted gross DTAs)	- %	87%	(3) %

There are no reinsurance strategies included in the Company’s tax-planning strategies.

The provision for current tax expense on earnings is as follows:

	Years Ended December 31,
	2015	2014	2013

	(In Millions)

Federal income tax expense on operating earnings	$37	$22	$50
Foreign income tax expense on operating earnings	1	1	-

Total federal and foreign income tax expense on operating earnings	38	23	50
Federal income tax expense on net realized capital gains (losses)	16	18	6

Total federal and foreign income tax expense	$54	$41	$56

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The tax effects of temporary differences that give rise to significant portions of the DTAs and DTLs are as follows:

	December 31,
	2015	2014	Change

	(In Millions)

DTAs:
Ordinary
Reserve items	$54	$58	$(4)
Policy acquisition costs	39	38	1
Investment items	18	19	(1)
Unrealized investment losses	14	1	13
Nonadmitted assets	3	2	1
Expense items	1	-	1
Other	17	5	12

Total ordinary DTAs	146	123	23
Nonadmitted DTAs	(73)	(48)	(25)

Admitted ordinary DTAs	73	75	(2)

Capital
Investment items	26	23	3
Unrealized investment losses	16	7	9

Total capital DTAs	42	30	12
Nonadmitted DTAs	(20)	(15)	(5)

Admitted capital DTAs	22	15	7

Admitted DTAs	95	90	5

DTLs:
Ordinary
Investment Items	25	34	(9)
Deferred and uncollected premium	2	1	1
Other	11	8	3

Total ordinary DTLs	38	43	(5)

Capital
Unrealized investment gains	18	10	8
Investment items	-	-	-

Total capital DTLs	18	10	8

Total DTLs	56	53	3

Net admitted DTA	$39	$37	$2

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The change in net deferred income taxes comprised the following:

	Years Ended December 31,
	2015	2014	2013

	(In Millions)

Net DTA(L)	$32	$(80)	$45
Less: Items not recorded in the change in net deferred income taxes:
Tax-effect of unrealized gains/(losses)	(14)	9	(15)

Change in net deferred income taxes	$18	$(71)	$30

As of December 31, 2015, the Company had no net operating or capital loss carryforwards to include in deferred income taxes. The Company has no tax credit carryforwards included in deferred taxes.

The components of federal and foreign income tax are recorded in the Statutory Statements of Operations and the Statutory Statements of Changes in Shareholder’s Equity and are different from those which would be obtained by applying the prevailing federal income tax rate to net gain from operations before federal income taxes. The significant items causing this difference are as follows:

	Years Ended December 31,
	2015	2014	2013

	(In Millions)

Provision computed at statutory rate	$58	$120	$44
Investment items	(9)	(17)	(15)
Tax credits	(2)	(2)	(2)
Change in reserve valuation basis	-	(2)	(1)
Expense items	-	-	-
Nonadmitted assets	(2)	1	1
Foreign governmental income taxes	1	1	-
Other	(10)	11	(1)

Total statutory income tax expense	$36	$112	$26

Federal and foreign income tax expense	$54	$41	$56
Change in net deferred income taxes	(18)	71	(30)

Total statutory income tax expense	$36	$112	$26

The Company paid federal income taxes of $64 million in 2015, $54 million in 2014 and $45 million in 2013.

The Company is included in a consolidated U.S. federal income tax return with its parent, MassMutual, a mutual life insurance company domiciled in the Commonwealth of Massachusetts, and MassMutual’s eligible U.S. subsidiaries. The Company also files income tax returns in various states and foreign jurisdictions. The Company, MassMutual, and MassMutual’s eligible subsidiaries and certain affiliates (the Parties) have executed and are subject to a written tax allocation agreement (the Agreement). The Agreement sets forth the manner in which the total combined federal income tax is allocated among the Parties. The Agreement provides the Company with the enforceable right to recoup federal income taxes paid in prior years in the event of future net losses, which it may incur. Further, the Agreement provides the Company with the enforceable right to utilize its net losses carried forward as an offset to future net income subject to federal income taxes.

Companies are generally required to disclose unrecognized tax benefits, which are the tax effect of positions taken on their tax returns, that may be challenged by various taxing authorities, in order to provide users of financial statements more information regarding potential liabilities. The Company recognizes tax benefits and related reserves in accordance with existing statutory accounting practices for liabilities, contingencies and impairments of assets.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following is a reconciliation of the beginning and ending liability for unrecognized tax benefits (in millions):

Balance, January 1, 2015	$4
Gross change related to positions taken in prior years	-
Gross change related to positions taken in current year	(1)
Gross change related to settlements	-
Gross change related to lapse of statutes of limitations	-

Balance, December 31, 2015	$3

Included in the liability for unrecognized tax benefits as of December 31, 2015 are $3 million of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility. The liability for the unrecognized tax benefits as of December 31, 2015 includes no unrecognized tax benefits that, if recognized, would impact the Company’s effective tax rate.

The Company recognizes accrued interest and penalties related to the liability for unrecognized tax benefits as a component of the provision for income taxes. The amount of net interest recognized was $1 million as of December 31, 2015 and 2014. The Company has no accrued penalties related to the liability for unrecognized tax benefits. In the next year, the Company does not anticipate the total amount of uncertain tax positions to significantly increase or decrease.

The Internal Revenue Service (IRS) has completed its examination of the tax returns filed for years 2010 and prior. The IRS is currently auditing the years 2011 through 2013. The Company does not expect a material change in its financial position or liquidity as a result of these audits.

As of December 31, 2015 and 2014, the Company did not recognize any protective deposits as admitted assets.

The Tax Increase Prevention Act of 2014 signed into law on December 19, 2014, extended the 50% first year bonus depreciation to qualified property acquired and placed in service during 2014. On December 18, 2015, the Preventing Americans from Tax Hikes Act of 2015 (the PATH Act) was enacted and provides for a multi-year extension of this provision through 2019. The PATH Act extends 50% bonus depreciation to 2015 through 2017, it then phases down to 40% for 2018 and 30% for 2019. The extension of these tax provisions are not expected to have a material effect on the Company’s financial position or liquidity.

6.	Deferred and uncollected life insurance premium

Deferred and uncollected life insurance premium, net of loading and reinsurance, are included in other than invested assets in the Company’s Statutory Statements of Financial Position. The following summarizes the deferred and uncollected life insurance premium on a gross basis, as well as net of loading and reinsurance:

	December 31,
	2015		2014

	Gross	Net	Gross	Net

	(In Millions)

Ordinary renewal	$(22)	$(24)	$(29)	$(28)
Group life	-	-	1	-

Total	$(22)	$(24)	$(28)	$(28)

Deferred premium is the portion of the annual premium not earned at the reporting date. Loading on deferred premium is an amount obtained by subtracting the valuation net deferred premium from the gross deferred premium and generally includes allowances for acquisition costs and other expenses. Refer to Note 2r. “Policyholders’ reserves” for information on the Company’s accounting policies regarding gross premium and net premium.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Uncollected premium is gross premium net of reinsurance that is due and unpaid as of the reporting date, net of loading. Net premium is the amount used in the calculation of reserves. The change in deferred and uncollected life insurance premium is included in premium income. The change in loading is included as an expense and is not shown as a reduction to premium income.

Ordinary new business and ordinary renewal business consist of the basic amount of premium required on the underlying life insurance policies.

In certain instances, gross premium is less than net premium according to the standard valuation set by the Division and the Department. The gross premium is less than the net premium needed to establish the reserves because the statutory reserves must use standard conservative valuation mortality tables, while the gross premium calculated in pricing uses mortality tables that reflect both the Company’s experience and the transfer of mortality risk to reinsurers. The Company had life insurance in force of $621 million as of December 31, 2015 and $881 million as of December 31, 2014 for which gross premium was less than net premium.

7.	Policyholders’ liabilities

a.	Policyholders’ reserves

The Company had life insurance in force of $34,702 million as of December 31, 2015 and $36,687 million as of December 31, 2014.

The following summarizes policyholders’ reserves, net of reinsurance, and the range of interest rates by type of product:

	December 31,
	2015		2014

	Amount	Interest Rates	Amount	Interest Rates

	($ In Millions)

Individual annuities	$3,159	3.5% - 9.0%	$3,241	3.5% - 9.0%
Individual universal and variable life	1,204	4.0% - 4.5%	1,217	4.0% - 4.5%
Group life	70	4.0% - 4.0%	75	2.5% - 4.0%
Individual life	4	3.5% - 4.5%	3	4.5% - 4.5%

Total	$4,437		$4,536

Group life includes corporate-owned life insurance products and individual life includes term insurance.

b.	Liabilities for deposit-type contracts

Supplementary contracts not involving life contingencies of $66 million as of December 31, 2015 and $56 million as of December 31, 2014 were included in liabilities for deposit-type contracts. The interest rate range on supplementary contracts was 0.3% - 3.0% as of December 31, 2015 and 0.3% - 3.3% as of December 31, 2014.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

c.	Additional liability for annuity contracts

Certain variable annuity contracts include additional death benefit features. Election of these benefits is generally only available at contract issue.

The following shows the liabilities for GMDBs (in millions):

Liability as of January 1, 2014	$2
Incurred guarantee benefits	5
Paid guarantee benefits	(1)

Liability as of December 31, 2014	6
Incurred guarantee benefits	1
Paid guarantee benefits	(1)

Liability as of December 31, 2015	$6

The Company held reserves in accordance with the stochastic scenarios as of December 31, 2015 and 2014.

The following summarizes the account values, net amount at risk and weighted average attained age for variable annuity contracts with GMDBs classified as policyholders’ reserves and separate account liabilities. The net amount at risk is defined as the minimum guarantee less the account value calculated on a policy-by-policy basis, but not less than zero.

	December 31,
	2015			2014

		Net	Weighted		Net	Weighted
	Account	Amount	Average	Account	Amount	Average
	Value	at Risk	Attained Age	Value	at Risk	Attained Age

	($ In Millions)

GMDB	$1,651	$35	65	$1,742	$34	64

Account values of variable annuity contracts with GMDBs are summarized below:

	December 31,
	2015	2014

	(In Millions)

Separate account	$1,276	$1,370
General account	375	372

Total	$1,651	$1,742

d.	Additional liability for individual life contracts

Certain universal life and variable universal life contracts include features such as GMDBs or other guarantees that ensure continued death benefit coverage when the policy would otherwise lapse. The value of the guarantee is only available to the beneficiary in the form of a death benefit.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following presents the changes in the liability, net of reinsurance, for guarantees on universal life and variable universal life type contracts was as follows:

	December 31,
	2015	2014

	(In Millions)

Beginning balance	$510	$525
Net liability (decrease) increase	(1)	(15)

Ending balance	$509	$510

8.	Reinsurance

The Company enters into reinsurance agreements with affiliated and unaffiliated insurers in the normal course of business in order to mitigate the impact of underwriting mortality and morbidity risks. Such transfers do not relieve the Company of its primary liability to its customers and, as such, failure of reinsurers to honor their obligations could result in credit losses that could arise if a reinsurer defaults. The Company reduces reinsurance default risk by evaluating the financial condition of reinsurers and monitoring for possible concentrations within the Company’s reinsurers. The Company reinsures a portion of its mortality risk in its life business under either a first dollar quota-share arrangement or an in excess of the retention limit arrangement with reinsurers. The amounts reinsured are on a yearly renewable term, coinsurance or Modco basis. The Company’s mortality risk retention limit per individual life insured is generally $15 million.

Refer to Note 14. “Related party transactions” for information about the Company’s affiliated ceded reinsurance transactions.

The Company did not reinsure any policies with a company chartered in a country other than the U.S., excluding U.S. branches of these companies, which was owned in excess of 10% or controlled directly or indirectly by an insured, a beneficiary, a creditor or any other person not primarily engaged in the insurance business. There are no reinsurance agreements in effect under which the reinsurer may unilaterally cancel any reinsurance for reasons other than for nonpayment of premium or other similar credits. The Company has no reinsurance agreements in effect such that the amount of losses paid or accrued through the statement date may result in a payment to the reinsurer of amounts which, in aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premium collected under the reinsured policies.

If all reinsurance agreements were terminated by either party as of December 31, 2015, the resulting reduction in surplus due to loss of reinsurance reserve credits, net of unearned premium, would be approximately $330 million assuming no return of the assets, excluding assets in trust, backing these reserves from the reinsurer to the Company.

Reinsurance amounts included in the Statutory Statements of Operation were as follows:

	Years Ended December 31,
	2015	2014	2013

	(In Millions)

Direct premium	$459	$477	$507
Premium ceded	(163)	(159)	(151)

Total net premium	$296	$318	$356

Reinsurance recoveries ceded	$246	$186	$152

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Reinsurance amounts included in the Statutory Statements of Financial Position were as follows:

	December 31,
	2015	2014

	(In Millions)

Reinsurance reserves ceded	$(1,497)	$(1,506)

Amounts recoverable from reinsurers	76	55

As of December 31, 2015, one reinsurer accounted for 40% of the outstanding balance of the reinsurance recoverable and the next largest reinsurer had 16%. Overall, the Company believes that exposures to a single reinsurer does not create an undue concentration of risk and the Company’s business is not substantially dependent upon any single reinsurer.

9.	Withdrawal characteristics

a.	Annuity actuarial reserves and liabilities for deposit-type contracts

The withdrawal characteristics of the Company’s annuity actuarial reserves and deposit-type contracts as of December 31, 2015 are illustrated below:

		Separate	Separate
	General	Account w/	Account		% of
	Account	Guarantees	Nonguaranteed	Total	Total

	($ In Millions)

Subject to discretionary withdrawal:
With fair value adjustment	$14	$-	$-	$14	-%
At book value less current surrender charge of 5% or more	7	-	-	7	-
At fair value	-	-	1,274	1,274	28

Subtotal	21	-	1,274	1,295	28
Subject to discretionary withdrawal:
At book value without fair value adjustment	3,172	-	-	3,172	71
Not subject to discretionary withdrawal	26	-	-	26	1

Total	$3,219	$-	$1,274	$4,493	100%

The following is a summary of total annuity actuarial reserves and liabilities for deposit-type contracts as of December 31, 2015 (in millions):

Statutory Statements of Financial Position:
Policyholders’ reserves – individual annuities	$3,145
Policyholders’ reserves – guaranteed investment contracts	8
Liabilities for deposit-type contracts	66

Subtotal	3,219

Separate Account Annual Statement:
Annuities	1,274

Total	$4,493

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

b.	Separate accounts

The Company has nonguaranteed separate accounts which are variable accounts where the benefit is determined by the performance and/or market value of the investments held in the separate account with incidental risk, notional expense and minimum death benefit guarantees.

Information regarding the separate accounts of the Company as of and for the year ended December 31, 2015 is as follows:

Non
Guaranteed

(In Millions)

Net premium, considerations or deposits for the year ended December 31, 2015	$72

Reserves at December 31, 2015:
For accounts with assets at:
Fair value	$1,737
Nonpolicy liabilities	7

Total	$1,744

Reserves by withdrawal characteristics:
Subject to discretionary withdrawal:
At fair value	$1,737
Nonpolicy liabilities	7

Total	$1,744

The Company does not have any reserves in separate accounts for asset default risk in lieu of AVR.

The following is a reconciliation of amounts reported as transfers (from) to separate accounts in the summary of operations of the Company’s NAIC Separate Account Annual Statement to the amounts reported as net transfers (from) to separate accounts in change in policyholders’ reserves in the accompanying Statutory Statements of Operations:

	Years Ended December 31,
	2015	2014	2013

	(In Millions)

From the Separate Account Annual Statement:
Transfers to separate accounts	$72	$72	$71
Transfers from separate accounts	(171)	(183)	(213)

Net transfers from separate accounts	$(99)	$(111)	$(142)

10.	Shareholder’s equity

MassMutual has authorized the contribution of funds to the Company sufficient to meet the capital requirements of each state in the U.S. in which the Company is licensed to do business. Substantially all of the statutory shareholder’s equity is subject to dividend restrictions. Dividend restrictions, imposed by state regulations, limit the payment of dividends to the shareholder without prior approval from the Department. Under these regulations, $140 million of shareholder’s equity is available for distribution to the shareholder in 2016 without prior regulatory approval. The Company did not pay a dividend to MassMutual in 2015, 2014 or 2013.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

11.	Presentation of the Statutory Statements of Cash Flows

The following table presents those transactions that have affected the Company’s recognized assets or liabilities but have not resulted in cash receipts or payments during the years ended December 31, 2015 2014 and 2013. In the Company’s prior year financial statements, the non-cash activities shown below were included within the Statutory Statement of Cash Flows. In 2015, the NAIC issued clarifying guidance related to the exclusion of non-cash activities from the statement of cash flows. As a result, the Company has excluded the 2015 non-cash activities below from the Statutory Statement of Cash Flows for the year ended December 31, 2015; however, the 2014 and 2013 non-cash activities below continue to be included within the Statutory Statements of Cash Flows for the years ended December 31, 2014 and 2013.

	Years Ended December 31,
	2015	2014	2013

	(In Millions)

Bank loan rollovers	$60	$49	$208
Bond conversions and refinancing	12	24	39
Other	1	1	10
Bond transfer to other invested assets	-	-	28

Bank loan rollovers are transactions processed as the result of rate resets on existing bank loans and are included in the proceeds from investments sold, matured or repaid on bonds. In 2013, bank loan rollovers that were a result of rate resets were presented on a gross basis. In 2015 and 2014, bank loan rollovers that are a result of rate resets are presented on a net basis.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

12.	Fair value of financial instruments

The following presents a summary of the carrying values and fair values of the Company’s financial instruments:

	December 31, 2015

	Carrying Value	Fair Value	Level 1	Level 2	Level 3

	(In Millions)

Financial assets:
Bonds:
U. S. government and agencies	$272	$291	$-	$291	$-
All other governments	1	1	-	1	-
States, territories and possessions	34	37	-	37	-
Political subdivisions	15	16	-	16	-
Special revenue	131	144	-	144	-
Industrial and miscellaneous	3,417	3,459	-	1,905	1,554
Parent, subsidiaries and affiliates	331	344	-	49	295
Preferred stocks	30	30	16	-	14
Common stock - subsidiary and affiliate	7	7	7	-	-
Common stock - unaffiliated	2	2	-	-	2
Mortgage loans - commercial	804	829	-	-	829
Mortgage loans - residential	182	178	-	-	178
Derivatives:
Interest rate swaps	474	474	-	474	-
Options	47	47	-	47	-
Currency swaps	31	31	-	31	-
Forward contracts	2	2	-	2	-
Cash, cash equivalents and short-term investments	314	314	24	290	-
Separate account assets	1,744	1,744	1,744	-	-
Financial liabilities:
Repurchase agreements	240	240	-	240	-
Individual annuity contracts	3,145	3,646	-	-	3,646
Supplementary contracts	54	55	-	-	55
Derivatives:
Interest rate swaps	513	513	-	513	-
Forward contracts	1	1	-	1	-

Common stock – subsidiary and affiliate does not include MML Bay State, which has a statutory carry value of $231 million.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2014

	Carrying Value	Fair Value	Level 1	Level 2	Level 3

	(In Millions)

Financial assets:
Bonds:
U. S. government and agencies	$273	$296	$-	$295	$1
All other governments	1	1	-	1	-
States, territories and possessions	72	79	-	79	-
Political subdivisions	16	18	-	17	1
Special revenue	83	97	-	95	2
Industrial and miscellaneous	3,554	3,772	-	2,245	1,527
Parent, subsidiaries and affiliates	306	325	-	46	279
Preferred stocks	29	31	15	-	16
Common stock - subsidiary and affiliate	7	7	7	-	-
Common stock - unaffiliated	3	3	-	-	3
Mortgage loans - commercial	734	761	-	-	761
Mortgage loans - residential	210	206	-	-	206
Derivatives:
Interest rate swaps	462	462	-	462	-
Options	49	49	-	49	-
Currency swaps	11	11	-	11	-
Forward contracts	3	3	-	3	-
Cash, cash equivalents and short-term investments	205	205	5	200	-
Separate account assets	1,863	1,863	1,863	-	-
Financial liabilities:
Repurchase agreements	240	240	-	240	-
Individual annuity contracts	3,227	3,338	-	-	3,338
Supplementary contracts	45	45	-	-	45
Derivatives:
Interest rate swaps	465	465	-	465	-
Currency swaps	4	4	-	4	-

Common stock – subsidiary and affiliate does not include MML Bay State, which has a statutory carry value of $211 million.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Fair value is defined as the price that would be received from selling an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative guidance for fair value establishes a measurement framework that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuation techniques into three levels. Each level reflects a unique description of the inputs that are significant to the fair value measurements. The levels of the fair value hierarchy are as follows:

Level 1 – Observable inputs in the form of quoted prices for identical instruments in active markets.

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities, quoted prices in markets that are not active or other inputs that are observable or can be derived from observable market data for substantially the full term of the assets or liabilities.

Level 3 – One or more unobservable inputs that are supported by little or no market activity and are significant to the fair value of the assets or liabilities. Level 3 assets and liabilities include financial instruments whose value is determined using internal models, as well as instruments for which the determination of fair value requires significant management judgment or estimation.

When available, the Company generally uses unadjusted quoted market prices from independent sources to determine the fair value of investments and classifies such items within Level 1 of the fair value hierarchy. If quoted prices are not available, prices are derived from observable market data for similar assets in an active market or obtained directly from brokers for identical assets traded in inactive markets. Investments that are priced using these inputs are classified within Level 2 of the fair value hierarchy. When some of the necessary observable inputs are unavailable, fair value is based upon internally developed models. These models use inputs not directly observable or correlated with observable market data. Typical inputs, which are integrated in the Company’s internal discounted cash flow models and discounted earnings models include, but are not limited to, issuer spreads derived from internal credit ratings and benchmark yields such as London Inter-Bank Offered Rate (LIBOR), cash flow estimates and earnings before interest, taxes, depreciation and amortization estimates. Investments that are priced with such unobservable inputs are classified within Level 3 of the fair value hierarchy.

The Company has established and maintains policies and guidelines that govern its valuation methodologies and their consistent application. These policies and guidelines address the use of inputs, price source hierarchies and provide controls around the valuation processes. These controls include appropriate review and analysis of prices against market activity or indicators for reasonableness, approval of price source changes, price overrides, methodology changes and classification of fair value hierarchy levels. The valuation policies and guidelines are reviewed and updated as appropriate.

Annually, the Company reviews the primary pricing vendor to validate that the inputs used in that vendor’s pricing process are deemed to be market observable as defined above. While the Company was not provided access to proprietary models of the vendor, the reviews have included on-site walk-throughs of the pricing process, methodologies and control procedures for each asset class and level for which prices are provided. The review also included an examination of the underlying inputs and assumptions for a sample of individual securities across asset classes. In addition, the Company and its pricing vendors have an established challenge process in place for all security valuations, which facilitates identification and resolution of prices that fall outside expected ranges. The Company believes that the prices received from the pricing vendors are representative of prices that would be received to sell the assets at the applicable measurement date (exit prices) and are classified appropriately in the hierarchy.

The Company reviews the fair value hierarchy classifications at each reporting period. Overall, reclassifications between levels occur when there are changes in the observability of inputs and market activity used in the valuation of a financial asset or liability. Such reclassifications are reported as transfers between levels at the beginning fair value for the reporting period in which the changes occur. Given the types of assets classified as Level 1 (primarily equity securities and mutual fund investments), transfers between Level 1 and Level 2 measurement categories are expected to be infrequent. Transfers into and out of Level 3 are summarized in the schedule of changes in Level 3 assets and liabilities.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The fair value of individual annuity and supplementary contracts is determined using one of several methods based on the specific contract type. For short-term contracts, generally less than 30 days, the fair value is assumed to be the book value. For investment-type contracts, the fair value is determined by calculating the present value of future cash flows discounted at current market interest rates, the risk-free rate or a current pricing yield curve based on pricing assumptions using assets of a comparable corporate bond quality. Annuities are valued using cash flow projections from the Company’s asset-liability management analysis.

The following presents the Company’s fair value hierarchy for assets and liabilities that are carried at fair value:

	December 31, 2015

	Level 1	Level 2	Level 3	Total

	(In Millions)

Financial assets:
Bonds:
Parent, subsidiaries and affiliates	$-	$3	$5	$8
Preferred stocks	1	-	-	1
Common stock - subsidiary and affiliate	7	-	-	7
Common stock - unaffiliated	-	-	2	2
Derivatives:
Interest rate swaps	-	474	-	474
Options	-	47	-	47
Currency swaps	-	31	-	31
Forward contracts	-	2	-	2
Separate account assets	1,744	-	-	1,744

Total financial assets carried at fair value	$1,752	$557	$7	$2,316

Financial liabilities:
Derivatives:
Interest rate swaps	$-	$513	$-	$513
Forward contracts	-	1	-	1

Total financial liabilities carried at fair value	$-	$514	$-	$514

In 2015, there were no significant transfers between Level 1 and Level 2.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2014

	Level 1	Level 2	Level 3	Total

	(In Millions)

Financial assets:
Bonds:
Industrial and miscellaneous	$-	$-	$3	$3
Parent, subsidiaries and affiliates	-	-	9	9
Common stock - subsidiary and affiliate	7	-	-	7
Common stock - unaffiliated	-	-	3	3
Derivatives:
Interest rate swaps	-	462	-	462
Options	-	49	-	49
Currency swaps	-	11	-	11
Forward contracts	-	3	-	3
Separate account assets	1,863	-	-	1,863

Total financial assets carried at fair value	$1,870	$525	$15	$2,410

Financial liabilities:
Derivatives:
Interest rate swaps	$-	$465	$-	$465
Currency swaps	-	4	-	4

Total financial liabilities carried at fair value	$-	$469	$-	$469

In 2014, there were no significant transfers between Level 1 and Level 2.

Valuation Techniques and Inputs

The Company determines the fair value of its investments using primarily the market approach or the income approach. The use of quoted prices for identical assets and matrix pricing or other similar techniques are examples of market approaches, while the use of discounted cash flow methodologies is an example of the income approach. The Company attempts to maximize the use of observable inputs and minimize the use of unobservable inputs in selecting whether the market or the income approach is used.

A description of the significant valuation techniques and inputs to the determination of estimated fair value for the more significant asset and liability classes measured at fair value on a recurring basis and categorized within Level 2 and Level 3 of the fair value hierarchy is as follows:

Derivative assets and liabilities - These financial instruments are primarily valued using the market approach. The estimated fair value of derivatives is based primarily on quotations obtained from counterparties and independent sources, such as quoted market values received from brokers. These quotations are compared to internally derived prices and a price challenge is lodged with the counterparties and an independent source when a significant difference cannot be explained by appropriate adjustments to the internal model. When quoted market values are not reliable or available, the value is based upon an internal valuation process using market observable inputs that other market participants would use. Significant inputs to the valuation of derivative financial instruments include overnight index swaps (OIS) and LIBOR basis curves, interest rate volatility, swap yield curve, currency spot rates, cross currency basis curves and dividend yields. Due to the observability of the significant inputs to these fair value measurements, they are classified as Level 2.

The use of different assumptions or valuation methodologies may have a material impact on the estimated fair value amounts. For the periods presented, there were no significant changes to the Company’s valuation techniques.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following presents changes in the Company’s Level 3 assets carried at fair value:

	Year Ended December 31, 2015
	Bonds			Total Level 3
	Industrial and Miscellaneous	Parent, Subsidiaries and Affiliates	Common Stock Unaffiliated	Financial Assets Carried at Fair Value

	(In Millions)

Balance as of January 1, 2015	$3	$9	$3	$15
(Losses) gains in net income	(2)	-	1	(1)
Losses in surplus	-	(1)	(1)	(2)
Purchases	-	-	1	1
Sales	-	-	(1)	(1)
Settlements	-	-	(1)	(1)
Transfers out	-	(2)	-	(2)
Other transfers	(1)	(1)	-	(2)

Balance as of December 31, 2015	$-	$5	$2	$7

Level 3 transfers out identifies assets that are consistently carried at fair value but have had a level change. The parent, subsidiaries and affiliates were transferred out of Level 3 to Level 2 due to a change in the observability of pricing inputs.

	Year Ended December 31, 2014
	Bonds			Total Level 3
	Industrial and Miscellaneous	Parent, Subsidiaries and Affiliates	Common Stock Unaffiliated	Financial Assets Carried at Fair Value

	(In Millions)

Balance as of January 1, 2014	$1	$-	$2	$3
Gains in net income	-	-	1	1
Losses in surplus	-	(1)	-	(1)
Purchases	-	3	1	4
Issuances	3	11	-	14
Sales	-	-	(1)	(1)
Settlements	-	(9)	-	(9)
Transfers in	-	5	-	5
Other transfers	(1)	-	-	(1)

Balance as of December 31, 2014	$3	$9	$3	$15

Level 3 transfers in identifies assets that are consistently carried at fair value but have had a level change. The parent, subsidiaries and affiliates were transferred into Level 3 from Level 2 due to a change in the observability of pricing inputs.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

13.	Business risks, commitments and contingencies

a.	Risks and uncertainties

The Company operates in a business environment subject to various risks and uncertainties. The principle risks include insurance and underwriting risks, investment and interest rate risks, currency exchange risk and credit risk.

Insurance and underwriting risks

The Company prices its products based on estimated benefit payments reflecting assumptions with respect to mortality, longevity, persistency, interest rates and other factors. If actual policy experience emerges that is significantly and adversely different from assumptions used in product pricing, the effect could be material to the profitability of the Company. The Company reinsures certain life insurance policies to mitigate the impact of its underwriting risk.

Investment and interest rate risks

The fair value, cash flows and earnings of investments can be influenced by a variety of factors including changes in interest rates, credit spreads, equity markets, portfolio asset allocation and general economic conditions. The Company employs a rigorous asset/liability management process to help mitigate the economic impacts of various investment risks, in particular interest rate risk. By effectively matching the market sensitivity of assets with the liabilities they support, the impact of interest rate changes is addressed, on an economic basis, as the change in the value of the asset is offset by a corresponding change in the value of the supported liability.

The levels of U.S. interest rates are influenced by U.S. monetary policies and by the relative attractiveness of U.S. markets to investors versus other global markets. As interest rates increase, certain debt securities may experience amortization or prepayment speeds that are slower than those assumed at purchase, impacting the expected maturity of these securities and the ability to reinvest the proceeds at the higher yields. Rising interest rates may also result in a decrease in the fair value of the investment portfolio. As interest rates decline, certain debt securities may experience accelerated amortization and prepayment speeds than what was assumed at purchase. During such periods, the Company is at risk of lower net investment income as it may not be able to reinvest the proceeds at comparable yields. Declining interest rates may also increase the fair value of the investment portfolio.

Interest rates also have an impact on the Company’s products with guaranteed minimum payouts and on interest credited to account holders. As interest rates decrease, investment spreads may contract as crediting rates approach minimum guarantees, resulting in an increased liability.

In periods of increasing interest rates, policy loans, surrenders and withdrawals may increase as policyholders seek investments with higher perceived returns. This could result in cash outflows requiring the Company to sell invested assets at a time when the prices of those assets are adversely affected by the increase in market interest rates, which could cause the Company to realize investment losses.

Currency exchange risk

The Company has currency risk due to its non-U.S. dollar investments. The Company mitigates currency risk through the use of cross-currency swaps and forward contracts. Cross-currency swaps are used to minimize currency risk for certain non-U.S. dollar assets through a pre-specified exchange of interest and principal. Forward contracts are used to hedge movements in exchange rates.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Credit and other market risks

The Company manages its investments to limit credit and other market risks by diversifying its portfolio among various security types and industry sectors as well as purchasing credit default swaps to transfer some of the risk.

Stressed conditions, volatility and disruptions in global capital markets or in particular markets or financial asset classes can have an adverse effect on the Company, in part because the Company has a large investment portfolio and assets supporting the Company’s insurance liabilities are sensitive to changing market factors. Global market factors, including interest rates, credit spread quality, equity prices, real estate markets, foreign currency exchange rates, consumer spending, business investment, government spending, the volatility and strength of the capital markets, deflation and inflation, all affect the business and economic environment and, ultimately, the profitability of the Company’s business. Disruptions in one market or asset class can also spread to other markets or asset classes. Upheavals in the financial markets can also affect the Company’s business through their effects on general levels of economic activity, employment and customer behavior.

Significant volatility in the financial markets, and government actions taken in response, may exacerbate some of the risks the Company faces. The Company holds investments in energy and certain other commodity sectors, which have experienced similar overall market volatility and declines. With the continued weaker economic outlook in these sectors, there may be an increase in reported default rates or potential downgrades to the ratings of companies exposed to these sectors. In addition, concerns over the solvency of certain countries and sovereignties and the entities that have significant exposure to their debt have created market volatility. This volatility may continue to affect the performance of various asset classes until there is an ultimate resolution of the sovereign debt related concerns.

The CMBS, RMBS and leveraged loan sectors are sensitive to evolving conditions that can impair the cash flows realized by investors and is subject to uncertainty. Management’s judgment regarding OTTI and estimated fair value depends upon the evolving investment sector and economic conditions. It can also be affected by the market liquidity, a lack of which can make it difficult to obtain accurate market prices for RMBS and other investments, including CMBS and leveraged loans. Any deterioration in economic fundamentals, especially related to the housing sector could affect management’s judgment regarding OTTI.

The Company has investments in structured products exposed primarily to the credit risk of corporate bank loans, corporate bonds or credit default swap contracts referencing corporate credit risk. Most of these structured investments are backed by corporate loans and are commonly known as collateralized loan obligations that are classified as CDOs. The portfolios backing these investments are actively managed and diversified by industry and individual issuer concentrations. Due to the complex nature of CDOs and the reduced level of transparency to the underlying collateral pools for many market participants, the recovery in CDO valuations generally lags the overall recovery in the underlying assets. Management believes its scenario analysis approach, based primarily on actual collateral data and forward looking assumptions, does capture the credit and most other risks in each pool. However, in a rapidly changing economic environment, the credit and other risks in each collateral pool will be more volatile and actual credit performance of CDOs may differ from the Company’s assumptions.

The Company continuously monitors its investments and assesses their liquidity and financial viability; however, the existence of the factors described above, as well as other market factors, could negatively impact the market value of the Company’s investments. If the Company sells its investments prior to maturity or market recovery, these investments may yield a return that is less than the Company otherwise would have been able to realize.

Asset-based fees calculated as a percentage of the separate account assets are a source of revenue to the Company. Gains and losses in the investment markets may result in corresponding increases and decreases in the Company’s separate account assets and related revenue.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

b.	Guaranty funds

The Company is subject to state insurance guaranty fund laws. These laws assess insurance companies amounts to be used to pay benefits to policyholders and policy claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially impact its financial position, results of operations or liquidity.

c.	Litigation

The Company is involved in litigation arising in the normal course of business, which seeks compensatory damages, punitive damages and equitable remedies. Although the Company is not aware of any actions or allegations that reasonably should give rise to a material adverse impact to the Company’s financial position or liquidity, the outcome of litigation cannot be foreseen with certainty. It is the opinion of management that the ultimate resolution of these matters will not materially impact the Company’s financial position or liquidity. However, the outcome of a particular proceeding may be material to the Company’s results of operations for a particular period depending upon, among other factors, the size of the loss and the level of the Company’s results of operations for the period.

d.	Regulatory matters

The Company is subject to governmental and administrative proceedings and regulatory inquiries, examinations and investigations in the ordinary course of its business. In connection with regulatory inquiries, examinations and investigations, the Company has been contacted by various regulatory agencies including, among others, the Securities and Exchange Commission, the U.S. Department of Labor and various state insurance departments and state attorneys general. The Company has cooperated fully with these regulatory agencies with regard to their inquiries, examinations and investigations and has responded to information requests and comments.

Market volatility in the financial services industry over the last several years has contributed to increased scrutiny of the entire financial services industry. Therefore, the Company believes that it is reasonable to expect that proceedings, regulatory inquiries, examinations and investigations into the insurance and financial services industries will continue for the foreseeable future. Additionally, new industry-wide legislation, rules and regulations could significantly affect the insurance and financial services industries as a whole. It is the opinion of management that the ultimate resolution of these regulatory inquiries, examinations, investigations, legislative and regulatory changes of which we are aware will not materially impact the Company’s financial position or liquidity. However, the outcome of a particular matter may be material to the Company’s operating results for a particular period depending upon, among other factors, the financial impact of the matter and the level of the Company’s results of operations for the period.

e.	Commitments

In the normal course of business, the Company enters into commitments to purchase certain investments. The majority of these commitments have funding periods that extend between one and five years. The Company is not required to fund commitments once the commitment period expires.

As of December 31, 2015, the Company had the following commitments:

	2016	2017	2018	2019	2020	Thereafter	Total

	(In Millions)

Private placements	$49	$25	$1	$29	$6	$16	$126
Mortgage loans	10	16	14	-	5	-	45
Partnerships and LLCs	17	17	11	11	11	36	103

Total	$76	$58	$26	$40	$22	$52	$274

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

14.	Related party transactions

Pursuant to a management agreement, MassMutual, for a fee, furnishes the Company, as required, operating facilities, human resources, computer software development and managerial services. Investment and administrative services are also provided to the Company pursuant to a management services agreement with MassMutual. While management believes that these fees are calculated on a reasonable basis, these fees may not necessarily be indicative of the costs that would have been incurred on a stand-alone basis.

Effective January 1, 2015, the Company sold its participation interests in eight real estate properties to Massachusetts Mutual Life Insurance Company, the Company’s sole shareholder, for $25 million of cash, the fair value of the participation interests. The carrying value of the real estate investments at the time of sale was $24 million, which was net of encumbrances of $9 million that were assumed by MassMutual. Upon sale of the real estate investments, the Company recognized a net gain of $1 million, which was recorded through net realized capital gains (losses).

The following table summarizes the transactions between the Company and the related parties:

	Years Ended December 31,
	2015	2014	2013

	(In Millions)

Fee income:
Recordkeeping and other services	$2	$2	$2
Fee expense:
Management and service contracts and cost-sharing arrangements	39	48	51

The Company reported less than $1 million as amounts due from affiliates as of December 31, 2015 and 2014. The Company reported $13 million as amounts due to subsidiaries and affiliates as of December 31, 2015 and $12 million as of December 31, 2014. Terms generally require settlement of these amounts within 30 to 90 days.

The Company approved financing of $262 million as of December 31, 2015 and 2014, for MassMutual Asset Finance, LLC (MMAF) that can be used to finance ongoing asset purchases and refinance existing Company provided lines of credit. During 2015, MMAF borrowed $130 million and repaid $70 million under the MMAF credit facility. During 2014, MMAF borrowed $152 million and repaid $136 million under the MMAF credit facility. Outstanding borrowings under the facility with the Company were $235 million as of December 31, 2015 and $253 million as of December 31, 2014. Interest for these borrowings was $4 million for the years ended December 31, 2015 and 2014. The interest of this facility adjusts monthly based on the 30-day LIBOR.

The Company approved financing of $25 million as of December 31, 2015 and $35 million as of December 31, 2014 for Jefferies Finance, LLC that can be used for the short-term financing of assets underwritten by Jefferies Finance, LLC. 2015, Jefferies Finance, LLC borrowed $56 million and repaid $51 million under the credit facility. During 2014, Jefferies Finance, LLC borrowed $304 million and repaid $344 million under the credit facility. There were no outstanding borrowings under the facility as of December 31, 2015 and 2014 and all outstanding interest had been paid. The interest of this facility is calculated based on a full pass through of interest accrued on the underlying loans purchased.

The Company had a Modco reinsurance agreement with MassMutual where the Company ceded 75% of the premium on certain universal life policies. In return, MassMutual paid the Company a stipulated expense allowance, death and surrender benefits, and a Modco adjustment based on experience. The Company retained the assets and related reserves for payment of future benefits on the ceded policies. The Modco adjustment was the mechanism by which MassMutual funds the reserve on the reinsured portion of the risk. It was needed to adjust for the financial effect of the Company holding the reserves on the ceded coverage rather than MassMutual. This Modco agreement was recaptured, effective January 1, 2014, resulting in a $25 million loss for the Company.

The Company has a stop-loss agreement with MassMutual under which the Company cedes claims which, in aggregate, exceed 1.34% of the covered volume for any year, with maximum coverage of $25 million above the aggregate limit. The aggregate limit was $104 million in 2015, $112 million in 2014 and $131 million in 2013 and it was not exceeded in any of the years.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company has coinsurance agreements with MassMutual where the Company cedes substantially all of the premium on certain universal life policies. In return, MassMutual pays to the Company a stipulated expense allowance and death and surrender benefits. MassMutual holds the assets and related reserves for payment of future benefits on the ceded policies.

As of December 31, 2015 the net amounts due from MassMutual for the various reinsurance agreements were $22 million and as of December 31, 2014 the net amounts due from MassMutual for the various reinsurance agreements were $3 million. These outstanding balances are due and payable with terms ranging from monthly to annually, depending on the agreement in effect.

The following summarizes the related party reinsurance transactions between the Company and MassMutual:

	Years Ended December 31,
	2015	2014	2013

	(In Millions)

Premium ceded, related to:
Modco agreements	$-	$-	$(11)
Stop-loss agreements	(1)	(1)	(1)
Coinsurance agreements	(48)	(48)	(49)

Modco adjustments ceded, included in fees and other expense	-	-	(22)

Expense allowances on reinsurance ceded, included in fees and other income, related to:
Modco agreements	-	-	3
Coinsurance agreements	16	15	16

Policyholder benefits ceded, related to:
Modco agreements	-	(5)	26
Coinsurance agreements	82	57	66

Recapture fee:
Modco agreements	-	(20)	-

15.	Subsequent events

Management of the Company has evaluated subsequent events through February 19, 2016, the date the financial statements were available to be issued. No events have occurred subsequent to the balance sheet date and before the date of evaluation that would require disclosure.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

16.	Subsidiaries and affiliated companies

A summary of ownership and relationship of MassMutual and its subsidiaries and affiliated companies as of December 31, 2015 is illustrated below. Subsidiaries are wholly owned, except as noted.

Subsidiaries of Massachusetts Mutual Life Insurance Company

C.M. Life Insurance Company

MML Distributors LLC – 99% (remaining 1% owned by MassMutual Holding LLC)

MassMutual Holding LLC

The MassMutual Trust Company, FSB

MML Private Placement Investment Company I, LLC

MML Mezzanine Investor, LLC

MML Mezzanine Investor II, LLC

MMC Equipment Finance LLC

MML Mezzanine Investor L, LLC

MML Re Finance LLC

WP – SC, LLC – 81% (remaining 19% owned by C.M. Life Insurance Company)

MSP – SC, LLC

Country Club Office Plaza LLC – 88% (remaining 12% owned by C.M. Life Insurance Company)

MML Mezzanine Investor III, LLC

MassMutual External Benefits Group LLC

MSC Holding Company, LLC

Berkshire Way LLC

MassMutual Retirement Services, LLC

Fern Street LLC

MML Strategic Distributors, LLC

MML Investment Advisers, LLC

Pioneers Gate LLC

MML Special Situations Investor LLC

Subsidiaries of C.M. Life Insurance Company

MML Bay State Life Insurance Company

CML Mezzanine Investor, LLC

CML Mezzanine Investor L, LLC

CML Mezzanine Investor III, LLC

CML Re Finance LLC

CML Special Situations Investor LLC

Subsidiaries of MML Bay State Life Insurance Company

(No subsidiaries)

Subsidiaries of MassMutual Asset Finance LLC (a subsidiary of MMC Equipment Finance LLC)

Winmark Limited Funding LLC

MMAF Equipment Finance LLC 2009-A

MMAF Equipment Finance LLC 2011-A

Other Affiliates:

Jefferies Finance LLC – 45% (5% owned by Babson Capital Management LLC; remaining 50% owned by Jefferies Group, Inc.)[no subsidiaries]

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

17.	Impairment listing for loan-backed and structured securities

The following are the total cumulative adjustments and impairments for loan-backed and structured securities since July 1, 2009:

Summary	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
December 31, 2015	$474,546.39	$-	$474,546.39	$468,066.15	$(6,480.24)	$468,066.15	$467,904.41
September 30, 2015	5,603,766.32	-	5,603,766.32	5,064,430.46	(539,335.86)	5,064,430.46	6,491,785.52
June 30, 2015	8,300,145.88	-	8,300,145.88	8,096,024.30	(204,121.58)	8,096,024.30	8,991,309.25
March 31, 2015	4,134,215.54	-	4,134,215.54	4,097,040.87	(37,174.67)	4,097,040.87	4,062,059.96
December 31, 2014	9,225,670.01	-	9,225,670.01	9,099,602.60	(126,067.41)	9,099,602.60	10,324,197.12
September 30, 2014	-	-	-	-	-	-	-
June 30, 2014	6,799,823.11	-	6,799,823.11	6,410,214.05	(389,609.06)	6,410,214.05	8,821,202.53
March 31, 2014	10,842,786.00	-	10,842,786.00	9,332,953.14	(1,509,832.86)	9,332,953.14	11,545,155.67
December 31, 2013	13,068,728.02	-	13,068,728.02	12,446,802.54	(621,925.48)	12,446,802.54	13,075,121.87
September 30, 2013	8,777,769.26	-	8,777,769.26	8,640,444.44	(137,324.82)	8,640,444.44	8,226,635.01
June 30, 2013	11,479,347.45	-	11,479,347.45	11,079,157.68	(400,189.77)	11,079,157.68	10,139,599.32
March 31, 2013	15,334,535.05	-	15,334,535.05	14,970,375.96	(364,159.09)	14,970,375.96	14,135,121.66
December 31, 2012	31,785,329.35	-	31,785,329.35	30,443,342.37	(1,341,986.98)	30,443,342.37	27,669,976.79
September 30, 2012	67,270,430.45	-	67,270,430.45	65,265,347.34	(2,005,083.11)	65,265,347.34	57,019,261.58
June 30, 2012	70,455,899.87	-	70,455,899.87	69,041,733.13	(1,414,166.74)	69,041,733.13	55,143,333.36
March 31, 2012	87,853,178.35	-	87,853,178.35	85,053,001.11	(2,800,177.24)	85,053,001.11	67,243,938.01
December 31, 2011	90,342,741.95	-	90,342,741.95	87,759,853.27	(2,582,888.68)	87,759,853.27	61,663,658.75
September 30, 2011	62,166,554.35	-	62,166,554.35	60,544,908.62	(1,621,645.73)	60,544,908.62	45,284,653.78
June 30, 2011	80,582,826.88	-	80,582,826.88	76,857,392.88	(3,725,434.00)	76,857,392.88	60,286,999.44
March 31, 2011	87,925,923.39	-	87,925,923.39	85,768,903.43	(2,157,019.96)	85,768,903.43	65,285,429.38
December 31, 2010	78,922,236.87	-	78,922,236.87	77,329,040.51	(1,593,196.36)	77,329,040.51	57,284,607.12
September 30, 2010	75,579,157.67	-	75,579,157.67	73,844,794.15	(1,734,363.52)	73,844,794.15	53,531,682.15
June 30, 2010	106,701,990.11	-	106,701,990.11	104,920,573.41	(1,781,416.70)	104,920,573.41	77,297,240.58
March 31, 2010	117,247,144.97	-	117,247,144.97	110,848,178.13	(6,398,966.84)	110,848,178.13	81,512,592.53
December 31, 2009	94,759,892.12	-	94,759,892.12	91,319,792.71	(3,440,099.41)	91,319,792.71	61,154,481.79
September 30, 2009	203,672,078.15	(2,299,536.69)	201,372,541.46	193,090,827.77	(8,281,713.69)	193,090,827.77	124,234,344.38
Totals		$(2,299,536.69)			$(45,214,379.80)

The following is the impairment listing for loan-backed and structured securities for the three months ended December 31, 2015.
CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
45660LYW3	$141,004.77	$-	$141,004.77	$136,628.87	$(4,375.90)	$136,628.87	$143,245.41
589929N38	90,289.35	-	90,289.35	89,628.19	(661.16)	89,628.19	87,583.61
79549ASN0	1,168.38	-	1,168.38	612.03	(556.35)	612.03	8,809.25
9393365V1	15,080.70	-	15,080.70	14,566.45	(514.25)	14,566.45	14,745.25
939336KZ5	227,003.19	-	227,003.19	226,630.61	(372.58)	226,630.61	213,520.89
Totals	$474,546.39	$-	$474,546.39	$468,066.15	$(6,480.24)	$468,066.15	$467,904.41

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following is the impairment listing for loan-backed and structured securities for the three months ended September 30, 2015.

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
17307GKZ0	$18,386.02	$-	$18,386.02	$18,329.87	$(56.15)	$18,329.87	$18,034.44
77277LAF4	3,136,314.75	-	3,136,314.75	2,827,410.80	(308,903.95)	2,827,410.80	3,713,542.20
77277LAH0	157,081.53	-	157,081.53	142,013.06	(15,068.47)	142,013.06	357,824.00
77277LAJ6	2,224,240.71	-	2,224,240.71	2,010,905.24	(213,335.47)	2,010,905.24	2,336,814.36
79549ASM2	67,743.31	-	67,743.31	65,771.49	(1,971.82)	65,771.49	65,570.52
Total	$5,603,766.32	$-	$5,603,766.32	$5,064,430.46	$(539,335.86)	$5,064,430.46	$6,491,785.52

The following is the impairment listing for loan-backed and structured securities for the three months ended June 30, 2015.

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment		Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
125435AA5	$124,256.61		$-	$124,256.61	$123,204.14	$(1,052.47)	$123,204.14	$123,549.99
17307GKZ0	18,659.77		-	18,659.77	18,598.94	(60.83)	18,598.94	18,267.28
77277LAF4	3,227,859.75		-	3,227,859.75	3,136,314.75	(91,545.00)	3,136,314.75	3,703,911.30
77277LAH0	161,547.14		-	161,547.14	157,081.53	(4,465.61)	157,081.53	356,896.00
77277LAJ6	2,287,463.65		-	2,287,463.65	2,224,240.71	(63,222.94)	2,224,240.71	2,330,753.94
86359DMC8	2,480,358.96		-	2,480,358.96	2,436,584.23	(43,774.73)	2,436,584.23	2,457,930.74
Totals	$8,300,145.88	$		$8,300,145.88	$8,096,024.30	$(204,121.58)	$8,096,024.30	$8,991,309.25

The following is the impairment listing for loan-backed and structured securities for the three months ended March 31, 2015.

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
125435AA5	$130,949.95	$-	$130,949.95	$130,826.56	$(123.39)	$130,826.56	$130,199.04
17307GKZ0	28,426.86	-	28,426.86	28,392.44	(34.42)	28,392.44	27,903.33
589929N38	109,153.79	-	109,153.79	108,655.62	(498.17)	108,655.62	105,605.47
61750MAB1	744.86	-	744.86	675.83	(69.03)	675.83	736.96
81744FDK0	503,407.76	-	503,407.76	498,444.36	(4,963.40)	498,444.36	489,646.60
86359DMC8	2,562,280.17	-	2,562,280.17	2,543,017.82	(19,262.35)	2,543,017.82	2,530,463.99
885220FS7	553,016.84	-	553,016.84	541,787.54	(11,229.30)	541,787.54	545,060.88
939336KZ5	246,235.31	-	246,235.31	245,240.70	(994.61)	245,240.70	232,443.69
Totals	$4,134,215.54	$-	$4,134,215.54	$4,097,040.87	$(37,174.67)	$4,097,040.87	$4,062,059.96

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

18.	Structured Notes

A structured note is a direct debt issuance by a corporation, municipality, or government entity, ranking pari-passu with the issuer’s other debt issuance of equal seniority where either: (a) the coupon and/or principal payments are linked, in whole or in part, to prices or payment streams from index or indices, or assets deriving their value from other than the issuer’s credit quality, or (b) the coupon and/or principal payments are leveraged by a formula that is different from either a fixed coupon, or a non-leveraged floating rate coupon linked to an interest rate index, including but not limited to LIBOR or the prime rate. As structured notes are issuer obligations without a trust, they are within the scope of SSAP No. 26, “Bonds, Excluding Loan-backed and Structured Securities” (SSAP No. 26). Structured notes are different than the asset backed structured securities, which are accounted for under SSAP No. 43R, “Revised - Loan-Backed and Structured Securities” (SSAP No. 43R), as they lack either a trust or assets backing them. The disclosure below allows regulators to assess the volume of activity in structured notes and to determine whether additional accounting or reporting revisions, such as valuation and risk-based capital, are needed. To satisfy this request, the Company is required to separately identify structured notes, on a CUSIP basis and provide information by CUSIP for actual cost, fair value, book/adjusted carrying value, and whether the structured note is a mortgage-referenced security. The following sets forth the actual cost, fair value and carrying value of structured notes as of December 31, 2015:

CUSIP Identification	Actual Cost	Fair Value	Book / Adjusted Carrying Value	Mortgage- Referenced Security (YES/NO)
30256YAA1	$1,824,416	$1,939,170	$1,824,416	NO
30711XBE3	543,274	542,622	543,274	YES
3137G0EQ8	469,827	468,925	469,827	YES

Total	$2,837,517	$2,950,717	$2,837,517	XXX

PART C

OTHER INFORMATION

Item 24. Financial Statements and Exhibits

(a)	Financial Statements

Financial Statements included in Part A

Condensed Financial Information

Financial Statements included in Part B

The Registrant

Report of Independent Registered Public Accounting Firm

Statement of Assets and Liabilities as of December 31, 2015

Statements of Operations and Changes in Net Assets for the years ended December 31, 2015 and 2014

Notes to Financial Statements

The Depositor

Independent Auditors’ Report

Statutory Statements of Financial Position as of December 31, 2015 and 2014

Statutory Statements of Operations for the years ended December 31, 2015, 2014 and 2013

Statutory Statements of Changes in Surplus for the years ended December 31, 2015, 2014 and 2013

Statutory Statements of Cash Flows for the years ended December 31, 2015, 2014 and 2013

Notes to Statutory Financial Statements

(b)	Exhibits

Exhibit 1	Resolution of Board of Directors of the Company authorizing the establishment of the Separate
Account – Incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement
File No. 033-61679 filed April 27, 1998

	Exhibit 2	Not Applicable.

	Exhibit 3	i.	Underwriting and Servicing Agreement dated December 16, 2014 by and between MML Investors Services, LLC and C.M. Life Insurance Company – Incorporated by reference to Initial Registration Statement File No. 333-95845 filed April 28, 2015

		ii.	Underwriting and Servicing Agreement (Distribution Servicing Agreement) dated April 1, 2014 between MML Strategic Distributors, LLC and C.M. Life Insurance Company – Incorporated by reference to Post-Effective Amendment No. 18 to Registration Statement File No. 333-49457 filed April 28, 2014

	Exhibit 4	Individual Variable Deferred Annuity Contract with Flexible Purchase Payment – Incorporated by reference to Initial Registration Statement File No. 033-61679 filed August 9, 1995

	Exhibit 5	Form of Application Form – Incorporated by reference to Initial Registration Statement No. 033-61679 filed August 9, 1995

	Exhibit 6	i.	Copy of Articles of Incorporation of C.M. Life Insurance Company – Incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement File No. 333-91072 filed April 24, 1998

		ii.	By-Laws of C.M. Life Insurance Company – Incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement File No. 333-91072 filed April 24, 1998

	Exhibit 7	Not Applicable.

	Exhibit 8	i.	Fund Participation Agreements

			a.	AIM Funds (Invesco Funds)

–	Form of Participation Agreement dated April 30, 2004 (AIM Variable Insurance Funds, Inc., A I M Distributors, Inc. and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 9 to Registration Statement File
No. 333-80991 filed April 24, 2006

• Amendment No. 1 dated and effective April 30, 2010 – Incorporated by reference to Post-Effective Amendment No. 24 to Registration Statement File No. 033-61679 filed April 25, 2012

			b.	Fidelity Funds

–	Participation Agreement dated May 1, 1998 (Variable Insurance Products Fund II, Fidelity Distributors Corporation and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 14 to Registration Statement File
No. 333-88493 filed April 28, 2009

• Amendment effective as of the May 1, 1998 – Incorporated by reference to Post-Effective Amendment No. 14 to Registration Statement File No. 333-88493 filed April 28, 2009

• Fourth Amendment – Incorporated by reference to Post-Effective Amendment No. 14 to Registration Statement File No. 333-88493 filed April 28, 2009

•        Letter of Consent (Fidelity® Variable Insurance Fund II and C.M. Life Insurance Company) and Amendment dated May 1, 2007 – Incorporated by reference to Post-Effective Amendment No. 14 to Registration Statement File No. 333-88493 filed
April 28, 2009

• Amendment effective September 1, 2015 – Incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement File No. 333-202684 filed on or about April 26, 2016

.		–	Summary Prospectus Agreement effective May 1, 2011 (Fidelity Distributors Corporation and Massachusetts Mutual Life Insurance Company, C.M. Life Insurance Company, and MML Bay State Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-45039 filed April 25, 2012

	c.	MML Funds

		–	Participation Agreement dated November 17, 2005 (MML Series Investment Fund, Massachusetts Mutual Life Insurance Company and MML Bay State Life Insurance Company and C.M. Life Insurance Company)– Incorporated by reference to Post-Effective Amendment No. 62 to Registration Statement File No. 002-39334 filed August 22, 2007

• First Amendment effective November 17, 2005 – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-50410 filed April 25, 2008

• Second Amendment dated as of August 26, 2008 – Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-150916 filed September 12, 2008

• Third Amendment dated April 9, 2010 – Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement File No. 333-150916 filed April 27, 2010

• Fourth Amendment dated and effective July 23, 2010 – Incorporated by reference to Post-Effective Amendment No. 78 to Registration Statement File No. 002-39334 filed March 2, 2011

• Fifth Amendment dated August 28, 2012 – Incorporated by reference to Post-Effective Amendment No. 87 to Registration Statement File No. 002-39334 filed March 1, 2013

• Sixth Amendment dated April 1, 2014 – Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement File No. 333-150916 filed April 28, 2014

• Seventh Amendment dated August 11, 2015 – Incorporated by reference to Initial Registration Statement File No. 333-206438 filed August 17, 2015

	d.	MML II Funds

		–	Participation Agreement dated November 17, 2005 (MML Series Investment Fund II, Massachusetts Mutual Life Insurance Company and MML Bay State Life Insurance Company and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 4 to Registration Statement File No. 333-122804 filed April 30, 2008

• First Amendment effective November 17, 2005 – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-50410 filed April 25, 2008

• Second Amendment dated as of August 26, 2008 – Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-150916 filed September 12, 2008

• Third Amendment dated as of April 9, 2010 – Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement File No. 333-150916 filed April 27, 2010

• Fourth Amendment dated and effective July 23, 2010 – Incorporated by reference to Post-Effective Amendment No. 15 to Registration Statement File No. 333-122804 filed March 2, 2011

• Fifth Amendment dated August 1, 2011 – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-45039 filed April 25, 2012

•        Sixth and Seventh Amendments dated and effective August 28, 2012 and November 12, 2012 – Incorporated by reference to Post-Effective Amendment No. 22 to Registration Statement File No. 333-122804 filed March 1, 2013

• Eighth Amendment dated April 1, 2014 – Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement File No. 333-150916 filed April 28, 2014

• Ninth Amendment dated August 11, 2015 – Incorporated by reference to Initial Registration Statement File No. 333-206438 filed August 17, 2015

	e.	Oppenheimer Funds

		–	Participation Agreement, entered into as of May 1, 2006 and executed on November 20, 2007, (Oppenheimer Variable Account Funds, OppenheimerFunds, Inc., Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company, and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-50410 filed April 25, 2008

• Amendment No. 1 effective April 3, 2008 – Incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement File No. 333-150916 filed April 28, 2009

• Amendment No. 2 effective June 8, 2009 – Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement File No. 333-150916 filed April 27, 2010

• Amendment No. 3 effective October 13, 2010 – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-45039 filed April 25, 2012

• Amendment No. 4 dated April 1, 2014 – Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement File No. 333-150916 filed April 28, 2014

	f.	PIMCO Funds

		–	Participation Agreement dated as of April 21, 2006 (Massachusetts Mutual Life Insurance Company , C.M. Life Insurance Company and PIMCO Variable Insurance Trust and Allianz Global Investors Distributors LLC) – Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-150916 filed September 12, 2008

• Amendment No. 1 effective as of June 30, 2008 – Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement No. 333-150916 filed September 12, 2008

• Termination, New Agreements and Amendments dated November 10, 2010 – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement No. 333-45039 filed April 25, 2012

• Amendment effective as of May 1, 2011 – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement No. 333-45039 filed April 25, 2012

	g.	Voya Funds

		–	Participation Agreement dated April 26, 2006 (C.M. Life Insurance Company , ING Funds Distributor, LLC and ING Variable Products Trust) – Incorporated by reference to Post-Effective Amendment No. 26 to Registration Statement File No. 033-61679 filed April 29, 2014

• Amendment dated January 16, 2014 – Incorporated by reference to Post-Effective Amendment No. 26 to Registration Statement File No. 033-61679 filed April 29, 2014

• Amendment effective as of December 23, 2014 – Incorporated by reference to Post-Effective Amendment No. 19 to Registration Statement File No. 333-95845 filed April 28, 2015

ii.	Rule 22c-2 Agreements (Shareholder Information Agreements)

	a.	AIM Variable Insurance Funds effective October 16, 2007 (Massachusetts Mutual Life Insurance Company, and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File No. 333-50410 filed April 25, 2007

b.	Fidelity Distributors Corporation effective October 16, 2007 (Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company, and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement
File No. 333-50410 filed April 25, 2007

c.	MML Series Investment Fund effective October 16, 2007 (Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company, and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement
File No. 333-50410 filed April 25, 2007

d.	MML Series Investment Fund II effective October 16, 2007 (Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company, and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement
File No. 333-50410 filed April 25, 2007

	e.	OppenheimerFunds Services, OppenheimerFunds Distributor, Inc. effective October 16, 2007 (Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company, and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File No. 333-50410 filed April 25, 2007

f.	PIMCO Variable Insurance Trust (Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company) – Incorporated by reference to Initial Registration Statement
File No. 333-150916 filed May 14, 2008

	g.	Voya Variable Products Trust effective October 16, 2007 (Massachusetts Mutual Life Insurance Company, and C.M. Life Insurance Company) – Incorporated by reference to Initial Registration Statement File No. 333-150916 filed May 14, 2008

Exhibit 9	Opinion and Consent of Counsel – Incorporated by reference to Post-Effective Amendment No. 22 to Registration Statement File No. 033-61679 filed April, 29, 2010

Exhibit 10	i.	Consent of Independent Registered Public Accounting Firm, KPMG LLP. *

	ii.	Powers of Attorney

		à	Gregory Deavens

– Incorporated by reference to Post-Effective Amendment No. 24 to Registration Statement File No. 033-61679 filed April, 25, 2012

		à	Roger W. Crandall Mark Roellig Michael R. Fanning	Michael T. Rollings

– Incorporated by reference to Post-Effective Amendment No. 14 to Registration Statement File No. 333-49457 filed April 28, 2010

Exhibit 11	Not Applicable.

Exhibit 12	Not Applicable.

*	filed herewith

Item 25.	Directors and Officers of the Depositor

Directors of C.M. Life Insurance Company

Roger W. Crandall, Director (Chairman), President, and Chief Executive Officer (principal executive officer) 1295 State Street B101 Springfield, MA 01111	Michael R. Fanning, Director and Executive Vice President 1295 State Street Springfield, MA 01111

Mark Roellig, Director, Executive Vice President, and General Counsel 1295 State Street Springfield, MA 01111	Michael T. Rollings, Director, Executive Vice President and Chief Financial Officer (principal financial officer) 1295 State Street Springfield, MA 01111

Principal Officers (other than those who are also Directors, as referenced above):

Gregory Deavens, Senior Vice President and Controller (principal accounting officer) 1295 State Street Springfield, MA 01111	Todd G. Picken, Vice President and Treasurer 1295 State Street Springfield, MA 01111

Pia Flanagan,, Vice President and Corporate Secretary 1295 State Street Springfield, MA 01111	M. Timothy Corbett, Executive Vice President 1295 State Street Springfield, MA 01111

Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant

Incorporated herein by reference to Item 26 in Post-Effective Amendment No. 1 to Registration Statement File No. 333-202684, as filed with the Securities and Exchange Commission on or about April 26, 2016

Item 27. Number of Contract Owners

As of March 31, 2016, the number of contract owners was 10,188.

Item 28. Indemnification

C.M. Life directors and officers are indemnified under Article V of the by-laws of C.M. Life’s parent company, Massachusetts Mutual Life Insurance Company (“MassMutual”), as set forth below.

ARTICLE V. of the By-laws of MassMutual provide for indemnification of directors and officers as follows:

“ARTICLE V.

INDEMNIFICATION

Subject to limitations of law, the Company shall indemnify:

(a)	each director, officer or employee;

(b)	any individual who serves at the request of the Company as a director, board member, committee member, partner, trustee, officer or employee of any foreign or domestic organization or any separate investment account; or

(c)	any individual who serves in any capacity with respect to any employee benefit plan,

from and against all loss, liability and expense imposed upon or incurred by such person in connection with any threatened, pending or completed action, claim, suit, investigation or proceeding of any nature whatsoever, in which such person may be involved or with which he or she may be threatened to be involved, by reason of any alleged act, omission or otherwise while serving in any such capacity, whether such action, claim, suit, investigation or proceeding is civil, criminal, administrative, arbitrative, or investigative and/or formal or informal in nature. Indemnification shall be provided although the person no longer serves in such capacity and shall include protection for the person’s heirs and legal representatives.

Indemnities hereunder shall include, but not be limited to, all costs and reasonable counsel fees, fines, penalties, judgments or awards of any kind, and the amount of reasonable settlements, whether or not payable to the Company or to any of the other entities described in the preceding paragraph, or to the policyholders or security holders thereof.

Notwithstanding the foregoing, no indemnification shall be provided with respect to:

(1)	any matter as to which the person shall have been adjudicated in any proceeding not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Company or, to the extent that such matter relates to service with respect to any employee benefit plan, in the best interests of the participants or beneficiaries of such employee benefit plan;

(2)	any liability to any entity which is registered as an investment company under the Federal Investment Company Act of 1940 or to the security holders thereof, where the basis for such liability is willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of office; and

(3)	any action, claim or proceeding voluntarily initiated by any person seeking indemnification, unless such action, claim or proceeding had been authorized by the Board of Directors or unless such person’s indemnification is awarded by vote of the Board of Directors.

In any matter disposed of by settlement or in the event of an adjudication which in the opinion of the General Counsel or his or her delegate does not make a sufficient determination of conduct which could preclude or permit indemnification in accordance with the preceding paragraphs (1), (2) and (3), the person shall be entitled to indemnification unless, as determined by the majority of the disinterested directors or in the opinion of counsel (who may be an officer of the Company or outside counsel employed by the Company), such person’s conduct was such as precludes indemnification under any of such paragraphs. The termination of any action, claim, suit, investigation or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in the best interests of the Company.

The Company may at its option indemnify for expenses incurred in connection with any action or proceeding in advance of its final disposition, upon receipt of a satisfactory undertaking for repayment if it be subsequently determined that the person thus indemnified is not entitled to indemnification under this Article V.”

To provide certainty and more clarification regarding the indemnification provisions of the Bylaws set forth above, MassMutual has entered into indemnification agreements with certain officers who serve as a director of a subsidiary of MassMutual (a “Subsidiary Director”). Pursuant to the Agreements, MassMutual agrees to indemnify a Subsidiary Director, to the extent legally permissible, against (a) all expenses, judgments, fines and settlements (“Costs”), liabilities, and penalties paid in connection with a proceeding involving the Subsidiary Director because he or she is a director of a subsidiary of MassMutual if the Subsidiary Director (i) acted in good faith, (ii) reasonably believed the conduct was in the subsidiary’s best interest; (iii) had no reasonable cause to believe the conduct was unlawful (in a criminal proceeding); and, (iv) engaged in conduct for which the Subsidiary Director shall not be liable under MassMutual’s Charter or By-Law. MassMutual further agrees to indemnify a Subsidiary Director, to the extent permitted by law, against all Costs paid in connection with any proceeding (i) unless the Subsidiary Director breached a duty of loyalty, (ii) except for liability for acts or omissions not in good faith, involving intentional misconduct or a knowing violation of law, (iii) except for liability under Section 6.40 of Chapter 156D of Massachusetts Business Corporation Act (“MBCA”), or (iv) except for liability related to any transaction from which the Subsidiary Director derived an improper benefit. MassMutual will also indemnify a Subsidiary Director, to the fullest extent authorized by the MBCA, against all expenses to the extent the Subsidiary Director has been successful on the merits or in defense of any proceeding. If any court determines that despite an adjudication of liability to the relevant subsidiary that the Subsidiary Director is entitled to indemnification, MassMutual will indemnify the Subsidiary Director to the extent permitted by law. Subject to the Subsidiary Director’s obligation to pay MassMutual in the event that the Subsidiary Director is not entitled to indemnification, MassMutual will pay the expenses of the Subsidiary Director prior to a final determination as to whether the Subsidiary Director is entitled to indemnification.

Item 29.	Principal Underwriters

(a)	MML Investors Services, LLC (“MMLIS”) acts as principal underwriter of the contracts/policies/certificates sold by its registered representatives and MML Strategic Distributors, LLC (“MSD”) serves as principal underwriter of the contracts/policies/certificates sold by registered representatives of other broker-dealers who have entered into distribution agreements with MSD.

MMLIS and MSD either jointly or individually act as principal underwriters for:

Massachusetts Mutual Variable Life Separate Account I, Massachusetts Mutual Variable Annuity Separate Account 1, Massachusetts Mutual Variable Annuity Separate Account 2, Massachusetts Mutual Variable Annuity Separate Account 3, Massachusetts Mutual Variable Annuity Separate Account 4, Panorama Separate Account, Connecticut Mutual Variable Life Separate Account I, MML Bay State Variable Life Separate Account I, MML Bay State Variable Annuity Separate Account 1, Panorama Plus Separate Account, C.M. Multi-Account A, C.M. Life Variable Life Separate Account I, and Massachusetts Mutual Variable Life Separate Account II.

(b)	MMLIS and MSD are the principal underwriters for this contract. The following people are officers and directors of MMLIS and officers and directors of MSD:

OFFICERS AND DIRECTORS OF MML INVESTORS SERVICES, LLC
Name	Positions and Offices	Principal Business Address
Michael Fanning	Director, (Chairman of the Board) & Chief Executive Officer	*

John Vaccaro	President, Agency Field Force Supervisor, Director	*

William F. Monroe, Jr.	Vice President, Chief Operating Officer	*
Nathan Hall	Chief Financial Officer, Treasurer and Assistant Vice President	*

Christine Frederick	Chief Compliance Officer	*
Althea O’Donnell	AML Compliance Officer	*
Susan Scanlon	Deputy Chief Compliance Officer	**
James Puhala	Deputy Chief Compliance Officer	*
Mark Viviano	Co-Chief Operations Officer and Assistant Vice President	**

Mark Larose	Co-Chief Operations Officer and Assistant Vice President	*

Kenneth M. Rickson	Field Risk Officer	*
Robert S. Rosenthal	Chief Legal Officer, Vice President, Associate General Counsel and Secretary	*

Douglas Russell	Vice President	*
Wendy Benson	Vice President	*
Mathew Verdi	Assistant Vice President	*
Edward K. Duch, III	Assistant Secretary	*
Jennifer L. Dupuis-Krause	Assistant Secretary	*
Bruce C. Frisbie	Assistant Treasurer	**
Kevin LaComb	Assistant Treasurer	*
Todd Picken	Assistant Treasurer	*
Kristin Costanzo	Assistant Treasurer	*
Kathy Rogers	Continuing Education Officer	*
Joseph Sparacio	Senior Regional Vice President	9830 E. Granite Peak Trail Scottsdale, AZ 85262
Michael St. Clair	Senior Regional Vice President	*
Richard Bourgeois	Vice President	*
Francine Reipold	Vice President	*
Mario Morton	Assistant Vice President and Registration Manager	*
Anthony Frogameni	Chief Privacy Officer, Assistant Vice President	*
Elaine Gruet	Assistant Vice President	*
Delphine Soucie	Assistant Vice President	*
David Cove	Regional Assistant Vice President	*
Kevin DeGray	Regional Assistant Vice President	*
Nicholas DeLuca	Regional Assistant Vice President	1101 North Black Canyon Highway PH30 Phoenix, AZ 85209
David Hardy	Regional Assistant Vice President	*
Donald Helmes	Regional Assistant Vice President	*
Courtney Munoz	Regional Assistant Vice President	*
John Rogan	Regional Assistant Vice President	*
Jack Yvon	Regional Assistant Vice President	*
Michael Rollings	Director	*
Elizabeth Ward Chicares	Director	*
Jennifer Healy	Variable Annuity Product Distribution Officer	*
Craig Waddington	Variable Life Product Distribution Officer	*
Michael Dunn	Worksite Product Distribution Officer	**
* 1295 State Street, Springfield, MA 01111-0001 ** 100Bright Meadow Boulevard, Enfield, CT 06082-1981

OFFICERS AND DIRECTORS OF MML STRATEGIC DISTRIBUTORS, LLC

Name	Positions and Offices	Principal Business Address

Benson, Wendy	Director and President	*

Duch, Edward K. III	Assistant Secretary	*

Dupuis-Krause, Jennifer	Assistant Secretary	*

Hall, Nathan L.	Chief Financial Officer and Treasurer	*

Morton, Mario	Registration Manager	*

Rollings, Michael	Director	*

Rosenthal, Robert S.	Chief Legal Officer, Secretary and Vice President	*

Scanlon, Susan	Chief Compliance Officer and Vice President	*

Vaccaro, John A.	Director, Chairman of the Board, Chief Executive Officer	*

Ward Chicares, Elizabeth	Director	*

Jennifer Healy	Variable Annuity Product Distribution Officer	*

Waddington, Craig	Variable Life Product Distribution Officer	*

* 1295 State Street, Springfield, MA 01111-0001

(c) For information about all commissions and other compensation received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant’s last fiscal year, refer to the “Distribution” section of the Statement of Additional Information.

Item 30. Location of Accounts and Records

All accounts, books, or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant through C.M. Life Insurance Company, 100 Bright Meadow Boulevard, Enfield, CT 06082 and 1295 State Street, Springfield, MA 01111.

Item 31. Management Services

Not Applicable.

Item 32. Undertakings

a. Registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than sixteen (16) months old for so long as payment under the variable annuity contracts may be accepted.

b. Registrant hereby undertakes to include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

c. Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statement required to be made available under this Form promptly upon written or oral request.

d. C.M. Life Insurance Company hereby represents that the fees and charges deducted under the individual deferred variable annuity contracts with flexible purchase payments described in this Registration Statement in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by C.M. Life Insurance Company.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, C.M. Multi-Account A, certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Post-Effective Amendment No. 28 to Registration Statement No. 033-61679 and has caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, all in the City of Springfield and the Commonwealth of Massachusetts, on April 25, 2016.

C.M. MULTI-ACCOUNT A (Registrant) C.M. LIFE INSURANCE COMPANY (Depositor)

By:	ROGER W. CRANDALL*
Roger W. Crandall President and Chief Executive Officer (principal executive officer) C.M. Life Insurance Company

As required by the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

ROGER W. CRANDALL *	Director, President and Chief Executive Officer	April 25, 2016
Roger W. Crandall	(principal executive officer)

MICHAEL T. ROLLINGS *	Director and Chief Financial Officer	April 25, 2016
Michael T. Rollings	(principal financial officer)

GREGORY DEAVENS *	Controller	April 25, 2016
Gregory Deavens	(principal accounting officer)

MARK ROELLIG *	Director	April 25, 2016
Mark Roellig

MICHAEL R. FANNING *	Director	April 25, 2016
Michael R. Fanning

/S/ JOHN E. DEITELBAUM		April 25, 2016
* John E. Deitelbaum Attorney-in-Fact pursuant to Powers of Attorney

INDEX TO EXHIBITS

Item 24. Exhibits

Exhibit (10) i.	Consent of Independent Registered Public Accounting Firm – KPMG LLP